UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05430

SSGA FUNDS

(Exact name of registrant as specified in charter)

One Lincoln Street

Boston, Massachusetts 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

David James, Managing Director and Managing Counsel State Street Bank and Trust Company 2 Copley Place, 3rd Floor Boston, Massachusetts 02116	Timothy W. Diggins, Esq. Ropes & Gray 800 Boylston Street Boston, Massachusetts 02110-2624

Registrant’s telephone number, including area code: (617) 662-1742

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Item 1. Shareholder Report.

Annual Report

31 August 2015

SSGA Funds

Money Market Funds

SSGA Money Market Fund

SSGA U.S. Government Money Market Fund

SSGA Funds

Money Market Funds

Annual Report

August 31, 2015

“SSGA” is a registered trademark of State Street Corporation and is licensed for use by the SSGA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSGA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

SSGA Money Market Fund

Shareholder Expense Example — August 31, 2015 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2015 to August 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2015	$1,000.00	$1,000.00
Ending Account Value
August 31, 2015	$1,000.00	$1,024.09
Expenses Paid During Period*	$1.11	$1.12

*	Expenses are equal to the Fund’s annualized expense ratio of 0.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

2	SSGA Money Market Fund

SSGA Money Market Fund

Schedule of Investments — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Certificates of Deposit - 30.9%
Bank of Montreal (next reset date 09/15/15) (a)	25,000,000	0.318	01/15/16	25,000,000
Bank of Montreal (next reset date 09/18/15) (a)	40,000,000	0.360	01/15/16	40,000,000
Bank of Montreal (next reset date 09/22/15) (a)	12,000,000	0.365	01/22/16	11,999,771
Bank of Nova Scotia (next reset date 09/08/15) (a)	24,000,000	0.291	11/05/15	24,000,000
Bank of Nova Scotia (next reset date 09/08/15) (a)	55,000,000	0.344	11/06/15	55,000,000
Bank of Nova Scotia (next reset date 09/10/15) (a)	35,000,000	0.292	02/05/16	35,000,000
Bank of Tokyo - Mitsubishi	35,000,000	0.260	09/18/15	35,000,000
Bank of Tokyo - Mitsubishi	30,000,000	0.270	10/14/15	30,000,000
BNP Paribas	35,000,000	0.260	09/10/15	35,000,000
BNP Paribas	40,000,000	0.350	12/04/15	40,000,000
Canadian Imperial Bank of Commerce (next reset date 09/16/15) (a)	20,000,000	0.318	02/16/16	20,000,000
Citibank NA	23,000,000	0.180	09/08/15	23,000,000
Citibank NA	30,000,000	0.250	11/03/15	30,000,000
Credit Agricole Corporate & Investment Bank	65,000,000	0.270	09/09/15	65,000,000
ING Bank NV	75,000,000	0.285	10/01/15	75,000,000
ING Bank NV	20,000,000	0.330	10/19/15	20,000,000
ING Bank NV	25,000,000	0.390	12/14/15	25,000,000
Rabobank Nederland NV	25,000,000	0.259	09/11/15	25,000,000
Rabobank Nederland NV	13,000,000	0.240	09/18/15	13,000,000
Rabobank Nederland NV	30,000,000	0.240	09/18/15	30,000,000
Royal Bank of Canada (next reset date 09/08/15) (a)	40,000,000	0.344	01/07/16	40,000,000
Societe Generale	25,000,000	0.290	09/04/15	25,000,000
Sumitomo Mitsui Banking Corp.	25,000,000	0.290	10/26/15	25,000,000
Svenska Handelsbanken AB	50,000,000	0.210	09/02/15	50,000,007
Svenska Handelsbanken AB	20,000,000	0.235	09/21/15	20,000,056
Svenska Handelsbanken AB	27,000,000	0.260	10/26/15	26,999,999
Svenska Handelsbanken AB (next reset date 09/15/15) (a)	15,000,000	0.348	01/15/16	15,000,000
Toronto Dominion Bank (next reset date 09/14/15) (a)	25,000,000	0.363	02/12/16	25,000,000
Toronto Dominion Bank (next reset date 09/28/15) (a)	35,000,000	0.349	05/26/16	35,000,000
Toronto Dominion Bank (next reset date 10/02/15) (a)	23,000,000	0.313	04/04/16	23,000,000
UBS AG	40,000,000	0.320	11/17/15	40,000,000
Wells Fargo Bank NA (next reset date 09/08/15) (a)	30,000,000	0.319	03/07/16	30,000,000
Wells Fargo Bank NA (next reset date 09/09/15) (a)	30,000,000	0.302	01/11/16	30,000,000
Westpac Banking Corp. (next reset date 09/25/15) (a)	14,000,000	0.319	04/25/16	14,000,000

Total Certificates of Deposit (cost $1,055,999,833)				1,055,999,833

Financial Company Commercial Paper - 30.3%
Australia & New Zealand Banking Group Ltd. (next reset date 09/04/15) (a)(b)	11,000,000	0.302	05/04/16	10,999,614
Australia & New Zealand Banking Group Ltd. (next reset date 09/15/15) (a)(b)	10,500,000	0.298	10/15/15	10,500,000
Australia & New Zealand Banking Group Ltd. (next reset date 09/15/15) (a)(b)	10,500,000	0.298	10/15/15	10,500,000
Australia & New Zealand Banking Group Ltd. (next reset date 09/21/15) (a)(b)	6,000,000	0.345	01/19/16	6,000,000
Caisse des Depots et Consignations (b)	20,000,000	0.240	10/07/15	19,995,200
Caisse des Depots et Consignations (b)	25,000,000	0.230	10/22/15	24,991,854
Caisse des Depots et Consignations (b)	30,000,000	0.260	11/02/15	29,986,567
Commonwealth Bank of Australia (b)	25,000,000	0.210	09/15/15	24,997,958
DBS Bank Ltd. (b)	25,000,000	0.220	09/08/15	24,998,930
DBS Bank Ltd. (b)	25,000,000	0.230	09/10/15	24,998,562

SSGA Money Market Fund	3

SSGA Money Market Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

DBS Bank Ltd. (b)	25,000,000	0.250	09/23/15	24,996,181
DnB Bank ASA (b)	50,000,000	0.240	09/25/15	49,992,000
DnB Bank ASA (b)	35,000,000	0.359	11/23/15	35,000,000
Erste Abwicklungsanstalt (b)	25,000,000	0.240	09/22/15	24,996,500
Erste Abwicklungsanstalt (b)	25,000,000	0.210	10/01/15	24,995,625
Erste Abwicklungsanstalt (b)	25,000,000	0.210	10/05/15	24,995,042
Erste Abwicklungsanstalt (b)	25,000,000	0.320	11/30/15	24,980,000
General Electric Capital Corp.	5,000,000	0.252	09/03/15	5,000,000
General Electric Capital Corp.	25,000,000	0.200	09/15/15	24,998,056
General Electric Capital Corp. (next reset date 09/04/15) (a)	5,000,000	0.282	10/30/15	5,000,000
HSBC Bank PLC (next reset date 09/21/15) (a)(b)	18,000,000	0.321	12/21/15	18,000,000
HSBC Bank PLC (next reset date 09/23/15) (a)(b)	20,000,000	0.330	11/23/15	20,000,000
Nordea Bank AB (b)	50,000,000	0.210	09/10/15	49,997,375
Nordea Bank AB (b)	50,000,000	0.245	09/23/15	49,992,514
Nordea Bank AB (b)	25,000,000	0.260	10/26/15	24,990,069
NRW.Bank (b)	50,000,000	0.190	09/21/15	49,994,722
NRW.Bank (b)	50,000,000	0.185	10/02/15	49,992,035
Skandinaviska Enskilda Banken AB (b)	35,000,000	0.240	09/09/15	34,998,133
Skandinaviska Enskilda Banken AB (b)	20,000,000	0.250	09/15/15	19,998,056
Skandinaviska Enskilda Banken AB (b)	16,400,000	0.260	09/15/15	16,398,342
Skandinaviska Enskilda Banken AB (b)	15,000,000	0.250	09/16/15	14,998,437
Skandinaviska Enskilda Banken AB (b)	32,730,000	0.250	10/15/15	32,719,999
Societe Generale (b)	45,000,000	0.290	11/02/15	44,977,525
Standard Chartered Bank (b)	40,000,000	0.260	09/09/15	39,997,689
Standard Chartered Bank (b)	20,000,000	0.260	09/21/15	19,997,111
Standard Chartered Bank (b)	25,000,000	0.270	10/23/15	24,990,250
Swedbank AB	50,000,000	0.310	11/27/15	49,962,542
Toyota Motor Credit Corp. (next reset date 09/08/15) (a)	15,000,000	0.292	01/13/16	15,000,000
Westpac Banking Corp. (next reset date 09/11/15) (a)(b)	11,000,000	0.301	03/11/16	11,000,000
Westpac Banking Corp. (next reset date 09/28/15) (a)(b)	16,500,000	0.299	10/26/15	16,500,000

Total Financial Company Commercial Paper (cost $1,037,426,888)				1,037,426,888

Government Agency Debt - 3.2%
Federal Home Loan Bank	28,000,000	0.092	10/07/15	27,997,480
Federal Home Loan Bank	29,000,000	0.122	10/09/15	28,996,327
Federal Home Loan Bank	23,000,000	0.173	10/16/15	22,995,113
Federal Home Loan Bank	9,000,000	0.162	10/16/15	8,998,211
Federal Home Loan Bank	22,000,000	0.148	10/21/15	21,995,569

Total Government Agency Debt (cost $110,982,700)				110,982,700

Other Notes - 12.7%
Bank of America NA	31,000,000	0.280	10/05/15	31,000,000
JPMorgan Chase Bank NA (next reset date 09/08/15) (a)	44,500,000	0.439	08/05/16	44,500,000
JPMorgan Chase Bank NA (next reset date 10/22/15) (a)	30,000,000	0.455	08/22/16	30,000,000
Lloyds Bank PLC	100,000,000	0.060	09/01/15	100,000,000
Natixis	108,321,000	0.070	09/01/15	108,321,000
Royal Bank of Canada (next reset date 09/16/15) (a)	12,000,000	0.506	12/16/15	12,006,935
Royal Bank of Canada (next reset date 10/07/15) (a)(b)	25,000,000	0.374	08/08/16	25,000,000
Svenska Handelsbanken AB (next reset date 09/28/15) (a)(b)	25,000,000	0.388	01/27/16	25,000,000

4	SSGA Money Market Fund

SSGA Money Market Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Wells Fargo Bank NA (next reset date 09/10/15) (a)	25,000,000	0.372	08/09/16	25,000,000
Wells Fargo Bank NA (next reset date 09/21/15) (a)	33,000,000	0.403	08/19/16	33,000,000

Total Other Notes (cost $433,827,935)				433,827,935

Treasury Debt - 0.7%
U.S. Treasury Bill (cost $23,999,580)	24,000,000	0.025	10/01/15	23,999,580

Total Investments - 77.8% (cost $2,662,236,936)				2,662,236,936

Repurchase Agreements - 22.9%
Treasury Repurchase Agreements - 20.9%
Agreement with Credit Suisse Securities (USA) LLC and JP Morgan Chase & Co. (Tri-Party) of $10,000,000 dated August 31, 2015 at 0.470% to be repurchased at $10,000,131 on October 2, 2015, collateralized by: $10,041,000 par various United States Government Treasury Obligations valued at $10,203,073. (c)				10,000,000
Agreement with Federal Reserve Bank and Bank of New York Mellon Corp. (Tri-Party) of $680,000,000 dated August 31, 2015 at 0.050% to be repurchased at $680,000,944 on September 1, 2015, collateralized by: $676,040,400 par various United States Government Treasury Obligations valued at $680,000,964.				680,000,000
Agreement with Goldman Sachs & Co. and Bank of New York Mellon Corp. (Tri-Party) of $25,000,000 dated August 31, 2015 at 0.350% to be repurchased at $25,000,243 on November 18, 2015, collateralized by: $24,741,900 par various United States Government Treasury Obligations valued at $25,500,068. (c)				25,000,000

Total Treasury Repurchase Agreements (cost $715,000,000)				715,000,000

Other Repurchase Agreements - 2.0%
Agreement with Citigroup Global Markets, Inc. and Bank of New York Mellon Corp. (Tri-Party) of $20,000,000 dated August 31, 2015 at 0.550% to be repurchased at $20,000,306 on November 19, 2015, collateralized by: $19,917,958 par various Corporate Bonds and United States Government National Mortgage Association valued at $20,457,144. (c)				20,000,000
Agreement with Goldman Sachs & Co. and Bank of New York Mellon Corp. (Tri-Party) of $25,000,000 dated August 31, 2015 at 0.410% to be repurchased at $25,000,285 on December 24, 2015, collateralized by: $10,164,931 par various Common Stocks and United States Government Treasury Obligations valued at $25,850,819. (c)				25,000,000

SSGA Money Market Fund	5

SSGA Money Market Fund

Schedule of Investments, continued — August 31, 2015

Value $

Agreement with JPM Chase and JP Morgan Chase & Co. (Tri-Party) of $25,000,000 dated August 31, 2015 at 0.394% to be repurchased at $25,001,093 on December 3, 2015, collateralized by: $27,653,801 par various Corporate Bonds valued at $27,001,591. (c)	25,000,000

Total Other Repurchase Agreements (cost $70,000,000)	70,000,000

Total Repurchase Agreements (cost $785,000,000)	785,000,000

Total Investments and Repurchase Agreements - 100.7% (d) (cost $3,447,236,936) (e)	3,447,236,936

Other Assets and Liabilities, Net - (0.7%)	(25,139,119)

Net Assets - 100.0%	3,422,097,817

Footnotes:

#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the rate column.
(a)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(b)	Rule 144A, Section 4(2) or other security, which is restricted to resale to institutional investors. The Fund’s investment manager has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent $987,466,290 or 28.9% of net assets as of August 31, 2015.
(c)	Illiquid security.
(d)	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs (Note 2).
(e)	The cost of securities for federal income tax purposes is substantially the same for financial reporting purposes.

Presentation of Portfolio Holdings — August 31, 2015

Categories	% of Net Assets

Certificates of Deposit	30.9
Financial Company Commercial Paper	30.3
Government Agency Debt	3.2
Other Notes	12.7
Treasury Debt	0.7
Repurchase Agreements	22.9

Total Investments and Repurchase Agreements	100.7
Other Assets and Liabilities, Net	(0.7)

100.0

Abbreviations:

LLC Limited Liability Company

PLC Public Limited Company

See accompanying notes which are an integral part of the financial statements.

6	SSGA Money Market Fund

SSGA U.S. Government Money Market Fund

Shareholder Expense Example — August 31, 2015 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2015 to August 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2015	$1,000.00	$1,000.00
Ending Account Value
August 31, 2015	$1,000.00	$1,024.75
Expenses Paid During Period*	$0.45	$0.46

*	Expenses are equal to the Fund’s annualized expense ratio of 0.09% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

SSGA U.S. Government Money Market Fund	7

SSGA U.S. Government Money Market Fund

Schedule of Investments — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Government Agency Debt - 70.3%
Federal Farm Credit Bank	9,000,000	0.082	09/04/15	8,999,940
Federal Farm Credit Bank (next reset date 09/07/15) (a)	20,000,000	0.161	01/05/16	20,000,000
Federal Farm Credit Bank (next reset date 09/09/15) (a)	14,400,000	0.162	12/09/15	14,400,000
Federal Farm Credit Bank (next reset date 09/11/15) (a)	19,000,000	0.161	01/11/16	19,000,000
Federal Farm Credit Bank (next reset date 09/18/15) (a)	24,000,000	0.160	02/18/16	23,999,013
Federal Home Loan Bank	25,000,000	0.118	09/04/15	24,999,943
Federal Home Loan Bank	80,000,000	0.092	09/09/15	79,998,400
Federal Home Loan Bank	50,000,000	0.095	09/11/15	49,998,708
Federal Home Loan Bank	55,000,000	0.094	09/16/15	54,997,892
Federal Home Loan Bank	50,000,000	0.092	09/18/15	49,997,875
Federal Home Loan Bank	75,000,000	0.097	10/02/15	74,993,865
Federal Home Loan Bank	31,000,000	0.760	10/02/15	30,997,998
Federal Home Loan Bank	35,000,000	0.097	10/07/15	34,996,675
Federal Home Loan Bank	65,000,000	0.095	10/14/15	64,992,780
Federal Home Loan Bank	30,000,000	0.092	10/16/15	29,996,625
Federal Home Loan Bank	65,000,000	0.101	10/23/15	64,990,705
Federal Home Loan Bank	36,000,000	0.164	11/06/15	35,989,440
Federal Home Loan Bank	25,000,000	0.178	11/12/15	24,991,300
Federal Home Loan Bank (next reset date 09/08/15) (a)	25,000,000	0.142	07/08/16	25,000,000
Federal Home Loan Bank (next reset date 09/14/15) (a)	48,000,000	0.138	08/12/16	48,000,000
Federal Home Loan Bank (next reset date 09/15/15) (a)	43,000,000	0.148	10/15/15	43,000,000
Federal Home Loan Bank (next reset date 09/15/15) (a)	40,000,000	0.148	07/15/16	40,000,000
Federal Home Loan Bank (next reset date 09/24/15) (a)	30,000,000	0.150	06/24/16	30,000,000
Federal Home Loan Bank (next reset date 09/25/15) (a)	28,000,000	0.179	01/25/16	28,000,000
Federal Home Loan Mortgage Corp.	55,000,000	0.082	09/08/15	54,999,144
Federal Home Loan Mortgage Corp.	48,500,000	0.061	09/14/15	48,498,949
Federal Home Loan Mortgage Corp.	95,000,000	0.058	09/16/15	94,997,744
Federal Home Loan Mortgage Corp.	2,500,000	0.077	09/28/15	2,499,859
Federal Home Loan Mortgage Corp.	27,000,000	0.102	10/02/15	26,997,675
Federal Home Loan Mortgage Corp.	27,000,000	0.122	10/13/15	26,996,220
Federal Home Loan Mortgage Corp.	41,000,000	0.133	10/14/15	40,993,634
Federal Home Loan Mortgage Corp.	43,000,000	0.072	10/15/15	42,996,321
Federal Home Loan Mortgage Corp.	12,000,000	0.077	10/15/15	11,998,900
Federal Home Loan Mortgage Corp.	46,000,000	0.072	10/23/15	45,995,349
Federal Home Loan Mortgage Corp.	19,000,000	0.096	10/23/15	18,997,393
Federal Home Loan Mortgage Corp.	37,000,000	0.131	10/26/15	36,992,708
Federal Home Loan Mortgage Corp.	14,000,000	0.077	10/28/15	13,998,337
Federal Home Loan Mortgage Corp.	19,000,000	0.096	10/28/15	18,997,142
Federal Home Loan Mortgage Corp.	22,325,000	0.082	10/29/15	22,322,123
Federal Home Loan Mortgage Corp.	19,000,000	0.102	11/05/15	18,996,569
Federal Home Loan Mortgage Corp.	39,000,000	0.102	12/02/15	38,990,033
Federal Home Loan Mortgage Corp. (next reset date 09/17/15) (a)	26,000,000	0.143	08/17/16	26,000,000
Federal Home Loan Mortgage Corp. (next reset date 09/24/15) (a)	27,500,000	0.155	08/24/16	27,500,000
Federal National Mortgage Assoc.	4,800,000	0.077	09/02/15	4,799,990
Federal National Mortgage Assoc.	30,000,000	0.133	09/02/15	29,999,892
Federal National Mortgage Assoc.	30,000,000	0.056	09/09/15	29,999,633
Federal National Mortgage Assoc.	27,500,000	0.133	09/14/15	27,498,709
Federal National Mortgage Assoc.	2,000,000	0.059	09/16/15	1,999,952
Federal National Mortgage Assoc.	52,000,000	0.082	09/18/15	51,998,036
Federal National Mortgage Assoc.	3,000,000	0.077	09/30/15	2,999,819
Federal National Mortgage Assoc.	2,450,000	0.072	10/14/15	2,449,780
Federal National Mortgage Assoc.	2,450,000	0.077	10/14/15	2,449,795
Federal National Mortgage Assoc.	11,000,000	0.112	10/19/15	10,998,093

8	SSGA U.S. Government Money Market Fund

SSGA U.S. Government Money Market Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Federal National Mortgage Assoc.	24,775,000	0.112	10/19/15	24,771,366
Federal National Mortgage Assoc.	39,000,000	0.117	11/02/15	38,992,276
Federal National Mortgage Assoc.	27,000,000	0.164	11/03/15	26,992,440
Federal National Mortgage Assoc.	54,000,000	0.154	11/04/15	53,985,600
Federal National Mortgage Assoc.	25,000,000	0.161	11/12/15	24,992,150
Federal National Mortgage Assoc.	71,000,000	0.112	11/16/15	70,983,512
Federal National Mortgage Assoc.	29,000,000	0.153	11/17/15	28,990,696
Federal National Mortgage Assoc.	30,000,000	0.184	11/18/15	29,988,300
Federal National Mortgage Assoc.	37,000,000	0.163	11/25/15	36,986,110

Total Government Agency Debt (cost $2,043,985,408)				2,043,985,408

Treasury Debt - 7.8%
U.S. Treasury Bill	19,900,000	0.020	10/01/15	19,899,652
U.S. Treasury Note	66,000,000	0.061	10/15/15	66,014,991
U.S. Treasury Note	14,000,000	0.081	10/15/15	14,002,837
U.S. Treasury Note	3,000,000	0.102	10/15/15	3,000,535
U.S. Treasury Note	22,000,000	0.071	10/15/15	22,004,728
U.S. Treasury Note (next reset date 09/01/15) (a)	11,000,000	0.174	04/30/16	11,000,111
U.S. Treasury Note (next reset date 09/01/15) (a)	8,000,000	0.127	07/31/17	8,000,000
U.S. Treasury Note (next reset date 09/01/15) (a)	10,000,000	0.158	10/31/16	9,993,265
U.S. Treasury Note (next reset date 09/01/15) (a)	45,000,000	0.150	01/31/16	44,995,486
U.S. Treasury Note (next reset date 09/01/15) (a)	29,000,000	0.094	04/30/17	29,000,168

Total Treasury Debt (cost $227,911,773)				227,911,773

Total Investments - 78.1% (cost $2,271,897,181)				2,271,897,181

Repurchase Agreements - 14.1%
Government Agency Repurchase Agreements - 4.7%
Agreement with Citigroup Global Markets, Inc. and Bank of New York Mellon Corp. (Tri-Party) of $69,000,000 dated August 31, 2015 at 0.140% to be repurchased at $69,000,268 on September 1, 2015, collateralized by: $70,312,000 par various United States Government Mortgage Obligations valued at $70,381,840.				69,000,000
Agreement with Societe Generale and Bank of New York Mellon Corp. (Tri-Party) of $68,000,000 dated August 31, 2015 at 0.140% to be repurchased at $68,000,264 on September 1, 2015, collateralized by: $62,917,502 par various United States Government Mortgage Obligations valued at $69,360,027.				68,000,000

Total Government Agency Repurchase Agreements (cost $137,000,000)				137,000,000

SSGA U.S. Government Money Market Fund	9

SSGA U.S. Government Money Market Fund

Schedule of Investments, continued — August 31, 2015

Value $
Treasury Repurchase Agreements - 9.4%
Agreement with BNP Paribas and Bank of New York Mellon Corp. (Tri-Party) of $80,000,000 dated August 31, 2015 at 0.130% to be repurchased at $80,000,289 on September 1, 2015, collateralized by: $75,166,100 par various United States Government Treasury Obligations valued at $81,600,000.	80,000,000
Agreement with Calyon Financial, Inc. and Bank of New York Mellon Corp. (Tri-Party) of $31,000,000 dated August 31, 2015 at 0.140% to be repurchased at $31,000,121 on September 1, 2015, collateralized by: $30,674,800 par various United States Government Treasury Obligations valued at $31,620,040.	31,000,000
Agreement with Calyon Financial, Inc. and Bank of New York Mellon Corp. (Tri-Party) of $37,000,000 dated August 31, 2015 at 0.130% to be repurchased at $37,000,134 on September 1, 2015, collateralized by: $36,066,600 par various United States Government Treasury Obligations valued at $37,740,088.	37,000,000
Agreement with Morgan Stanley and Bank of New York Mellon Corp. (Tri-Party) of $25,000,000 dated August 31, 2015 at 0.120% to be repurchased at $25,000,083 on September 1, 2015, collateralized by: $19,673,264 par various United States Government Treasury Obligations valued at $25,500,003.	25,000,000
Agreement with TD Securities (USA) LLC and Bank of New York Mellon Corp. (Tri-Party) of $100,000,000 dated August 31, 2015 at 0.120% to be repurchased at $100,000,333 on September 1, 2015, collateralized by: $94,079,300 par various United States Government Treasury Obligations valued at $102,000,401.	100,000,000

Total Treasury Repurchase Agreements (cost $273,000,000)	273,000,000

Total Repurchase Agreement (cost $410,000,000)	410,000,000

Total Investments and Repurchase Agreements - 92.2% (b) (cost $2,681,897,181) (c)	2,681,897,181

Other Assets and Liabilities, Net - 7.8%	226,893,188

Net Assets - 100.0%	2,908,790,369

Footnotes:

#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the rate column.
(a)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(b)	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs (Note 2).
(c)	The cost of securities for federal income tax purposes is substantially the same for financial reporting purposes.

See accompanying notes which are an integral part of the financial statements.

10	SSGA U.S. Government Money Market Fund

SSGA U.S. Government Money Market Fund

Presentation of Portfolio Holdings — August 31, 2015

Categories	% of Net Assets

Government Agency Debt	70.3
Treasury Debt	7.8
Repurchase Agreements	14.1

Total Investments and Repurchase Agreements	92.2
Other Assets and Liabilities, Net	7.8

100.0

See accompanying notes which are an integral part of the financial statements.

SSGA U.S. Government Money Market Fund	11

SSGA Money Market Funds

Statements of Assets and Liabilities — August 31, 2015

	SSGA Money Market Fund	SSGA U.S. Government Money Market Fund

Assets
Investments at amortized cost which approximates value	$2,662,236,936	$2,271,897,181
Repurchase agreements at cost which approximates value	785,000,000	410,000,000
Cash	1,888	247,115,776
Receivables:
Interest	566,717	145,069
Fund shares sold	435,879	9,925
From adviser	475,888	646,856
Prepaid expenses	28,245	25,260

Total assets	3,448,745,553	2,929,840,067

Liabilities
Payables:
Investments purchased	23,999,580	19,899,652
Fund shares redeemed	1,319,484	—
Accrued fees to affiliates and trustees	1,182,104	1,061,377
Other accrued expenses	146,568	88,669

Total liabilities	26,647,736	21,049,698

Net Assets	$3,422,097,817	$2,908,790,369

Net Assets Consist of:
Undistributed net investment income	$—	$—
Accumulated net realized gain (loss)	(316)	4,662
Paid in capital	3,422,098,133	2,908,785,707

Net Assets	$3,422,097,817	$2,908,790,369

Net Asset Value, offering and redemption price per share:
Net asset value per share:	$1.00	$1.00
Net assets	$3,422,097,817	$2,908,790,369
Shares outstanding ($0.001 par value)	3,422,098,136	2,908,869,130

See accompanying notes which are an integral part of the financial statements.

12	Statements of Assets and Liabilities

SSGA Money Market Funds

Statements of Operations — For the Year Ended August 31, 2015

	SSGA Money Market Fund	SSGA U.S. Government Money Market Fund

Investment Income
Interest	$7,320,361	$2,800,274

Total investment income	7,320,361	2,800,274

Expenses
Advisory fees	8,735,211	8,407,743
Administration fees	807,892	725,248
Custodian fees	493,138	590,796
Distribution fees	1,921,746	1,849,704
Transfer agent fees	80,629	68,830
Professional fees	96,783	94,765
Registration fees	27,728	23,668
Shareholder servicing fees	663,268	715,100
Trustees’ fees	57,335	61,239
Insurance fees	68,335	60,786
Printing fees	117,554	52,623
Miscellaneous	57,134	60,313

Expenses before reductions	13,126,753	12,710,815
Expense reductions	(5,806,392)	(9,910,541)

Net expenses	7,320,361	2,800,274

Net investment income (loss)	—	—

Net Realized Gain (Loss)
Net realized gain (loss) on investments	26,825	13,782

Net Increase (Decrease) in Net Assets from Operations	$26,825	$13,782

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	13

SSGA Money Market Funds

Statements of Changes in Net Assets

	SSGA Money Market Fund		SSGA U.S. Government Money Market Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Increase (Decrease) in Net Assets

Operations
Net investment income	$—	$35,749	$—	$—
Net realized gain (loss)	26,825	27,394	13,782	(3,338)

Net increase (decrease) in net assets from operations	26,825	63,143	13,782	(3,338)

Distributions
From net investment income	—	(230,129)	—	(4,051)
From net realized gains	(26,778)	(106,465)	—	(3,148)

Net decrease in net assets from distributions	(26,778)	(336,594)	—	(7,199)

Share Transactions
Net decrease in net assets from share transactions (Note 4)	(10,982,375)	(2,067,415,581)	(1,232,738,913)	(202,559,003)

Total Net Decrease in Net Assets	(10,982,328)	(2,067,689,032)	(1,232,725,131)	(202,569,540)

Net Assets
Beginning of year	3,433,080,145	5,500,769,177	4,141,515,500	4,344,085,040

End of year	$3,422,097,817	$3,433,080,145	$2,908,790,369	$4,141,515,500

Undistributed net investment income included in net assets	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

14	Statements of Changes in Net Assets

This page has been intentionally left blank.

SSGA Money Market Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below.

	$ Net Asset Value, Beginning of Year	$ Net Investment Income (Loss)(a)(b)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
SSGA Money Market Fund
August 31, 2015	1.0000	—		—	(c)	—	(c)	—	—	(c)
August 31, 2014	1.0000	0.0001	(d)	—	(c)	0.0001	(d)	(0.0001)	—	(c)
August 31, 2013	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—
August 31, 2012	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—
August 31, 2011	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—
SSGA U.S. Government Money Market Fund
August 31, 2015	1.0000	—		—	(c)	—	(c)	—	—
August 31, 2014	1.0000	—		—	(c)	—	(c)	— (c)	—	(c)
August 31, 2013	1.0000	—		—		—		—	—
August 31, 2012	1.0000	—	(c)	—	(c)	—	(c)	— (c)	—
August 31, 2011	1.0000	—		—		—		—	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	Reflects amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Less than $0.0001 per share.
(d)	Amount previously presented has been restated by $0.0001.
(e)	Less than 0.005%.
(f)	Less than 0.005% of average net assets.

See accompanying notes which are an integral part of the financial statements.

16	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Year	% Total Return		$ Net Assets, End of Year (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)

— (c)	1.0000	—	(e)	3,422,098	0.21	0.38	—
(0.0001)	1.0000	0.01		3,433,080	0.19	0.37	—	(f)
(0.0001)	1.0000	0.01		5,500,769	0.25	0.38	0.01
(0.0001)	1.0000	0.01		5,556,226	0.29	0.39	0.01
(0.0001)	1.0000	0.01		6,635,185	0.31	0.38	0.01

—	1.0000	—		2,908,790	0.08	0.38	—
— (c)	1.0000	—	(e)	4,141,516	0.08	0.37	—
—	1.0000	—		4,344,085	0.13	0.39	—
— (c)	1.0000	—	(e)	4,043,417	0.10	0.39	—	(f)
—	1.0000	—		4,469,541	0.16	0.39	—

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	17

SSGA Money Market Funds

Notes to Financial Statements — August 31, 2015

1.	Organization

The SSGA Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Massachusetts business trust on October 3, 1987. The Trust operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Agreement”).

As of August 31, 2015, the Trust consisted of eleven (11) series and corresponding classes each of which have the same rights and privileges, including voting rights. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of unlimited number of shares of beneficial interest at a $.001 par value. The financial statements herein relate to the following series (each a “Fund” and, collectively, the “Funds”):

Fund	Classes	Commencement of Operations:
SSGA Money Market Fund (diversified)	Class N	May 2, 1998

SSGA U.S. Government Money Market Fund (diversified)	Class N	March 1, 1991

The financial statements of the remaining 9 series are presented in separate reports.

The SSGA Money Market Fund and SSGA U.S. Government Money Market Fund are considered to be money market funds pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). It is the policy of the Funds to maintain a stable net asset value per share of $1.00. However, there is no assurance the Funds will be able to maintain a stable net asset value per share.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of shareholders’ investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

Deloitte & Touche LLP (“Deloitte & Touche”) served as independent registered certified public accounting firm through November 19, 2014. On November 19, 2014, upon recommendation by the Audit Committee of the Fund, the Fund’s Board of Trustees selected Ernst & Young LLP to replace Deloitte & Touche as the independent public accountant for the fiscal year ending August 31, 2015.

The reports of Deloitte & Touche on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through November 19, 2014, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Fund requested and Deloitte & Touche furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the

18	Notes to Financial Statements

SSGA Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services Investment Companies (“ASC 946”).

Security Valuation

The Funds’ securities are recorded on the basis of amortized cost which approximates fair value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts. These securities are generally included in Level 2 of the fair value hierarchy.

Because of the inherent uncertainties of valuation and under certain market conditions, the values reflected in the financial statements may differ from the value received upon actual sale of those investments and it is possible that the differences could be material.

These inputs are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes. The Funds value their assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Funds had no transfers between levels for year ended August 31, 2015.

The following is a summary of the inputs used, as of August 31, 2015, in valuing the Funds’ assets carried at fair value:

	Investments in Securities
Valuation Inputs	SSGA Money Market Fund	SSGA U.S. Government Money Market Fund

Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	$3,447,236,936	$2,681,897,181
Level 3 — Significant Unobservable Inputs	$—	$—

Total	$3,447,236,936	$2,681,897,181

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Interest income is recorded daily on an accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from the sale of disposition of investments are determined using the identified cost method.

Notes to Financial Statements	19

SSGA Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

Dividends and Distributions

Net investment income is declared daily and is payable as of the last business day of each month. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. A repurchase agreement customarily obligates the seller at the time it sells securities to the Funds to repurchase the securities at a mutually agreed-upon price and time. The total amount received by the Funds on repurchase is calculated to exceed the price paid by the Funds, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government or Government Agency securities, but the underlying securities on the SSGA Money Market Fund may consist of other securities such as Corporate Bonds in limited circumstances. The value of the underlying securities, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The use of repurchase agreements involves certain risks. Upon an event of default under the Master Repurchase Agreement, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities (as a result of its bankruptcy or otherwise) the Funds will seek to dispose of such securities; this action could involve losses, costs or delays. In addition, the proceeds of any such disposition may be less than the amount each Fund is owed under the repurchase agreement. The Funds may enter into repurchase agreements maturing within a specified date with domestic dealers, banks and other financial institutions deemed to be creditworthy by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”).

Federal Income Taxes

Each Fund has qualified and intends to continue to qualify for and elect treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Funds will not be subject to federal income taxes to the extent they distribute their taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net taxable income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions if any, are determined in accordance with income tax regulation which may differ from U.S. GAAP. The book tax differences were primarily attributable to equalization.

Management has reviewed the Funds tax positions for the open tax years as of August 31, 2015 and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

No income tax returns are currently under examination. Management has analyzed tax laws and regulations and their applications to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of tax liability.

20	Notes to Financial Statements

SSGA Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

For the year ended August 31, 2015, the Funds’ components of distributable earnings and tax composition of distributions for federal income tax purposes were as follows:

	Components of Distributable Earnings:		Tax Composition of Distributions:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
SSGA Money Market Fund	$—	$—	$26,778	$—	$—
SSGA U.S. Government Money Market Fund	$4,662	$—	$—	$—	$—

For the year ended August 31, 2014, the Funds’ tax composition of distributions for federal income tax purposes were as follows:

	Tax Composition of Distributions:
	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
SSGA Money Market Fund	$336,594	$—	$—
SSGA U.S. Government Money Market Fund	$7,199	$—	$—

3.	Fees and Compensation paid to Affiliates and other Related Party Transactions

Adviser and Affiliates

The Adviser manages the Funds pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Trust and the Adviser. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of each Fund in accordance with their investment objectives, policies, and limitations. For these services, each Fund pays a fee to the Adviser, calculated daily and paid monthly at the annual rate of 0.25% of their daily net assets.

The Adviser is contractually obligated until December 31, 2015 to waive its management fee on the SSGA Money Market Fund and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.32% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2015 except with the approval of the Board. The total amounts of the waiver and reimbursement for the year ended August 31, 2015 were $7,171 and $0, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser is contractually obligated until December 31, 2015 to waive its management fee on the SSGA U.S. Government Money Market Fund and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of nonrecurring account fees, extraordinary expenses, acquired fund fees and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.32% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2015 except with the approval of the Board. The total amounts of the waiver and reimbursement for the year ended August 31, 2015 were $7,004 and $0, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser also may voluntarily reduce all or a portion of its fees and/or reimburse expenses to the extent necessary to avoid a negative yield (the “Voluntary Reduction”) which may vary from time to time and from fund to fund in the Adviser’s sole discretion. Under an agreement with the Trust relating to the Voluntary Reduction, the Funds have agreed to reimburse the Adviser for the full dollar amount of any Voluntary Reduction beginning on August 1, 2012, subject to certain limitations. A Fund will not be obligated to reimburse the Adviser more than three years after the end of the fiscal year for the Fund in which the Adviser provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Adviser on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the Fund on that day; to the extent that the amount of such reimbursement would cause the Fund’s net yield to fall below the Fund’s minimum net yield as determined by the Adviser in its sole discretion; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain a Fund’s contractual total expense limit which is effective at the time of such fee waivers and/or expense reimbursements. A reimbursement to the Adviser would increase fund expenses and negatively impact the SSGA Money Market Fund’s and the SSGA U.S. Government

Notes to Financial Statements	21

SSGA Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

Money Market Fund’s future yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that either the SSGA Money Market Fund or the SSGA U.S. Government Money Market Fund will be able to avoid a negative yield. Reimbursement payments by a fund to the Adviser in connection with the Voluntary Reduction are considered extraordinary. For the year ended August 31, 2015, the Adviser waived $5,711,610 of its fee and reimbursed $0 of expenses on the SSGA Money Market Fund and waived $8,400,739 of its fee and reimbursed $1,432,989 of expenses on the SSGA U.S. Government Money Market Fund. Voluntary reductions subject to potential recovery by year of expiration are as follows:

Expiration	SSGA Money Market Fund	SSGA U.S. Government Money Market Fund

8/31/2016	$6,490,477	$9,294,397
8/31/2017	$7,368,968	$9,815,855
8/31/2018	$5,711,610	$8,400,739

Boston Financial Data Services, Inc. (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as the Funds’ transfer and dividend paying agent, pursuant to an agreement dated August 1, 2006, as amended. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services.

State Street provides custody and fund accounting services to the Funds pursuant to an Amended and Restated Custodian Contract dated April 11, 2012. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses. State Street is a wholly-owned subsidiary of State Street Corporation.

Administrator and Sub-Administrator

Effective June 1, 2015, SSGA FM serves as Administrator and State Street serves as Sub-Administrator. Pursuant to the Administration Agreement between the Trust on behalf of the Funds and SSGA FM, each Fund pays a fee at an annual rate of 0.05% of the Fund’s net assets. SSGA FM has contractually agreed to waive 0.01% of its administration fee. For the year ended, August 31, 2015, SSGA FM waived fees in the amount of $87,611 and $69,809 for the SSGA Money Market Fund and SSGA U.S. Government Money Market Fund, respectively. This waiver may not be terminated or modified except with the approval of the Board.

Prior to June 1, 2015, State Street served as the Administrator of the Funds. For its services as Administrator, the Trust paid State Street an annual fee, payable monthly on a pro rata basis. The annual fee was based on the following percentages of the average daily net assets of the Trust: $0 to $10 billion — 0.0175%; next $10 billion — 0.0125%; next $10 billion — 0.0075% and 0.0050% thereafter. In addition, the Trust paid additional fees to the Administrator for certain services and reimbursed the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

State Street Global Markets, LLC (the “Distributor” or “SSGM”) promotes and offers shares of the Trust pursuant to an Amended and Restated Distribution Agreement dated April 14, 2014. The Distributor may enter into agreements with other related and non-related parties which act as agents to offer and sell shares of the Funds. The amounts paid to the Distributor are included in the accompanying Statements of Operations. The Distributor is a wholly-owned subsidiary of State Street Corporation.

To compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of the Funds, each Fund may make payments from the assets attributable to certain classes of its shares to the Distributor under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) described below.

The Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board and a majority of the Trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”) and have no direct or indirect financial interest in the Plan or in any agreements related thereto (the “Qualified Distribution Plan Trustees”). The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. At the time of adoption, none of the Independent Trustees of the Trust had a direct or

22	Notes to Financial Statements

SSGA Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

indirect financial interest in the operation of the Plan. The Plan calls for payments at an annual rate (based on average net assets) of 0.25%.

Additionally, the Board approved the following limits on the amount of Rule 12b-1 fees paid to the Distributor:

12b-1 Fee Limit
SSGA Money Market Fund	0.08%
SSGA U.S. Government Money Market Fund	0.08%

The Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Distributor to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries includes asset-based fees and account-based fees. The amount of continuing compensation paid by the Distributor to different financial intermediaries varies. Some portion of the Distributor’s payments to financial intermediaries will be made out of amounts received by the Distributor under the Funds’ Plans. In addition, certain of the Funds may reimburse the Distributor for payments the Distributor makes to financial intermediaries that provide certain recordkeeping, administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically. A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

Each Fund listed in the table below has shareholder service agreements during the reporting period with State Street and the following entities related to State Street: SSGM, Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”), High Net Worth Services Division of State Street (“High Net Worth Services”) and Wealth Management Systems, as well as unaffiliated service providers (collectively, the “Agents”). For these services, Class N shares paid 0.025% to State Street and a maximum of 0.175% to each of the affiliated Agents, based on the average daily value of all Class N shares held by or for customers of these Agents. Effective June 1, 2015, the shareholder service agreement between the Trust and State Street was terminated. For the year ended August 31, 2015, each Fund paid the following shareholder servicing expenses to the Agents:

	State Street	SSGM	High Net Worth Services	Wealth Management Systems

SSGA Money Market Fund	$608,056	$216,967	$3,028	$95,466
SSGA U.S. Government Money Market Fund	638,400	—	1,137,520	111,121

The Fund(s) did not incur any expenses from Fiduciary Investors Services during the year.

Board of Trustees

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

Notes to Financial Statements	23

SSGA Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

Each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSGA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. Trustees’ fees and expenses are allocated among the Trusts and Funds overseen by the Trustees in a manner deemed equitable taking into consideration the relative net assets of the Funds, subject to a $15,000 minimum per Fund. The Co-Chairmen each receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. Trustee fees are allocated among the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series. As of the date of this Shareholder Report, the Trustees were not paid pension or retirement benefits as part of SSGA Funds’ expenses. However, the SSGA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSGA Funds. As of the fiscal year ended August 31, 2015, none of the Independent Trustees participated in the optional deferred compensation program.

The Trust’s officers are compensated by the Adviser and its affiliates.

Accrued fees payable to affiliates and trustees as of August 31, 2015 were as follows:

	SSGA Money Market Fund	SSGA U.S. Government Money Market Fund

Advisory fees	$750,017	$589,022
Administration fees	143,443	116,786
Custodian fees	121,800	243,117
Distribution fees	88,949	9,086
Shareholder servicing fees	59,256	88,604
Transfer agent fees	15,971	14,099
Trustees’ fees	2,668	663

	$1,182,104	$1,061,377

4.	Fund Share Transactions

	Year Ended August 31, 2015	Year Ended August 31, 2014

SSGA Money Market Fund
Proceeds from shares sold	$32,953,000,509	$39,918,886,419
Proceeds from reinvestment of distributions	10,040	111,117
Payments for shares redeemed	(32,963,992,924)	(41,986,413,117)

Net decrease	$(10,982,375)	$(2,067,415,581)

SSGA U.S. Government Money Market Fund
Proceeds from shares sold	$42,703,008,926	$49,706,658,546
Proceeds from reinvestment of distributions	—	915
Payments for shares redeemed	(43,935,747,839)	(49,909,218,464)

Net decrease	$(1,232,738,913)	$(202,559,003)

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

24	Notes to Financial Statements

SSGA Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

5.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Schedules of Investments.

6.	Rule Issuance and Recent Accounting Pronouncements

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to the governing rules for money market funds. The amendments require that, following a two-year implementation timeframe, institutional prime and institutional tax exempt money market funds adopt a floating net asset value. The rule changes also allow for certain liquidity-based redemption fees and gate, and include enhanced requirements for disclosure and stress testing. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact to the Funds’ financial statements and related disclosure.

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) — Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and enhances the required disclosures for repurchase agreements, reverse repurchase agreements and other similar transactions accounted for as secured borrowings, including securities lending. Management is evaluating the impact, if any, of this standard on the Funds’ financial statements and related disclosures, which would first be effective for annual and interim reporting periods beginning after December 15, 2014.

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Notes to Financial Statements	25

SSGA Money Market Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of SSGA Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSGA Money Market Fund and SSGA U.S. Government Money Market Fund (collectively, the “Funds”) (two of the portfolios constituting SSGA Funds) as of August 31, 2015, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended August 31, 2014 and the financial highlights for periods ended prior to September 1, 2014 were audited by another independent registered public accounting firm whose report, dated October 30, 2014, expressed an unqualified opinion on those statements of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal controls over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of SSGA Funds at August 31, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 30, 2015

26	Report of Independent Registered Public Accounting Firm

SSGA Money Market Funds

Tax Information — August 31, 2015 (Unaudited)

For the tax year ended August 31, 2015, the Money Market Fund hereby designates 97% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

For the tax year ended August 31, 2015, the U.S. Government Money Market Fund hereby designates 100% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

Short term capital gains dividends of $26,778 were paid by the Money Market Fund during the year ended August 31, 2015.

The Form 1099-DIV mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015.

Please consult a tax advisor for questions about federal or state income tax laws.

Tax Information	27

SSGA Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Trustee Considerations in Approving Continuation of Investment Advisory Agreement1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Independent Trustees on the Board of Trustees (the “Board”) of the SSGA Funds (the “Trust”), met in Executive Sessions on April 12-13, 2015, and May 18-19, 2015 to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (the “Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by co-counsel that is independent of the Adviser in connection with their consideration of approval of the Advisory Agreement. Following the April 12-13, 2015 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 18-19, 2015 meeting. The Independent Trustees considered, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent third-party provider of investment company data, which includes for each Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2014, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

¡	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider;

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•

Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds, as applicable; and

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

[1]

Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory agreement, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

28	Basis for Approval of Investment Advisory Contracts

SSGA Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser, including its investment strategies and processes;

•

Information concerning the allocation of brokerage and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•

Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Adviser in monitoring the effectiveness of such procedures and processes.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of each Code of Ethics adopted by the Adviser, together with information relating to compliance with and the administration of such Codes;

•	A copy of the Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds;

•	A description of the business continuity and disaster recovery plans of the Adviser; and

•	Information regarding the Adviser’s risk management processes.

Other Relevant Information

•

Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, administrator, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement and agreements with other service providers of the Funds;

•

Draft responses to the letter dated March 11, 2015 from Joseph P. Barri, LLC, co-counsel along with the law firm of Sullivan & Worcester LLP (together, “Independent Counsel”), to the Independent Trustees, and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

¡

The Adviser, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the sub-administrator, administrator, custodian, transfer agent, securities lending agent, and/or shareholder services, as applicable, for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Information from the Adviser, State Street and the Distributor providing any material changes to the previous information supplied in response to the letter dated March 11, 2015 from Joseph P. Barri, LLC prior to the Executive Sessions of the Board on May 18-19, 2015.

Basis for Approval of Investment Advisory Contracts	29

SSGA Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•

Excerpts from the Funds’ most recent Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2014, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Annual Shareholder Report for each Fund, including Portfolio Management Discussion of Performance, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2014;

•	Lipper materials dated March 2015, circulated to the Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on May 18-19, 2015 the Board, including a majority of the Independent Trustees, voted to approve continuation of the Advisory Agreement effective June 1, 2015, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks. The Board also considered the Adviser’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of the Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide, high quality investment management and related services for the Funds.

30	Basis for Approval of Investment Advisory Contracts

SSGA Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2014. The Board noted the relatively narrow range of returns in each Fund’s Performance Group and Performance Universe. The Board also observed that several basis points of performance, whether from yield on portfolio investments or fees waived by service providers, accounted for substantial differences in performance relative to other funds in such Group and Universe during periods when preservation of capital and net asset value were generally considered by stockholders to have been more important than several basis points of yield. Among other information, the Board considered the following performance information in its evaluation of your Fund(s):

SSGA Money Market Fund. The Board considered that: (a) the Fund underperformed the medians of its Performance Group and Performance Universe for the 1-year period, equaled the medians of its Performance Group and Performance Universe for the 3- and 5-year periods, and outperformed the medians of its Performance Group and Performance Universe for the 10-year period; and (b) the Fund underperformed its Lipper Index for the 1- and 5- year periods, equaled its Lipper Index for the 3-year period, and outperformed its Lipper Index for the 10-year period. The Board took into account management’s discussion of the Fund’s performance.

SSGA U.S. Government Money Market Fund. The Board considered that the Fund underperformed the medians of its Performance Group and Performance Universe and its Lipper Index for the 1-, 3- and 5-year periods, equaled the median of its Performance Group for the 10-year period and outperformed the median of its Performance Universe and Lipper Index for the 10-year period. The Board took into account management’s discussion of the Fund’s performance.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory or better (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds. Among other information, the Board considered the following expense information in its evaluation of your Fund(s):

SSGA Money Market Fund. The Board considered that the Fund’s actual management fee was slightly above the median of its Expense Group and equal to the median of its Expense Universe. The Board also considered that the Fund’s total expenses were slightly above the median of its Expense Group and equal to the median of the Fund’s Expense Universe. The Board took into account management’s discussion of the Fund’s expenses.

SSGA U.S. Government Money Market Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Adviser and the Affiliated Service Providers in connection with their relationships with the Funds, including the benefits of research services that

Basis for Approval of Investment Advisory Contracts	31

SSGA Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds.

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Conclusions

In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.

Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of each Fund and its respective shareholders, and (2) the rates payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

32	Basis for Approval of Investment Advisory Contracts

SSGA Money Market Funds

Shareholder Requests for Additional Information — August 31, 2015 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Funds have adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.SSGAfunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Funds voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-800-997-7327 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Funds will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.SSGAfunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

Monthly Portfolio Schedule

The Funds file their monthly portfolio holdings with the U.S. Securities and Exchange Commission on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. The Funds’ Form N-MFP is available (i) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or ii) at the Securities and Exchange Commission’s public reference room.

Shareholder Requests for Additional Information	33

SSGA Money Market Funds

Disclosure of Information about Fund Trustees and Officers — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
INDEPENDENT TRUSTEES
Michael F. Holland State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	• Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	71	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	71	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Board Director and Chairman, SPDR Europe 1 PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

William L. Boyan State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 1/14	• President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society; Trustee, Children’s Hospital, Boston, MA.	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust.

34	Disclosure of Information about Fund Trustees and Officers

SSGA Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
INDEPENDENT TRUSTEES (continued)
William L. Marshall State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	• April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, (2008 – 2014) Doylestown Health Foundation Board; and the Ann Silverman Community Clinic of Doylestown, PA.	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988

•   March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013: Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.

				71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – Present).

Rina K. Spence State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14

•   President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

				71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

Disclosure of Information about Fund Trustees and Officers	35

SSGA Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
INDEPENDENT TRUSTEES (continued)
Bruce D. Taber State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc. (a Boston architect-engineering firm).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

Douglas T. Williams State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	• President, Oakmont Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust (2002 – 2007).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.
INTERESTED TRUSTEES(2)
Gregory A. Ehret SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1969	Trustee	Term: Indefinite Elected Trustee: 8/15	• President and Global Chief Operating Officer State Street Global Advisors (2012 – Present); Head of Europe, the Middle East, and Africa, State Street Global Advisors (2008 – 2012); Head of Sales and Distribution in Europe, the Middle East, and Africa, State Street Global Advisors (2007 – 2008).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 1/14	• Chairman and Director, SSGA Funds Management, Inc. (2012 – present); President, SSGA Funds Management, Inc. (2005 – 2012); Executive Vice President and Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	268	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSGA Active Trust; and Trustee, SSGA Master Trust.

(1)	As of October 12, 2015.
(2)	Mr. Ehret and Mr. Ross are Interested Trustees because of their employment by SSGA Funds Management, Inc., an affiliate of the Trust.

36	Disclosure of Information about Fund Trustees and Officers

SSGA Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

The following lists the principal officers for SSGA Funds and the State Street Master Funds, as well as their mailing addresses and ages, positions with the Trusts and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12

•   President and Director, SSGA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSGA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSGA Funds Management, Inc. (1992 – 2012) and Senior Managing Director, State Street Global Advisors (1992 – present).*

Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President Assistant Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 4/15

•   Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Vice President, SSGA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*

Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Treasurer	Term: Indefinite Elected: 4/15	• Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13

•   Vice President, State Street Global Advisors and SSGA Funds Management, Inc. ( June 2013 – Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15

•   Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2006 – 2011).

David K. James State Street Bank and Trust Company 100 Huntington Avenue, 3rd Floor Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Elected: 4/13	• Managing Director and Managing Counsel, State Street Bank and Trust Company (2009 – present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 – 2009).

Disclosure of Information about Fund Trustees and Officers	37

SSGA Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS (continued)
Kristin Schantz State Street Bank and Trust Company 100 Huntington Avenue, 3rd Floor Boston, MA 02116 YOB: 1979	Assistant Secretary	Term: Indefinite Elected: 2/14	• Vice President and Senior Counsel, State Street Bank and Trust Company (2013 – present); Vice President, Citi Fund Services Ohio, Inc. (2008 – 2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 800-997-7327.

38	Disclosure of Information about Fund Trustees and Officers

SSGA Money Market Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 647-7327

Trustees

William L. Boyan

Gregory A. Ehret

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Officers

Ellen M. Needham, President and Principal Executive Officer

Chad C. Hallett, Treasurer and Principal Accounting Officer

Ann M. Carpenter, Vice President and Assistant Treasurer

Brian Harris, Chief Compliance Officer

David James, Secretary

Joshua A. Weinberg, Chief Legal Officer

Kristin M. Schantz, Assistant Secretary

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center,

One Lincoln Street

Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSGA Funds pay State Street Bank and Trust Company for its services as sub-administrator, custodian, transfer agent and shareholder servicing agent and pays SSGA Funds Management, Inc. for investment advisory and administrator services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers	39

IBG-17013	SSGAMMFDAR

Annual Report

31 August 2015

SSGA Funds

Institutional Money Market Funds

SSGA U.S. Treasury Money Market Fund

SSGA Prime Money Market Fund

SSGA Funds

Institutional Money Market Funds

Annual Report

August 31, 2015

“SSGA” is a registered trademark of State Street Corporation and is licensed for use by the SSGA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSGA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

SSGA U.S. Treasury Money Market Fund

Shareholder Expense Example — August 31, 2015 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2015 to August 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2015	$1,000.00	$1,000.00
Ending Account Value
August 31, 2015	$1,000.00	$1,025.00
Expenses Paid During Period*	$0.20	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

2	SSGA U.S. Treasury Money Market Fund

SSGA U.S. Treasury Money Market Fund

Schedule of Investments — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Treasury Debt - 66.4%
U.S. Treasury Bill	120,000,000	0.013	09/03/15	119,999,917
U.S. Treasury Bill	400,000,000	0.050	09/03/15	399,998,889
U.S. Treasury Bill	175,000,000	0.018	09/10/15	174,999,234
U.S. Treasury Bill	157,000,000	0.050	09/10/15	156,998,037
U.S. Treasury Bill	62,000,000	0.013	09/17/15	61,999,656
U.S. Treasury Bill	138,000,000	0.015	09/17/15	137,999,080
U.S. Treasury Bill	450,000,000	0.045	09/17/15	449,991,000
U.S. Treasury Bill	50,000,000	0.155	09/17/15	49,996,544
U.S. Treasury Bill	425,000,000	0.045	09/24/15	424,987,781
U.S. Treasury Bill	79,000,000	0.001	10/01/15	78,999,934
U.S. Treasury Bill	126,000,000	0.005	10/01/15	125,999,475
U.S. Treasury Bill	28,000,000	0.010	10/01/15	27,999,767
U.S. Treasury Bill	261,000,000	0.020	10/01/15	260,995,940
U.S. Treasury Bill	45,500,000	0.023	10/01/15	45,499,204
U.S. Treasury Bill	147,000,000	0.025	10/01/15	146,997,142
U.S. Treasury Bill	45,500,000	0.027	10/01/15	45,499,027
U.S. Treasury Bill	13,000,000	0.005	10/08/15	12,999,933
U.S. Treasury Bill	328,000,000	0.010	10/08/15	327,996,629
U.S. Treasury Bill	126,000,000	0.015	10/08/15	125,998,057
U.S. Treasury Bill	8,100,000	0.005	10/15/15	8,099,951
U.S. Treasury Bill	66,000,000	0.012	10/15/15	65,998,992
U.S. Treasury Bill	300,000,000	0.017	10/15/15	299,993,583
U.S. Treasury Bill	28,000,000	0.020	10/15/15	27,999,316
U.S. Treasury Bill	27,000,000	0.025	10/15/15	26,999,175
U.S. Treasury Bill	33,000,000	0.010	10/22/15	32,999,532
U.S. Treasury Bill	200,000,000	0.030	10/22/15	199,991,500
U.S. Treasury Bill	86,000,000	0.005	10/29/15	85,999,307
U.S. Treasury Bill	49,000,000	0.010	10/29/15	48,999,211
U.S. Treasury Bill	183,000,000	0.046	10/29/15	182,986,438
U.S. Treasury Bill	67,000,000	0.050	10/29/15	66,994,603
U.S. Treasury Bill	200,000,000	0.075	11/05/15	199,972,917
U.S. Treasury Bill	39,000,000	0.125	11/12/15	38,990,250
U.S. Treasury Bill	131,000,000	0.045	11/27/15	130,985,754
U.S. Treasury Bill	90,000,000	0.048	11/27/15	89,989,669
U.S. Treasury Note	218,000,000	0.061	10/15/15	218,049,514
U.S. Treasury Note	52,000,000	0.071	10/15/15	52,011,174
U.S. Treasury Note	33,000,000	0.081	10/15/15	33,006,688
U.S. Treasury Note	7,000,000	0.102	10/15/15	7,001,247
U.S. Treasury Note	27,000,000	0.097	11/30/15	27,084,836
U.S. Treasury Note	85,000,000	0.097	11/30/15	85,032,046
U.S. Treasury Note (next reset date 09/01/15) (a)	92,000,000	0.150	01/31/16	91,990,647
U.S. Treasury Note (next reset date 09/01/15) (a)	17,000,000	0.174	04/30/16	17,000,171
U.S. Treasury Note (next reset date 09/01/15) (a)	18,000,000	0.158	10/31/16	17,987,877
U.S. Treasury Note (next reset date 09/01/15) (a)	71,000,000	0.094	04/30/17	71,000,447
U.S. Treasury Note (next reset date 09/01/15) (a)	20,000,000	0.127	07/31/17	20,000,000

Total Treasury Debt (cost $5,323,120,091)				5,323,120,091

Total Investments - 66.4% (cost $5,323,120,091)				5,323,120,091

SSGA U.S. Treasury Money Market Fund	3

SSGA U.S. Treasury Money Market Fund

Schedule of Investments, continued — August 31, 2015

Value $

Repurchase Agreements - 36.0%
Treasury Repurchase Agreements - 36.0%
Agreement with Federal Reserve Bank and Bank of New York Mellon Corp. (Tri-Party) of $2,540,000,000 dated August 31, 2015 at 0.050% to be repurchased at $2,540,003,528 on September 1, 2015, collateralized by: $2,477,656,400 par various United States Government Treasury Obligations valued at $2,540,003,582.	2,540,000,000
Agreement with Societe Generale and Bank of New York Mellon Corp. (Tri-Party) of $175,000,000 dated August 31, 2015 at 0.110% to be repurchased at $175,001,069 on September 2, 2015, collateralized by: $170,627,400 par various United States Government Treasury Obligations valued at $178,500,007.	175,000,000
Agreement with Societe Generale and Bank of New York Mellon Corp. (Tri-Party) of $29,022,000 dated August 31, 2015 at 0.130% to be repurchased at $29,022,105 on September 1, 2015, collateralized by: $28,761,900 par United States Government Treasury Obligation valued at $29,602,482.	29,022,000
Agreement with TD Securities (USA) LLC and Bank of New York Mellon Corp. (Tri-Party) of $143,000,000 dated August 31, 2015 at 0.120% to be repurchased at $143,000,477 on September 1, 2015, collateralized by: $92,749,600 par various United States Government Treasury Obligations valued at $145,860,550.	143,000,000

Total Treasury Repurchase Agreements (cost $2,887,022,000)	2,887,022,000

Total Investments and Repurchase Agreements - 102.4% (b) (cost $8,210,142,091) (c)	8,210,142,091

Other Assets and Liabilities, Net - (2.4)%	(191,432,336)

Net Assets - 100.0%	8,018,709,755

Footnotes:

#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the rate column.
(a)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(b)	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs (Note 2).
(c)	The cost of securities for federal income tax purposes is substantially the same for financial reporting purposes.

Presentation of Portfolio Holdings — August 31, 2015

Categories	% of Net Assets

Treasury Debt	66.4
Repurchase Agreements	36.0

Total Investments and Repurchase Agreements	102.4
Other Assets and Liabilities, Net	(2.4)

100.0

See accompanying notes which are an integral part of the financial statements.

4	SSGA U.S. Treasury Money Market Fund

SSGA Prime Money Market Fund

Shareholder Expense Example — August 31, 2015 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2015 to August 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2015	$1,000.00	$1,000.00
Ending Account Value
August 31, 2015	$1,000.20	$1,024.29
Expenses Paid During Period*	$0.91	$0.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.18% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

SSGA Prime Money Market Fund	5

SSGA Prime Money Market Fund

Schedule of Investments — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Asset Backed Commercial Paper - 0.6%
Collateralized Commercial Paper Co. LLC (next reset date 09/25/15) (a) (cost $35,000,000)	35,000,000	0.389	01/25/16	35,000,000

Certificates of Deposit - 38.8%
Bank of Montreal	50,000,000	0.300	11/13/15	50,000,000
Bank of Montreal (next reset date 09/18/15) (a)	100,000,000	0.360	01/15/16	100,000,000
Bank of Montreal (next reset date 09/22/15) (a)	22,000,000	0.320	01/22/16	21,999,581
Bank of Nova Scotia (next reset date 09/08/15) (a)	48,000,000	0.291	11/05/15	48,000,000
Bank of Nova Scotia (next reset date 09/08/15) (a)	130,000,000	0.344	11/06/15	130,000,000
Bank of Nova Scotia (next reset date 09/10/15) (a)	50,000,000	0.292	02/05/16	50,000,000
Bank of Tokyo - Mitsubishi	30,000,000	0.260	09/03/15	30,000,000
Bank of Tokyo - Mitsubishi	50,000,000	0.270	10/14/15	50,000,000
BNP Paribas	60,000,000	0.290	09/01/15	60,000,000
BNP Paribas	30,000,000	0.320	11/18/15	30,000,000
Canadian Imperial Bank of Commerce (next reset date 09/08/15) (a)	75,000,000	0.371	12/07/15	75,000,000
Canadian Imperial Bank of Commerce (next reset date 09/08/15) (a)	40,000,000	0.342	01/08/16	40,000,000
Canadian Imperial Bank of Commerce (next reset date 09/16/15) (a)	39,000,000	0.318	02/16/16	39,000,000
Chase Bank USA NA (next reset date 09/21/15) (a)	33,000,000	0.362	04/21/16	33,000,000
Citibank NA	35,000,000	0.200	09/21/15	35,000,000
Credit Agricole Corporate & Investment Bank	50,000,000	0.290	09/08/15	50,000,000
Credit Agricole Corporate & Investment Bank	75,000,000	0.270	09/09/15	75,000,000
Credit Agricole Corporate & Investment Bank	18,000,000	0.270	10/07/15	18,000,000
Credit Agricole Corporate & Investment Bank	17,000,000	0.340	11/04/15	17,000,000
ING Bank NV	50,000,000	0.285	10/01/15	50,000,000
ING Bank NV	80,000,000	0.330	10/02/15	80,000,000
ING Bank NV	35,000,000	0.285	10/05/15	35,000,000
ING Bank NV	50,000,000	0.330	10/19/15	50,000,000
Rabobank Nederland NV	50,000,000	0.259	09/11/15	50,000,000
Rabobank Nederland NV	65,000,000	0.240	09/18/15	65,000,000
Rabobank Nederland NV	20,000,000	0.260	10/08/15	20,000,000
Royal Bank of Canada (next reset date 09/08/15) (a)	66,000,000	0.344	01/07/16	66,000,000
Societe Generale	75,000,000	0.290	09/04/15	75,000,000
Standard Chartered Bank	45,000,000	0.270	10/21/15	45,000,000
Standard Chartered Bank	50,000,000	0.270	10/23/15	50,000,000
Sumitomo Mitsui Banking Corp.	75,000,000	0.280	10/01/15	75,000,000
Sumitomo Mitsui Banking Corp.	35,000,000	0.300	10/01/15	35,000,000
Sumitomo Mitsui Banking Corp.	35,000,000	0.290	10/26/15	35,000,000
Svenska Handelsbanken AB	55,250,000	0.260	10/26/15	55,249,999
Svenska Handelsbanken AB (next reset date 09/15/15) (a)	50,000,000	0.348	01/15/16	50,000,000
Toronto Dominion Bank	35,000,000	0.380	12/21/15	35,000,000
Toronto Dominion Bank (next reset date 09/28/15) (a)	61,000,000	0.349	05/26/16	61,000,000
Toronto Dominion Bank (next reset date 10/02/15) (a)	44,000,000	0.313	04/04/16	44,000,000
Toronto Dominion Bank (next reset date 10/15/15) (a)	16,000,000	0.319	04/15/16	16,000,000
UBS AG	65,000,000	0.350	11/17/15	65,000,000
Wells Fargo Bank NA	50,000,000	0.322	11/09/15	50,001,630
Wells Fargo Bank NA (next reset date 09/08/15) (a)	50,000,000	0.319	03/07/16	50,000,000
Wells Fargo Bank NA (next reset date 09/09/15) (a)	35,000,000	0.302	01/11/16	35,000,000
Westpac Banking Corp. (next reset date 09/25/15) (a)	19,000,000	0.319	04/25/16	19,000,000

Total Certificates of Deposit (cost $2,163,251,210)				2,163,251,210

6	SSGA Prime Money Market Fund

SSGA Prime Money Market Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Financial Company Commercial Paper - 26.0%
Australia & New Zealand Banking Group Ltd. (next reset date 09/04/15) (a)(b)	20,000,000	0.302	05/04/16	19,999,298
Australia & New Zealand Banking Group Ltd. (next reset date 09/15/15) (a)(b)	19,500,000	0.298	10/15/15	19,500,000
Australia & New Zealand Banking Group Ltd. (next reset date 09/15/15) (a)(b)	19,500,000	0.298	10/15/15	19,500,000
Australia & New Zealand Banking Group Ltd. (next reset date 09/21/15) (a)(b)	12,000,000	0.345	01/19/16	12,000,000
Caisse des Depots et Consignations (c)	75,000,000	0.240	10/07/15	74,982,000
Caisse des Depots et Consignations (c)	75,000,000	0.250	10/29/15	74,969,792
Commonwealth Bank of Australia (b)	50,000,000	0.210	09/15/15	49,995,917
Commonwealth Bank of Australia (next reset date 09/11/15) (a)(b)	14,000,000	0.331	01/11/16	14,000,000
DBS Bank Ltd. (b)	25,000,000	0.230	09/10/15	24,998,562
DnB Bank ASA (b)	50,000,000	0.240	09/10/15	49,997,000
DnB Bank ASA (b)	40,000,000	0.359	11/23/15	40,000,000
Erste Abwicklungsanstalt (b)	45,000,000	0.210	10/05/15	44,991,075
Erste Abwicklungsanstalt (b)	45,000,000	0.265	10/08/15	44,987,744
Erste Abwicklungsanstalt (b)	75,000,000	0.320	11/30/15	74,940,000
General Electric Capital Corp.	7,500,000	0.252	09/03/15	7,500,000
General Electric Capital Corp. (next reset date 09/04/15) (a)	7,500,000	0.282	10/30/15	7,500,000
HSBC Bank PLC (next reset date 09/21/15) (a)(b)	35,000,000	0.321	12/21/15	35,000,000
HSBC Bank PLC (next reset date 09/23/15) (a)(b)	65,000,000	0.330	11/23/15	65,000,000
National Australia Bank Ltd. (next reset date 09/09/15) (a)(b)	10,000,000	0.333	01/12/16	10,000,000
Nederlandse Waterschapsbank NV (b)	50,000,000	0.275	10/29/15	49,977,847
Nordea Bank AB (b)	75,000,000	0.210	09/10/15	74,996,062
Nordea Bank AB (b)	45,700,000	0.250	09/21/15	45,693,653
Nordea Bank AB (b)	20,000,000	0.260	10/22/15	19,992,633
Nordea Bank AB (b)	60,000,000	0.300	10/27/15	59,972,000
NRW.Bank (b)	75,000,000	0.185	10/02/15	74,988,052
Skandinaviska Enskilda Banken AB (b)	30,000,000	0.250	10/14/15	29,991,042
Skandinaviska Enskilda Banken AB (b)	95,000,000	0.250	10/15/15	94,970,972
Standard Chartered Bank (b)	60,000,000	0.260	09/09/15	59,996,533
Swedbank AB	75,000,000	0.250	10/07/15	74,981,250
Swedbank AB	50,000,000	0.310	11/27/15	49,962,542
Toyota Motor Credit Corp. (next reset date 09/08/15) (a)	21,500,000	0.294	01/15/16	21,500,000
Toyota Motor Credit Corp. (next reset date 09/10/15) (a)	21,500,000	0.291	01/06/16	21,500,000
Westpac Banking Corp. (next reset date 09/11/15) (a)(b)	22,000,000	0.301	03/11/16	22,000,000
Westpac Banking Corp. (next reset date 09/25/15) (a)(b)	8,500,000	0.309	02/25/16	8,500,000
Westpac Banking Corp. (next reset date 09/28/15) (a)(b)	41,000,000	0.299	10/26/15	41,000,000
Westpac Banking Corp. (next reset date 09/28/15) (a)(b)	8,500,000	0.309	02/26/16	8,500,000

Total Financial Company Commercial Paper (cost $1,448,383,974)				1,448,383,974

Government Agency Debt - 3.2%
Federal Home Loan Bank	45,000,000	0.092	10/07/15	44,995,950
Federal Home Loan Bank	47,000,000	0.122	10/09/15	46,994,046
Federal Home Loan Bank	38,000,000	0.173	10/16/15	37,991,925
Federal Home Loan Bank	15,000,000	0.162	10/16/15	14,997,019
Federal Home Loan Bank	36,000,000	0.148	10/21/15	35,992,750

Total Government Agency Debt (cost $180,971,690)				180,971,690

SSGA Prime Money Market Fund	7

SSGA Prime Money Market Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Other Notes - 7.9%
Bank of America NA	8,000,000	0.280	10/09/15	8,000,000
Bank of America NA	7,000,000	0.280	10/14/15	7,000,000
Bank of America NA	10,000,000	0.250	10/15/15	10,000,000
Bank of America NA	20,000,000	0.300	11/05/15	20,000,000
Bank of America NA (next reset date 09/01/15) (a)	40,000,000	0.368	02/01/16	40,000,000
Bank of America NA (next reset date 09/15/15) (a)	50,000,000	0.358	01/15/16	50,000,000
JPMorgan Chase Bank NA (next reset date 09/08/15) (a)	60,000,000	0.439	08/05/16	60,000,000
JPMorgan Chase Bank NA (next reset date 10/22/15) (a)	35,000,000	0.455	08/22/16	35,000,000
Natixis	8,868,000	0.070	09/01/15	8,868,000
Royal Bank of Canada (next reset date 09/16/15) (a)	25,000,000	0.506	12/16/15	25,014,447
Royal Bank of Canada (next reset date 10/07/15) (a)(c)	35,000,000	0.374	08/08/16	35,000,000
Svenska Handelsbanken AB (next reset date 09/28/15) (a)(b)	40,000,000	0.388	01/27/16	40,000,000
Toyota Motor Credit Corp.	11,000,000	0.434	10/07/15	11,002,327
Wells Fargo Bank NA (next reset date 09/10/15) (a)	35,000,000	0.372	08/09/16	35,000,000
Wells Fargo Bank NA (next reset date 09/21/15) (a)	58,000,000	0.403	08/19/16	58,000,000

Total Other Notes (cost $442,884,774)				442,884,774

Treasury Debt - 0.8%
U.S. Treasury Bill (cost $41,999,265)	42,000,000	0.020	10/01/15	41,999,265

Total Investments - 77.3% (cost $4,312,490,913)				4,312,490,913

Repurchase Agreements - 23.4%
Treasury Repurchase Agreements - 23.0%
Agreement with Credit Suisse Securities (USA) LLC and JP Morgan Chase & Co. (Tri-Party) of $50,000,000 dated August 31, 2015 at 0.620% to be repurchased at $50,000,861 on December 4, 2015, collateralized by: $51,560,000 par various United States Government Treasury Obligations valued at $51,004,980. (d)				50,000,000
Agreement with Federal Reserve Bank and Bank of New York Mellon Corp. (Tri-Party) of $1,235,000,000 dated August 31, 2015 at 0.050% to be repurchased at $1,235,001,715 on September 1, 2015, collateralized by: $1,201,981,900 par various United States Government Treasury Obligations valued at $1,235,001,740.				1,235,000,000

Total Treasury Repurchase Agreements (cost $1,285,000,000)				1,285,000,000

Other Repurchase Agreements - 0.4%
Agreement with JPM Chase and JP Morgan Chase & Co. (Tri-Party) of $25,000,000 dated August 31, 2015 at 0.394% to be repurchased at $25,001,094 on December 3, 2015, collateralized by: $150,299,405 par various Asset-Backed/Mortgage Backed Securities valued at $27,003,112. (d) (cost $25,000,000)				25,000,000

Total Repurchase Agreements (cost $1,310,000,000)				1,310,000,000

Total Investments and Repurchase Agreements - 100.7% (e) (cost $5,622,490,913) (f)				5,622,490,913

Other Assets and Liabilities, Net - (0.7)%				(41,784,822)

Net Assets - 100.0%				5,580,706,091

8	SSGA Prime Money Market Fund

SSGA Prime Money Market Fund

Schedule of Investments, continued — August 31, 2015

Footnotes:

#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the rate column.
(a)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(b)	Rule 144A, Section 4(2) or other security, which is restricted to resale to institutional investors. The Fund’s investment manager has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent $1,155,488,390 or 20.7% of net assets as of August 31, 2015.
(c)	Security exempt from registration under Rule 144A. These securities, which represent 3.31% of net assets as of August 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Illiquid security.
(e)	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs (Note 2).
(f)	The cost of securities for federal income tax purposes is substantially the same for financial reporting purposes.

Legend

LLC Limited Liability Company

PLC Public Limited Company

Presentation of Portfolio Holdings — August 31, 2015

Categories	% of Net Assets

Asset Backed Commercial Paper	0.6
Certificates of Deposit	38.8
Financial Company Commercial Paper	26.0
Government Agency Debt	3.2
Other Notes	7.9
Treasury Debt	0.8
Repurchase Agreements	23.4

Total Investments and Repurchase Agreements	100.7
Other Assets and Liabilities, Net	(0.7)

100.0

See accompanying notes which are an integral part of the financial statements.

SSGA Prime Money Market Fund	9

SSGA Institutional Money Market Funds

Statements of Assets and Liabilities — August 31, 2015

	SSGA U.S. Treasury Money Market Fund	SSGA Prime Money Market Fund

Assets
Investments at amortized cost which approximates value	$5,323,120,091	$4,312,490,913
Repurchase agreements at cost which approximates value	2,887,022,000	1,310,000,000
Cash	308,057,100	734
Receivables:
Interest	477,851	1,147,844
Fund shares sold	222	28,034
From adviser	1,719,442	366,830
Prepaid expenses	54,813	94,272

Total assets	8,520,451,519	5,624,128,627

Liabilities
Payables:
Investments purchased	498,991,312	41,999,265
Fund shares redeemed	798,223	16,201
Accrued fees to affiliates and trustees	1,845,155	1,276,064
Other accrued expenses	107,074	113,705
Distribution payable	—	17,301

Total liabilities	501,741,764	43,422,536

Net Assets	$8,018,709,755	$5,580,706,091

Net Assets Consist of:
Distributions in excess of net investment income	$—	$(6,498)
Accumulated net realized gain	3,482	34,690
Paid in capital	8,018,706,273	5,580,677,899

Net Assets	$8,018,709,755	$5,580,706,091

Net Asset Value, offering and redemption price per share:
Net asset value per share:	$1.00	$1.00
Net assets	$8,018,709,755	$5,580,706,091
Shares outstanding ($0.001 par value)	8,018,773,213	5,580,688,547

See accompanying notes which are an integral part of the financial statements.

10	Statements of Assets and Liabilities

SSGA Institutional Money Market Funds

Statements of Operations — For the Year Ended August 31, 2015

	SSGA U.S. Treasury Money Market Fund	SSGA Prime Money Market Fund

Investment Income
Interest	$2,887,618	$12,689,209

Total investment income	2,887,618	12,689,209

Expenses
Advisory fees	10,260,954	9,239,530
Administration fees	1,602,791	1,434,284
Custodian fees	844,240	837,069
Distribution fees	1,501,630	1,539,922
Transfer agent fees	65,135	57,740
Professional fees	131,543	126,287
Registration fees	26,484	26,606
Shareholder servicing fees	1,334,248	1,177,851
Trustees’ fees	112,645	100,842
Insurance fees	122,360	47,004
Printing fees	60,039	59,266
Miscellaneous	109,116	68,304

Expenses before reductions	16,171,185	14,714,705
Expense reductions	(13,283,567)	(3,462,734)

Net expenses	2,887,618	11,251,971

Net investment income	—	1,437,238

Net Realized Gain (Loss)
Net realized gain (loss) on investments	3,482	95,533

Net Increase in Net Assets from Operations	$3,482	$1,532,771

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	11

SSGA Institutional Money Market Funds

Statements of Changes in Net Assets

	SSGA U.S. Treasury Money Market Fund		SSGA Prime Money Market Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets

Operations
Net investment income	$—	$—	$1,437,238	$641,716
Net realized gain	3,482	—	95,533	163,433

Net increase in net assets from operations	3,482	—	1,532,771	805,149

Distributions
From net investment income	—	(8,496)	(1,437,238)	(889,158)
From net realized gains	—	(12,948)	(126,963)	(203,061)

Net decrease in net assets from distributions	—	(21,444)	(1,564,201)	(1,092,219)

Share Transactions
Net increase (decrease) in net assets from share transactions (Note 4)	(55,002,360)	1,632,918,125	120,725,006	(2,311,165,824)

Total Net Increase (Decrease) in Net Assets	(54,998,878)	1,632,896,681	120,693,576	(2,311,452,894)

Net Assets
Beginning of year	8,073,708,633	6,440,811,952	5,460,012,515	7,771,465,409

End of year	$8,018,709,755	$8,073,708,633	$5,580,706,091	$5,460,012,515

Distributions in excess of net investment income included in net assets	$—	$—	$(6,498)	$(6,498)

See accompanying notes which are an integral part of the financial statements.

12	Statements of Changes in Net Assets

This page has been intentionally left blank.

SSGA Institutional Money Market Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below.

	$ Net Asset Value, Beginning of Year	$ Net Investment Income (Loss)(a)(b)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
SSGA U.S. Treasury Money Market Fund
August 31, 2015	1.0000	—		—	(c)	—	(c)	—	—
August 31, 2014	1.0000	—		—		—		— (c)	—	(c)
August 31, 2013	1.0000	—		—	(c)	—	(c)	—	—
August 31, 2012	1.0000	—		—	(c)	—	(c)	—	—	(c)
August 31, 2011	1.0000	—	(c)	—	(c)	—	(c)	— (c)	—	(c)
SSGA Prime Money Market Fund
August 31, 2015	1.0000	0.0003		—	(c)	0.0003		(0.0003)	—	(c)
August 31, 2014	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—	(c)
August 31, 2013	1.0000	0.0007		—	(c)	0.0007		(0.0007)	—
August 31, 2012	1.0000	0.0010		—	(c)	0.0010		(0.0010)	—
August 31, 2011	1.0000	0.0012		—	(c)	0.0012		(0.0012)	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	Reflects amounts waived and/or reimbursed by the adviser and for certain funds, custody credit arrangements.
(c)	Less than $0.0001 per share.
(d)	Less than 0.005%.
(e)	Less than 0.005% of average net assets.

See accompanying notes which are an integral part of the financial statements.

14	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Year	% Total Return		$ Net Assets, End of Year (000)	% Ratio of Expenses to Average Net Assets, Net	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets

—	1.0000	—		8,018,710	0.04	0.24	—
— (c)	1.0000	—	(d)	8,073,709	0.06	0.23	—
—	1.0000	—		6,440,812	0.09	0.24	—
— (c)	1.0000	—	(d)	4,387,962	0.08	0.25	—
— (c)	1.0000	—	(d)	4,410,166	0.11	0.25	—	(e)

(0.0003)	1.0000	0.03		5,580,706	0.18	0.24	0.02
(0.0001)	1.0000	0.01		5,460,013	0.18	0.24	0.01
(0.0007)	1.0000	0.07		7,771,465	0.20	0.25	0.07
(0.0010)	1.0000	0.10		12,072,632	0.20	0.25	0.10
(0.0012)	1.0000	0.12		9,934,761	0.20	0.25	0.12

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	15

SSGA Institutional Money Market Funds

Notes to Financial Statements — August 31, 2015

1.	Organization

The SSGA Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Massachusetts business trust on October 3, 1987. The Trust operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Agreement”).

As of August 31, 2015, the Trust consisted of eleven (11) series and corresponding classes each of which have the same rights and privileges, including voting rights. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of unlimited number of shares of beneficial interest at a $.001 par value. The financial statements herein relate to the following series (each a “Fund” and, collectively, the “Funds”):

Fund	Classes	Commencement of Operations:
SSGA U.S. Treasury Money Market Fund (diversified)	Class N	December 1, 1993

SSGA Prime Money Market Fund (diversified)	Class N	February 22, 1994

The financial statements of the remaining 9 series are presented in separate reports.

The SSGA U.S. Treasury Money Market Fund and SSGA Prime Money Market Fund are considered to be money market funds pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). It is the policy of the Funds to maintain a stable net asset value per share of $1.00. However, there is no assurance the Funds will be able to maintain a stable net asset value per share.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of shareholders’ investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

Deloitte & Touche LLP (“Deloitte & Touche”) served as independent registered certified public accounting firm through November 19, 2014. On November 19, 2014, upon recommendation by the Audit Committee of the Funds, the Funds’ Board of Trustees selected Ernst & Young LLP to replace Deloitte & Touche as the independent public accountant for the fiscal year ending August 31, 2015.

The reports of Deloitte & Touche on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through November 19, 2014, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and Deloitte & Touche furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period.

16	Notes to Financial Statements

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services Investment Companies (“ASC 946”).

Security Valuation

The Funds’ securities are recorded on the basis of amortized cost which approximates fair value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts. These securities are generally included in Level 2 of the fair value hierarchy.

Because of the inherent uncertainties of valuation and under certain market conditions, the values reflected in the financial statements may differ from the value received upon actual sale of those investments and it is possible that the differences could be material.

These inputs are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes. The Funds value their assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Funds had no transfers between levels for year ended August 31, 2015.

The following is a summary of the inputs used, as of August 31, 2015, in valuing the Funds’ assets carried at fair value:

	Investments in Securities
Valuation Inputs	SSGA U.S. Treasury Money Market Fund	SSGA Prime Money Market Fund
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	$8,210,142,091	$5,622,490,913
Level 3 — Significant Unobservable Inputs	$—	$—

Total	$8,210,142,091	$5,622,490,913

Notes to Financial Statements	17

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Interest income is recorded daily on an accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from the sale of disposition of investments are determined using the identified cost method.

Dividends and Distributions

Net investment income is declared daily and is payable as of the last business day of each month. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. A repurchase agreement customarily obligates the seller at the time it sells securities to the Funds to repurchase the securities at a mutually agreed-upon price and time. The total amount received by the Funds on repurchase is calculated to exceed the price paid by the Funds, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government or Government Agency securities, but the underlying securities on the SSGA Prime Money Market Fund may consist of other securities such as Corporate Bonds in limited circumstances. The value of the underlying securities, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The use of repurchase agreements involves certain risks. Upon an event of default under the Master Repurchase Agreement, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities (as a result of its bankruptcy or otherwise) the Funds will seek to dispose of such securities; this action could involve losses, costs or delays. In addition, the proceeds of any such disposition may be less than the amount each Fund is owed under the repurchase agreement. The Funds may enter into repurchase agreements maturing within a specified date with domestic dealers, banks and other financial institutions deemed to be creditworthy by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”).

Federal Income Taxes

Each Fund has qualified and intends to continue to qualify for and elect treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Funds will not be subject to federal income taxes to the extent they distribute their taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net taxable income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions if any, are determined in accordance with income tax regulation which may differ from U.S. GAAP. The book tax differences were primarily attributable to equalization.

Management has reviewed the Funds’ tax positions for the open tax years as of August 31, 2015 and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

18	Notes to Financial Statements

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

No income tax returns are currently under examination. Management has analyzed tax laws and regulations and their applications to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of tax liability.

For the year ended August 31, 2015, the Funds’ components of distributable earnings and tax composition of distributions for federal income tax purposes were as follows:

	Components of Distributable Earnings:		Tax Composition of Distributions:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital

SSGA U.S. Treasury Money Market Fund	$3,482	$—	$—	$—	$—
SSGA Prime Money Market Fund	$45,493	$—	$1,564,201	$—	$—

For the year ended August 31, 2014, the Funds’ tax composition of distributions for federal income tax purposes were as follows:

	Tax Composition of Distributions:
	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital

SSGA U.S. Treasury Money Market Fund	$21,444	$—	$—
SSGA Prime Money Market Fund	$1,092,219	$—	$—

3.	Fees and Compensation paid to Affiliates and other Related Party Transactions

Adviser and Affiliates

The Adviser manages the Funds pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Trust and the Adviser. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of each Fund in accordance with their investment objectives, policies, and limitations. For these services, each Fund pays a fee to the Adviser, calculated daily and paid monthly at the annual rate of 0.15% of its daily average net assets.

The Adviser is contractually obligated until December 31, 2015 to waive 0.05% of its 0.15% management fee on the SSGA U.S. Treasury Money Market Fund. Additionally, the Adviser is further contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.16% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2015 except with the approval of the Fund’s Board of Trustees. The total amounts of the waiver and reimbursement for the year ended August 31, 2015 were $3,430,755 and $0, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser is contractually obligated until December 31, 2015 to waive 0.05% of its 0.15% management fee on the SSGA Prime Money Market Fund. Additionally, the Adviser is further contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.15% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2015 except with the approval of the Fund’s Board of Trustees. The total amounts of the waiver and reimbursement for the year ended August 31, 2015 were $3,305,155 and $0, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed from prior years.

The Adviser also may voluntarily reduce all or a portion of its fees and/or reimburse expenses to the extent necessary to avoid a negative yield (the “Voluntary Reduction”) which may vary from time to time and from fund to fund in the Adviser’s sole discretion. Under an agreement with the Trust relating to the Voluntary Reduction, the Funds have agreed to reimburse the Adviser for the full dollar amount of any Voluntary Reduction beginning on August 1, 2012, subject to certain limitations. A

Notes to Financial Statements	19

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

Fund will not be obligated to reimburse the Adviser more than three years after the end of the fiscal year for the Fund in which the Adviser provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Adviser on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the Fund on that day; to the extent that the amount of such reimbursement would cause the Fund’s net yield to fall below the Fund’s minimum net yield as determined by the Adviser in its sole discretion; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain a Fund’s contractual total expense limit which is effective at the time of such fee waivers and/or expense reimbursements. A reimbursement to the Adviser would increase fund expenses and negatively impact the SSGA U.S. Treasury Money Market Fund’s and the SSGA Prime Money Market Fund’s future yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that either the SSGA U.S. Treasury Money Market Fund or the SSGA Prime Money Market Fund will be able to avoid a negative yield. Reimbursement payments by a fund to the Adviser in connection with the Voluntary Reduction are considered extraordinary. For the year ended August 31, 2015, the Adviser voluntarily waived $6,830,199 of its fee and reimbursed $2,845,864 of expenses on the SSGA U.S. Treasury Money Market Fund and voluntarily waived $0 of its fee and reimbursed $0 of expenses on the SSGA Prime Money Market Fund. Voluntary reductions subject to potential recovery by year of expiration are as follows:

Expiration	SSGA U.S. Treasury Money Market Fund	SSGA Prime Money Market Fund
8/31/2016	$4,941,980	$—
8/31/2017	$8,075,743	$181,137
8/31/2018	$6,830,199	$—

The SSGA Funds, except the money market funds, are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the SSGA Prime Money Market Fund. As of August 31, 2015, $8,250,622 or 0.15% of the shares outstanding represents the investments of other funds not presented herein.

Boston Financial Data Services, Inc. (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as the Funds’ transfer and dividend paying agent, pursuant to an agreement dated August 1, 2006, as amended. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services.

State Street provides custody and fund accounting services to the Funds pursuant to an Amended and Restated Custodian Contract dated April 11, 2012. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses. State Street is a wholly-owned subsidiary of State Street Corporation.

Administrator and Sub-Administrator

Effective June 1, 2015, SSGA FM serves as Administrator and State Street serves as Sub-Administrator. Pursuant to the Administration Agreement between the Trust on behalf of the Funds and SSGA FM, each Fund pays a fee at an annual rate of 0.05% of the Fund’s net assets. SSGA FM has contractually agreed to waive 0.01% of its administration fee. For the year ended, August 31, 2015, SSGA FM waived fees in the amount of $176,749 and $157,579 for the SSGA U.S. Treasury Money Market Fund and SSGA Prime Money Market Fund, respectively. This waiver may not be terminated or modified except with the approval of the Board.

Prior to June 1, 2015, State Street served as the Administrator of the Funds. For its services as Administrator, the Trust paid State Street an annual fee, payable monthly on a pro rata basis. The annual fee was based on the following percentages of the average daily net assets of the Trust: $0 to $10 billion — 0.0175%; next $10 billion — 0.0125%; next $10 billion — 0.0075% and 0.0050% thereafter. In addition, the Trust paid additional fees to the Administrator for certain services and reimbursed the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

State Street Global Markets, LLC (the “Distributor” or “SSGM”) promotes and offers shares of the Trust pursuant to an Amended and Restated Distribution Agreement dated April 14, 2014. The Distributor may enter into agreements with other related and non-related parties which act as agents to offer and sell shares of the Funds. The amounts paid to the Distributor are included in the accompanying Statements of Operations. The Distributor is a wholly-owned subsidiary of State Street Corporation.

20	Notes to Financial Statements

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

With respect to the SSGA Prime Money Market Fund, the Trust has adopted a distribution plan pursuant to Rule 12b-1 (the “Historical Class N Plan”) under the 1940 Act. Under the Historical Class N Plan, the Trust is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Historical Class N Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Trust and the servicing of investor accounts. Payments to the Distributor for the sale and distribution of Class N shares are not permitted by the Historical 12b-1 Plan to exceed 0.25% of the SSGA Prime Money Market Fund’s average net asset value per year.

Additionally, the Board approved the following limits on the amount of Rule 12b-1 fees the Distributor is reimbursed pursuant to the Historical 12b-1 Plan:

12b-1 Fee Limit
SSGA Prime Money Market Fund	0.05%

With respect to the SSGA U.S. Treasury Money Market Fund, to compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of the Fund, the Fund may make payments from the assets attributable to certain classes of its shares to the Distributor under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) described below.

The Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board and a majority of the Trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”) and have no direct or indirect financial interest in the Plan or in any agreements related thereto (the “Qualified Distribution Plan Trustees”). The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. At the time of adoption, none of the Independent Trustees of the Trust had a direct or indirect financial interest in the operation of the Plan. The Plan calls for payments at an annual rate (based on average net assets) of 0.25%.

Additionally, the Board approved the following limits on the amount of Rule 12b-1 fees paid to the Distributor:

12b-1 Fee Limit
SSGA U.S. Treasury Money Market Fund	0.04%

The Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Distributor to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries includes

Notes to Financial Statements	21

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

asset-based fees and account-based fees. The amount of continuing compensation paid by the Distributor to different financial intermediaries varies. Some portion of the Distributor’s payments to financial intermediaries will be made out of amounts received by the Distributor under the Funds’ Plans. In addition, certain of the Funds may reimburse the Distributor for payments the Distributor makes to financial intermediaries that provide certain recordkeeping, administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically. A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

Each Fund listed in the table below has a shareholder servicing agreement during the reporting period with State Street and Wealth Management Systems, an entity related to State Street. For these services, Class N shares paid a maximum of 0.025% to State Street, and 0.05% to Wealth Management Systems, based on the average daily value of all Class N shares held by their clients. Effective June 1, 2015, the shareholder servicing agreement between the Trust and State Street was terminated. For the year ended August 31, 2015, the Funds paid the following shareholder servicing expenses to the agents:

	State Street	Wealth Management Systems

SSGA U.S. Treasury Money Market Fund	$1,267,156	$166,186
SSGA Prime Money Market Fund	1,108,779	170,149

Board of Trustees

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

Each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSGA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. Trustees’ fees and expenses are allocated among the Trusts and Funds overseen by the Trustees in a manner deemed equitable taking into consideration the relative net assets of the Funds, subject to a $15,000 minimum per Fund. The Co-Chairmen each receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. Trustee fees are allocated among the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series. As of the date of this Shareholder Report, the Trustees were not paid pension or retirement benefits as part of SSGA Funds’ expenses. However, the SSGA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSGA Funds. As of the fiscal year ended August 31, 2015, none of the Independent Trustees participated in the optional deferred compensation program.

The Trust’s officers are compensated by the Adviser and its affiliates.

Accrued fees payable to affiliates and trustees as of August 31, 2015 were as follows:

	SSGA U.S. Treasury Money Market Fund	SSGA Prime Money Market Fund

Advisory fees	$985,018	$757,338
Administration fees	372,432	251,464
Custodian fees	204,520	219,803
Distribution fees	248,657	8,007
Shareholder servicing fees	14,015	13,606
Transfer agent fees	20,513	16,916
Trustees’ fees	—	8,930

	$1,845,155	$1,276,064

22	Notes to Financial Statements

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

4.	Fund Share Transactions

	Year Ended August 31, 2015	Year Ended August 31, 2014

SSGA U.S. Treasury Money Market Fund
Proceeds from shares sold	$15,991,574,686	$19,722,021,328
Proceeds from reinvestment of distributions	—	20,561
Payments for shares redeemed	(16,046,577,046)	(18,089,123,764)

Total net increase (decrease)	$(55,002,360)	$1,632,918,125

SSGA Prime Money Market Fund
Proceeds from shares sold	$21,279,216,081	$20,834,820,548
Proceeds from reinvestment of distributions	1,470,184	1,016,638
Payments for shares redeemed	(21,159,961,259)	(23,147,003,010)

Total net increase (decrease)	$120,725,006	$(2,311,165,824)

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

5.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Schedules of Investments.

6.	Rule Issuance and Recent Accounting Pronouncements

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to the governing rules for money market funds. The amendments require that, following a two-year implementation timeframe, institutional prime and institutional tax exempt money market funds adopt a floating net asset value. The rule changes also allow for certain liquidity-based redemption fees and gate, and include enhanced requirements for disclosure and stress testing. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact to the Funds’ financial statements and related disclosure.

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) — Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and enhances the required disclosures for repurchase agreements, reverse repurchase agreements and other similar transactions accounted for as secured borrowings, including securities lending. Management is evaluating the impact, if any, of this standard on the Funds’ financial statements and related disclosures, which would first be effective for annual and interim reporting periods beginning after December 15, 2014.

Notes to Financial Statements	23

SSGA Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2015

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

24	Notes to Financial Statements

SSGA Institutional Money Market Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of SSGA Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSGA U.S. Treasury Money Market Fund and SSGA Prime Money Market Fund (collectively, the “Funds”) (two of the portfolios constituting SSGA Funds) as of August 31, 2015, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended August 31, 2014 and the financial highlights for periods ended prior to September 1, 2014 were audited by another independent registered public accounting firm whose report, dated October 30, 2014, expressed an unqualified opinion on those statements of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of SSGA Funds at August 31, 2015, the results of their operations, changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 30, 2015

Report of Independent Registered Public Accounting Firm	25

SSGA Institutional Money Market Funds

Tax Information — August 31, 2015 (Unaudited)

For the tax year ended August 31, 2015, the SSGA U.S. Treasury Money Market Fund did not designate any of its net taxable income as qualified interest income taxed at individual ordinary income rates.

For the tax year ended August 31, 2015, the SSGA Prime Money Market Fund hereby designates 98% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

Short term capital gains dividends of $126,963 were paid by the SSGA Prime Money Market Fund during the year ended August 31, 2015.

The Form 1099-DIV mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015.

Please consult a tax advisor for questions about federal or state income tax laws.

26	Tax Information

SSGA Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Trustee Considerations in Approving Continuation of Investment Advisory Agreement1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Independent Trustees on the Board of Trustees (the “Board”) of the SSGA Funds (the “Trust”), met in Executive Sessions on April 12-13, 2015, and May 18-19, 2015 to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (the “Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by co-counsel that is independent of the Adviser in connection with their consideration of approval of the Advisory Agreement. Following the April 12-13, 2015 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 18-19, 2015 meeting. The Independent Trustees considered, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent third-party provider of investment company data, which includes for each Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2014, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

¡	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider;

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•

Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds, as applicable; and

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

[1]

Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory agreement, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Investment Advisory Contracts	27

SSGA Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser, including its investment strategies and processes;

•

Information concerning the allocation of brokerage and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•

Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Adviser in monitoring the effectiveness of such procedures and processes.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of each Code of Ethics adopted by the Adviser, together with information relating to compliance with and the administration of such Codes;

•	A copy of the Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds;

•	A description of the business continuity and disaster recovery plans of the Adviser; and

•	Information regarding the Adviser’s risk management processes.

Other Relevant Information

•

Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, administrator, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement and agreements with other service providers of the Funds;

•

Draft responses to the letter dated March 11, 2015 from Joseph P. Barri, LLC, co-counsel along with the law firm of Sullivan & Worcester LLP (together, “Independent Counsel”), to the Independent Trustees, and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

¡

The Adviser, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the sub-administrator, administrator, custodian, transfer agent, securities lending agent, and/or shareholder services, as applicable, for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Information from the Adviser, State Street and the Distributor providing any material changes to the previous information supplied in response to the letter dated March 11, 2015 from Joseph P. Barri, LLC prior to the Executive Sessions of the Board on May 18-19, 2015.

28	Basis for Approval of Investment Advisory Contracts

SSGA Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•

Excerpts from the Funds’ most recent Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2014, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Annual Shareholder Report for each Fund, including Portfolio Management Discussion of Performance, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2014;

•	Lipper materials dated March 2015, circulated to the Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on May 18-19, 2015 the Board, including a majority of the Independent Trustees, voted to approve continuation of the Advisory Agreement effective June 1, 2015, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks. The Board also considered the Adviser’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of the Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide, high quality investment management and related services for the Funds.

Basis for Approval of Investment Advisory Contracts	29

SSGA Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2014. The Board noted the relatively narrow range of returns in each Fund’s Performance Group and Performance Universe. The Board also observed that several basis points of performance, whether from yield on portfolio investments or fees waived by service providers, accounted for substantial differences in performance relative to other funds in such Group and Universe during periods when preservation of capital and net asset value were generally considered by stockholders to have been more important than several basis points of yield. Among other information, the Board considered the following performance information in its evaluation of your Fund(s):

SSGA U.S. Treasury Money Market Fund. The Board considered that: (a) the Fund equaled the median of its Performance Group for the 1-, 3- and 5-year periods and outperformed the median of its Performance Group for the 10-year period; and (b) the Fund underperformed the median of its Performance Universe and its Lipper Index for the 1-, 3- and 5-year periods and outperformed the median of its Performance Universe and its Lipper Index for the 10-year period. The Board took into account management’s discussion of the Fund’s performance.

SSGA Prime Money Market Fund. The Board considered that: (a) the Fund equaled the medians of its Performance Group and Performance Universe for the 1-year period and outperformed the medians of its Performance Group and Performance Universe for the 3-, 5- and 10-year periods; and (b) the Fund underperformed its Lipper Index for the 1-, 3-, 5- and 10-year periods. The Board took into account management’s discussion of the Fund’s performance.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory or better (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds. Among other information, the Board considered the following expense information in its evaluation of your Fund(s):

SSGA U.S. Treasury Money Market Fund. The Board considered that the Fund’s actual management fee equaled the median of its Expense Group and was below the median of its Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

SSGA Prime Money Market Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Adviser and the Affiliated Service Providers in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds.

30	Basis for Approval of Investment Advisory Contracts

SSGA Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Conclusions

In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.

Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of each Fund and its respective shareholders, and (2) the rates payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

Basis for Approval of Investment Advisory Contracts	31

SSGA Institutional Money Market Funds

Shareholder Requests for Additional Information — August 31, 2015 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Funds have adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.SSGAfunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Funds voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-800-997-7327 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Funds will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.SSGAfunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

Monthly Portfolio Schedule

The Funds file their monthly portfolio holdings with the U.S. Securities and Exchange Commission on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. The Funds’ Form N-MFP is available (i) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or ii) at the Securities and Exchange Commission’s public reference room.

32	Shareholder Requests for Additional Information

SSGA Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
INDEPENDENT TRUSTEES
Michael F. Holland State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	71	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	71	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

William L. Boyan State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 1/14	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society; Trustee, Children’s Hospital, Boston, MA.	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust.

Disclosure of Information about Fund Trustees and Officers	33

SSGA Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
William L. Marshall State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, (2008 – 2014) Doylestown Health Foundation Board; and the Ann Silverman Community Clinic of Doylestown, PA.	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013: Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – Present).

Rina K. Spence State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

34	Disclosure of Information about Fund Trustees and Officers

SSGA Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
Bruce D. Taber State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

Douglas T. Williams State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	President, Oakmont Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.
INTERESTED TRUSTEES(2)
Gregory A. Ehret SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1969	Trustee	Term: Indefinite Elected Trustee: 8/15	President and Global Chief Operating Officer State Street Global Advisors (2012 – Present); Head of Europe, the Middle East, and Africa, State Street Global Advisors (2008 – 2012); Head of Sales and Distribution in Europe, the Middle East, and Africa, State Street Global Advisors (2007 – 2008).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 1/14	Chairman and Director, SSGA Funds Management, Inc. (2012 – present); President, SSGA Funds Management, Inc. (2005 – 2012); Executive Vice President and Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	268	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSGA Active Trust; and Trustee, SSGA Master Trust.

(1)	As of October 12, 2015.
(2)	Mr. Ehret and Mr. Ross are Interested Trustees because of their employment by SSGA Funds Management, Inc., an affiliate of the Trust.

Disclosure of Information about Fund Trustees and Officers	35

SSGA Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

The following lists the principal officers for SSGA Funds and the State Street Master Funds, as well as their mailing addresses and ages, positions with the Trusts and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSGA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSGA Funds Management, Inc. (1992 – 2012) and Senior Managing Director, State Street Global Advisors (1992 – present).*

Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President Assistant Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 4/15	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Vice President, SSGA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*

Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Treasurer	Term: Indefinite Elected: 4/15	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2006 – 2011).

David K. James State Street Bank and Trust Company 100 Huntington Avenue, 3rd Floor Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Elected: 4/13	Managing Director and Managing Counsel, State Street Bank and Trust Company (2009 – present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 – 2009).

36	Disclosure of Information about Fund Trustees and Officers

SSGA Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Kristin Schantz State Street Bank and Trust Company 100 Huntington Avenue, 3rd Floor Boston, MA 02116 YOB: 1979	Assistant Secretary	Term: Indefinite Elected: 2/14	Vice President and Senior Counsel, State Street Bank and Trust Company (2013 – present); Vice President, Citi Fund Services Ohio, Inc. (2008 – 2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 800-997-7327.

Disclosure of Information about Fund Trustees and Officers	37

SSGA Institutional Money Market Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 647-7327

Trustees

William L. Boyan

Gregory A. Ehret

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Officers

Ellen M. Needham, President and Principal Executive Officer

Chad C. Hallett, Treasurer and Principal Accounting Officer

Ann M. Carpenter, Vice President and Assistant Treasurer

Brian Harris, Chief Compliance Officer

David James, Secretary

Joshua A. Weinberg, Chief Legal Officer

Kristin M. Schantz, Assistant Secretary

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center,

One Lincoln Street

Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSGA Funds pay State Street Bank and Trust Company for its services as sub-administrator, custodian, transfer agent and shareholder servicing agent and pays SSGA Funds Management, Inc. for investment advisory and administrator services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

38	Fund Management and Service Providers

IBG-17012	SSGAIMMFDAR

Annual Report

31 August 2015

SSGA Funds

SSGA Dynamic Small Cap Fund

SSGA Clarion Real Estate Fund

SSGA Enhanced Small Cap Fund

SSGA Emerging Markets Fund

SSGA International Stock Selection Fund

SSGA High Yield Bond Fund

SSGA Funds

Annual Report

August 31, 2015

“SSGA” is a registered trademark of State Street Corporation and is licensed for use by the SSGA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSGA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

SSGA Dynamic Small Cap Fund

Portfolio Management Discussion and Analysis — August 31, 2015 (Unaudited)

Objective:  The Fund seeks to maximize total return through investments in equity securities.

Invests in:  At least 80% of total assets will be invested in smaller capitalization equity securities.

Strategy:  Equity securities will be selected for the Fund on the basis of proprietary analytical models. The Fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecast.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

*	Assumes initial investment on September 1, 2005.

†

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

See related Notes on following page.

2	Dynamic Small Cap Fund

SSGA Dynamic Small Cap Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2015 (Unaudited)

Performance Summary

Average Annual Total Returns as of 8/31/2015

Class N	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	0.33%	19.27%	4.56%
Russell 2000 Index†	0.03%	15.55%	7.12%
Class A	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	0.15%	19.18%	4.48%
Adjusted for the Maximum Sale Charge (Max 5.25% load)	-5.11%	17.89%	3.92%
Russell 2000 Index†	0.03%	15.55%	7.12%
Class C	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-0.57%*	18.30%	3.79%
Adjusted for the Maximum Sale Charge (Max 1.00% CDSC)	-1.56%*	18.30%	3.79%
Russell 2000 Index†	0.03%	15.55%	7.12%
Class I	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	0.40%	19.29%	4.57%
Russell 2000 Index†	0.03%	15.55%	7.12%
Class K	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	0.61%	19.34%	4.59%
Russell 2000 Index†	0.03%	15.55%	7.12%

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C shares during the first year only. Class N, Class I, and Class K are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Classes A and C shares on July 7, 2014 reflect the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Classes A and C shares, estimated for their first year of operations, including applicable 12b-1 fees and the maximum sales load of Classes A and C. Unadjusted Performance shown for the periods prior to the inception of Classes A and C shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Classes A and C shares, estimated for their first year of operations, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflect the historical performance of the Fund’s Class N shares. Had the Fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the Dynamic Small Cap Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2014 is 2.02%, 2.22%, 2.97%, 1.97% and 1.77% for Class N, A, C, I and K, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

†

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

*	Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Dynamic Small Cap Fund	3

SSGA Dynamic Small Cap Fund

Management’s Discussion of Fund Performance, continued — August 31, 2015 (Unaudited)

SSGA Dynamic Small Cap Fund (the “Fund”) seeks to maximize the total return through investment in equity securities. The Fund’s benchmark is the Russell 2000® Index (the “Index”).

For the 12-month period ended August 31, 2015 (the “Reporting Period”), the total return for Class N shares of the Fund was 0.33%, and the total return for the Index was 0.03%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Both US and non-US stocks began the Reporting Period relatively weakly. They improved through the close of 2014 and first half of 2015, although they declined in August 2015. Overall, during the Reporting Period economic activity in the US improved from 2014, despite a fairly weak close to the Reporting Period. The European Central Bank opened 2015 by unveiling a one trillion euro bond-buying program, which helped to facilitate investment across developed markets. The Fund’s systematic investment process focused on identifying stocks that would benefit from attractive valuations, strong investor sentiment, and continued economic recovery. This was most effective with respect to industrial and energy issuers through the Reporting Period, while security selection within the technology and financial sectors was least successful.

At the level of individual stocks, significant contributors to relative performance through the Reporting Period were overweight positions in Skechers, JetBlue, and AMN Healthcare Services. The Fund’s position in Skechers made the largest contribution, as the California-based footwear company returned over 140% through the Reporting Period. It was notably strong in the second quarter, following the release of impressive first-quarter results, which included record-high sales. The Fund benefited from its position in JetBlue. The company widely outperformed the Index through the Reporting Period. It was exceptionally strong in 2014’s fourth quarter, following the release of favorable third-quarter results, which included record-high operating revenues. Rounding out the top contributors, an overweighting to AMN Healthcare Services made a comparable contribution to relative performance, as the company also widely outperformed the Index, with particular strength in 2015’s second quarter.

On the negative side, the most significant stock detractors to the Fund’s performance relative to the Index over the Reporting Period resulted from active positions within the energy service and industrial sectors. An overweighting to Maryland-based commercial silica producer U.S. Silica Holdings detracted from relative performance during the Reporting Period. The company underperformed the Index, particularly following the fourth quarter 2014 news that OPEC would not cut oil production in November 2014. The Fund’s overweighting to ethanol fuel producer Green Plains also detracted from relative performance, with underperformance also largely concentrated in the fourth quarter, as the company was negatively affected by the same OPEC decision. Rounding out the largest detractors was an overweighting to Pioneer Energy Services, as the energy services provider widely underperformed the Index through the Reporting Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

4	Dynamic Small Cap Fund

SSGA Dynamic Small Cap Fund

Shareholder Expense Example — August 31, 2015 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2015 to August 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class N	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2015	1.10%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$965.30	$1,019.65
Expenses Paid During Period*		$5.45	$5.60
Class A
Beginning Account Value March 1, 2015	1.31%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$964.50	$1,018.60
Expenses Paid During Period*		$6.49	$6.67
Class C
Beginning Account Value March 1, 2015	2.08%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$960.80	$1,014.71
Expenses Paid During Period*		$10.28	$10.56
Class I
Beginning Account Value March 1, 2015	1.05%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$965.80	$1,019.91
Expenses Paid During Period*		$5.20	$5.35
Class K
Beginning Account Value March 1, 2015	0.85%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$966.60	$1,020.92
Expenses Paid During Period*		$4.21	$4.33

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

Dynamic Small Cap Fund	5

SSGA Dynamic Small Cap Fund

Schedule of Investments — August 31, 2015

	Principal Amount ($) or Shares	Value $

Common Stocks - 99.0%
Consumer Discretionary - 15.2%
AMC Entertainment Holdings, Inc. (Class A) (a)	536	15,533
Asbury Automotive Group, Inc. (a)(b)	1,674	134,874
Barnes & Noble Education, Inc. (a)(b)	531	6,850
Barnes & Noble, Inc. (a)	841	13,128
Biglari Holdings, Inc. (b)	156	58,229
BJ’s Restaurants, Inc. (a)(b)	2,150	92,429
Bob Evans Farms, Inc.	564	25,487
Bright Horizons Family Solutions, Inc. (b)	1,916	117,106
Caleres, Inc. (a)	3,881	129,237
Cato Corp. (Class A) (a)	2,588	90,916
Children’s Place, Inc. (a)	1,671	100,126
Churchill Downs, Inc.	1,016	134,996
Columbia Sportswear Co. (a)	1,859	114,087
Cooper-Standard Holding, Inc. (a)(b)	661	37,955
Cracker Barrel Old Country Store, Inc. (a)	923	133,078
Denny’s Corp. (b)	9,217	103,507
Diamond Resorts International, Inc. (a)(b)	3,910	99,275
DineEquity, Inc. (a)	1,208	115,364
Drew Industries, Inc.	1,132	62,554
Group 1 Automotive, Inc.	1,400	122,360
Haverty Furniture Cos., Inc. (a)	317	7,326
Helen of Troy, Ltd. (b)	1,328	113,066
International Speedway Corp. (Class A)	2,806	90,045
Isle of Capri Casinos, Inc. (a)(b)	1,050	19,383
Jack in the Box, Inc. (a)	1,958	153,076
Libbey, Inc.	2,467	86,937
Marcus Corp. (a)	1,259	24,437
MarineMax, Inc. (a)(b)	654	10,660
Marriott Vacations Worldwide Corp.	1,826	129,664
Meredith Corp. (a)	731	34,518
Metaldyne Performance Group, Inc.	2,279	43,028
National CineMedia, Inc.	6,251	82,201
Nautilus, Inc. (a)(b)	1,008	15,402
Nutrisystem, Inc.	1,034	28,931
Outerwall, Inc. (a)	933	57,473
Oxford Industries, Inc.	1,216	102,339
Papa John’s International, Inc. (a)	1,814	121,992
Pinnacle Entertainment, Inc. (b)	3,211	121,280
Popeyes Louisiana Kitchen, Inc. (a)(b)	1,741	96,834
Ruth’s Hospitality Group, Inc.	4,503	72,408
Shoe Carnival, Inc.	659	17,068
Skechers U.S.A., Inc. (Class A) (b)	1,076	151,436
Sonic Corp.	3,490	94,230
Speedway Motorsports, Inc. (a)	901	17,434
Texas Roadhouse, Inc. (a)	1,322	47,579
Tilly’s, Inc. (Class A) (a)(b)	1,178	9,436

	Principal Amount ($) or Shares	Value $
Tower International, Inc. (b)	3,144	76,871
Unifi, Inc. (b)	448	13,005
Vail Resorts, Inc. (a)	635	68,523

		3,613,673

Consumer Staples - 2.9%
Cal-Maine Foods, Inc. (a)	2,089	110,968
Casey’s General Stores, Inc. (a)	1,502	159,002
Coca-Cola Hellenic Bottling Co. (a)	246	37,940
Fresh Del Monte Produce, Inc. (a)	2,717	107,566
HRG Group, Inc. (a)(b)	2,719	35,021
Ingles Markets, Inc. (Class A)	708	35,187
Medifast, Inc. (b)	657	18,245
Omega Protein Corp. (b)	1,982	33,833
Revlon, Inc. (Class A) (b)	729	24,305
SpartanNash Co. (a)	3,323	94,041
USANA Health Sciences, Inc. (a)(b)	276	40,431

		696,539

Energy - 1.0%
Adams Resources & Energy, Inc. (a)	168	7,663
Nordic American Tankers, Ltd. (a)	7,542	102,797
REX American Resources Corp. (a)(b)	406	21,770
Ship Finance International, Ltd. (a)	5,903	99,170
Teekay Tankers, Ltd. (Class A)	3,143	18,481

		249,881

Financials - 29.8%
Acadia Realty Trust (c)	3,390	100,175
AG Mortgage Investment Trust, Inc. (a)(c)	1,465	24,216
Alexander’s, Inc. (a)(c)	106	38,478
American Assets Trust, Inc. (c)	2,541	97,879
AMERISAFE, Inc.	1,418	66,277
Amtrust Financial Services, Inc. (a)	1,971	114,614
Apollo Commercial Real Estate Finance, Inc. (a)(c)	2,375	38,879
Apollo Residential Mortgage, Inc. (c)	1,212	16,920
Argo Group International Holdings, Ltd.	2,338	130,881
BancFirst Corp. (a)	339	20,499
Banco Latinoamericano de Comercio Exterior SA (a)	1,333	32,858
Banner Corp.	1,712	76,030
Berkshire Hills Bancorp, Inc.	849	23,755
BGC Partners, Inc. (Class A) (a)	15,137	132,752
Brookline Bancorp, Inc.	6,741	71,118
Calamos Asset Management, Inc. (Class A) (a)	962	10,159
Capitol Federal Financial, Inc.	2,956	35,620
Cardinal Financial Corp. (a)	1,059	23,626
Central Pacific Financial Corp. (a)	1,161	24,079
Chemical Financial Corp.	1,903	60,782

6	Dynamic Small Cap Fund

SSGA Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

Chesapeake Lodging Trust (a)(c)	1,671	48,309
City Holding Co.	926	44,096
Colony Capital, Inc. (Class A) (c)	5,816	126,265
Community Trust Bancorp, Inc.	803	28,185
Coresite Realty Corp. (c)	2,094	101,957
CubeSmart (c)	5,899	149,186
CyrusOne, Inc. (c)	3,634	115,052
Dynex Capital, Inc. (a)(c)	2,389	16,006
Eagle Bancorp, Inc. (a)(b)	2,438	102,177
Employers Holdings, Inc.	3,967	87,472
Enstar Group, Ltd. (a)(b)	281	41,057
Enterprise Financial Services Corp. (a)	825	19,726
EPR Properties (a)(c)	1,020	51,908
Equity One, Inc. (a)(c)	4,095	96,273
FBL Financial Group, Inc. (Class A)	1,799	102,615
FelCor Lodging Trust, Inc. (a)(c)	10,901	87,971
Fidelity & Guaranty Life	4,136	101,994
First American Financial Corp. (a)	4,833	187,810
First Busey Corp. (a)	2,630	16,832
First Citizens BancShares, Inc. (Class A)	337	79,930
First Commonwealth Financial Corp. (a)	918	8,124
First Defiance Financial Corp.	442	16,659
First Financial Corp. (a)	478	15,721
First Interstate Bancsystem, Inc. (a)	1,026	27,374
First Merchants Corp. (a)	3,851	100,203
First Midwest Bancorp, Inc.	6,286	110,885
First NBC Bank Holding Co. (a)(b)	403	14,105
Franklin Street Properties Corp. (a)(c)	7,199	74,942
Geo Group, Inc. (c)	3,537	106,216
German American Bancorp, Inc. (a)	361	10,462
Great Southern Bancorp, Inc. (a)	462	18,605
Hanover Insurance Group, Inc.	610	48,129
Hatteras Financial Corp. (c)	2,288	37,134
HCI Group, Inc. (a)	674	26,792
Healthcare Realty Trust, Inc. (c)	4,360	99,844
Hilltop Holdings, Inc. (b)	4,840	99,946
Horace Mann Educators Corp.	1,284	42,654
Horizon Bancorp	715	16,895
Hudson Pacific Properties, Inc. (c)	4,405	125,058
Infinity Property & Casualty Corp. (a)	332	25,657
INTL. FCStone, Inc. (b)	473	12,516
Investment Technology Group, Inc.	3,564	58,521
Investors Bancorp, Inc.	6,221	73,283
Kansas City Life Insurance Co. (a)	387	17,903
KCG Holdings, Inc. (Class A) (a)(b)	9,407	108,181
Kennedy-Wilson Holdings, Inc. (a)	1,770	42,409
Lakeland Financial Corp. (a)	630	25,887
Maiden Holdings, Ltd. (a)	5,386	77,181
MainSource Financial Group, Inc.	1,384	28,663
Marcus & Millichap, Inc. (a)(b)	833	35,369

	Principal Amount ($) or Shares	Value $
MarketAxess Holdings, Inc. (a)	1,624	146,842
National General Holdings Corp.	1,231	22,564
National Western Life Insurance Co. (Class A) (a)	168	38,207
Navigators Group, Inc. (b)	864	65,707
Northfield Bancorp, Inc. (a)	3,921	58,697
NorthStar Realty Finance Corp. (c)	4,223	59,333
Northwest Bancshares, Inc.	8,421	108,126
Pebblebrook Hotel Trust (c)	3,447	131,193
PennyMac Mortgage Investment Trust (a)(c)	5,005	75,425
Peoples Bancorp, Inc. (a)	389	8,550
PHH Corp. (a)(b)	1,222	19,796
Pinnacle Financial Partners, Inc.	1,306	61,931
Preferred Bank/Los Angeles CA	895	27,432
PrivateBancorp, Inc. (a)	3,822	144,663
Pzena Investment Management, Inc. (Class A)	834	8,432
RLJ Lodging Trust (c)	4,415	121,589
S&T Bancorp, Inc. (a)	1,809	54,125
Safety Insurance Group, Inc. (a)	1,471	77,345
Saul Centers, Inc. (c)	465	22,943
Selective Insurance Group, Inc.	2,179	66,067
Simmons First National Corp. (Class A) (a)	699	30,665
South State Corp. (a)	1,507	113,251
Sovran Self Storage, Inc. (c)	1,394	125,084
Springleaf Holdings, Inc. (b)	2,575	115,257
State Auto Financial Corp. (a)	876	19,184
State Bank Financial Corp. (a)	2,768	55,914
Strategic Hotels & Resorts, Inc. (a)(b)(c)	5,139	69,325
Summit Hotel Properties, Inc. (c)	8,250	100,073
Sun Communities, Inc. (c)	1,963	128,007
Sunstone Hotel Investors, Inc. (c)	7,861	108,718
Symetra Financial Corp.	4,368	137,461
Territorial Bancorp, Inc.	591	15,342
Third Point Reinsurance, Ltd. (a)(b)	866	12,115
Tompkins Financial Corp. (a)	679	35,641
United Community Banks, Inc.	5,067	99,161
United Fire Group, Inc. (a)	1,744	57,901
Universal Insurance Holdings, Inc. (a)	3,791	93,372
Walker & Dunlop, Inc. (b)	1,067	25,960
West Bancorp., Inc. (a)	500	9,015
Westwood Holdings Group, Inc.	274	15,210
Wintrust Financial Corp.	2,318	118,218
World Acceptance Corp. (a)(b)	1,152	43,292

		7,096,869

Health Care - 15.4%
ACADIA Pharmaceuticals, Inc. (a)(b)	1,006	36,850
Acceleron Pharma, Inc. (b)	293	8,491

Dynamic Small Cap Fund	7

SSGA Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

Achillion Pharmaceuticals, Inc. (a)(b)	1,727	12,763
Acorda Therapeutics, Inc. (a)(b)	579	18,511
Aegerion Pharmaceuticals, Inc. (a)(b)	434	7,677
Agenus, Inc. (a)(b)	1,174	8,347
Agios Pharmaceuticals, Inc. (a)(b)	244	21,082
Akebia Therapeutics, Inc. (b)	110	766
Alder Biopharmaceuticals, Inc. (a)(b)	156	6,045
Amedisys, Inc. (a)(b)	2,768	106,956
Amicus Therapeutics, Inc. (a)(b)	2,845	40,911
AMN Healthcare Services, Inc. (b)	4,697	157,819
Anacor Pharmaceuticals, Inc. (a)(b)	812	105,893
Arena Pharmaceuticals, Inc. (a)(b)	3,507	9,504
ARIAD Pharmaceuticals, Inc. (a)(b)	1,672	15,784
Array BioPharma, Inc. (a)(b)	1,140	6,726
Asterias Biotherapeutics, Inc. (a)(b)	90	427
Atara Biotherapeutics, Inc. (b)	131	5,309
BioCryst Pharmaceuticals, Inc. (b)	640	7,450
Bluebird Bio, Inc. (a)(b)	362	48,171
Cambrex Corp. (b)	2,486	118,856
Cantel Medical Corp. (a)	2,132	105,811
Celldex Therapeutics, Inc. (a)(b)	1,373	20,375
Cepheid, Inc. (a)(b)	930	45,328
Chemed Corp. (a)	1,156	157,621
Chimerix, Inc. (a)(b)	503	24,617
Clovis Oncology, Inc. (b)	257	20,010
Coherus Biosciences, Inc. (a)(b)	214	5,906
CONMED Corp.	1,916	101,663
CTI BioPharma Corp. (a)(b)	1,926	3,043
CytRx Corp. (a)(b)	780	1,919
Diplomat Pharmacy, Inc. (a)(b)	1,554	61,367
Dyax Corp. (b)	1,775	40,860
Dynavax Technologies Corp. (b)	189	5,360
Eagle Pharmaceuticals, Inc. (b)	58	4,556
Emergent Biosolutions, Inc. (a)(b)	299	9,954
Enanta Pharmaceuticals, Inc. (a)(b)	200	7,808
Ensign Group, Inc. (a)	2,151	100,989
Epizyme, Inc. (a)(b)	184	3,680
Esperion Therapeutics, Inc. (a)(b)	132	6,329
Exact Sciences Corp. (a)(b)	1,003	22,176
Exelixis, Inc. (a)(b)	1,387	8,253
FibroGen, Inc. (b)	450	11,025
Five Prime Therapeutics, Inc. (a)(b)	348	6,636
Foundation Medicine, Inc. (a)(b)	36	847
Galectin Therapeutics, Inc. (a)(b)	250	552
Galena Biopharma, Inc. (a)(b)	1,665	2,631
Geron Corp. (a)(b)	921	2,791
Halozyme Therapeutics, Inc. (b)	1,183	20,655
Heron Therapeutics, Inc. (a)(b)	1,087	41,806
Heska Corp. (b)	525	17,719
ImmunoGen, Inc. (b)	1,249	16,812
Immunomedics, Inc. (a)(b)	1,150	2,484
INC Research Holdings, Inc. (Class A) (b)	484	19,849
Inovio Pharmaceuticals, Inc. (a)(b)	1,187	8,891

	Principal Amount ($) or Shares	Value $
Insmed, Inc. (a)(b)	673	16,448
Insys Therapeutics, Inc. (a)(b)	170	5,511
Integra LifeSciences Holdings Corp. (b)	1,677	100,586
Intrexon Corp. (a)(b)	507	22,561
Ironwood Pharmaceuticals, Inc. (a)(b)	1,304	14,344
Karyopharm Therapeutics, Inc. (a)(b)	182	2,523
Keryx Biopharmaceuticals, Inc. (a)(b)	1,251	7,731
Kite Pharma, Inc. (a)(b)	321	17,068
Lexicon Pharmaceuticals, Inc. (a)(b)	466	5,564
LHC Group, Inc. (b)	573	24,811
Ligand Pharmaceuticals, Inc. (Class B) (a)(b)	198	18,204
MacroGenics, Inc. (b)	365	9,618
MannKind Corp. (a)(b)	2,490	9,437
Masimo Corp. (b)	2,932	119,127
Merit Medical Systems, Inc. (b)	4,730	107,607
Merrimack Pharmaceuticals, Inc. (a)(b)	979	9,878
MiMedx Group, Inc. (a)(b)	1,104	10,720
Molina Healthcare, Inc. (a)(b)	202	15,067
Momenta Pharmaceuticals, Inc. (a)(b)	1,830	35,703
Myriad Genetics, Inc. (a)(b)	819	30,762
National Healthcare Corp. (a)	344	20,764
Natus Medical, Inc. (a)(b)	3,256	132,454
Navidea Biopharmaceuticals, Inc. (a)(b)	2,203	4,142
Neurocrine Biosciences, Inc. (b)	1,076	49,905
NewLink Genetics Corp. (a)(b)	213	9,566
Northwest Biotherapeutics, Inc. (a)(b)	738	5,683
Novavax, Inc. (a)(b)	3,149	33,915
NuVasive, Inc. (b)	2,496	131,589
Omeros Corp. (a)(b)	190	2,677
Omnicell, Inc. (b)	2,831	96,197
OncoMed Pharmaceuticals, Inc. (b)	173	3,389
Oncothyreon, Inc. (a)(b)	1,039	3,533
Ophthotech Corp. (a)(b)	240	10,567
Opko Health, Inc. (a)(b)	2,963	32,060
Orexigen Therapeutics, Inc. (a)(b)	888	2,460
Organovo Holdings, Inc. (a)(b)	867	2,367
Orthofix International NV (a)(b)	624	23,388
OvaScience, Inc. (a)(b)	176	3,421
Pacira Pharmaceuticals, Inc. (a)(b)	406	23,365
PAREXEL International Corp. (a)(b)	661	43,441
PDL BioPharma, Inc. (a)	1,628	9,198
Peregrine Pharmaceuticals, Inc. (a)(b)	2,439	2,805
PharMerica Corp. (b)	3,807	124,565
Phibro Animal Health Corp. (Class A) (a)	615	21,709

8	Dynamic Small Cap Fund

SSGA Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

Portola Pharmaceuticals, Inc. (a)(b)	625	29,475
PRA Health Sciences, Inc. (a)(b)	924	34,770
Prothena Corp. PLC (a)(b)	318	18,295
Providence Service Corp. (a)(b)	506	22,684
PTC Therapeutics, Inc. (a)(b)	405	15,467
Radius Health, Inc. (b)	324	19,719
RadNet, Inc. (a)(b)	2,766	16,983
Raptor Pharmaceutical Corp. (b)	835	10,129
Repligen Corp. (a)(b)	468	15,949
Retrophin, Inc. (b)	376	10,310
Rigel Pharmaceuticals, Inc. (a)(b)	1,601	4,803
Sage Therapeutics, Inc. (a)(b)	137	7,399
Sagent Pharmaceuticals, Inc. (a)(b)	289	5,774
Sangamo Biosciences, Inc. (a)(b)	382	2,888
Sarepta Therapeutics, Inc. (b)	479	17,100
SeaSpine Holdings Corp. (b)	559	7,899
Select Medical Holdings Corp.	4,842	62,462
Sorrento Therapeutics, Inc. (a)(b)	220	2,790
Sucampo Pharmaceuticals, Inc. (Class A) (a)(b)	940	25,248
Supernus Pharmaceuticals, Inc. (a)(b)	1,166	21,163
Synergy Pharmaceuticals, Inc. (a)(b)	727	5,089
Synta Pharmaceuticals Corp. (b)	823	1,646
TESARO, Inc. (a)(b)	241	12,407
Tetraphase Pharmaceuticals, Inc. (a)(b)	1,056	45,841
TG Therapeutics, Inc. (a)(b)	473	5,808
Threshold Pharmaceuticals, Inc. (b)	737	3,095
Tornier NV (b)	3,507	77,996
Triple-S Management Corp. (Class B) (a)(b)	1,156	24,322
Ultragenyx Pharmaceutical, Inc. (a)(b)	447	49,894
US Physical Therapy, Inc.	541	24,859
Vanda Pharmaceuticals, Inc. (a)(b)	705	8,312
Verastem, Inc. (a)(b)	294	1,790
Versartis, Inc. (a)(b)	98	1,271
Xencor, Inc. (a)(b)	213	3,572
XOMA Corp. (a)(b)	1,737	1,443
ZIOPHARM Oncology, Inc. (a)(b)	1,373	11,959

		3,661,702

Industrials - 13.9%
ABM Industries, Inc.	3,472	111,139
Air Transport Services Group, Inc. (a)(b)	2,546	23,143
Aircastle, Ltd. (a)	4,782	99,370
AMERCO, Inc.	232	86,898
American Railcar Industries, Inc. (a)	429	17,786
Apogee Enterprises, Inc.	2,317	120,832
Argan, Inc. (a)	1,198	46,902
Atlas Air Worldwide Holdings, Inc. (b)	2,697	111,413

	Principal Amount ($) or Shares	Value $
Comfort Systems USA, Inc.	4,398	121,913
Deluxe Corp. (a)	2,530	146,765
Dycom Industries, Inc. (b)	1,971	140,118
Echo Global Logistics, Inc. (b)	3,208	74,618
EMCOR Group, Inc.	637	29,359
ESCO Technologies, Inc. (a)	1,744	62,976
Federal Signal Corp.	6,675	94,451
G&K Services, Inc. (Class A) (a)	1,615	109,190
General Cable Corp. (a)	3,395	49,397
Hillenbrand, Inc.	1,520	40,979
Insperity, Inc. (a)	2,044	90,733
Interface, Inc.	4,569	110,753
JetBlue Airways Corp. (a)(b)	5,670	126,554
John Bean Technologies Corp.	2,479	82,105
Kadant, Inc.	441	19,620
Kaman Corp. (a)	694	26,948
Knoll, Inc.	5,802	138,784
Korn/Ferry International	3,814	129,943
L.B. Foster Co. (Class A)	418	7,495
Lydall, Inc. (b)	953	25,883
Masonite International Corp. (a)(b)	1,719	113,540
Matson, Inc. (a)	3,150	118,692
Matthews International Corp. (Class A) (a)	661	33,566
Multi-Color Corp. (a)	1,506	99,230
MYR Group, Inc. (b)	948	27,198
On Assignment, Inc. (b)	2,970	106,861
PAM Transportation Services, Inc. (a)(b)	200	7,726
Park-Ohio Holdings Corp.	2,030	73,202
Patrick Industries, Inc. (b)	1,342	50,714
Quad Graphics, Inc. (a)	1,065	15,379
SkyWest, Inc.	6,488	103,159
TriNet Group, Inc. (a)(b)	550	9,262
TrueBlue, Inc. (b)	3,511	84,264
Universal Forest Products, Inc.	1,162	69,790
Viad Corp.	820	22,419
VSE Corp. (a)	373	15,435
Wabash National Corp. (a)(b)	4,471	54,680
West Corp. (a)	2,701	65,742

		3,316,926

Information Technology - 12.3%
Advanced Energy Industries, Inc. (b)	2,584	62,714
Badger Meter, Inc. (a)	448	26,114
Bel Fuse, Inc. (Class B)	619	10,931
Blackbaud, Inc.	935	53,426
Blackhawk Network Holdings, Inc. (b)	3,119	123,232
BroadSoft, Inc. (b)	1,917	60,500
CACI International, Inc. (Class A) (b)	483	37,877
Cimpress NV (a)(b)	1,507	105,460
comScore, Inc. (b)	1,320	68,917

Dynamic Small Cap Fund	9

SSGA Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

Comtech Telecommunications Corp. (a)	626	16,702
Convergys Corp.	3,495	78,987
CSG Systems International, Inc. (a)	2,157	66,673
Cypress Semiconductor Corp. (a)(b)	10,611	106,110
Ebix, Inc. (a)	3,042	86,362
Ellie Mae, Inc. (b)	1,709	123,783
EPAM Systems, Inc. (a)(b)	1,358	95,888
ePlus, Inc. (a)(b)	530	40,132
Euronet Worldwide, Inc. (b)	1,104	71,175
Everi Holdings, Inc. (a)(b)	8,795	45,470
Fair Isaac Corp.	1,515	129,639
GSI Group, Inc. (b)	1,655	21,498
Hackett Group, Inc.	1,768	24,911
II-VI, Inc. (b)	4,972	83,977
Imperva, Inc. (b)	1,705	101,584
Infoblox, Inc. (b)	4,990	96,008
LogMeIn, Inc. (b)	663	41,331
Mantech International Corp. (Class A) (a)	756	20,707
MAXIMUS, Inc.	1,179	71,388
MicroStrategy, Inc. (Class A) (b)	672	133,526
MKS Instruments, Inc. (a)	2,192	73,870
MoneyGram International, Inc. (a)(b)	454	3,968
Multi-Fineline Electronix, Inc. (b)	673	10,748
OSI Systems, Inc. (a)(b)	471	34,402
PC Connection, Inc. (a)	1,069	22,524
PMC - Sierra, Inc. (a)(b)	3,935	24,751
Qorvo, Inc. (b)	1,407	78,103
Science Applications International Corp. (a)	2,159	105,294
SS&C Technologies Holdings, Inc.	2,002	135,615
Stamps.com, Inc. (b)	1,719	141,542
Sykes Enterprises, Inc. (b)	5,191	130,554
TeleTech Holdings, Inc.	931	25,184
Tessera Technologies, Inc.	1,099	35,981
VASCO Data Security International, Inc. (a)(b)	1,805	30,180
Web.com Group, Inc. (b)	2,924	62,954

		2,920,692

Materials - 3.0%
Berry Plastics Group, Inc. (b)	1,625	48,100
Chase Corp. (a)	716	28,282
Clearwater Paper Corp. (b)	1,854	103,935
Ferro Corp. (a) (b)	6,494	79,876
Graphic Packaging Holding Co.	8,909	125,617
Hawkins, Inc. (a)	442	16,818
Kaiser Aluminum Corp. (a)	1,320	110,326
Neenah Paper, Inc. (a)	1,775	102,453
Stepan Co. (a)	1,405	63,267
US Concrete, Inc. (a)(b)	516	26,719

		705,393

	Principal Amount ($) or Shares	Value $
Telecommunication Services - 0.7%
Inteliquent, Inc. (a)	1,366	25,025
Premiere Global Services, Inc. (b)	2,070	22,314
Vonage Holdings Corp. (b)	21,307	118,254

		165,593

Utilities - 4.8%
American States Water Co. (a)	3,086	116,496
Avista Corp.	3,656	114,762
Chesapeake Utilities Corp. (a)	814	40,106
Connecticut Water Service, Inc. (a)	487	16,923
IDACORP, Inc. (a)	2,530	150,206
Laclede Group, Inc. (a)	852	45,105
MGE Energy, Inc. (a)	1,629	62,651
New Jersey Resources Corp.	4,612	130,381
ONE Gas, Inc. (a)	1,202	51,650
Ormat Technologies, Inc. (a)	2,803	98,666
Piedmont Natural Gas Co., Inc.	1,710	65,972
Portland General Electric Co.	1,613	55,713
Southwest Gas Corp.	1,054	58,065
Unitil Corp.	584	21,030
WGL Holdings, Inc. (a)	2,372	128,562

		1,156,288

Total Common Stocks (cost $21,737,841)		23,583,556

Rights - 0.0% (d)
Health Care - 0.0% (d)
Durata Therapeutics, Inc. (CVR) (expiring 12/31/18) (b)(e) (cost $0)	224	186

Warrant - 0.0% (d)
Health Care - 0.0% (d)
BIOTIME, Inc. (expiring 10/01/18) (a)(b) (cost $109)	110	85

Short-Term Investments - 23.6%
SSGA Prime Money Market Fund 0.24% (f)(g)	248,619	248,619
State Street Navigator Securities Lending Prime Portfolio (g)(h)	5,375,144	5,375,144

Total Short-Term Investments (cost $5,623,763)		5,623,763

Total Investments - 122.6% (cost $27,361,713)		29,207,590

Other Assets and Liabilities, Net - (22.6)%		(5,387,123)

Net Assets - 100.0%		23,820,467

10	Dynamic Small Cap Fund

SSGA Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2015

Footnotes:

(a)	All or a portion of the shares of this security are on loan.
(b)	Non-income producing security
(c)	Real Estate Investment Trust (REIT)
(d)	Less than 0.05% of net assets
(e)	Security is valued at fair value as determined in good faith by the Trust’s Oversight Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. Represents $186 or less than 0.1% of net assets. (Note 2)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Affiliated Fund managed by SSGA Funds Management, Inc. (Note 4).
(h)	Investments of cash collateral for securities loaned

Abbreviations:

CVR   Contingent Value Rights

PLC    Public Limited Company

Presentation of Portfolio Holdings — August 31, 2015

	Value*				% of Net Assets
Categories	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$3,613,673	$—	$—	$3,613,673	15.2
Consumer Staples	696,539	—	—	696,539	2.9
Energy	249,881	—	—	249,881	1.0
Financials	7,096,869	—	—	7,096,869	29.8
Health Care	3,661,702	—	—	3,661,702	15.4
Industrials	3,316,926	—	—	3,316,926	13.9
Information Technology	2,920,692	—	—	2,920,692	12.3
Materials	705,393	—	—	705,393	3.0
Telecommunication Services	165,593	—	—	165,593	0.7
Utilities	1,156,288	—	—	1,156,288	4.8
Rights
Health Care	—	186	—	186	0.0	**
Warrants
Health Care	85	—	—	85	0.0	**
Short-Term Investments	5,623,763	—	—	5,623,763	23.6

Total Investments	$29,207,404	$186	$—	$29,207,590	122.6

Other Assets & Liabilities, Net					(22.6)

					100.0

*	For a description of the levels, see Note 2 in the Notes to Financial Statements. During the year ended August 31, 2015, there were no material transfers between levels. The transfers that did occur were the result of fair value pricing using significant observable inputs.
**	Less than 0.05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Dynamic Small Cap Fund	11

SSGA Clarion Real Estate Fund

Portfolio Management Discussion and Analysis — August 31, 2015 (Unaudited)

Objective:  The Fund seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts.

Invests in:  Real Estate Investment Trust (REIT) securities, primarily from those securities in the Dow Jones U.S. Select REIT Index and across different industry types and regions based on the fundamental research of the Fund’s sub-adviser.

Strategy:  The Fund seeks to meet its objective by investing with a relatively long time horizon, favoring strong real estate fundamentals, and attempting to minimize turnover, while focusing on relative valuations, balance sheet strength and higher growth rates.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

*	Assumes initial investment on September 1, 2005.

†	The Dow Jones U.S. Select REIT® Index is a subset of the Dow Jones Americas Select RESI and includes only REITs and REIT like securities.

See related Notes on following page.

12	Clarion Real Estate Fund

SSGA Clarion Real Estate Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2015 (Unaudited)

Performance Summary

Average Annual Total Returns as of 8/31/2015

Class N	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	1.33%	12.09%	5.46%
Dow Jones U.S. Select REIT Index†	1.87%	12.53%	6.39%
Class A	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	1.14%	11.88%	5.25%
Adjusted for the Maximum Sale Charge (Max 5.25% load)	-4.16%	10.67%	4.69%
Dow Jones U.S. Select REIT Index†	1.87%	12.53%	6.39%
Class C	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	0.40%*	11.06%	4.47%
Adjusted for the Maximum Sale Charge (Max 1.00% CDSC)	-0.60%*	11.06%	4.47%
Dow Jones U.S. Select REIT Index†	1.87%	12.53%	6.39%
Class I	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	1.35%	12.11%	5.47%
Dow Jones U.S. Select REIT Index†	1.87%	12.53%	6.39%
Class K	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	1.62%	12.18%	5.50%
Dow Jones U.S. Select REIT Index†	1.87%	12.53%	6.39%

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C shares during the first year only. Class N, Class I, and Class K are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Classes A and C shares on July 7, 2014 reflect the historical performance of the fund’s Class N shares adjusted to reflect the higher expenses of Classes A and C shares, estimated for their first year of operations, including applicable 12b-1 fees and the maximum sales load of Classes A and C. Unadjusted Performance shown for the periods prior to the inception of Classes A and C shares on July 7, 2014 reflects the historical performance of the fund’s Class N shares adjusted to reflect the higher expenses of Classes A and C shares, estimated for their first year of operations, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflect the historical performance of the fund’s Class N shares. Had the fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the Clarion Real Estate Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2014 is 1.41%, 1.61%, 2.36%, 1.36% and 1.16% for Class N, A, C, I and K, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

†	The Dow Jones U.S. Select REIT® Index is a subset of the Dow Jones Americas Select RESI and includes only REITs and REIT like securities.
*	Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Clarion Real Estate Fund	13

SSGA Clarion Real Estate Fund

Management’s Discussion of Fund Performance, continued — August 31, 2015 (Unaudited)

SSGA Clarion Real Estate Fund (the “Fund”) seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts (“REITs”). The Fund’s benchmark is the Dow Jones U.S. Select REIT Index (the “Index”).

For the 12-month period ended August 31, 2015 (the “Reporting Period”), the total return for Class N shares of the Fund was 1.33%, and the total return for the Index was 1.87%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

US REITs generated a positive total return during the Reporting Period, but performance during the two halves of the Reporting Period diverged. During the first half of the Reporting Period, REIT returns were strong for reasons we believe included attractive and rising dividends, strong earnings growth through both organic as well as external growth, discounted valuations, and a continued rise in underlying real estate values. Interest rates and inflationary pressures remained lower than what was expected at the beginning of the Reporting Period. However, the second half of the Reporting Period erased most of the first half’s gains, despite real estate operating fundamentals remaining strong, in our view, and significant capital flows supporting private market real estate valuations. We believe the decline in the second half of the Reporting Period resulted from investor fears over the impact of higher interest rates, the economic implications of problems in resolving Greece’s continuing financial difficulties, investor concerns about potentially lower-than-projected Chinese economic growth, and a growing sense among investors that the Chinese government’s influence over its economy was weaker than was previously believed.

Overall, the Fund’s performance was positive during the Reporting Period. The Fund benefited from strong stock selection in nearly all sectors, led by picks in the healthcare, technology (data centers), industrial, and office sectors. Stock selection was also positive in the apartment, malls, and hotel sectors. Asset allocation detracted from relative return, primarily as a result of underweight positioning (relative to the Index) in the outperforming self-storage sector, coupled with overweight allocations to underperforming office and net leased sectors. Asset allocations that contributed positively to performance included an underweight position in the underperforming healthcare sector and an overweight to the outperforming apartment sector.

The top positive contributors to the Fund’s performance during the Reporting Period were CubeSmart, Senior Housing Properties Trust, and QTS Realty Trust. An overweight position to outperforming CubeSmart (a company in the storage sector) benefited the Fund. Our position in CubeSmart, one of the best-performing REITs in the Index during the Reporting Period, was the largest positive contributor to the Fund’s performance, relative to the size of the position. Another key contributor to performance was strong stock selection and positioning in the healthcare sector, especially an underweight position in Senior Housing Properties Trust and the overall healthcare sector. The underweight position in the healthcare sector resulted from portfolio positioning emphasizing property types that typically benefit the most from improving economic conditions, while remaining cautious on the more bond-like healthcare sector. A position in QTS Realty Trust, a small-cap REIT not included in the Index, also contributed to positive results. Given the sharp underperformance in the technology sector, despite strong demand drivers, combined with an opportunity to buy a position in a fundamentally sound company in a discounted secondary equity offering, we added small cap QTS Realty Trust to the portfolio in February.

The top negative contributors to the Fund’s performance were Extra Space Storage, Host Hotels, and VEREIT. The Fund was underweight in Extra Space Storage, the second-largest owner of self-storage real estate. The firm traded at a hefty premium to its peers, which we felt was unwarranted given what we saw as the market’s overly optimistic growth prospects. An overweight to underperforming Host Hotels, a $23 billion hotel REIT concentrated in branded full-service assets, also detracted from results, although overall stock selection in the hotel sector helped returns. VEREIT, the lone net lease holding in the Fund, underperformed despite new management that has undertaken steps to move the company in what we believe to be the right direction. The Fund liquidated its position in VEREIT in April 2015 on concerns that management’s plan of action will take longer than initially anticipated.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

14	Clarion Real Estate Fund

SSGA Clarion Real Estate Fund

Shareholder Expense Example — August 31, 2015 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2015 to August 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class N	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2015	0.99%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$908.90	$1,020.21
Expenses Paid During Period*		$4.76	$5.04
Class A
Beginning Account Value March 1, 2015	1.20%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$907.90	$1,019.15
Expenses Paid During Period*		$5.77	$6.11
Class C
Beginning Account Value March 1, 2015	1.95%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$905.20	$1,015.37
Expenses Paid During Period*		$9.36	$9.91
Class I
Beginning Account Value March 1, 2015	0.95%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$909.50	$1,020.41
Expenses Paid During Period*		$4.57	$4.84
Class K
Beginning Account Value March 1, 2015	0.75%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$910.20	$1,021.42
Expenses Paid During Period*		$3.61	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

Clarion Real Estate Fund	15

SSGA Clarion Real Estate Fund

Schedule of Investments — August 31, 2015

	Principal Amount ($) or Shares	Value $

Common Stocks - 100.1%
Diversified REITs - 3.8%
Liberty Property Trust	7,300	224,402
Vornado Realty Trust	17,338	1,511,700

		1,736,102

Health Care REITs - 0.0% (a)
Care Capital Properties, Inc. (b)	1	16

Industrial REITs - 6.3%
DCT Industrial Trust, Inc.	22,975	737,727
ProLogis	57,224	2,174,512

		2,912,239

Office REITs - 20.0%
Alexandria Real Estate Equities, Inc. (c)	10,600	911,494
Boston Properties, Inc.	17,255	1,956,372
Brandywine Realty Trust	21,800	264,216
Digital Realty Trust, Inc. (c)	15,722	995,517
Douglas Emmett, Inc.	17,923	495,213
Duke Realty Corp.	39,908	720,738
Highwoods Properties, Inc. (c)	13,200	500,808
Kilroy Realty Corp. (c)	15,100	979,386
Paramount Group, Inc.	25,100	412,644
QTS Realty Trust, Inc. (Class A) (c)	11,713	470,745
SL Green Realty Corp.	14,398	1,490,337

		9,197,470

Real Estate Operating Companies - 0.5%
Forest City Enterprises, Inc. (Class A) (b)	10,900	234,677

Residential REITs - 21.6%
American Residential Properties, Inc. (c)	11,300	191,535
AvalonBay Communities, Inc.	13,208	2,180,112
Equity Residential	51,139	3,643,654
Essex Property Trust, Inc. (c)	6,737	1,445,895
Post Properties, Inc.	10,000	553,600
Sun Communities, Inc. (c)	6,900	449,949
UDR, Inc. (c)	44,662	1,442,583

		9,907,328

Retail REITs - 26.2%
DDR Corp.	53,900	824,131
General Growth Properties, Inc.	95,600	2,426,328
Kimco Realty Corp. (c)	45,529	1,049,444
Kite Realty Group Trust	15,300	359,703
Macerich Co.	6,780	516,500
Pennsylvania Real Estate Investment Trust (c)	18,700	371,008
Ramco-Gershenson Properties Trust (c)	26,800	415,400
Regency Centers Corp.	14,900	883,719

	Principal Amount ($) or Shares	Value $
Simon Property Group, Inc.	29,125	5,222,695

		12,068,928

Specialized REITs - 21.7%
CubeSmart (c)	32,100	811,809
Equinix, Inc. (c)	800	215,816
Health Care REIT, Inc.	37,095	2,349,968
Healthcare Realty Trust, Inc.	24,226	554,776
Host Hotels & Resorts, Inc. (c)	91,052	1,614,352
Pebblebrook Hotel Trust (c)	10,100	384,406
Public Storage	11,741	2,363,111
RLJ Lodging Trust	13,900	382,806
Strategic Hotels & Resorts, Inc. (b)(c)	55,100	743,299
Sunstone Hotel Investors, Inc.	41,386	572,368

		9,992,711

Total Common Stocks (cost $33,504,257)		46,049,471

Short-Term Investments - 10.1%
SSGA Prime Money Market Fund 0.24% (d)(e)	203,411	203,411
State Street Navigator Securities Lending Prime Portfolio (e)(f)	4,470,984	4,470,984

Total Short-Term Investments (cost $4,674,395)		4,674,395

Total Investments - 110.2% (cost $38,178,652)		50,723,866

Other Assets and Liabilities, Net - (10.2)%		(4,706,858)

Net Assets - 100.0%		46,017,008

Footnotes:

(a)	Less than 0.05% of net assets
(b)	Non-income producing security
(c)	All or a portion of the shares of this security are on loan.
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Affiliated Fund managed by SSGA Funds Management, Inc. (Note 4).
(f)	Investments of cash collateral for securities loaned

Abbreviation:

REIT - Real Estate Investment Trust

See accompanying notes which are an integral part of the financial statements.

16	Clarion Real Estate Fund

SSGA Clarion Real Estate Fund

Schedule of Investments, continued

Presentation of Portfolio Holdings — August 31, 2015

	Value*				% of Net Assets
Categories	Level 1	Level 2	Level 3	Total
Common Stocks
Diversified REITs	$1,736,102	$—	$—	$1,736,102	3.8
Health Care REITs	16	—	—	16	0.0
Industrial REITs	2,912,239	—	—	2,912,239	6.3
Office REITs	9,197,470	—	—	9,197,470	20.0
Real Estate Operating Companies	234,677	—	—	234,677	0.5
Residential REITs	9,907,328	—	—	9,907,328	21.6
Retail REITs	12,068,928	—	—	12,068,928	26.2
Specialized REITs	9,992,711	—	—	9,992,711	21.7
Short-Term Investments	4,674,395	—	—	4,674,395	10.1

Total Investments	$50,723,866	$—	$—	$50,723,866	110.2

Other Assets and Liabilities, Net					(10.2)

					100.0

*	For a description of the levels, see Note 2 in the Notes to Financial Statements. During the year ended August 31, 2015, there were no material transfers between levels. The transfers that did occur were the result of fair value pricing using significant observable inputs.

See accompanying notes which are an integral part of the financial statements.

Clarion Real Estate Fund	17

SSGA Enhanced Small Cap Fund

Portfolio Management Discussion and Analysis — August 31, 2015 (Unaudited)

Objective:  The Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

Invests in:  At least 80% of total assets will be invested in small capitalization equity securities, such as common stocks, issued by companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000® Index.

Strategy:  The Fund attempts to create a portfolio with similar characteristics to the benchmark with potential to provide excess returns by allowing the Fund to hold a portion, but not all of the securities in the Russell 2000 Index.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

*	Assumes initial investment on September 1, 2005.

†

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

See related Notes on following page.

18	Enhanced Small Cap Fund

SSGA Enhanced Small Cap Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2015 (Unaudited)

Performance Summary

Average Annual Total Returns as of 8/31/2015

Class N	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	1.74%	17.97%	6.80%
Russell 2000 Index†	0.03%	15.55%	7.12%
Class A	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	1.51%	17.72%	6.58%
Adjusted for the Maximum Sale Charge (Max 5.25% load)	-3.83%	16.46%	6.01%
Russell 2000 Index†	0.03%	15.55%	7.12%
Class C	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	0.70%	16.86%	5.78%
Adjusted for the Maximum Sale Charge (Max 1.00% CDSC)	-0.16%	16.86%	5.78%
Russell 2000 Index†	0.03%	15.55%	7.12%
Class I	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	1.76%	17.97%	6.80%
Russell 2000 Index†	0.03%	15.55%	7.12%
Class K	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	1.93%	18.02%	6.82%
Russell 2000 Index†	0.03%	15.55%	7.12%

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C shares during the first year only. Class N, Class I, and Class K are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Classes A and C shares on July 7, 2014 reflect the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Classes A and C shares, estimated for their first year of operations, including applicable 12b-1 fees and the maximum sales load of Classes A and C. Unadjusted Performance shown for the periods prior to the inception of Classes A and C shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Classes A and C shares, estimated for their first year of operations, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflect the historical performance of the Fund’s Class N shares. Had the Fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the Enhanced Small Cap Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2014 is 1.44%, 1.64%, 2.39%, 1.39% and 1.19% for Class N, A, C, I and K, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

†

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Enhanced Small Cap Fund	19

SSGA Enhanced Small Cap Fund

Management’s Discussion of Fund Performance, continued — August 31, 2015 (Unaudited)

SSGA Enhanced Small Cap Fund (the “Fund”) seeks to maximize total return through investment primarily in small capitalization equity securities. The Fund’s benchmark is the Russell 2000® Index (the “Index”).

For the 12-month period ended August 31, 2015 (the “Reporting Period”), the total return for Class N shares of the Fund was 1.74%, and the total return for the Index was 0.03%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

At the start of the period, the most defensive sectors in the U.S. small cap universe, such as consumer staples, and healthcare, outperformed riskier, more cyclical sectors such as materials, industrials, and energy. This theme persisted throughout most of the Fund’s fiscal year, and against this backdrop the Fund’s diversified stock selection model performed well.

Over the entire reporting period, trending-based, growth and quality oriented stock selection methods proved to be especially effective, as investors shunned the cheapest stocks in favor of relatively more expensive, safer, and less volatile names. The model’s short-interest factor, which favors stocks with low levels of shorting activity, was the model’s most successful factor over the entire reporting period, while valuation was generally the least successful.

As 2015 began, our balanced view of fundamentals paid off, as most components of the model proved to be effective at stock selection. However, the model underperformed during 2015’s second quarter, even though valuation strategies posted one of their strongest months of performance in April as relatively cheap and low quality energy stocks rallied on the back of a surge in oil prices. However, it was short-lived as valuation strongly reversed in May over continuing concerns on economic growth and global market uncertainty. Ultimately valuation was the most significant performance detractor of the second quarter and towards the end of the second and beginning of the third quarter, the familiar defensive themes of quality and growth were back in vogue. Finally, in August valuation-based stock selection themes staged another comeback and the Fund’s diversified factor model, including familiar quality themes, added significant value in the final month of the fiscal year.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

20	Enhanced Small Cap Fund

SSGA Enhanced Small Cap Fund

Shareholder Expense Example — August 31, 2015 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2015 to August 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class N	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2015	0.75%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$948.80	$1,021.42
Expenses Paid During Period*		$3.68	$3.82
Class A
Beginning Account Value March 1, 2015	0.95%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$947.40	$1,020.41
Expenses Paid During Period*		$4.66	$4.84
Class C
Beginning Account Value March 1, 2015	1.70%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$943.50	$1,016.63
Expenses Paid During Period*		$8.33	$8.64
Class I
Beginning Account Value March 1, 2015	0.70%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$948.80	$1,021.67
Expenses Paid During Period*		$3.44	$3.57
Class K
Beginning Account Value March 1, 2015	0.49%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$949.40	$1,022.73
Expenses Paid During Period*		$2.41	$2.50

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

Enhanced Small Cap Fund	21

SSGA Enhanced Small Cap Fund

Schedule of Investments — August 31, 2015

	Principal Amount ($) or Shares	Value $

Common Stocks - 96.9%
Consumer Discretionary - 14.0%
American Axle & Manufacturing Holdings, Inc. (a)	486	9,817
Apollo Education Group, Inc. (a)	331	3,677
Ascena Retail Group, Inc. (a)	1,583	19,112
Bloomin’ Brands, Inc.	4,196	86,857
Bravo Brio Restaurant Group, Inc. (a)	2,085	26,584
Build-A-Bear Workshop, Inc. (a)	3,722	72,951
Caleres, Inc.	5,449	181,452
Capella Education Co.	1,890	92,137
Carmike Cinemas, Inc. (a)	289	6,893
Carrols Restaurant Group, Inc. (a)	759	9,601
Cato Corp. (Class A)	3,267	114,770
Cherokee, Inc. (a)	147	3,769
Chico’s FAS, Inc.	9,903	147,654
Citi Trends, Inc.	201	5,308
ClubCorp Holdings, Inc.	329	7,406
Cooper Tire & Rubber Co.	3,881	149,807
CSS Industries, Inc.	184	4,872
Culp, Inc.	3,694	113,590
Dana Holding Corp.	8,502	149,125
Dave & Buster’s Entertainment, Inc. (a)	4,381	150,882
Denny’s Corp. (a)	13,396	150,437
Diamond Resorts International, Inc. (a)	293	7,439
DineEquity, Inc.	140	13,370
Entravision Communications Corp. (Class A)	969	7,800
Eros International PLC (a)	717	23,747
Express, Inc. (a)	5,464	111,466
Finish Line, Inc. (Class A)	2,632	69,406
Gerber Scientific, Inc. (a)(b)	600	—
Grand Canyon Education, Inc. (a)	3,529	130,432
Gray Television, Inc. (a)	11,511	133,412
Guess?, Inc.	240	5,306
Harte-Hanks, Inc.	9,215	35,478
Haverty Furniture Cos., Inc.	2,570	59,393
Helen of Troy, Ltd. (a)	2,164	184,243
Hooker Furniture Corp.	115	2,744
HSN, Inc.	2,578	156,768
Iconix Brand Group, Inc. (a)	448	6,223
Interval Leisure Group, Inc.	487	9,769
Intrawest Resorts Holdings, Inc. (a)	7,837	70,455
Isle of Capri Casinos, Inc. (a)	3,719	68,653
Jack in the Box, Inc.	2,255	176,296
K12, Inc. (a)	6,725	88,904
Kirkland’s, Inc.	5,520	123,206
La Quinta Holdings, Inc. (a)	7,745	145,993
La-Z-Boy, Inc.	6,417	177,173
Malibu Boats, Inc. (Class A) (a)	8,378	144,688
Monarch Casino & Resort, Inc. (a)	1,853	32,520

	Principal Amount ($) or Shares	Value $
Motorcar Parts of America, Inc. (a)	129	4,114
National CineMedia, Inc.	7,025	92,379
Nautilus, Inc. (a)	720	11,002
New Media Investment Group, Inc.	426	6,356
New York Times Co. (Class A)	509	6,189
Nexstar Broadcasting Group, Inc. (Class A)	134	6,228
Nutrisystem, Inc.	1,025	28,679
Outerwall, Inc.	62	3,819
Oxford Industries, Inc.	282	23,733
Pinnacle Entertainment, Inc. (a)	1,143	43,171
Reading International, Inc. (Class A) (a)	318	4,080
Red Robin Gourmet Burgers, Inc. (a)	92	7,249
Regis Corp. (a)	609	6,602
Ruby Tuesday, Inc. (a)	3,275	21,550
Ruth’s Hospitality Group, Inc.	9,892	159,063
Scholastic Corp.	105	4,537
Shoe Carnival, Inc.	2,236	57,912
Smith & Wesson Holding Corp. (a)	573	10,360
Stein Mart, Inc.	5,966	64,075
Steiner Leisure, Ltd. (a)	2,875	183,051
Steven Madden, Ltd. (a)	87	3,555
Stoneridge, Inc. (a)	6,138	74,945
Tenneco, Inc. (a)	299	14,068
Tilly’s, Inc. (Class A) (a)	6,366	50,992
Time, Inc.	1,658	34,437
Tower International, Inc. (a)	4,048	98,974
Townsquare Media, Inc. (Class A) (a)	889	10,215
TRI Pointe Group, Inc. (a)	2,772	38,475
Unifi, Inc. (a)	925	26,853
Weight Watchers International, Inc. (a)	512	3,149
Wolverine World Wide, Inc.	706	19,027

		4,610,424

Consumer Staples - 2.9%
Andersons, Inc.	269	9,517
Cal-Maine Foods, Inc.	279	14,820
Central Garden & Pet Co. (Class A) (a)	2,432	30,765
Darling International, Inc. (a)	5,952	76,424
Dean Foods Co.	6,378	104,982
Fresh Del Monte Produce, Inc.	3,158	125,025
Fresh Market, Inc. (a)	187	4,026
Ingles Markets, Inc. (Class A)	1,102	54,769
J&J Snack Foods Corp.	28	3,191
John B Sanfilippo & Son, Inc.	146	7,547
Lancaster Colony Corp.	220	20,863
Medifast, Inc. (a)	2,522	70,036
Nutraceutical International Corp. (a)	2,197	53,255

22	Enhanced Small Cap Fund

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

Omega Protein Corp. (a)	261	4,455
PriceSmart, Inc.	62	5,271
Sanderson Farms, Inc.	977	67,452
Seaboard Corp. (a)	22	73,045
SpartanNash Co.	1,616	45,733
SUPERVALU, Inc. (a)	21,299	175,504
Village Super Market, Inc. (Class A)	796	22,121
Weis Markets, Inc.	87	3,536

		972,337

Energy - 3.4%
Adams Resources & Energy, Inc.	616	28,096
Alon USA Energy, Inc.	7,446	138,049
Atwood Oceanics, Inc.	294	5,618
Basic Energy Services, Inc. (a)	1,112	5,794
Callon Petroleum Co. (a)	9,268	84,988
Carrizo Oil & Gas, Inc. (a)	922	33,588
DHT Holdings, Inc.	1,009	7,214
Exterran Holdings, Inc.	489	10,915
Fairmount Santrol Holdings, Inc. (a)	894	4,479
Forum Energy Technologies, Inc. (a)	8,138	127,929
Frontline, Ltd. (a)	2,915	7,754
Gastar Exploration, Inc. (a)	3,380	5,577
Matador Resources Co. (a)	230	5,269
Matrix Service Co. (a)	2,988	59,760
McDermott International, Inc. (a)	1,339	6,802
Natural Gas Services Group, Inc. (a)	406	8,806
Navios Maritime Acquisition Corp.	15,207	52,464
Newpark Resources, Inc. (a)	1,238	9,075
Northern Oil and Gas, Inc. (a)	3,611	21,774
Oil States International, Inc. (a)	1,617	45,874
Pacific Ethanol, Inc. (a)	6,909	48,916
Parker Drilling Co. (a)	18,599	62,679
Pioneer Energy Services Corp. (a)	28,611	94,702
REX American Resources Corp. (a)	1,177	63,111
W&T Offshore, Inc.	2,036	7,269
Western Refining, Inc.	4,320	185,846

		1,132,348

Financials - 23.6%
1st Source Corp.	309	9,251
AG Mortgage Investment Trust, Inc. (c)	2,735	45,210
Alexander’s, Inc. (c)	15	5,445
Altisource Portfolio Solutions SA (a)	558	15,016
Altisource Residential Corp. (c)	436	6,658
American Capital Mortgage Investment Corp. (c)	9,216	140,728
Ameris Bancorp	485	13,226
Anworth Mortgage Asset Corp. (c)	29,932	150,558
Apollo Commercial Real Estate Finance, Inc. (c)	8,905	145,775

	Principal Amount ($) or Shares	Value $
Apollo Residential Mortgage, Inc. (c)	11,101	154,970
Ares Commercial Real Estate Corp. (c)	1,597	19,994
Argo Group International Holdings, Ltd.	1,836	102,779
Armada Hoffler Properties, Inc. (c)	2,793	27,874
ARMOUR Residential REIT, Inc. (c)	7,297	155,937
Ashford Hospitality Trust, Inc. (c)	1,419	10,983
Banc of California, Inc.	584	7,236
Banner Corp.	165	7,328
BBCN Bancorp, Inc.	4,974	72,372
Berkshire Hills Bancorp, Inc.	5,883	164,606
BGC Partners, Inc. (Class A)	19,607	171,953
BNC Bancorp	850	17,561
Brookline Bancorp, Inc.	450	4,748
Capitol Federal Financial, Inc.	9,886	119,126
Capstead Mortgage Corp. (c)	11,932	124,331
CatchMark Timber Trust, Inc. (Class A) (c)	363	3,655
Cathay General Bancorp	2,479	73,453
CenterState Banks, Inc.	995	13,751
Central Pacific Financial Corp.	1,386	28,746
Chatham Lodging Trust (c)	137	3,144
Chemical Financial Corp.	404	12,904
CNO Financial Group, Inc. (d)	11,794	210,995
Colony Capital, Inc. (Class A) (c)	6,862	148,974
Columbia Banking System, Inc.	118	3,577
Cousins Properties, Inc. (c)	7,019	64,364
Cowen Group, Inc. (Class A) (a)	13,914	73,605
CubeSmart (c)	229	5,791
Customers Bancorp, Inc. (a)	165	4,044
CyrusOne, Inc. (c)(d)	5,681	179,860
CYS Investments, Inc. (c)	17,650	137,847
DiamondRock Hospitality Co. (c)	1,107	13,018
Dynex Capital, Inc. (c)	888	5,950
F.N.B. Corp.	5,557	69,796
Federated National Holding Co.	174	3,812
FelCor Lodging Trust, Inc. (c)	13,863	111,874
Fidelity Southern Corp.	207	3,994
Fifth Street Asset Management, Inc.	793	6,558
First American Financial Corp.	130	5,052
First Bancorp	1,553	26,432
First Commonwealth Financial Corp.	16,338	144,591
First Community Bancshares, Inc.	1,435	25,414
First Defiance Financial Corp.	1,128	42,514
First Financial Bancorp	511	9,423
First Financial Corp.	348	11,446
First Merchants Corp.	1,098	28,570
First Midwest Bancorp, Inc.	9,523	167,986
First NBC Bank Holding Co. (a)	3,955	138,425
FirstMerit Corp.	6,066	108,945
Flushing Financial Corp.	2,873	57,316
Fulton Financial Corp.	13,882	168,805

Enhanced Small Cap Fund	23

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

Gain Capital Holdings, Inc.	3,065	25,317
German American Bancorp, Inc.	422	12,230
Gramercy Property Trust, Inc. (c)	133	2,941
Great Western Bancorp, Inc.	6,304	158,672
Hancock Holding Co.	465	13,057
Hanmi Financial Corp.	148	3,588
Hatteras Financial Corp. (c)	10,274	166,747
HCI Group, Inc.	269	10,693
Heartland Financial USA, Inc.	776	28,223
Heritage Financial Corp.	758	13,432
Heritage Insurance Holdings, Inc. (a)	1,145	20,118
Heritage Oaks Bancorp	485	3,768
HFF, Inc. (Class A)	3,871	140,633
Hilltop Holdings, Inc. (a)	8,471	174,926
HomeStreet, Inc. (a)	344	7,657
HomeTrust Bancshares, Inc. (a)	275	5,002
Horace Mann Educators Corp.	1,922	63,849
Horizon Bancorp	183	4,324
Independent Bank Corp.	349	4,910
International Bancshares Corp.	804	20,623
Invesco Mortgage Capital, Inc. (c)	13,159	178,962
James River Group Holdings, Ltd.	1,309	36,128
KCG Holdings, Inc. (Class A) (a)	2,514	28,911
Kite Realty Group Trust (c)	217	5,102
Ladder Capital Corp. (c)	2,052	31,970
Lakeland Bancorp, Inc.	1,329	14,699
Mack-Cali Realty Corp. (c)	377	7,061
Maiden Holdings, Ltd.	5,068	72,624
MainSource Financial Group, Inc.	1,925	39,867
Marcus & Millichap, Inc. (a)	248	10,530
MB Financial, Inc.	1,261	41,537
Medical Properties Trust, Inc. (c)	291	3,396
Mercantile Bank Corp.	424	8,607
Meta Financial Group, Inc.	222	9,639
MGIC Investment Corp. (a)(d)	19,516	206,089
MidWestOne Financial Group, Inc.	240	7,001
Moelis & Co. (Class A)	230	6,274
National General Holdings Corp.	184	3,373
Nelnet, Inc. (Class A)	2,326	87,574
New Residential Investment Corp. (c)(d)	13,956	197,617
New York Mortgage Trust, Inc. (c)	508	3,322
NewBridge Bancorp	1,012	8,450
OceanFirst Financial Corp.	463	8,528
Old National Bancorp	2,030	28,014
OM Asset Management PLC	8,772	144,913
Orchid Island Capital, Inc. (c)	463	4,209
Pacific Premier Bancorp, Inc. (a)	450	8,442
Parkway Properties, Inc. (c)	4,486	71,058
Patriot National, Inc. (a)	214	3,480
PennyMac Mortgage Investment Trust (c)	9,498	143,135

	Principal Amount ($) or Shares	Value $
Peoples Bancorp, Inc.	476	10,463
PHH Corp. (a)	4,038	65,416
Pinnacle Financial Partners, Inc.	152	7,208
Piper Jaffray Cos. (a)	731	30,600
Preferred Bank/Los Angeles CA	1,345	41,224
PrivateBancorp, Inc.	1,875	70,969
Provident Financial Services, Inc.	2,503	47,407
QCR Holdings, Inc.	131	2,844
RLJ Lodging Trust (c)	4,591	126,436
Saul Centers, Inc. (c)	894	44,110
Selective Insurance Group, Inc.	3,054	92,597
Silver Bay Realty Trust Corp. (c)	543	8,503
Simmons First National Corp. (Class A)	920	40,360
Southwest Bancorp, Inc.	3,320	55,378
State Bank Financial Corp.	188	3,798
Stewart Information Services Corp.	159	6,160
Strategic Hotels & Resorts, Inc. (a)(c)	812	10,954
Summit Hotel Properties, Inc. (c)	919	11,147
Sunstone Hotel Investors, Inc. (c)	12,087	167,163
Third Point Reinsurance, Ltd. (a)	2,736	38,277
Trico Bancshares	193	4,582
Triumph Bancorp, Inc. (a)	359	5,195
Umpqua Holdings Corp. (d)	12,613	210,763
Union Bankshares Corp.	2,419	57,088
United Community Banks, Inc.	652	12,760
United Community Financial Corp.	1,919	9,576
United Financial Bancorp, Inc.	695	8,722
Universal Insurance Holdings, Inc.	3,869	95,294
Univest Corp. of Pennsylvania	528	10,217
Walker & Dunlop, Inc. (a)	2,081	50,631
Webster Financial Corp.	3,663	129,597
Western Alliance Bancorp (a)	3,269	99,770
Western Asset Mortgage Capital Corp. (c)	797	10,186
Wilshire Bancorp, Inc.	9,967	106,448

		7,801,361

Health Care - 15.7%
Adamas Pharmaceuticals, Inc. (a)	705	14,142
Alder Biopharmaceuticals, Inc. (a)	706	27,358
Alliance HealthCare Services, Inc. (a)	1,088	15,580
AMAG Pharmaceuticals, Inc. (a)	155	9,694
Amicus Therapeutics, Inc. (a)	228	3,279
AmSurg Corp. (a)	77	6,038
Anacor Pharmaceuticals, Inc. (a)	1,275	166,273
Anika Therapeutics, Inc. (a)	2,632	93,199
Anthera Pharmaceuticals, Inc. (a)	866	5,915
ARIAD Pharmaceuticals, Inc. (a)	17,307	163,378
Array BioPharma, Inc. (a)	6,618	39,046
Atrion Corp.	6	2,322
BioCryst Pharmaceuticals, Inc. (a)	5,352	62,297

24	Enhanced Small Cap Fund

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

BioSpecifics Technologies Corp. (a)	444	22,049
Cambrex Corp. (a)	3,681	175,989
Cara Therapeutics, Inc. (a)	1,293	24,515
Catalent, Inc. (a)	5,747	182,697
Celldex Therapeutics, Inc. (a)	311	4,615
Civitas Solutions, Inc. (a)	1,720	41,727
CONMED Corp.	494	26,212
Corvel Corp. (a)	121	3,634
Cross Country Healthcare, Inc. (a)	896	12,445
CTI BioPharma Corp. (a)	2,604	4,114
Cynosure, Inc. (Class A) (a)	1,657	52,428
Depomed, Inc. (a)	173	4,659
Dyax Corp. (a)	7,026	161,739
Eagle Pharmaceuticals, Inc. (a)	704	55,299
Emergent Biosolutions, Inc. (a)	4,950	164,786
Enanta Pharmaceuticals, Inc. (a)	2,059	80,383
Ensign Group, Inc.	3,372	158,315
Exelixis, Inc. (a)	4,791	28,506
Five Prime Therapeutics, Inc. (a)	391	7,456
Five Star Quality Care, Inc. (a)	10,873	36,751
Geron Corp. (a)	24,169	73,232
Globus Medical, Inc. (Class A) (a)	198	4,835
Greatbatch, Inc. (a)	1,520	86,366
Halozyme Therapeutics, Inc. (a)	311	5,430
HealthSouth Corp.	242	10,333
Heron Therapeutics, Inc. (a)	240	9,230
ICU Medical, Inc. (a)	85	9,649
ImmunoGen, Inc. (a)	541	7,282
INC Research Holdings, Inc. (Class A) (a)	2,996	122,866
Infinity Pharmaceuticals, Inc. (a)	10,598	93,474
Inogen, Inc. (a)	178	8,774
Insys Therapeutics, Inc. (a)	205	6,646
Lannett Co., Inc. (a)	571	27,379
LeMaitre Vascular, Inc.	7,031	92,950
LHC Group, Inc. (a)	123	5,326
Lion Biotechnologies, Inc. (a)	856	6,086
MacroGenics, Inc. (a)	4,620	121,737
Magellan Health, Inc. (a)	2,976	166,656
MannKind Corp. (a)	1,364	5,170
MedAssets, Inc. (a)	5,092	107,543
Merge Healthcare, Inc. (a)	10,089	71,531
Merit Medical Systems, Inc. (a)	6,931	157,680
MiMedx Group, Inc. (a)	623	6,049
Molina Healthcare, Inc. (a)	2,378	177,375
Natus Medical, Inc. (a)	327	13,302
Nektar Therapeutics (a)	4,467	49,360
Neurocrine Biosciences, Inc. (a)	4,102	190,251
NewLink Genetics Corp. (a)	2,806	126,018
Novavax, Inc. (a)	2,687	28,939
NuVasive, Inc. (a)	2,590	136,545
Omnicell, Inc. (a)	3,031	102,993
Oncothyreon, Inc. (a)	17,540	59,636
Owens & Minor, Inc.	106	3,603

	Principal Amount ($) or Shares	Value $
Pacira Pharmaceuticals, Inc. (a)	758	43,623
PAREXEL International Corp. (a)	627	41,206
PDL BioPharma, Inc.	22,159	125,198
PharMerica Corp. (a)	3,350	109,612
Phibro Animal Health Corp. (Class A)	2,618	92,415
Prothena Corp. PLC (a)	903	51,950
Quality Systems, Inc.	579	7,869
Radius Health, Inc. (a)	67	4,078
RadNet, Inc. (a)	7,313	44,902
Repligen Corp. (a)	107	3,647
Rigel Pharmaceuticals, Inc. (a)	2,512	7,536
RTI Surgical, Inc. (a)	1,977	12,613
Select Medical Holdings Corp.	2,624	33,850
Sucampo Pharmaceuticals, Inc. (Class A) (a)	1,777	47,730
Supernus Pharmaceuticals, Inc. (a)	1,092	19,820
Surgical Care Affiliates, Inc. (a)	2,089	76,353
SurModics, Inc. (a)	2,471	56,215
Synergy Pharmaceuticals, Inc. (a)	3,519	24,633
Threshold Pharmaceuticals, Inc. (a)	1,418	5,956
Tobira Therapeutics, Inc. (a)	417	5,025
Triple-S Management Corp. (Class B) (a)	1,630	34,295
Ultragenyx Pharmaceutical, Inc. (a)	240	26,789
WellCare Health Plans, Inc. (a)	46	4,171
West Pharmaceutical Services, Inc.	2,397	133,873
Xencor, Inc. (a)	208	3,488
XenoPort, Inc. (a)	3,513	23,713
Zeltiq Aesthetics, Inc. (a)	4,774	154,057
ZIOPHARM Oncology, Inc. (a)	3,243	28,247
Zogenix, Inc. (a)	314	6,035

		5,179,985

Industrials - 12.6%
ABM Industries, Inc.	1,642	52,560
ACCO Brands Corp. (a)	21,872	166,227
Accuride Corp. (a)	1,046	3,546
Aegion Corp. (a)	196	3,606
Aerojet Rocketdyne Holdings, Inc. (a)	165	3,394
Air Transport Services Group, Inc. (a)	4,844	44,032
Allied Motion Technologies, Inc.	354	6,733
American Woodmark Corp. (a)	2,189	145,087
Applied Industrial Technologies, Inc.	815	34,507
ARC Document Solutions, Inc. (a)	1,142	7,583
ArcBest Corp.	922	26,627
Argan, Inc.	2,167	84,838
Astronics Corp. (a)	2,443	126,205
Barnes Group, Inc.	3,235	124,968
Celadon Group, Inc.	548	10,461
Chart Industries, Inc. (a)	168	4,294

Enhanced Small Cap Fund	25

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

Columbus McKinnon Corp.	300	5,703
Comfort Systems USA, Inc.	3,119	86,459
Continental Building Products, Inc. (a)	7,468	149,285
Covenant Transportation Group, Inc. (Class A) (a)	291	6,865
Cubic Corp.	3,413	143,756
Curtiss-Wright Corp.	2,955	194,173
Deluxe Corp.	194	11,254
DXP Enterprises, Inc. (a)	153	4,552
Dycom Industries, Inc. (a)	1,016	72,227
EMCOR Group, Inc.	2,788	128,499
EnerSys	2,307	123,355
Ennis, Inc.	5,119	83,593
Federal Signal Corp.	10,405	147,231
General Cable Corp.	1,709	24,866
Global Brass & Copper Holdings, Inc.	6,318	124,086
H&E Equipment Services, Inc.	316	6,544
Herman Miller, Inc.	1,686	45,707
Hillenbrand, Inc.	5,094	137,334
Hurco Cos., Inc.	1,001	30,871
Hyster-Yale Materials Handling, Inc.	86	5,225
Insperity, Inc.	153	6,792
Interface, Inc.	6,808	165,026
Kadant, Inc.	2,798	124,483
Kforce, Inc.	4,877	130,655
Knoll, Inc.	152	3,636
Korn/Ferry International	2,976	101,392
Lydall, Inc. (a)	2,983	81,018
Marten Transport, Ltd.	2,082	38,538
Matson, Inc.	4,284	161,421
Meritor, Inc. (a)	13,171	166,613
Moog, Inc. (Class A) (a)	165	10,412
MRC Global, Inc. (a)	204	2,650
Mueller Industries, Inc.	226	7,189
Mueller Water Products, Inc. (Class A)	1,302	11,653
MYR Group, Inc. (a)	720	20,657
Navigant Consulting, Inc. (a)	722	11,400
PAM Transportation Services, Inc. (a)	2,601	100,477
Patrick Industries, Inc. (a)	1,344	50,790
Quanex Building Products Corp.	203	3,644
Resources Connection, Inc.	9,058	142,120
RPX Corp. (a)	9,461	130,278
Saia, Inc. (a)	220	8,261
SkyWest, Inc.	1,587	25,233
SP Plus Corp. (a)	343	7,879
Steelcase, Inc. (Class A)	435	7,669
Swift Transportation Co. (a)	2,052	39,994
TRC Cos., Inc. (a)	1,106	9,866
TrueBlue, Inc. (a)	2,464	59,136

	Principal Amount ($) or Shares	Value $
Universal Forest Products, Inc.	441	26,486
USA Truck, Inc. (a)	1,450	28,638
Viad Corp.	1,803	49,294
Wabash National Corp. (a)	908	11,105
Werner Enterprises, Inc.	283	7,497
West Corp.	412	10,028
YRC Worldwide, Inc. (a)	582	9,725

		4,147,908

Information Technology - 16.4%
ACI Worldwide, Inc. (a)	163	3,477
Acxiom Corp. (a)	325	6,812
Advanced Energy Industries, Inc. (a)	264	6,407
Amkor Technology, Inc. (a)	5,617	30,332
Aspen Technology, Inc. (a)	4,893	185,298
AVG Technologies NV (a)	1,366	31,596
Barracuda Networks, Inc. (a)	605	15,905
Benchmark Electronics, Inc. (a)	7,744	165,489
Black Box Corp.	1,870	28,798
Blucora, Inc. (a)	3,771	52,643
Cabot Microelectronics Corp. (a)	3,570	154,867
Callidus Software, Inc. (a)	787	12,411
Cascade Microtech, Inc. (a)	512	7,895
Ciena Corp. (a)	319	7,133
Cohu, Inc.	3,835	37,199
Comtech Telecommunications Corp.	2,716	72,463
Constant Contact, Inc. (a)	2,251	55,735
Convergys Corp.	2,852	64,455
CTS Corp.	1,498	28,237
DHI Group, Inc. (a)	17,167	133,903
Diodes, Inc. (a)	4,003	78,819
EarthLink Holdings Corp.	18,363	154,066
Entegris, Inc. (a)	263	3,611
ePlus, Inc. (a)	2,035	154,090
Euronet Worldwide, Inc. (a)	910	58,668
ExlService Holdings, Inc. (a)	105	3,799
Formfactor, Inc. (a)	11,784	78,364
Gigamon, Inc. (a)	3,000	68,340
Globant SA (a)	236	6,419
GrubHub, Inc. (a)	109	2,883
Hackett Group, Inc.	1,589	22,389
Harmonic, Inc. (a)	20,968	120,985
Imperva, Inc. (a)	237	14,120
Infinera Corp. (a)	170	3,709
Insight Enterprises, Inc. (a)	4,920	124,525
Integrated Device Technology, Inc. (a)	790	15,002
Ixia (a)	235	3,635
IXYS Corp.	2,020	23,816
Jive Software, Inc. (a)	1,615	7,284
Lionbridge Technologies, Inc. (a)	3,894	20,755

26	Enhanced Small Cap Fund

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

Liquidity Services, Inc. (a)	1,008	7,560
LogMeIn, Inc. (a)	61	3,803
Manhattan Associates, Inc. (a)(d)	3,680	215,206
Marchex, Inc. (Class B)	5,922	23,510
Methode Electronics, Inc.	3,968	105,430
Microsemi Corp. (a)	4,912	156,005
MicroStrategy, Inc. (Class A) (a)	851	169,094
Monotype Imaging Holdings, Inc.	826	17,495
Monster Worldwide, Inc. (a)	8,537	62,064
Multi-Fineline Electronix, Inc. (a)	346	5,526
Netscout Systems, Inc. (a)	221	8,078
NeuStar, Inc. (Class A) (a)	131	3,661
Newport Corp. (a)	4,537	69,416
OSI Systems, Inc. (a)	2,506	183,038
PC Connection, Inc.	930	19,595
Perficient, Inc. (a)	8,073	133,689
Pericom Semiconductor Corp.	7,776	94,712
Photronics, Inc. (a)	2,031	18,502
Plantronics, Inc.	428	22,752
Plexus Corp. (a)	2,979	113,411
PMC - Sierra, Inc. (a)	13,534	85,129
Polycom, Inc. (a)	15,912	171,213
Progress Software Corp. (a)	950	25,735
Proofpoint, Inc. (a)	1,191	67,101
QAD, Inc. (Class A)	3,089	77,750
QLogic Corp. (a)	13,656	141,203
Rubicon Project, Inc. (a)	1,700	24,480
Sanmina Corp. (a)	6,178	118,865
Science Applications International Corp.	3,483	169,866
ShoreTel, Inc. (a)	7,820	58,181
Super Micro Computer, Inc. (a)	148	4,048
Sykes Enterprises, Inc. (a)	6,952	174,843
TeleCommunication Systems, Inc. (Class A) (a)	1,397	4,889
TeleTech Holdings, Inc.	142	3,841
Tessera Technologies, Inc.	5,221	170,936
TiVo, Inc. (a)	5,245	47,729
TTM Technologies, Inc. (a)	785	5,354
Tyler Technologies, Inc. (a)	112	15,460
United Online, Inc. (a)	9,449	102,900
Verint Systems, Inc. (a)	2,317	123,566
Web.com Group, Inc. (a)	6,120	131,764
Xcerra Corp. (a)	25,618	160,369
XO Group, Inc. (a)	251	3,677
Zix Corp. (a)	1,561	6,837

		5,394,617

Materials - 4.2%
AEP Industries, Inc. (a)	504	27,443
Berry Plastics Group, Inc. (a)(d)	6,556	194,058

	Principal Amount ($) or Shares	Value $
Boise Cascade Co. (a)	5,045	163,710
Calgon Carbon Corp.	6,950	113,007
Century Aluminum Co. (a)	1,687	9,447
Chase Corp.	99	3,911
Commercial Metals Co.	6,622	103,965
FutureFuel Corp.	3,300	33,264
Globe Specialty Metals, Inc.	4,845	66,570
Handy & Harman, Ltd. (a)	1,021	25,750
Headwaters, Inc. (a)	1,460	29,463
Innophos Holdings, Inc.	2,139	102,822
Innospec, Inc.	313	15,368
Intrepid Potash, Inc. (a)	745	5,893
KapStone Paper and Packaging Corp.	330	7,191
KMG Chemicals, Inc.	360	7,272
Materion Corp.	765	23,684
Minerals Technologies, Inc.	256	13,770
OM Group, Inc.	1,396	46,766
P.H. Glatfelter Co.	3,553	64,167
Schweitzer-Mauduit International, Inc.	2,487	87,866
Stepan Co.	2,629	118,384
SunCoke Energy, Inc.	8,011	91,966
Worthington Industries, Inc.	612	15,661

		1,371,398

Telecommunication Services - 1.2%
Cincinnati Bell, Inc. (a)	14,641	50,219
IDT Corp. (Class B)	1,385	21,634
Inteliquent, Inc.	6,338	116,112
NTELOS Holdings Corp. (a)	1,452	13,315
Shenandoah Telecommunications Co.	140	5,416
Spok Holdings, Inc.	1,762	29,091
Vonage Holdings Corp. (a)	27,402	152,081

		387,868

Utilities - 2.9%
Atlantic Power Corp.	2,379	5,591
Avista Corp.	3,614	113,443
Chesapeake Utilities Corp.	760	37,445
Cleco Corp.	2,416	129,449
Dynegy, Inc. (a)	1,837	47,303
El Paso Electric Co.	1,887	66,800
IDACORP, Inc.	2,275	135,067
Laclede Group, Inc.	668	35,364
MGE Energy, Inc.	264	10,153
NRG Yield, Inc. (Class A)	513	8,070
ONE Gas, Inc.	81	3,481
PNM Resources, Inc.	5,371	137,551
Portland General Electric Co.	313	10,811
Southwest Gas Corp.	3,483	191,878

Enhanced Small Cap Fund	27

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $
Spark Energy, Inc. (Class A)	336	5,208
Talen Energy Corp. (a)	984	14,022
Unitil Corp.	420	15,125

		966,761

Total Common Stocks (cost $28,505,753)		31,965,007

Short-Term Investment - 3.0%
SSGA Prime Money Market Fund 0.24% (d)(e)(f) (cost $992,460)	992,460	992,460

Total Investments - 99.9% (cost $29,498,213)		32,957,467

Other Assets and Liabilities, Net - 0.1%		26,103

Net Assets - 100.0%		32,983,570

Footnotes:

(a)	Non-income producing security
(b)	Security is valued at fair value as determined in good faith by the Trust’s Oversight Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. Represents $0 or 0.0% of net assets. (Note 2)
(c)	Real Estate Investment Trust (REIT)
(d)	All or a portion of the shares of these securities are held as collateral for futures contracts purchased by the Fund.
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Affiliated Fund managed by SSGA Funds Management, Inc. (Note 4).

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Depreciation $

Long Positions
Russell 2000 Mini Index Futures	8	USD	926,000	09/15	(55,687)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(55,687)

During the year ended August 31, 2015, average notional value related to futures contracts was $749,542 or 2.3% of net assets.

See accompanying notes which are an integral part of the financial statements.

28	Enhanced Small Cap Fund

SSGA Enhanced Small Cap Fund

Schedule of Investments, continued

Presentation of Portfolio Holdings — August 31, 2015

	Value*					% of Net Assets
Categories	Level 1	Level 2	Level 3		Total
Common Stocks
Consumer Discretionary	$4,610,424	$—	$—	**	$4,610,424	14.0
Consumer Staples	972,337	—	—		972,337	2.9
Energy	1,132,348	—	—		1,132,348	3.4
Financials	7,801,361	—	—		7,801,361	23.6
Health Care	5,179,985	—	—		5,179,985	15.7
Industrials	4,147,908	—	—		4,147,908	12.6
Information Technology	5,394,617	—	—		5,394,617	16.4
Materials	1,371,398	—	—		1,371,398	4.2
Telecommunication Services	387,868	—	—		387,868	1.2
Utilities	966,761	—	—		966,761	2.9
Short-Term Investment	992,460	—	—		992,460	3.0

Total Investments	$32,957,467	$—	$—		$32,957,467	99.9

Other Assets and Liabilities, Net						0.1

						100.0

Liabilities:
Other Financial Instruments***
Future Contracts	$(55,687)	$—	$—		$(55,687)	(0.2)

Total Other Financial Instruments	$(55,687)	$—	$—		$(55,687)	(0.2)

*	For a description of the levels, see Note 2 in the Notes to Financial Statements. During the year ended August 31, 2015, there were no material transfers between levels. The transfers that did occur were the result of fair value pricing using significant observable inputs.
**	Fund held a level 3 security that was valued at $0 at August 31, 2015.
***	Other financial instruments reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation (depreciation) on the instruments.

See accompanying notes which are an integral part of the financial statements.

Enhanced Small Cap Fund	29

SSGA Emerging Markets Fund

Portfolio Management Discussion and Analysis — August 31, 2015 (Unaudited)

Objective:  The Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Invests in:  Equity securities of foreign issuers domiciled, or having a substantial portion of their business, in countries having a developing or emerging economy or securities market.

Strategy:  The Fund invests in securities of issuers located in emerging market countries. The Fund’s management team will evaluate the countries’ economic and political climates with prospects for sustained macro and micro economic growth.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

*	Assumes initial investment on September 1, 2005.

†

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

See related Notes on following page.

30	Emerging Markets Fund

SSGA Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2015 (unaudited)

Performance Summary

Average Annual Total Returns as of 8/31/2015

Class N	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-22.67%	-1.97%	4.09%
MSCI Emerging Markets Free Index (Net)†	-22.95%	-0.92%	5.52%
Select Class	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-22.40%	-1.73%	4.32%
MSCI Emerging Markets Free Index (Net)†	-22.95%	-0.92%	5.52%
Class A	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-22.73%	-2.08%	3.97%
Adjusted for the Maximum Sale Charge (Max 5.25% load)	-26.77%	-3.12%	3.41%
MSCI Emerging Markets Free Index (Net)†	-22.95%	-0.92%	5.52%
Class C	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-23.43%	-2.89%	3.15%
Adjusted for the Maximum Sale Charge (Max 1.00% CDSC)	-23.91%	-2.89%	3.15%
MSCI Emerging Markets Free Index (Net)†	-22.95%	-0.92%	5.52%
Class I	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-22.56%	-1.93%	4.11%
MSCI Emerging Markets Free Index (Net)†	-22.95%	-0.92%	5.52%
Class K	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-22.49%	-1.92%	4.12%
MSCI Emerging Markets Free Index (Net)†	-22.95%	-0.92%	5.52%

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C shares during the first year only. Class N, Class I, and Class K are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Classes A and C shares on July 7, 2014 reflect the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Classes A and C shares, estimated for their first year of operations, including applicable 12b-1 fees and the maximum sales load of Classes A and C. Unadjusted Performance shown for the periods prior to the inception of Classes A and C shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Classes A and C shares, estimated for their first year of operations, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Select Class, Class I and K shares on July 7, 2014, reflect the historical performance of the Fund’s Class N shares. Had the Fund’s Select Class, Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the Emerging Markets Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2014 is 1.33%, 1.11%, 1.53%, 2.28%, 1.28% and 1.08% for Class N, Select Class, A, C, I and K, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

†	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Emerging Markets Fund	31

SSGA Emerging Markets Fund

Management’s Discussion of Fund Performance, continued — August 31, 2015 (Unaudited)

SSGA Emerging Markets Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers. The Fund is benchmarked to the MSCI Emerging Markets Index (the “Index”).

For the 12-month period ended August 31, 2015 (the “Reporting Period”), the total return for Class N shares of the Fund was -22.67%, and the total return for the Index was -22.95%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund uses a country selection and a stock selection model in its investment approach. For the Reporting Period, security selection as well as country allocation aided performance relative to the Index. At the level of individual stocks, the significant contributors to the Fund’s relative performance were overweight positions relative to the Index to China CNR Corporation (China), Britannia Industries (India), and BGF Retail (Korea). The largest contributor, China CNR Corporation, is in the manufacturing industry. The Beijing-based rail transport manufacturer widely outperformed the Index through the Reporting Period. This included returning 42% in 2015’s second quarter, as the company benefited from the announcement of government approval to merge with competitor CSR Corporation. Two of the Fund’s top three contributors were in consumer retail. BGF Retail’s notable contribution included returning more than 40% in the second quarter of 2015. The retail-store operator benefited from the release of strong first quarter 2015 financial results, including an operating profit increase of over 200%, related to its CVS chain stores. The Fund’s overweighting to Britannia Industries also contributed to performance relative to the Index, as the company’s performance was particularly strong in the second quarter of 2015, following the release of first quarter financial results that outpaced expectations.

On the negative side, notable detractors to security selection included active positions within the Brazilian and Chinese financial sectors. In Brazil, an overweighting to Banco do Brasil detracted from relative performance, as the company widely underperformed the Index through the Reporting Period. The company’s share price fell more than 18% in 2015’s first quarter, following the announcement that both its chief executive officer and its chief financial officer were resigning. Also in Brazil, an overweight position to Banco Estado do Rio Grande do Sul detracted comparably to Banco do Brasil. The company’s stock experienced downward pressure in the first quarter of 2015, following the release of relatively weak fourth quarter 2014 financial results that showed earnings falling year over year. Within Chinese financials, underweighting to China Life Insurance reduced relative performance, as the company widely outperformed the Index, returning 40% during the 2014’s fourth quarter. From a country perspective, active positions across Brazil and Colombia positively impacted country allocation, while positions across Turkey and Thailand detracted from relative performance.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

32	Emerging Markets Fund

SSGA Emerging Markets Fund

Shareholder Expense Example — August 31, 2015 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2015 to August 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class N	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2015	1.25%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$852.40	$1,018.90
Expenses Paid During Period*		$5.84	$6.36
Select Class
Beginning Account Value March 1, 2015	1.09%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$854.40	$1,019.71
Expenses Paid During Period*		$5.09	$5.55
Class A
Beginning Account Value March 1, 2015	1.45%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$853.20	$1,017.89
Expenses Paid During Period*		$6.77	$7.38
Class C
Beginning Account Value March 1, 2015	2.20%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$848.50	$1,014.11
Expenses Paid During Period*		$10.25	$11.17
Class I
Beginning Account Value March 1, 2015	1.20%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$854.00	$1,019.15
Expenses Paid During Period*		$5.61	$6.11
Class K
Beginning Account Value March 1, 2015	0.96%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$854.10	$1,020.36
Expenses Paid During Period*		$4.49	$4.89

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

Emerging Markets Fund	33

SSGA Emerging Markets Fund

Schedule of Investments — August 31, 2015

	Principal Amount ($) or Shares	Value $

Common Stocks - 93.6%
Brazil - 4.1%
Banco ABC Brasil SA (a)(b)	9,353	23,417
Banco Bradesco SA	87,960	610,468
Banco do Brasil SA	148,105	728,141
BB Seguridade Participacoes SA	105,083	831,589
Cielo SA	68,280	722,026
Fibria Celulose SA	26,000	367,204
JBS SA	168,000	655,481
Light SA	108,300	349,090
Multiplus SA	30,600	318,348
Petroleo Brasileiro SA ADR (a)(c)	43,766	256,469
Raia Drogasil SA	26,600	291,183
Smiles SA	38,800	511,820
Transmissora Alianca de Energia Eletrica SA	111,600	569,286
Ultrapar Participacoes SA	37,700	659,788
Vale SA ADR (c)	43,977	217,686
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	35,000	453,104

		7,565,100

Canada - 0.1%
Pacific Exploration and Production Corp.	54,100	183,404

Cayman Islands - 2.7%
ENN Energy Holdings, Ltd.	22,000	112,270
Evergrande Real Estate Group, Ltd.	1	1
Tencent Holdings, Ltd.	284,500	4,838,304

		4,950,575

China - 13.4%
Anhui Expressway Co., Ltd. (Class H)	702,000	537,140
Bank of China, Ltd. (Class H)	6,426,100	2,935,258
Bank of Chongqing Co., Ltd. (Class H)	920,500	677,008
Beijing Capital Land, Ltd. (Class H)	1,222,000	488,797
China Construction Bank Corp. (Class H)	5,486,169	3,857,991
China Dongxiang Group Co., Ltd.	2,438,000	607,137
China Life Insurance Co., Ltd. (Class H)	344,000	1,189,566
China Lilang, Ltd. (c)	728,000	626,546
China Merchants Bank Co., Ltd. (Class H)	317,000	755,069
China Petroleum & Chemical Corp. (Class H)	1,232,100	820,335
Chongqing Rural Commercial Bank (Class H)	2,380,000	1,391,139

	Principal Amount ($) or Shares	Value $
Cosmo Lady China Holdings Co., Ltd. (d)	494,000	530,329
Dongpeng Holdings Co., Ltd.	587,000	240,858
Fufeng Group, Ltd.	505,000	224,805
Huadian Power International Corp., Ltd. (Class H)	586,000	477,114
Huaneng Power International, Inc. (Class H)	332,000	382,547
Industrial & Commercial Bank of China, Ltd. (Class H)	1,459,000	862,216
KWG Property Holding, Ltd.	1,744,000	1,102,651
Logan Property Holdings Co., Ltd.	1,222,000	521,909
Peak Sport Products Co., Ltd.	1,475,000	353,998
PetroChina Co., Ltd. (Class H)	468,000	388,890
Ping An Insurance Group Co of China, Ltd. (Class H)	446,000	2,183,947
Powerlong Real Estate Holdings, Ltd.	1,627,000	289,709
Shandong Chenming Paper Holdings, Ltd. (Class B)	1,049,400	552,455
Shanghai Mechanical and Electrical Industry Co., Ltd. (Class B)	211,917	471,303
Sino-Ocean Land Holdings, Ltd.	1,342,500	701,560
Wuxi Little Swan Co., Ltd. (Class B)	261,050	529,844
Zhejiang Expressway Co., Ltd. (Class H)	882,000	946,864

		24,646,985

Egypt - 0.4%
Commercial International Bank Egypt SAE	108,705	695,819

Hong Kong - 6.0%
C C Land Holdings, Ltd.	1,586,000	378,591
China Everbright, Ltd.	38,000	79,432
China Mobile, Ltd.	396,200	4,800,379
China Power International Development, Ltd.	1,862,000	1,239,724
CNOOC, Ltd.	1,006,500	1,248,052
Hopewell Highway Infrastructure, Ltd.	1,067,000	510,780
Sino Biopharmaceutical, Ltd.	616,000	731,247
Skyworth Digital Holdings, Ltd.	980,000	565,235
Tongda Group Holdings, Ltd.	3,300,000	510,965
Vinda International Holdings, Ltd.	228,000	439,522
Yuexiu Transport Infrastructure, Ltd.	800,000	477,932

		10,981,859

Hungary - 0.2%
OTP Bank PLC	24,707	476,463

34	Emerging Markets Fund

SSGA Emerging Markets Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

India - 9.5%
Amara Raja Batteries, Ltd.	20,148	305,531
Ashok Leyland, Ltd.	528,414	717,800
Aurobindo Pharma, Ltd.	103,123	1,168,133
Bajaj Auto, Ltd.	18,805	631,605
Bajaj Finance, Ltd.	10,151	766,757
Bayer CropScience, Ltd.	5,201	301,674
Bharat Petroleum Corp., Ltd.	71,816	954,162
Britannia Industries, Ltd.	35,001	1,542,703
Ceat, Ltd.	19,110	315,505
Coal India, Ltd.	30,646	168,893
Great Eastern Shipping Co., Ltd.	69,147	382,740
HCL Technologies, Ltd.	52,237	763,065
Hindustan Unilever, Ltd.	72,346	936,934
Indiabulls Housing Finance, Ltd.	63,348	719,532
Infosys, Ltd.	114,212	1,880,310
Jagran Prakashan, Ltd.	22,980	47,153
Lupin, Ltd.	24,908	725,245
Mindtree, Ltd.	27,261	572,430
MRF, Ltd.	1,060	644,088
Oil & Natural Gas Corp., Ltd.	15,974	57,504
Power Finance Corp., Ltd.	123,937	417,909
Reliance Industries, Ltd.	41,687	536,742
Rural Electrification Corp., Ltd.	54,123	206,192
Siemens, Ltd.	20,502	390,101
Tata Motors, Ltd. (a)	54,414	278,434
Torrent Pharmaceuticals, Ltd.	51,841	1,253,230
Vardhman Textiles, Ltd.	22,506	308,042
Welspun India, Ltd.	33,856	393,106

		17,385,520

Indonesia - 2.5%
Bank Negara Indonesia Persero Tbk PT	1,108,300	390,469
Bank Rakyat Indonesia Persero Tbk PT	854,000	645,818
Bank Tabungan Negara Persero Tbk PT	12,290,500	931,628
Telekomunikasi Indonesia Persero Tbk PT	9,145,300	1,868,115
United Tractors Tbk PT	533,700	726,478

		4,562,508

Malaysia - 1.8%
IGB Real Estate Investment Trust (e)	1,592,200	496,615
IJM Corp. Bhd	271,500	407,250
Malaysian Pacific Industries Bhd	499,500	786,118
MISC Bhd	441,600	851,657
Top Glove Corp. Bhd	215,200	395,558
YTL Power International Bhd	1,152,500	425,327

		3,362,525

	Principal Amount ($) or Shares	Value $
Mexico - 4.6%
America Movil SAB de CV ADR (Series L)	82,362	1,507,225
Controladora Vuela Cia de Aviacion S.A.B. de C.V. (Class A) (a)	430,400	570,853
Credito Real S.A.B. de C.V.	252,502	494,191
El Puerto de Liverpool S.A.B. de C.V.	46,700	558,687
Fibra Uno Administracion S.A. de C.V. (e)	228,100	489,983
Gruma S.A.B. de C.V. (Class B)	55,600	749,154
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (a)(c)	161,200	846,727
Grupo Aeroportuario del Pacifico S.A.B. de C.V. (Class B)	46,200	388,176
Grupo Herdez S.A.B. de C.V.	137,700	337,744
Grupo Mexico SAB de CV (Series B)	296,968	754,518
Industrias Bachoco S.A.B. de C.V. (Series B)	202,300	960,176
Wal-Mart de Mexico S.A.B. de C.V.	328,000	787,816

		8,445,250

Oman - 0.2%
Bank Muscat SAOG	330,194	432,030

Philippines - 2.2%
BDO Unibank, Inc.	186,180	392,356
Cebu Air, Inc.	274,700	525,715
D&L Industries, Inc.	1,931,400	471,073
Filinvest Land, Inc.	17,880,000	684,750
Globe Telecom, Inc.	34,925	1,924,835

		3,998,729

Poland - 1.7%
Asseco Poland SA	39,588	549,270
Ciech SA (a)	41,948	804,977
Polski Koncern Naftowy Orlen SA	72,838	1,424,179
Powszechny Zaklad Ubezpieczen SA	3,413	389,391

		3,167,817

Qatar - 0.9%
Barwa Real Estate Co.	38,713	467,818
Qatar Electricity & Water Co. QSC	10,545	634,247
Qatar National Bank SAQ	11,384	559,648

		1,661,713

Russia - 3.8%
Aeroflot - Russian Airlines OJSC (a)	310,423	192,364
Alrosa AO (a)	561,308	573,284
Gazprom PAO ADR	155,599	686,192
Lukoil PJSC (a)	26,047	1,025,086
Magnit OJSC (a)	4,167	797,253

Emerging Markets Fund	35

SSGA Emerging Markets Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

MMC Norilsk Nickel PJSC ADR	72,312	1,145,061
Moscow Exchange MICEX-RTS PJSC	784,163	901,281
Severstal PAO GDR	61,591	655,944
Surgutneftegas OAO (a)	822,479	514,930
Yandex NV (Class A) (a)	39,100	477,020

		6,968,415

Singapore - 1.0%
Yangzijiang Shipbuilding Holdings, Ltd. (c)	2,345,400	1,828,383

South Africa - 7.5%
Astral Foods, Ltd.	33,417	448,453
Barclays Africa Group, Ltd. (c)	19,291	252,788
Bidvest Group, Ltd. (c)	21,704	521,970
Cashbuild, Ltd.	49,043	1,156,899
Clicks Group, Ltd.	65,444	451,786
DataTec, Ltd.	123,470	698,352
Emira Property Fund, Ltd. (e)	487,777	646,683
FirstRand, Ltd.	235,799	940,874
Hyprop Investments, Ltd. (e)	83,520	781,023
Lewis Group, Ltd. (c)	90,586	427,307
Mondi, Ltd.	22,266	516,361
MTN Group, Ltd. (c)	41,220	550,122
Naspers, Ltd.	11,823	1,532,693
Sasol, Ltd.	31,553	1,011,088
Standard Bank Group, Ltd.	121,132	1,334,812
Steinhoff International Holdings, Ltd. (c)	255,700	1,532,254
Truworths International, Ltd. (c)	63,616	421,607
Vodacom Group, Ltd.	56,934	607,504

		13,832,576

South Korea - 13.1%
BGF retail Co., Ltd.	4,063	692,196
Dongsuh Cos., Inc.	8,060	305,295
Dongwon Development Co., Ltd.	6,586	304,590
Hana Financial Group, Inc.	5	115
Hana Tour Service, Inc.	3,867	514,946
Hanwha Life Insurance Co., Ltd.	74,998	504,108
Hyosung Corp.	3,801	411,353
Hyundai Marine & Fire Insurance Co., Ltd.	22,277	527,378
Hyundai Motor Co.	3,906	492,068
Industrial Bank of Korea	56,564	631,279
KB Financial Group, Inc.	25,488	771,482
Kia Motors Corp.	16,634	684,909
Korea Electric Power Corp.	41,609	1,688,634
Korea Electric Terminal Co., Ltd.	4,919	422,134
Korea Zinc Co., Ltd.	1,104	478,843
Korean Reinsurance Co.	54,431	639,688
KT&G Corp.	14,836	1,386,073

	Principal Amount ($) or Shares	Value $
LG Chem, Ltd.	5,047	998,519
LG Display Co., Ltd.	25,217	491,441
Lotte Chemical Corp.	1,976	412,659
OCI Materials Co., Ltd.	4,552	422,198
POSCO	225	36,144
S&T Motiv Co., Ltd.	17,666	966,384
S-Oil Corp.	8,831	447,990
Samsung Electronics Co., Ltd.	6,289	5,790,506
Seah Besteel Corp.	18,662	503,333
Silicon Works Co., Ltd.	11,680	349,091
SK Hynix, Inc.	19,824	600,042
SK Telecom Co., Ltd.	3,188	657,681
Soulbrain Co., Ltd.	14,820	543,181
Tongyang Life Insurance	51,022	647,077
Woori Bank	92,435	712,752

		24,034,089

Taiwan - 12.3%
China Development Financial Holding Corp.	2,158,000	622,806
Chunghwa Telecom Co., Ltd.	514,000	1,560,831
Compeq Manufacturing Co., Ltd.	1,298,000	863,711
CTBC Financial Holding Co., Ltd.	682,568	411,186
Elite Material Co., Ltd.	161,000	351,334
Far EasTone Telecommunications Co., Ltd.	256,000	561,790
FLEXium Interconnect, Inc.	192,285	547,849
Foxconn Technology Co., Ltd.	402,430	1,131,742
Fubon Financial Holding Co., Ltd.	675,366	1,160,344
Grand Pacific Petrochemical	1,460,000	735,923
Highwealth Construction Corp. (a)	434,000	670,955
Hon Hai Precision Industry Co., Ltd.	942,296	2,678,952
Innolux Corp.	1,158,235	409,383
Mega Financial Holding Co., Ltd.	833,000	624,699
Pegatron Corp.	568,000	1,469,929
Powertech Technology, Inc.	388,000	667,814
Shin Zu Shing Co., Ltd.	153,000	363,032
Taichung Commercial Bank Co., Ltd.	1,488,753	432,405
Taishin Financial Holding Co., Ltd.	1,240,852	434,771
Taiwan Semiconductor Manufacturing Co., Ltd.	1,109,782	4,400,107
Uni-President Enterprises Corp.	567,960	1,012,469
Wisdom Marine Lines Co., Ltd. (a)	927,000	1,057,035
Wistron NeWeb Corp.	7,624	14,317
Zhen Ding Technology Holding, Ltd.	130,000	368,791

		22,552,175

Thailand - 2.4%
Advanced Info Service PCL (b)	127,000	843,242

36	Emerging Markets Fund

SSGA Emerging Markets Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

Airports of Thailand PCL (b)	59,900	461,219
Hana Microelectronics PCL	610,700	434,450
Kasikornbank PCL NVDR	67,300	338,894
Krungthai Card PCL (b)	133,400	327,499
Major Cineplex Group PCL (b)	543,100	492,419
PTT Global Chemical PCL NVDR	179,200	299,958
Srisawad Power 1979 PCL (b)(c)	400,800	410,919
Thai Vegetable Oil PCL NVDR	547,600	420,114
Thanachart Capital PCL (b)	499,400	411,000

		4,439,714

Turkey - 1.7%
Adana Cimento Sanayii TAS (Class A)	66,246	146,364
Dogus Otomotiv Servis ve Ticaret AS	206,799	888,220
TAV Havalimanlari Holding AS	121,777	983,321
Tofas Turk Otomobil Fabrikasi AS	76,831	476,514
Turk Hava Yollari AO (a)	224,796	621,794

		3,116,213

United Arab Emirates - 0.9%
Abu Dhabi Commercial Bank PJSC	319,763	696,462
Al Waha Capital PJSC	344,862	214,071
First Gulf Bank PJSC	192,674	752,756

		1,663,289

United Kingdom - 0.6%
Gem Diamonds, Ltd.	277,992	554,552
Old Mutual PLC	160,366	480,488

		1,035,040

Total Common Stocks (cost $151,455,994)		171,986,191

Convertible Foreign Bond - 0.0% (f)
Oman - 0.0% (f)
Bank Muscat SAOG 3.500%, due 03/19/18 (cost $0)	46,703	12,125

Preferred Stocks - 2.3%
Brazil - 1.5%
Banco ABC Brasil SA	220,634	552,399
Banco do Estado do Rio Grande do Sul SA (Class B)	259,414	552,926

	Principal Amount ($) or Shares	Value $
Centrais Eletricas Brasileiras SA (Class B)	148,496	307,503
Itau Unibanco Holding SA	101,095	740,097
Petroleo Brasileiro SA (a)	39,662	100,504
Suzano Papel e Celulose SA (Class A)	95,100	460,992
Vale SA	24,937	97,296

		2,811,717

South Korea - 0.8%
Samsung Electronics Co., Ltd.	2,007	1,476,297

Total Preferred Stocks (cost $4,657,931)		4,288,014

Equity-Linked Securities - 1.7%
Saudi Arabia - 1.7%
HSBC Bank PLC, Dallah Healthcare Holding Company (expiring 12/24/15) (b)	19,801	538,472
HSBC Bank PLC, Samba Financial Group (expiring 6/29/17) (b)	111,400	692,017
HSBC Bank PLC, Saudi Basic Industries Corp. (expiring 10/31/16) (b)	56,214	1,206,470
HSBC Bank PLC, Yanbu National Petrochemical Co. (expiring 7/31/17) (b)	56,000	673,350

Total Equity-Linked Securities (cost $3,812,289)		3,110,309

Short-Term Investments - 2.7%
United States - 2.7%
SSGA Prime Money Market Fund 0.24% (g)(h)	327,928	327,928
State Street Navigator Securities Lending Prime Portfolio (h)(i)	4,543,293	4,543,293

Total Short-Term Investments (cost $4,871,221)		4,871,221

Total Investments - 100.3% (j) (cost $164,797,435)		184,267,860

Other Assets and Liabilities, Net - (0.3)%		(602,449)

Net Assets - 100.0%		183,665,411

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund	37

SSGA Emerging Markets Fund

Schedule of Investments, continued — August 31, 2015

Footnotes:

(a)	Non-income producing security
(b)	Security is valued at fair value as determined in good faith by the Trust’s Oversight Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. Represents $6,080,024 or 3.3% of net assets. (Note 2)
(c)	All or a portion of the shares of this security are on loan.
(d)	Restricted security Rule (144A) or Section 4 (2) commercial paper. Security may have contractual restrictions on resale or may have been offered in a private placement transaction. Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(e)	Real Estate Investment Trust (REIT)
(f)	Less than 0.05% of net assets
(g)	The rate shown is the annualized seven-day yield at period end.
(h)	Affiliated Fund managed by SSGA Funds Management, Inc. (Note 4).
(i)	Investments of cash collateral for securities loaned
(j)	All or a portion of the shares of these securities are held as collateral in connection with futures contracts and forward foreign currency contracts purchased by the Fund.

Abbreviations:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint Stock Company

PCL - Public Company Limited

PJSC - Public Joint Stock Company

PLC - Public Limited Company

Sector Exposure	% of Net Assets	Value $
Common Stocks
Consumer Discretionary	9.2	16,806,097
Consumer Staples	6.6	12,214,352
Energy	5.9	10,766,444
Financials	25.5	46,851,013
Health Care	2.3	4,273,413
Industrials	8.5	15,578,663
Information Technology	17.6	32,367,319
Materials	6.7	12,368,927
Telecommunication Services	8.1	14,881,724
Utilities	3.2	5,878,239
Convertible Foreign Bonds
Financials	0.0	12,125
Preferred Stocks
Energy	0.0	100,504
Financials	1.0	1,845,422
Information Technology	0.8	1,476,297
Materials	0.3	558,288
Utilities	0.2	307,503
Equity-Linked Securities
Financials	0.4	692,017
Health Care	0.3	538,472
Materials	1.0	1,879,820
Short Term Investments	2.7	4,871,221

Total Investments	100.3	184,267,860
Other Assets & Liabilities	(0.3)	(602,449)

	100.0	183,665,411

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Depreciation $

Long Positions
Mini MSCI Emerging Market Futures	82	USD	3,351,750	09/15	(327,943)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(327,943)

During the year ended August 31, 2015, average notional value related to futures contracts was $6,457,068 or 3.5% of net assets.

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Bank of America N.A.	USD	1,017,021	TRY	2,989,000	09/15/15	5,689
Barclays Capital	USD	1,836,766	BRL	5,828,243	09/15/15	(237,452)
Barclays Capital	USD	1,072,908	TWD	35,127,000	09/15/15	6,839
Barclays Capital	USD	160,031	TWD	5,000,000	09/15/15	(6,339)
Barclays Capital	BRL	875,000	USD	261,311	09/15/15	21,204

See accompanying notes which are an integral part of the financial statements.

38	Emerging Markets Fund

SSGA Emerging Markets Fund

Schedule of Investments, continued — August 31, 2015

Foreign Currency Exchange Contracts, continued
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Barclays Capital	BRL	500,000	USD	139,579	09/15/15	2,375
Barclays Capital	TWD	33,350,125	USD	1,088,628	09/15/15	63,499
Barclays Capital	TWD	700,000	USD	21,652	09/15/15	136
Citibank N.A.	USD	1,891,985	HKD	14,665,000	09/15/15	219
Citibank N.A.	USD	625,000	PEN	2,071,875	09/15/15	11,710
Citibank N.A.	USD	1,834,028	PEN	5,871,090	09/15/15	(29,777)
Citibank N.A.	HKD	73,326,574	USD	9,458,735	09/15/15	(2,484)
Citibank N.A.	PEN	1,175,000	USD	365,474	09/15/15	4,384
Citibank N.A.	PEN	700,000	USD	213,415	09/15/15	(1,703)
Citibank N.A.	ZAR	9,600,000	USD	764,149	09/15/15	41,796
Citibank N.A.	USD	3,892,625	ZAR	48,054,455	09/15/15	(276,763)
Credit Suisse International	USD	23,991	PLN	90,000	09/15/15	(166)
Credit Suisse International	PLN	574,055	USD	155,208	09/15/15	3,242
Deutsche Bank AG	USD	1,313,626	IDR	17,806,204,000	09/15/15	(49,898)
Deutsche Bank AG	USD	1,372,072	INR	88,307,928	09/15/15	(46,789)
Deutsche Bank AG	USD	6,165,430	MYR	23,198,047	09/15/15	(647,806)
Deutsche Bank AG	USD	278,940	THB	10,000,000	09/15/15	(135)
Deutsche Bank AG	USD	664,854	THB	23,230,000	09/15/15	(17,190)
Deutsche Bank AG	IDR	3,561,240,000	USD	260,897	09/15/15	8,151
Deutsche Bank AG	IDR	1,500,000,000	USD	106,458	09/15/15	2
Deutsche Bank AG	INR	17,650,000	USD	273,983	09/15/15	9,101
Deutsche Bank AG	INR	7,200,000	USD	108,515	09/15/15	461
Deutsche Bank AG	MXN	2,500,000	USD	149,066	09/15/15	(423)
Deutsche Bank AG	MYR	2,000,000	USD	480,480	09/15/15	4,783
Deutsche Bank AG	MYR	4,640,000	USD	1,206,605	09/15/15	102,987
Deutsche Bank AG	THB	116,157,164	USD	3,427,173	09/15/15	188,654
Deutsche Bank AG	TRY	600,000	USD	205,029	09/15/15	(266)
Goldman Sachs Capital Markets L.P.	USD	774,177	HKD	6,000,000	09/15/15	(6)
Goldman Sachs Capital Markets L.P.	USD	13,278	PLN	50,000	09/15/15	(42)
Goldman Sachs Capital Markets L.P.	USD	1,175,407	TRY	3,248,943	09/15/15	(63,755)
Goldman Sachs Capital Markets L.P.	EUR	75,000	USD	84,173	09/15/15	(4)
Goldman Sachs Capital Markets L.P.	TRY	490,000	USD	176,532	09/15/15	8,875
Goldman Sachs Capital Markets L.P.	ZAR	3,000,000	USD	226,180	09/15/15	444
JP Morgan Chase Bank, N.A.	USD	314,532	KRW	370,000,000	09/15/15	(1,840)
JP Morgan Chase Bank, N.A.	USD	271,779	KRW	316,025,000	09/15/15	(4,702)
JP Morgan Chase Bank, N.A.	USD	291,374	PHP	13,275,000	09/15/15	(7,559)
JP Morgan Chase Bank, N.A.	USD	171,149	PHP	8,000,000	09/15/15	(112)
JP Morgan Chase Bank, N.A.	USD	211,772	RUB	11,817,938	09/15/15	(28,462)
JP Morgan Chase Bank, N.A.	KRW	1,732,500,000	USD	1,447,368	09/15/15	(16,792)
JP Morgan Chase Bank, N.A.	KRW	2,106,822,650	USD	1,905,334	09/15/15	124,827
JP Morgan Chase Bank, N.A.	PHP	88,518,830	USD	1,957,515	09/15/15	65,015
JP Morgan Chase Bank, N.A.	RUB	1,775,000	USD	30,095	09/15/15	2,563
JP Morgan Chase Bank, N.A.	RUB	1,100,000	USD	16,658	09/15/15	(404)
JP Morgan Chase Bank, N.A.	ZAR	11,243,000	USD	853,269	09/15/15	7,289

Standard Chartered Bank	USD	981,620	EUR	865,408	09/15/15	(10,320)
Standard Chartered Bank	EUR	130,000	USD	143,092	09/15/15	(2,815)
Toronto Dominion Bank	USD	1,849,872	MXN	28,539,834	09/15/15	(143,323)
Toronto Dominion Bank	MXN	4,280,000	USD	263,323	09/15/15	7,399

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(905,683)

During the year ended August 31, 2015, average notional value related to foreign currency exchange contracts was $70,739,530 or 38.5% of net assets.

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund	39

SSGA Emerging Markets Fund

Schedule of Investments, continued — August 31, 2015

Foreign Currency Abbreviations:

BRL - Brazilian Real

EUR - Euro Currency

HKD - Hong Kong Dollar

IDR - Indonesian Rupiah

INR - Indian Rupee

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian Nuevo Sol

PHP - Philippine Peso

PLN - Polish Zloty

RUB - Russian Ruble

THB - Thai Baht

TRY - Turkish Lira

TWD - Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

See accompanying notes which are an integral part of the financial statements.

40	Emerging Markets Fund

SSGA Emerging Markets Fund

Schedule of Investments, continued

Presentation of Portfolio Holdings — August 31, 2015

	Value*				% of Net Assets
Categories	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$7,541,683	$23,417	$—	$7,565,100	4.1
Canada	183,404	—	—	183,404	0.1
Cayman Islands	4,950,575	—	—	4,950,575	2.7
China	24,646,985	—	—	24,646,985	13.4
Egypt	695,819	—	—	695,819	0.4
Hong Kong	10,981,859	—	—	10,981,859	6.0
Hungary	476,463	—	—	476,463	0.2
India	17,385,520	—	—	17,385,520	9.5
Indonesia	4,562,508	—	—	4,562,508	2.5
Malaysia	3,362,525	—	—	3,362,525	1.8
Mexico	8,445,250	—	—	8,445,250	4.6
Oman	432,030	—	—	432,030	0.2
Philippines	3,998,729	—	—	3,998,729	2.2
Poland	3,167,817	—	—	3,167,817	1.7
Qatar	1,661,713	—	—	1,661,713	0.9
Russia	6,968,415	—	—	6,968,415	3.8
Singapore	1,828,383	—	—	1,828,383	1.0
South Africa	13,832,576	—	—	13,832,576	7.5
South Korea	24,034,089	—	—	24,034,089	13.1
Taiwan	22,552,175	—	—	22,552,175	12.3
Thailand	1,493,416	2,946,298	—	4,439,714	2.4
Turkey	3,116,213	—	—	3,116,213	1.7
United Arab Emirates	1,663,289	—	—	1,663,289	0.9
United Kingdom	1,035,040	—	—	1,035,040	0.6
Convertible Foreign Bond
Oman	—	12,125	—	12,125	0.0 **
Preferred Stocks
Brazil	2,811,717	—	—	2,811,717	1.5
South Korea	1,476,297	—	—	1,476,297	0.8
Equity-Linked Securities
Saudi Arabia	—	3,110,309	—	3,110,309	1.7
Short-Term Investments
United States	4,871,221	—	—	4,871,221	2.7

Total Investments	$178,175,711	$6,092,149	$—	$184,267,860	100.3

Other Assets and Liabilities, Net					(0.3)

					100.0

Assets:
Other Financial Instruments***
Foreign Currency Exchange Contracts	$—	$691,644	$—	$691,644	0.4

Total Other Financial Instruments	$—	$691,644	$—	$691,644	0.4

Liabilities:
Other Financial Instruments***
Foreign Currency Exchange Contracts	$—	$(1,597,327)	$—	$(1,597,327)	(0.9)
Futures Contracts	(327,943)	—	—	(327,943)	(0.2)

Total Other Financial Instruments	$(327,943)	$(1,597,327)	$—	$(1,925,270)	(1.1)

*	For a description of the levels, see Note 2 in the Notes to Financial Statements. During the year ended August 31, 2015, there were no material transfers between levels.
**	Less than 0.05% of net assets.
***	Other financial instruments reflected in the Schedule of Investments, such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instruments.

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund	41

SSGA International Stock Selection Fund

Portfolio Management Discussion and Analysis — August 31, 2015 (Unaudited)

Objective:  The Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

Invests In:  Primarily equity securities of foreign issuers.

Strategy:  The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi- factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls relative to the benchmark, specifically controls for country and size exposures.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

*	Assumes initial investment on September 1, 2005.

†

The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

See related Notes on following page.

42	International Stock Selection Fund

SSGA International Stock Selection Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2015 (Unaudited)

Performance Summary

Average Annual Total Returns as of 8/31/2015

Class N	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-4.31%	7.10%	3.59%
MSCI EAFE Index (Net dividend)†	-7.47%	7.05%	3.96%
Class A	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-4.39%	6.90%	3.39%
Adjusted for the Maximum Sale Charge (Max 5.25% load)	-9.39%	5.75%	2.83%
MSCI EAFE Index (Net dividend)†	-7.47%	7.05%	3.96%
Class C	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-5.18%	6.10%	2.61%
Adjusted for the Maximum Sale Charge (Max 1.00% CDSC)	-6.12%	6.10%	2.61%
MSCI EAFE Index (Net dividend)†	-7.47%	7.05%	3.96%
Class I	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-4.21%	7.12%	3.60%
MSCI EAFE Index (Net dividend)†	-7.47%	7.05%	3.96%
Class K	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-4.01%	7.17%	3.62%
MSCI EAFE Index (Net dividend)†	-7.47%	7.05%	3.96%

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C shares during the first year only. Class N, Class I, and Class K are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Classes A and C shares on July 7, 2014 reflect the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Classes A and C shares, estimated for their first year of operations, including applicable 12b-1 fees and the maximum sales load of Classes A and C. Unadjusted Performance shown for the periods prior to the inception of Classes A and C shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Classes A and C shares, estimated for their first year of operations, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflect the historical performance of the Fund’s Class N shares. Had the Fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the International Stock Selection Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2014 is 1.26%, 1.46%, 2.21%, 1.21% and 1.01% for Class N, A, C, I and K, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

†

The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

International Stock Selection Fund	43

SSGA International Stock Selection Fund

Management’s Discussion of Fund Performance, continued — August 31, 2015 (Unaudited)

SSGA International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers. The Fund is benchmarked to the MSCI EAFE Index (the “Index”).

For the 12-month period ended August 31, 2015 (the “Reporting Period”), the total return for Class N shares of the Fund was -4.31%, and the total return for the Index was -7.47%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Both US and non-US stocks began the Reporting Period relatively flat. They improved through the close of 2014 and first half of 2015, but subsequently declined in August 2015. Economic activity in the US improved from 2014, despite a fairly weak close to the Reporting Period. The European Central Bank opened 2015 by unveiling a one trillion euro bond-buying program, which helped to facilitate investment across developed markets. The Fund’s systematic investment process focused on identifying stocks that would benefit from what we consider to be attractive valuations, strong investor sentiment, and continued global economic recovery. This strategy was most effective in Europe across consumer discretionary and financial stocks, while in Japan the Fund was most successful in consumer discretionary and technology stocks.

On an individual security level, the top contributors to the Fund’s performance relative to the Index were overweight positions in three Japanese companies: Fujifilm Holdings Corporation (“Fujifilm”), Fuji Heavy Industries, and Central Japan Railway. Fujifilm (Information Technology) widely outperformed the Index through the Reporting Period. The company was notably positive in July and August, benefiting from strong second quarter financial results, with operating profits outpacing consensus estimates. Fuji Heavy Industries (Consumer Discretionary) outperformed comparably through the period, with particular strength in 2014’s third quarter. The engine parts manufacturer posted exceptional sales and revenue results, opening the third quarter with a nearly 30% improvement in auto sales revenues. The Fund also benefited from an overweighting to Central Japan Railway (Industrials), as the company also outperformed through the period, with particular strength in 2015’s first quarter.

On the downside, the largest detractors to the Fund’s performance relative to the Index over the Reporting Period were in the consumer service and industrial sectors. Overweight positions to Sands China, Downer EDI, and Sembcorp Industries detracted. An overweighting relative to the Index to Sands China negatively affected returns, as the company widely underperformed through the Reporting Period. The company’s stock price was notably pressured downward in 2015’s first quarter, declining more than 10% on news that revenues derived from Macau gambling districts were considerably lower in the preceding quarter. Overweightings to Downer EDI and Sembcorp Industries also reduced relative performance over the Reporting Period as both companies widely underperformed the Index.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

44	International Stock Selection Fund

SSGA International Stock Selection Fund

Shareholder Expense Example — August 31, 2015 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2015 to August 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class N	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2015	1.00%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$953.40	$1,020.16
Expenses Paid During Period*		$4.92	$5.09
Class A
Beginning Account Value March 1, 2015	1.20%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$952.60	$1,019.15
Expenses Paid During Period*		$5.91	$6.11
Class C
Beginning Account Value March 1, 2015	1.94%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$948.90	$1,015.42
Expenses Paid During Period*		$9.53	$9.86
Class I
Beginning Account Value March 1, 2015	0.95%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$953.40	$1,020.41
Expenses Paid During Period*		$4.68	$4.84
Class K
Beginning Account Value March 1, 2015	0.74%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$954.40	$1,021.47
Expenses Paid During Period*		$3.65	$3.77

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

International Stock Selection Fund	45

SSGA International Stock Selection Fund

Schedule of Investments — August 31, 2015

	Principal Amount ($) or Shares	Value $

Common Stocks - 97.9%
Australia - 5.4%
Beach Energy, Ltd. (a)	2,597,614	1,238,557
BHP Billiton, Ltd.	133,368	2,389,868
GPT Group (b)	1,051,957	3,361,327
Primary Health Care, Ltd. (a)	969,023	2,854,966
Wesfarmers, Ltd.	52,839	1,528,933
Woodside Petroleum, Ltd.	208,125	4,778,099
Woolworths, Ltd. (a)	79,263	1,489,158

		17,640,908

Denmark - 4.5%
AP Moeller - Maersk A/S (Class A)	844	1,409,765
AP Moeller - Maersk A/S (Class B)	1,323	2,253,616
Danske Bank A/S	115,842	3,587,761
Novo Nordisk A/S (Class B)	34,115	1,893,639
Vestas Wind Systems A/S	106,086	5,670,063

		14,814,844

France - 11.7%
Atos	53,639	4,076,739
AXA SA	80,691	2,035,054
BNP Paribas SA	91,644	5,786,715
Cap Gemini SA	34,054	3,061,683
Cie Generale des Etablissements Michelin	13,302	1,288,038
CNP Assurances	142,925	2,205,271
Engie	232,838	4,176,550
Sanofi	85,977	8,506,566
Total SA	53,149	2,433,658
Valeo SA	37,860	4,758,277

		38,328,551

Germany - 11.0%
Continental AG	22,371	4,755,883
Deutsche Bank AG	135,891	4,006,679
Deutsche Telekom AG	393,381	6,729,642
Deutz AG	250,378	1,466,621
E.ON SE	145,081	1,645,121
Infineon Technologies AG	436,834	4,781,348
Merck KGaA	21,505	2,057,723
METRO AG (a)	201,604	5,888,768
OSRAM Licht AG	85,382	4,518,468

		35,850,253

Hong Kong - 1.1%
CK Hutchison Holdings, Ltd.	178,500	2,379,217
Sands China, Ltd.	312,800	1,085,712

		3,464,929

	Principal Amount ($) or Shares	Value $
Italy - 2.4%
ENI SpA	248,802	4,084,598
Mediaset SpA	784,362	3,760,096

		7,844,694

Japan - 22.4%
Canon, Inc.	136,500	4,173,758
Central Japan Railway Co.	35,300	5,789,916
Fuji Heavy Industries, Ltd.	190,700	6,717,403
FUJIFILM Holdings Corp.	182,400	7,506,030
Hankyu Hanshin Holdings, Inc.	386,000	2,317,879
Iida Group Holdings Co., Ltd.	197,300	3,495,693
Kirin Holdings Co., Ltd.	99,100	1,456,644
Mirait Holdings Corp.	100,200	938,897
Mitsubishi Electric Corp.	517,000	5,164,243
Mitsubishi Materials Corp.	835,000	2,686,105
Mitsubishi UFJ Financial Group, Inc.	711,000	4,692,301
Mizuho Financial Group, Inc.	3,219,600	6,604,648
Nippon Steel & Sumitomo Metal Corp.	2,125,000	4,376,727
Nippon Telegraph & Telephone Corp.	157,700	6,021,959
Otsuka Holdings Co., Ltd.	114,600	3,909,171
Panasonic Corp.	448,700	4,950,190
Sumitomo Mitsui Financial Group, Inc.	21,501	880,364
Toyota Motor Corp.	23,800	1,411,883

		73,093,811

Netherlands - 6.0%
Heineken Holding NV	66,405	4,634,921
ING Groep NV	487,512	7,464,659
Koninklijke Ahold NV	188,503	3,726,079
NN Group NV	120,460	3,680,119

		19,505,778

New Zealand - 0.8%
Spark New Zealand, Ltd.	1,303,903	2,793,278

Singapore - 1.8%
ComfortDelGro Corp., Ltd.	2,218,200	4,417,379
Singapore Airlines, Ltd.	188,200	1,323,088

		5,740,467

Spain - 1.4%
Amadeus IT Holding SA (Class A)	35,820	1,499,691
Banco Santander SA	484,362	2,967,658

		4,467,349

46	International Stock Selection Fund

SSGA International Stock Selection Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

Sweden - 0.4%
Nordea Bank AB	112,231	1,328,319

Switzerland - 9.5%
Lonza Group AG	31,338	4,298,783
Nestle SA	12,134	895,003
Novartis AG	111,979	10,970,270
Roche Holding AG	33,225	9,074,018
Swiss Re AG	66,292	5,695,495

		30,933,569

United Kingdom - 19.5%
AstraZeneca PLC (c)	12,836	811,510
Barclays PLC (c)	1,986,202	7,968,544
Berendsen PLC (c)	255,315	3,909,973
BHP Billiton PLC (c)	287,042	4,986,075
BP PLC (c)	772,458	4,273,140
BT Group PLC (c)	960,183	6,443,919
Direct Line Insurance Group PLC (c)	1,140,543	6,179,827
HSBC Holdings PLC (c)	175,405	1,396,128
Imperial Tobacco Group PLC (c)	153,539	7,442,782
Lloyds Banking Group PLC (c)	4,747,730	5,637,437
Man Group PLC (c)	1,023,953	2,531,293
Rio Tinto PLC (c)	127,994	4,690,195
Royal Dutch Shell PLC (Class A) (c)	175,404	4,562,219
Royal Dutch Shell PLC (Class B) (c)	109,715	2,873,024

		63,706,066

Total Common Stocks (cost $318,663,334)		319,512,816

Short-Term Investments - 2.1%
United States - 2.1%
SSGA Prime Money Market Fund 0.24% (d)(e)	3,492,482	3,492,482
State Street Navigator Securities Lending Prime Portfolio (d)(f)	3,247,773	3,247,773

Total Short-Term Investments (cost $6,740,255)		6,740,255

Total Investments - 100.0% (cost $325,403,589)		326,253,071

Other Assets and Liabilities, Net - (0.0)% (g)		(81,977)

Net Assets - 100.0%		326,171,094

Footnotes:

(a)	All or a portion of the shares of this security are on loan.
(b)	Real Estate Investment Trust (REIT)
(c)	Security is valued at fair value as determined in good faith by the Trust’s Oversight Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. Represents $63,706,066 or 19.5% of net assets (Note 2)
(d)	Affiliated Fund managed by SSGA Funds Management, Inc. (Note 4).
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Investments of cash collateral for securities loaned
(g)	Less than 0.05% of net assets

Abbreviation:

PLC - Public Limited Company

Sector Exposure	% of Net Assets		Value $
Common Stocks
Consumer Discretionary	9.9		32,223,175
Consumer Staples	8.3		27,062,288
Energy	7.4		24,243,295
Financials	23.9		78,009,599
Health Care	13.6		44,376,646
Industrials	12.7		41,559,125
Information Technology	7.7		25,099,249
Materials	5.9		19,128,970
Telecommunication Services	6.7		21,988,798
Utilities	1.8		5,821,671
Short-Term Investments	2.1		6,740,255

Total Investments	100.0		326,253,071
Other Assets & Liabilities, Net	(0.0	)*	(81,977)

	100.0		326,171,094

*	Less than 0.05% of net assets.

See accompanying notes which are an integral part of the financial statements.

International Stock Selection Fund	47

SSGA International Stock Selection Fund

Schedule of Investments, continued

Presentation of Portfolio Holdings — August 31, 2015

	Value*				% of Net Assets
Categories	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$17,640,908	$—	$—	$17,640,908	5.4
Denmark	14,814,844	—	—	14,814,844	4.5
France	38,328,551	—	—	38,328,551	11.7
Germany	35,850,253	—	—	35,850,253	11.0
Hong Kong	3,464,929	—	—	3,464,929	1.1
Italy	7,844,694	—	—	7,844,694	2.4
Japan	73,093,811	—	—	73,093,811	22.4
Netherlands	19,505,778	—	—	19,505,778	6.0
New Zealand	2,793,278	—	—	2,793,278	0.8
Singapore	5,740,467	—	—	5,740,467	1.8
Spain	4,467,349	—	—	4,467,349	1.4
Sweden	1,328,319	—	—	1,328,319	0.4
Switzerland	30,933,569	—	—	30,933,569	9.5
United Kingdom	—	63,706,066	—	63,706,066	19.5
Short-Term Investments
United States	6,740,255	—	—	6,740,255	2.1

Total Investments	$262,547,005	$63,706,066	$—	$326,253,071	100.0

Other Assets and Liabilities, Net					(0.0	)**

					100.0

*	For a description of the levels, see Note 2 in the Notes to Financial Statements. During the year ended August 31, 2015, there were transfers in the amount of $40,644,198 from Level 1 to Level 2 due to a market closure in observance of a holiday. At August 31, 2015, these investments were valued at prior day exchange closing prices in accordance with the Fund’s valuation policies.
**	Less than 0.05% of net assets.

See accompanying notes which are an integral part of the financial statements.

48	International Stock Selection Fund

SSGA High Yield Bond Fund

Portfolio Management Discussion and Analysis — August 31, 2015 (Unaudited)

Objective:  The Fund seeks to maximize total return by investing primarily in fixed-income securities, including but not limited to those represented by the Barclays U.S. Corporate High-Yield Bond Index.

Invests in:  Primarily domestic, high yield (non-investment grade bonds).

Strategy:  Fund Managers make investment decisions that enable the Fund’s performance to seek excess returns over Barclays U.S. High-Yield 2% Issuer Capped Index.

The growth of $10,000 is cumulative. The performance of other shares classes will vary based on the sales charges and the fee structure of those classes.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

*	Assumes initial investment on September 1, 2005.

†

The Barclays U.S. High-Yield 2% Issuer Capped Index is an issuer-constrained version Corporate High-Yield Index that covers the USD-denominated non-investment grade, fixed-rate, taxable corporate U.S. High-Yield 2% Issuer Capped Index follows the same index construction rules as the uncapped index but limits exposure of each issuer to 2% of the total market value and redistributes the excess market value index-side on basis.

See related Notes on following page.

High Yield Bond Fund	49

SSGA High Yield Bond Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2015 (Unaudited)

Performance Summary

Average Annual Total Returns as of 8/31/2015

Class N	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-2.38%	7.12%	6.82%
Barclays U.S. High-Yield 2% Issuer Capped Index†	-2.93%	7.32%	7.29%
Class A	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-2.57%	6.92%	6.61%
Adjusted for the Maximum Sale Charge (Max 3.75% load)	-6.27%	6.09%	6.21%
Barclays U.S. High-Yield 2% Issuer Capped Index†	-2.93%	7.32%	7.29%
Class C	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-3.28%	6.14%	5.82%
Adjusted for the Maximum Sale Charge (Max 1.00% CDSC)	-4.18%	6.14%	5.82%
Barclays U.S. High-Yield 2% Issuer Capped Index†	-2.93%	7.32%	7.29%
Class I	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-2.22%	7.16%	6.84%
Barclays U.S. High-Yield 2% Issuer Capped Index†	-2.93%	7.32%	7.29%
Class K	1 Year	5 Year	10 Year
Unadjusted for Sales Charge	-2.03%*	7.21%	6.86%
Barclays U.S. High-Yield 2% Issuer Capped Index†	-2.93%	7.32%	7.29%
The maximum sales charge for Class A shares is 3.75%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C shares during the first year only. Class N, Class I, and Class K are not subject to a sales charge.

Adjusted Performance shown for the periods prior to the inception of Classes A and C shares on July 7, 2014 reflect the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Classes A and C shares, estimated for their first year of operations, including applicable 12b-1 fees and the maximum sales load of Classes A and C. Unadjusted Performance shown for the periods prior to the inception of Classes A and C shares on July 7, 2014 reflects the historical performance of the Fund’s Class N shares adjusted to reflect the higher expenses of Classes A and C shares, estimated for their first year of operations, including applicable 12b-1 fees. Unadjusted returns do not reflect sales charges and would have been lower if they had. Performance shown for the periods prior to the inception of Class I and K shares on July 7, 2014, reflect the historical performance of the Fund’s Class N shares. Had the Fund’s Class I and K fees been reflected, the returns shown for those periods would have been higher.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance includes reinvestment of all distributions. The gross expense ratio for the High Yield Bond Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2014 is 0.86%, 1.06%, 1.81%, 0.81% and 0.61% for Class N, A, C, I and K, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

†	The Barclays U.S. High-Yield 2% Issuer Capped Index is an issuer-constrained version Corporate High-Yield Index that covers the USD-denominated non-investment grade, fixed-rate, taxable corporate U.S. High-Yield 2% Issuer Capped Index follows the same index construction rules as the uncapped index but limits exposure of each issuer to 2% of the total market value and redistributes the excess market value index-side on basis.
*	Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

50	High Yield Bond Fund

SSGA High Yield Bond Fund

Management’s Discussion of Fund Performance, continued — August 31, 2015 (Unaudited)

SSGA High Yield Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays U.S. High-Yield 2% Issuer Capped Index (the “Index”).

For the 12-month period ended August 31, 2015 (the “Reporting Period”), the total return for Class N shares of the Fund was -2.38%, and the total return for the Index was -2.93%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

In contrast with the previous reporting period, ended August 31, 2014, which favored riskier products over “safe-haven” assets, this year’s Reporting Period ended with mixed support at both ends of the risk spectrum. However, credit-exposed products — including high-yield bonds — considerably underperformed comparable duration-matched Treasuries over the Reporting Period, as US Treasuries rallied well into January 2015.

In October 2014, the Federal Reserve (the “Fed”) concluded its bond-purchasing program, as it had promised over the summer. Volatility returned, as US fixed-income markets adjusted to losing the large purchases made by the central bank since 2008. At the beginning of 2015, a deteriorating global growth outlook spurred investors to seek out “safe-haven” assets and abandon riskier instruments, as global stock markets and oil prices plummeted and fears of deflation emerged across the globe. As investors considered the outlook for a Fed interest rate hike, they saw signs of health in the US labor market, as a string of strong job statistics ended 2014. However, the absence of wage growth in the US seemed as if it could stall a Fed rate hike. As stock and oil prices began to show signs of stability in April and May of 2015, investors shed US fixed-income assets at the fastest pace since the 2013 “taper tantrum” that followed the Fed’s warning that it would taper off its bond-buying program. This supported demand for risky assets, such as high-yield bonds. The high-yield sector’s option-adjusted spread, a measure of how much more return investors demand for investing in riskier assets, narrowed as a result.

International issues began to overshadow the US outlook in June, as talks between Greece and its creditors broke down mid-month, leading Greek Prime Minister Tsipras to call for a referendum. Although the contagion effects of an uncertain Greek vote was contained within Greek and surrounding periphery bonds, investors sought safety. This allowed for a small rally in assets perceived as risk-free, such as US Treasuries, through the end of July 2015. August 2015 brought a fresh round of uncertainty, as lackluster growth and unexpected currency devaluation in China sent waves of panic throughout equity and commodity markets and may have contributed to a sharp decline in oil prices. These events, coupled with the uncertainty of a September interest rate increase by the Fed, may have contributed to investors shying away from the high-yield sector. As a result, spreads widened to their highest level for the Reporting Period.

For the Reporting Period, the Fund outperformed the Index. The Fund’s security selection in the industrial sector and its smaller allocation to lower-rated securities (securities rated Ca by Moody’s, or the equivalent, and below) aided the performance of the Fund relative to the Index over the Reporting Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

High Yield Bond Fund	51

SSGA High Yield Bond Fund

Shareholder Expense Example — August 31, 2015 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2015 to August 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class N	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2015	0.75%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$982.70	$1,021.42
Expenses Paid During Period*		$3.75	$3.82
Class A
Beginning Account Value March 1, 2015	0.94%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$981.80	$1,020.46
Expenses Paid During Period*		$4.70	$4.79
Class C
Beginning Account Value March 1, 2015	1.70%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$978.10	$1,016.63
Expenses Paid During Period*		$8.48	$8.64
Class I
Beginning Account Value March 1, 2015	0.70%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$982.90	$1,021.67
Expenses Paid During Period*		$3.50	$3.57
Class K
Beginning Account Value March 1, 2015	0.50%	$1,000.00	$1,000.00
Ending Account Value August 31, 2015		$983.90	$1,022.68
Expenses Paid During Period*		$2.50	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

52	High Yield Bond Fund

SSGA High Yield Bond Fund

Schedule of Investments — August 31, 2015

	Principal Amount ($) or Shares	Value $

Long-Term Investments - 94.6%
Corporate Bonds and Notes - 78.4%
24 Hour Holdings III LLC 8.000%, due 06/01/22 (a)	450,000	357,750
ACE Cash Express, Inc. 11.000%, due 02/01/19 (a)	300,000	117,000
ADT Corp. 3.500%, due 07/15/22	500,000	447,650
AECOM 5.875%, due 10/15/24 (a)	259,000	260,943
AES Corp.
3.324%, due 06/01/19 (b)	350,000	346,500
4.875%, due 05/15/23	150,000	139,500
Ahern Rentals, Inc. 7.375%, due 05/15/23 (a)	150,000	131,250
Air Medical Merger Sub Corp. 6.375%, due 05/15/23 (a)	250,000	232,500
AK Steel Corp. 7.625%, due 10/01/21	300,000	188,250
Alcatel-Lucent USA, Inc. 6.750%, due 11/15/20 (a)	250,000	266,875
Alcoa, Inc.
6.150%, due 08/15/20	375,000	398,437
5.125%, due 10/01/24	175,000	171,500
5.950%, due 02/01/37	250,000	242,813
Alere, Inc. 6.375%, due 07/01/23 (a)	133,000	136,325
Ally Financial, Inc.
3.600%, due 05/21/18	100,000	100,000
4.750%, due 09/10/18	300,000	309,375
3.750%, due 11/18/19	200,000	199,500
4.125%, due 02/13/22	200,000	195,500
5.125%, due 09/30/24	350,000	353,500
4.625%, due 03/30/25	150,000	144,750
8.000%, due 11/01/31	250,000	295,992
Alphabet Holding Co., Inc. PIK 7.750%, due 11/01/17	333,000	332,167
American Axle & Manufacturing, Inc. 5.125%, due 02/15/19	250,000	253,125
Amsurg Corp. 5.625%, due 11/30/20	200,000	205,000
Antero Resources Corp. 5.625%, due 06/01/23 (a)	617,000	561,470
ARC Properties Operating Partnership LP 4.600%, due 02/06/24	450,000	429,750
ArcelorMittal 10.600%, due 06/01/19	600,000	699,000
Argos Merger Sub, Inc. 7.125%, due 03/15/23 (a)	478,000	500,705
Artesyn Escrow, Inc. 9.750%, due 10/15/20 (a)	125,000	123,125

	Principal Amount ($) or Shares	Value $
Asbury Automotive Group, Inc. 6.000%, due 12/15/24	250,000	260,625
Ashtead Capital, Inc. 5.625%, due 10/01/24 (a)	225,000	223,454
Audatex North America, Inc. 6.000%, due 06/15/21 (a)	315,000	307,585
Bank of America Corp. Series Z 6.500%, due 10/23/24 (b)(c)	175,000	180,250
BI-LO LLC/BI-LO Finance Corp. 9.250%, due 02/15/19 (a)	300,000	305,250
Blackboard, Inc. 7.750%, due 11/15/19 (a)	425,000	380,375
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.125%, due 11/15/22 (a)	175,000	171,500
BlueLine Rental Finance Corp. 7.000%, due 02/01/19 (a)	250,000	236,250
Builders FirstSource, Inc. 10.750%, due 08/15/23 (a)	211,000	214,165
BWAY Holding Co. 9.125%, due 08/15/21 (a)	375,000	380,625
C&S Group Enterprises LLC 5.375%, due 07/15/22 (a)	200,000	185,000
California Resources Corp. 6.000%, due 11/15/24	350,000	259,525
Calpine Corp. 5.375%, due 01/15/23	635,000	612,584
Calumet Specialty Products Partners LP/Calumet Finance Corp. 7.625%, due 01/15/22	200,000	195,000
Carlson Travel Holdings, Inc. PIK 7.500%, due 08/15/19 (a)	330,000	334,125
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 05/01/23 (a)	300,000	300,000
Century Intermediate Holding Co. 2 PIK 9.750%, due 02/15/19 (a)	190,000	197,125
CenturyLink, Inc. Series W 6.750%, due 12/01/23	390,000	379,275
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp. 6.375%, due 09/15/20 (a)	300,000	294,525
Chesapeake Energy Corp.
5.375%, due 06/15/21	287,000	210,228
4.875%, due 04/15/22	200,000	145,000
Churchill Downs, Inc. 5.375%, due 12/15/21	300,000	306,000

High Yield Bond Fund	53

SSGA High Yield Bond Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

CIT Group, Inc.
5.250%, due 03/15/18	400,000	415,500
3.875%, due 02/19/19	530,000	530,000
Claire’s Stores, Inc. 9.000%, due 03/15/19 (a)	325,000	275,437
Constellation Brands, Inc. 6.000%, due 05/01/22	300,000	330,750
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.250%, due 04/01/23 (a)	370,000	334,850
DaVita HealthCare Partners, Inc. 5.000%, due 05/01/25	295,000	289,100
Dean Foods Co. 6.500%, due 03/15/23 (a)	290,000	292,900
Denbury Resources, Inc. 5.500%, due 05/01/22	500,000	356,250
DISH DBS Corp. 5.875%, due 11/15/24	460,000	419,175
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp. 8.125%, due 06/15/21 (a)	354,000	366,213
DR Horton, Inc. 4.000%, due 02/15/20	252,000	253,260
Dynegy, Inc.
7.375%, due 11/01/22	200,000	207,000
7.625%, due 11/01/24	360,000	374,688
Eldorado Resorts, Inc. 7.000%, due 08/01/23 (a)	181,000	179,643
EP Energy LLC/EP Energy Finance, Inc. 9.375%, due 05/01/20	425,000	411,612
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, due 06/15/23	114,000	96,900
Equinix, Inc. 5.375%, due 01/01/22	400,000	404,000
ExamWorks Group, Inc. 5.625%, due 04/15/23	140,000	143,325
First Data Corp. 6.750%, due 11/01/20 (a)	224,000	235,760
Florida East Coast Holdings Corp. 9.750%, due 05/01/20 (a)	450,000	405,000
Fresenius Medical Care US Finance II, Inc. 4.125%, due 10/15/20 (a)	265,000	269,637
Frontier Communications Corp.
9.250%, due 07/01/21	250,000	256,875
7.125%, due 01/15/23	300,000	270,900
Gates Global LLC/Gates Global Co. 6.000%, due 07/15/22 (a)	295,000	240,455
Genworth Financial, Inc. 6.150%, due 11/15/66 (b)	600,000	302,580

	Principal Amount ($) or Shares	Value $
Group 1 Automotive, Inc. 5.000%, due 06/01/22	450,000	446,625
Halcon Resources Corp. 8.625%, due 02/01/20 (a)	247,000	216,743
HCA Holdings, Inc. 6.250%, due 02/15/21	1,000,000	1,085,000
HCA, Inc. 4.250%, due 10/15/19	500,000	510,000
HD Supply, Inc. 11.500%, due 07/15/20	500,000	572,500
Hexion, Inc. 6.625%, due 04/15/20	500,000	466,250
Hill-Rom Holdings, Inc. 5.750%, due 09/01/23 (a)	200,000	203,500
International Lease Finance Corp.
6.250%, due 05/15/19	525,000	565,687
8.250%, due 12/15/20	350,000	414,750
j2 Global, Inc. 8.000%, due 08/01/20	500,000	536,250
Jack Cooper Holdings Corp. 10.250%, due 06/01/20 (a)	200,000	182,000
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 6.375%, due 08/01/23 (a)	340,000	336,940
Lennar Corp.
4.500%, due 06/15/19	50,000	51,100
4.500%, due 11/15/19	250,000	256,125
Level 3 Financing, Inc.
8.625%, due 07/15/20	250,000	264,875
5.125%, due 05/01/23 (a)	400,000	390,000
Linn Energy LLC/Linn Energy Finance Corp.
8.625%, due 04/15/20 (d)	175,000	70,438
6.500%, due 09/15/21	285,000	109,013
Live Nation Entertainment, Inc. 5.375%, due 06/15/22 (a)	250,000	250,625
LMI Aerospace, Inc. 7.375%, due 07/15/19	325,000	313,625
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
4.500%, due 07/15/23	100,000	92,500
4.875%, due 12/01/24	250,000	231,875
4.875%, due 06/01/25	399,000	369,075
Memorial Resource Development Corp. 5.875%, due 07/01/22	450,000	409,500
Men’s Wearhouse, Inc. 7.000%, due 07/01/22	250,000	263,750
MGM Resorts International
6.750%, due 10/01/20	450,000	479,250
6.625%, due 12/15/21	300,000	318,750

54	High Yield Bond Fund

SSGA High Yield Bond Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

Micron Technology, Inc. 5.250%, due 08/01/23 (a)	328,000	305,860
Midcontinent Communications & Midcontinent Finance Corp. 6.875%, due 08/15/23 (a)	100,000	100,750
Monitronics International, Inc. 9.125%, due 04/01/20	250,000	233,750
MPG Holdco I, Inc. 7.375%, due 10/15/22	255,000	267,750
MPH Acquisition Holdings LLC 6.625%, due 04/01/22 (a)	410,000	421,275
MPT Operating Partnership LP/MPT Finance Corp. 5.500%, due 05/01/24	300,000	309,000
MSCI, Inc. 5.250%, due 11/15/24 (a)	250,000	254,375
Navient Corp. 5.000%, due 10/26/20	100,000	89,000
5.875%, due 03/25/21	200,000	179,500
Navient Corp. MTN 8.000%, due 03/25/20	350,000	354,375
Navistar International Corp. 8.250%, due 11/01/21	250,000	216,250
NCR Corp. 5.875%, due 12/15/21	300,000	305,250
NES Rentals Holdings, Inc. 7.875%, due 05/01/18 (a)	250,000	248,125
Netflix, Inc. 5.500%, due 02/15/22 (a)	183,000	187,575
5.750%, due 03/01/24	150,000	156,563
Newfield Exploration Co. 5.750%, due 01/30/22	400,000	394,500
Nexstar Broadcasting, Inc. 6.875%, due 11/15/20	131,000	137,550
6.125%, due 02/15/22 (a)	300,000	302,250
NRG Energy, Inc. 6.250%, due 07/15/22	250,000	243,750
OneMain Financial Holdings, Inc. 7.250%, due 12/15/21 (a)	500,000	517,500
OPE KAG Finance Sub, Inc. 7.875%, due 07/31/23 (a)	200,000	204,000
Outfront Media Capital LLC/ Outfront Media Capital Corp. 5.625%, due 02/15/24	300,000	307,125
5.875%, due 03/15/25	125,000	127,500
Owens-Brockway Glass Container, Inc. 5.875%, due 08/15/23 (a)	100,000	101,750
Parsley Energy LLC/ Parsley Finance Corp. 7.500%, due 02/15/22 (a)	303,000	296,940
Party City Holdings, Inc. 6.125%, due 08/15/23 (a)	319,000	321,193

	Principal Amount ($) or Shares	Value $
Penn National Gaming, Inc. 5.875%, due 11/01/21	300,000	304,500
Penske Automotive Group, Inc. 5.750%, due 10/01/22	200,000	206,000
5.375%, due 12/01/24	300,000	300,750
PF Chang’s China Bistro, Inc. 10.250%, due 06/30/20 (a)	300,000	300,000
Pittsburgh Glass Works LLC 8.000%, due 11/15/18 (a)	226,000	235,040
Plantronics, Inc. 5.500%, due 05/31/23 (a)	192,000	192,960
Plastipak Holdings, Inc. 6.500%, due 10/01/21 (a)	200,000	196,000
Platform Specialty Products Corp. 6.500%, due 02/01/22 (a)	332,000	321,486
Post Holdings, Inc. 7.750%, due 03/15/24 (a)	145,000	149,713
Provident Funding Associates LP/PFG Finance Corp. 6.750%, due 06/15/21 (a)	233,000	221,350
Qualitytech LP/QTS Finance Corp. 5.875%, due 08/01/22	400,000	404,000
Regal Entertainment Group 5.750%, due 02/01/25	350,000	339,500
Revlon Consumer Products Corp. 5.750%, due 02/15/21	140,000	138,600
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 9.875%, due 08/15/19	275,000	289,094
6.875%, due 02/15/21	340,000	356,150
Rice Energy, Inc. 6.250%, due 05/01/22	310,000	275,900
7.250%, due 05/01/23 (a)	50,000	46,500
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625%, due 07/15/22	400,000	364,000
Roundy’s Supermarkets, Inc. 10.250%, due 12/15/20 (a)	350,000	273,000
RR Donnelley & Sons Co. 7.875%, due 03/15/21	350,000	367,500
RSP Permian, Inc. 6.625%, due 10/01/22 (a)	265,000	259,700
Sabre GLBL, Inc. 5.375%, due 04/15/23 (a)	187,000	183,260
Sanchez Energy Corp. 7.750%, due 06/15/21	300,000	253,500
Sanchez Energy Corp. Series WI 6.125%, due 01/15/23	135,000	101,250
SandRidge Energy, Inc. 8.750%, due 06/01/20 (a)	357,000	242,760

High Yield Bond Fund	55

SSGA High Yield Bond Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

SBA Communications Corp. 5.625%, due 10/01/19	275,000	288,578
Scientific Games International, Inc. 7.000%, due 01/01/22 (a)	700,000	715,750
Shea Homes LP/ Shea Homes Funding Corp. 5.875%, due 04/01/23 (a)	320,000	327,200
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. 6.375%, due 05/01/22 (a)	500,000	482,500
Sinclair Television Group, Inc. 6.375%, due 11/01/21	325,000	331,500
Sirius XM Radio, Inc. 6.000%, due 07/15/24 (a)	575,000	592,250
Spectrum Brands, Inc. 6.625%, due 11/15/22	100,000	107,373
SPL Logistics Escrow LLC/ SPL Logistics Finance Corp. 8.875%, due 08/01/20 (a)	250,000	266,250
Sprint Corp. 7.250%, due 09/15/21	1,125,000	1,094,062
Sprint Nextel Corp. 7.000%, due 03/01/20 (a)	250,000	265,550
StandardAero Aviation Holdings, Inc. 10.000%, due 07/15/23	150,000	147,375
Steel Dynamics, Inc. 5.125%, due 10/01/21	330,000	323,565
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22	325,000	287,625
Sunoco LP/Sunoco Finance Corp. 6.375%, due 04/01/23 (a)	346,000	347,730
T-Mobile USA, Inc. 6.633%, due 04/28/21	533,000	556,985
6.000%, due 03/01/23	175,000	178,411
Talen Energy Supply LLC 4.625%, due 07/15/19 (a)	200,000	189,000
6.500%, due 06/01/25 (a)	56,000	51,940
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.000%, due 01/15/18 (a)	175,000	173,250
4.125%, due 11/15/19 (a)	450,000	424,125
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875%, due 04/15/23 (a)	300,000	300,750
5.625%, due 03/01/24 (a)	50,000	48,750
Tenet Healthcare Corp. 5.000%, due 03/01/19	600,000	598,944
6.875%, due 11/15/31	300,000	277,500
Tenneco, Inc. 5.375%, due 12/15/24	300,000	309,750

	Principal Amount ($) or Shares	Value $
Tesoro Logistics LP/ Tesoro Logistics Finance Corp. 5.875%, due 10/01/20	100,000	100,250
6.250%, due 10/15/22 (a)	300,000	300,000
Tops Holding LLC/ Tops Markets II Corp. 8.000%, due 06/15/22 (a)	219,000	217,905
TRAC Intermodal LLC/ TRAC Intermodal Corp. 11.000%, due 08/15/19	153,000	166,005
TRI Pointe Holdings, Inc. 4.375%, due 06/15/19	300,000	297,375
Tribune Media Co. 5.875%, due 07/15/22 (a)	225,000	226,688
United Rentals North America, Inc. 6.125%, due 06/15/23	250,000	255,000
5.500%, due 07/15/25	250,000	241,250
Univar USA, Inc. 6.750%, due 07/15/23 (a)	150,000	149,250
US Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375%, due 05/01/21 (a)	256,000	273,894
Valeant Pharmaceuticals International 6.375%, due 10/15/20 (a)	1,050,000	1,094,625
VeriSign, Inc. 5.250%, due 04/01/25	150,000	151,125
Virgin Media Finance PLC 6.375%, due 04/15/23 (a)	525,000	545,669
WCI Communities, Inc. 6.875%, due 08/15/21	345,000	361,387
WESCO Distribution, Inc. 5.375%, due 12/15/21	56,000	54,460
Whiting Petroleum Corp. 5.750%, due 03/15/21	400,000	358,000
6.250%, due 04/01/23	50,000	44,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.250%, due 07/15/19	400,000	414,000
XPO Logistics, Inc. 6.500%, due 06/15/22 (a)	450,000	443,250
York Risk Services Holding Corp. 8.500%, due 10/01/22 (a)	405,000	340,200
Zebra Technologies Corp. 7.250%, due 10/15/22 (a)	480,000	513,600
ZF North America Capital, Inc. 4.750%, due 04/29/25 (a)	300,000	284,250

		59,712,139

56	High Yield Bond Fund

SSGA High Yield Bond Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

International Debt - 16.2%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust 2.750%, due 05/15/17	150,000	148,500
Altice Financing SA 6.500%, due 01/15/22 (a)	100,000	100,250
6.625%, due 02/15/23 (a)	250,000	248,750
Altice Finco SA 8.125%, due 01/15/24 (a)	350,000	353,500
Altice Luxembourg SA 7.750%, due 05/15/22 (a)	425,000	414,375
7.625%, due 02/15/25 (a)	200,000	190,000
ArcelorMittal 5.125%, due 06/01/20	40,000	39,500
Ardagh Finance Holdings SA PIK 8.625%, due 06/15/19 (a)	164,767	173,829
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 3.286%, due 12/15/19 (a)(b)	350,000	343,000
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 7.000%, due 11/15/20 (a)	35,294	35,647
ATS Automation Tooling Systems, Inc. 6.500%, due 06/15/23 (a)	150,000	151,125
Bombardier, Inc. 7.750%, due 03/15/20 (a)	150,000	125,250
Capsugel SA PIK 7.000%, due 05/15/19 (a)	350,000	352,625
CEVA Group PLC 7.000%, due 03/01/21 (a)	285,000	263,625
Columbus International, Inc. 7.375%, due 03/30/21 (a)	300,000	315,750
Commerzbank AG 8.125%, due 09/19/23 (a)	200,000	234,250
Constellium NV 5.750%, due 05/15/24 (a)	400,000	308,000
Coveris Holdings SA 7.875%, due 11/01/19 (a)	500,000	485,000
Digicel Group, Ltd. 8.250%, due 09/30/20 (a)	300,000	277,500
DPx Holdings BV 7.500%, due 02/01/22 (a)	360,000	375,300
Endo, Ltd./Endo Finance LLC/ Endo Finco, Inc. 6.000%, due 07/15/23 (a)	200,000	208,000
Fly Leasing, Ltd. 6.750%, due 12/15/20	350,000	360,500
FMG Resources August 2006 Pty Ltd. 9.750%, due 03/01/22 (a)	245,000	223,869
Global Ship Lease, Inc. 10.000%, due 04/01/19 (a)	325,000	331,500

	Principal Amount ($) or Shares	Value $
INEOS Group Holdings SA 6.125%, due 08/15/18 (a)	300,000	300,375
5.875%, due 02/15/19 (a)	160,000	158,600
Intelsat Jackson Holdings SA 7.500%, due 04/01/21	325,000	314,844
MEG Energy Corp. 6.375%, due 01/30/23 (a)	400,000	322,000
New Red Finance, Inc. 6.000%, due 04/01/22 (a)	450,000	463,500
NOVA Chemicals Corp. 5.000%, due 05/01/25 (a)	400,000	400,000
Perstorp Holding AB 11.000%, due 08/15/17 (a)	350,000	362,250
Royal Bank of Scotland Group PLC 6.125%, due 12/15/22	250,000	269,533
Royal Bank of Scotland Group PLC Series U 7.640%, due 09/30/17 (b)(c)	400,000	423,500
Sable International Finance, Ltd. 8.750%, due 02/01/20 (a)	185,000	196,331
Schaeffler Finance BV 4.750%, due 05/15/23 (a)	300,000	288,750
Schaeffler Holding Finance BV PIK 6.875%, due 08/15/18 (a)	200,000	206,400
6.750%, due 11/15/22 (a)	200,000	213,500
Sensata Technologies BV 5.000%, due 10/01/25 (a)	400,000	388,000
Silver II Borrower/Silver II US Holdings LLC 7.750%, due 12/15/20 (a)	300,000	261,000
Transocean, Inc. 6.500%, due 11/15/20	250,000	205,938
UPCB Finance IV Ltd. 5.375%, due 01/15/25 (a)	300,000	291,000
UPCB Finance VI Ltd. 6.875%, due 01/15/22 (a)	450,000	478,687
Valeant Pharmaceuticals International, Inc. 5.500%, due 03/01/23 (a)	430,000	435,912
Virgin Media Secured Finance PLC 5.250%, due 01/15/26 (a)	100,000	97,000
VTR Finance BV 6.875%, due 01/15/24 (a)	250,000	246,250

		12,383,015

Total Long-Term Investments (cost $74,367,298)		72,095,154

High Yield Bond Fund	57

SSGA High Yield Bond Fund

Schedule of Investments, continued — August 31, 2015

	Principal Amount ($) or Shares	Value $

Short-Term Investment - 3.9%
SSGA Prime Money Market Fund 0.24% (e)(f) (cost $2,985,722)	2,985,722	2,985,722

Total Investments - 98.5% (cost $77,353,020)		75,080,876

Other Assets and Liabilities, Net - 1.5%		1,125,690

Net Assets - 100.0%		76,206,566

Footnotes:

(a)	Restricted security Rule (144A) or Section 4 (2) commercial paper. Security may have contractual restrictions on resale or may have been offered in a private placement transaction. Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(c)	Perpetual floating rate security. Date shown reflects the next reset date.
(d)	All or a portion of the shares of these securities are held as collateral in connection with swap contracts purchased by the Fund.
(e)	Affiliated Fund managed by SSGA Funds Management, Inc. (Note 4).
(f)	The rate shown is the annualized seven-day yield at period end.

Abbreviations:

MTN - Medium Term Notes

PIK - Pay In Kind

PLC - Public Limited Company

Centrally-Cleared Credit Default Swap Contracts
Credit Indices

Reference Entity	Notional Amount*		Fund (Pays)/ Receives Fixed Rate	Termination Date	Value $	Upfront Premiums Received/ (Paid) $	Unrealized Appreciation/ (Depreciation) $

Protection Sold:
Markit CDX North American High Yield Index	USD	990,000	5.00%	6/20/2020	44,728	(66,677)	(21,949)
Markit CDX North American High Yield Index	USD	990,000	5.00%	6/20/2020	44,728	(70,884)	(26,156)

Total							(48,105)

*	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

During the year ended August 31, 2015, average notional value related to swap contracts was $1,630,467 or 2.1% of net assets.

See accompanying notes which are an integral part of the financial statements.

58	High Yield Bond Fund

SSGA High Yield Bond Fund

Schedule of Investments, continued

Presentation of Portfolio Holdings — August 31, 2015

	Value*				% of Net Assets
Categories	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$—	$59,712,139	$—	$59,712,139	78.4
International Debt	—	12,383,015	—	12,383,015	16.2
Short-Term Investment	2,985,722	—	—	2,985,722	3.9

Total Investments	$2,985,722	$72,095,154	$—	$75,080,876	98.5

Other Assets and Liabilities, Net					1.5

					100.00

Liabilities:
Other Financial Instruments**
Credit Default Swap Contracts	$—	$(48,105)	$—	$(48,105)	(0.1)

Total Other Financial Instruments	$—	$(48,105)	$—	$(48,105)	(0.1)

*	For a description of the levels, see Note 2 in the Notes to Financial Statements. During the year ended August 31, 2015, there were no material transfers between levels. The transfers that did occur were the result of fair value pricing using significant observable inputs.
**	Other financial instruments reflected in the Schedule of Investments include credit default swap contracts which are valued at the unrealized appreciation (depreciation) on the instruments.

See accompanying notes which are an integral part of the financial statements.

High Yield Bond Fund	59

SSGA Funds

Statements of Assets and Liabilities — August 31, 2015

	SSGA Dynamic Small Cap Fund	SSGA Clarion Real Estate Fund	SSGA Enhanced Small Cap Fund

Assets
Investments, at cost	$27,361,713	$38,178,652	$29,498,213
Investments, at value (a)(b)	29,207,590	50,723,866	32,957,467
Cash	—	—	—
Due from broker	—	—	43,200
Foreign currency holdings (c)	—	—	—
Unrealized appreciation on forward currency contracts	—	—	—
Daily variation margin on futures contracts	—	—	—
Receivables:
Dividends and interest	17,834	22,189	29,720
Dividends from affiliated money market funds	12	9	42
Investments sold	—	273,067	8,390
Fund shares sold	532	731	17,905
Foreign taxes recoverable	—	—	—
From adviser	42,842	34,149	37,661
Prepaid expenses	256	551	381

Total assets	29,269,066	51,054,562	33,094,766

Liabilities
Payables:
Due to custodian	—	—	8,390
Investments purchased	—	328,908	—
Fund shares redeemed	2,392	122,653	432
Accrued fees to affiliates and trustees	35,622	74,841	49,404
Other accrued expenses	35,441	40,168	36,483
Deferred tax liability	—	—	—
Daily variation margin on futures contracts	—	—	16,487
Daily variation margin on credit default swaps	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—
Payable upon return of securities loaned	5,375,144	4,470,984	—
Notes payable (Note 10)	—	—	—

Total liabilities	5,448,599	5,037,554	111,196

Net Assets	$23,820,467	$46,017,008	$32,983,570

Net Assets Consist of:
Undistributed (Distributions in excess of) net investment income	$82,426	$190,652	$150,785
Accumulated net realized gain (loss)	(15,499,949)	(1,816,710)	2,047,584
Unrealized appreciation (depreciation) on:
Investments (Emerging Markets Fund — net of deferred tax liability for foreign capital gains tax)	1,845,877	12,545,214	3,459,254
Futures contracts	—	—	(55,687)
Credit default swap contracts	—	—	—
Foreign currency-related transactions	—	—	—
Paid in capital	37,392,113	35,097,852	27,381,634

Net Assets	$23,820,467	$46,017,008	$32,983,570

See accompanying notes which are an integral part of the financial statements.

60	Statements of Assets and Liabilities

SSGA Emerging Markets Fund	SSGA International Stock Selection Fund	SSGA High Yield Bond Fund

$164,797,435	$325,403,589	$77,353,020
184,267,860	326,253,071	75,080,876
127,000	—	—
151,700	384,897	107,274
1,474,229	623,856	—
691,644	—	—
150,395	—	—

362,918	1,134,060	1,279,271
321	108	145
13,361,836	1,627,443	87,493
13,974	64,710	5,113
324,388	637,432	243
525,519	383,273	26,911
3,359	3,651	952

201,455,143	331,112,501	76,588,278

—	—	—
195,703	—	200,000
325,509	1,242,978	33,482
1,057,546	396,725	91,636
196,605	53,931	51,543
673,749	—	—
—	—	—
—	—	5,051
1,597,327	—	—
4,543,293	3,247,773	—
9,200,000	—	—

17,789,732	4,941,407	381,712

$183,665,411	$326,171,094	$76,206,566

$(463,309)	$6,889,254	$121,140
35,592,846	(554,089,392)	(1,509,757)

18,808,569	849,482	(2,272,144)
(327,943)	—	—
—	—	(48,105)
(985,917)	(34,548)	—
131,041,165	872,556,298	79,915,432

$183,665,411	$326,171,094	$76,206,566

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	61

SSGA Funds

Statements of Assets and Liabilities — August 31, 2015

	SSGA Dynamic Small Cap Fund	SSGA Clarion Real Estate Fund	SSGA Enhanced Small Cap Fund

Net Asset Value:
Net asset value, offering and redemption price per share: Class N	$37.26	$15.53	$14.81
Net assets	$22,508,298	$45,451,964	$32,432,038
Shares outstanding ($0.001 par value)	604,020	2,925,967	2,190,560
Net asset value and redemption price per share: Class A	$37.21	$15.52	$14.78
Net assets	$9,954	$102,721	$179,381
Shares outstanding ($0.001 par value)	268	6,618	12,134
Maximum Sales Charge	5.25%	5.25%	5.25%
Maximum offering price per share	$39.27	$16.38	$15.60
Net asset value, offering and redemption price per share: Class C	$37.01	$15.45	$14.70
Net assets	$9,900	$118,058	$147,113
Shares outstanding ($0.001 par value)	268	7,640	10,006
Net asset value, offering and redemption price per share: Class I	$37.25	$15.54	$14.81
Net assets	$1,282,328	$241,324	$90,156
Shares outstanding ($0.001 par value)	34,422	15,531	6,088
Net asset value, offering and redemption price per share: Class K	$37.33	$15.55	$14.83
Net assets	$9,987	$102,941	$134,882
Shares outstanding ($0.001 par value)	268	6,618	9,093
Net asset value, offering and redemption price per share: Select Class	$—	$—	$—
Net assets	$—	$—	$—
Shares outstanding ($0.001 par value)	—	—	—

(a) Securities on loan included in investments	$5,712,651	$6,157,410	$—
(b) Investments in affiliated issuers, SSGA Prime Money Market Fund and State Street Navigator Securities Lending Prime Portfolio	$5,623,763	$4,674,395	$992,460
(c) Foreign currency holdings — cost	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

62	Statements of Assets and Liabilities

SSGA Emerging Markets Fund	SSGA International Stock Selection Fund	SSGA High Yield Bond Fund

$9.30	$10.65	$7.55
$171,885,312	$325,555,597	$75,631,734
18,480,524	30,559,095	10,013,928
$9.29	$10.64	$7.55
$19,195	$15,908	$8,981
2,066	1,494	1,189
5.25%	5.25%	3.75%
$9.80	$11.23	$7.84
$9.24	$10.58	$7.55
$49,481	$91,709	$89,735
5,353	8,666	11,891
$9.30	$10.65	$7.56
$1,447,438	$498,632	$467,128
155,690	46,810	61,803
$9.31	$10.67	$7.56
$4,985	$9,248	$8,988
535	867	1,189
$9.32	$—	$—
$10,259,000	$—	$—
1,100,443	—	—

$4,972,708	$3,033,762	$—
$4,871,221	$6,740,255	$2,985,722
$1,477,322	$625,411	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	63

SSGA Funds

Statements of Operations — For the Year Ended August 31, 2015

	SSGA Dynamic Small Cap Fund	SSGA Clarion Real Estate Fund	SSGA Enhanced Small Cap Fund

Investment Income
Dividends (net of foreign taxes withheld of $0, $0, $350, $1,112,142, $851,291, $0, respectively)	$417,243	$1,340,310	$708,992
Dividends from affiliated money market funds	87	7,294	275
Interest	—	—	—
Securities lending income	32,424	7,025	—

Total investment income	449,754	1,354,629	709,267

Expenses
Advisory fees	186,047	338,938	161,873
Administration fees	13,802	20,312	16,966
Custodian fees	31,200	26,860	46,356
Distribution fees — Class N	54,739	115,994	80,100
Distribution fees — Class A	25	272	359
Distribution fees — Class C	101	1,173	1,034
Distribution fees — Select Class	—	—	—
Transfer agent fees	93,474	102,807	85,320
Professional fees	36,894	37,095	36,942
Registration fees	60,896	63,614	62,468
Shareholder servicing fees — Class N	5,897	12,764	8,900
Shareholder servicing fees — Class A	21	218	287
Shareholder servicing fees — Class C	21	234	207
Shareholder servicing fees — Class I	894	513	189
Shareholder servicing fees — Select Class	—	—	—
Trustees’ fees	14,829	14,822	14,826
Insurance fees	314	633	475
Printing fees	6,747	19,162	8,284
Miscellaneous	9,368	6,383	4,867

Expenses before reductions	515,269	761,794	529,453
Expense reductions	(242,584)	(239,304)	(258,328)

Net expenses	272,685	522,490	271,125

Net investment income	177,069	832,139	438,142

Net Realized and Unrealized Gain (Loss)
Net realized gain/(loss) on:
Investments (Net of foreign capital gains taxes of $0, $0, $0, $739,228, $0 and $0, respectively)	1,040,954	6,959,886	2,498,242
Futures contracts	39,220	—	(5,868)
Credit default swap contracts	—	—	—
Foreign currency-related transactions	—	—	—

Net realized gain (loss)	1,080,174	6,959,886	2,492,374

Net change in unrealized appreciation/depreciation on:
Investments (Net of foreign capital gains taxes of $0, $0, $0, $661,856, $0 and $0, respectively)	(1,069,468)	(7,207,706)	(2,605,125)
Futures contracts	—	—	(77,899)
Foreign currency-related transactions	—	—	—
Credit default swap contracts	—	—	—

Net change in unrealized appreciation/depreciation	(1,069,468)	(7,207,706)	(2,683,024)

Net realized and unrealized loss	10,706	(247,820)	(190,650)

Net Increase (Decrease) in Net Assets from Operations	$187,775	$584,319	$247,492

See accompanying notes which are an integral part of the financial statements.

64	Statements of Operations

SSGA Emerging Markets Fund	SSGA International Stock Selection Fund	SSGA High Yield Bond Fund

$9,541,555	$11,614,907	$—
733	803	930
34,651	433	5,522,878
52,041	117,612	—

9,628,980	11,733,755	5,523,808

2,666,040	2,695,982	270,287
92,511	101,226	29,079
661,503	193,798	50,598
693,691	807,942	201,588
33	26	23
689	952	936
210	—	—
258,017	183,622	98,104
76,638	43,592	52,655
86,353	64,647	62,231
76,493	88,107	21,292
26	20	18
138	190	187
1,927	528	777
11,556	—	—
14,502	14,717	14,805
673	5,549	1,434
171,755	55,016	14,166
79,711	57,210	7,167

4,892,466	4,313,124	825,347
(523,309)	(716,452)	(149,646)

4,369,157	3,596,672	675,701

5,259,823	8,137,083	4,848,107

63,121,226	26,428,452	(1,441,330)
(1,399,388)	(648,846)	—
—	—	27,024
(3,222,291)	(379,842)	—

58,499,547	25,399,764	(1,414,306)

(161,956,662)	(50,448,291)	(5,732,719)
(383,100)	—	—
(831,747)	11,783	—
—	—	(48,105)

(163,171,509)	(50,436,508)	(5,780,824)

(104,671,962)	(25,036,744)	(7,195,130)

$(99,412,139)	$(16,899,661)	$(2,347,023)

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	65

SSGA Funds

Statements of Changes in Net Assets

	SSGA Dynamic Small Cap Fund		SSGA Clarion Real Estate Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Increase (Decrease) in Net Assets

Operations
Net investment income	$177,069	$101,795	$832,139	$717,192
Net realized gain (loss)	1,080,174	2,875,886	6,959,886	2,046,472
Net change in unrealized appreciation (depreciation)	(1,069,468)	580,430	(7,207,706)	7,183,197

Net increase (decrease) in net assets from operations	187,775	3,558,111	584,319	9,946,861

Voluntary contribution from Adviser	—	—	—	—

Distributions
From net investment income
Class N	(128,641)	(155,550)	(705,477)	(711,125)
Class A	(45)	—	(1,347)	(5)
Class C	(13)	—	(906)	—
Class I	(2,289)	—	(2,393)	(21)
Class K	(64)	—	(1,641)	(34)
Select Class	—	—	—	—
From net realized gains
Class N	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class K	—	—	—	—
Select Class	—	—	—	—

Net decrease in net assets from distributions	(131,052)	(155,550)	(711,764)	(711,185)

Share Transactions
Net increase (decrease) in net assets from share transactions (Note 6)	(412,340)	(2,735,410)	(6,785,069)	3,738,241

Total Net Increase (Decrease) in Net Assets	(355,617)	667,151	(6,912,514)	12,973,917

Net Assets
Beginning of year	24,176,084	23,508,933	52,929,522	39,955,605

End of year	$23,820,467	$24,176,084	$46,017,008	$52,929,522

Undistributed (overdistributed) net investment income included in net assets	$82,426	$21,771	$190,652	$73,527

See accompanying notes which are an integral part of the financial statements.

66	Statements of Changes in Net Assets

SSGA Enhanced Small Cap Fund		SSGA Emerging Markets Fund		SSGA International Stock Selection Fund
Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

$438,142	$252,192	$5,259,823	$13,832,401	$8,137,083	$9,674,540
2,492,374	5,762,262	58,499,547	200,687,930	25,399,764	60,733,635
(2,683,024)	(64,567)	(163,171,509)	(87,047,608)	(50,436,508)	(5,193,864)

247,492	5,949,887	(99,412,139)	127,472,723	(16,899,661)	65,214,311

—	—	—	252,840	—	—

(292,624)	(585,136)	(7,083,502)	(19,817,580)	(3,460,820)	(16,373,374)
(817)	—	(181)	—	(83)	—
(320)	—	(1,521)	—	(510)	—
(982)	—	(30,496)	—	(3,618)	—
(112)	—	(198)	—	(102)	—
—	—	(1,977,714)	(6,564,308)	—	—

(4,434,304)	—	(119,649,881)	(76,697,086)	—	—
(14,347)	—	(3,149)	—	—	—
(14,519)	—	(31,451)	—	—	—
(14,290)	—	(488,564)	—	—	—
(1,425)	—	(3,151)	—	—	—
—	—	(31,676,855)	(21,345,545)	—	—

(4,773,740)	(585,136)	(160,946,663)	(124,424,519)	(3,465,133)	(16,373,374)

5,495,643	(2,671,602)	(215,844,066)	(478,667,991)	(39,248,360)	(31,147,624)

969,395	2,693,149	(476,202,868)	(475,366,947)	(59,613,154)	17,693,313

32,014,175	29,321,026	659,868,279	1,135,235,226	385,784,248	368,090,935

$32,983,570	$32,014,175	$183,665,411	$659,868,279	$326,171,094	$385,784,248

$150,785	$31,633	$(463,309)	$4,740,561	$6,889,254	$965,925

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	67

SSGA Funds

Statements of Changes in Net Assets

	SSGA High Yield Bond Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014

Increase (Decrease) in Net Assets

Operations
Net investment income	$4,848,107	$5,619,460
Net realized gain (loss)	(1,414,306)	1,552,254
Net change in unrealized appreciation (depreciation)	(5,780,824)	2,599,509

Net increase (decrease) in net assets from operations	(2,347,023)	9,771,223

Voluntary contribution from Adviser	—	—

Distributions
From net investment income
Class N	(5,177,842)	(5,650,162)
Class A	(526)	(54)
Class C	(4,569)	(491)
Class I	(23,798)	(55)
Class K	(566)	(57)
Select Class	—	—
From net realized gains
Class N	(1,544,310)	(4,914,908)
Class A	(184)	—
Class C	(1,839)	—
Class I	(16,490)	—
Class K	(184)	—
Select Class	—	—

Net decrease in net assets from distributions	(6,770,308)	(10,565,727)

Share Transactions
Net increase (decrease) in net assets from share transactions (Note 6)	(3,702,872)	564,564

Total Net Increase (Decrease) in Net Assets	(12,820,203)	(229,940)

Net Assets
Beginning of year	89,026,769	89,256,709

End of year	$76,206,566	$89,026,769

Undistributed (overdistributed) net investment income included in net assets	$121,140	$413,087

See accompanying notes which are an integral part of the financial statements.

68	Statements of Changes in Net Assets

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SSGA Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Voluntary Contribution from Adviser	$ Distributions from Net Investment Income
SSGA Dynamic Small Cap Fund
Class N
August 31, 2015	37.33	0.27	(0.14)	0.13	—	(0.20)
August 31, 2014	31.76	0.17	5.67	5.84	—	(0.27)
August 31, 2013	24.28	0.17	7.56	7.73	0.01	(0.26)
August 31, 2012	20.89	0.25	3.14	3.39	—	—
August 31, 2011	15.80	(0.05)	5.14	5.09	—	—
Class A
August 31, 2015	37.32	0.19	(0.13)	0.06	—	(0.17)
August 31, 2014*	37.38	(0.01)	(0.05)	(0.06)	—	—
Class C
August 31, 2015	37.28	(0.10)	(0.12)	(0.22)	—	(0.05)
August 31, 2014*	37.38	(0.05)	(0.05)	(0.10)	—	—
Class I
August 31, 2015	37.33	0.25	(0.10)	0.15	—	(0.23)
August 31, 2014*	37.38	0.00 (f)	(0.05)	(0.05)	—	—
Class K
August 31, 2015	37.34	0.36	(0.13)	0.23	—	(0.24)
August 31, 2014*	37.38	0.01	(0.05)	(0.04)	—	—
SSGA Clarion Real Estate Fund
Class N
August 31, 2015	15.54	0.26	(0.05)	0.21	—	(0.22)
August 31, 2014	12.63	0.23	2.91	3.14	—	(0.23)
August 31, 2013	13.11	0.21	(0.46)	(0.25)	—	(0.23)
August 31, 2012	11.07	0.21	2.00	2.21	—	(0.17)
August 31, 2011	9.49	0.14	1.60	1.74	—	(0.16)
Class A
August 31, 2015	15.54	0.23	(0.05)	0.18	—	(0.20)
August 31, 2014*	15.11	(0.11)	0.54	0.43	—	0.00 (f)
Class C
August 31, 2015	15.53	0.10	(0.04)	0.06	—	(0.14)
August 31, 2014*	15.11	(0.12)	0.54	0.42	—	—
Class I
August 31, 2015	15.55	0.23	(0.01)	0.22	—	(0.23)
August 31, 2014*	15.11	(0.10)	0.54	0.44	—	0.00 (f)
Class K
August 31, 2015	15.55	0.30	(0.05)	0.25	—	(0.25)
August 31, 2014*	15.11	(0.10)	0.55	0.45	—	(0.01)

*	For the period July 7, 2014 (commencement of operations) to August 31, 2014.
(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	If the Adviser had not made a one-time voluntary contribution during the period ended August 31, 2013, the total return would have been 31.70%.
(f)	Less than $0.005 per share.

See accompanying notes which are an integral part of the financial statements.

70	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(d)	% Ratio of Expenses to Average Net Assets, Gross(b)(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate(c)

(0.20)	37.26	0.33	22,508	1.10	2.08	0.72	73
(0.27)	37.33	18.42	24,136	1.20	1.82	0.46	189
(0.26)	31.76	32.20 (e)	23,509	1.25	2.28	0.61	147
—	24.28	16.23	10,007	1.25	3.51	1.10	160
—	20.89	32.22	9,115	1.25	3.38	(0.24)	179

(0.17)	37.21	0.15	10	1.30	2.28	0.49	73
—	37.32	(0.16)	10	1.20	3.04	(0.17)	189

(0.05)	37.01	(0.60)	10	2.05	3.03	(0.26)	73
—	37.28	(0.29)	10	1.93	3.77	(0.91)	189

(0.23)	37.25	0.40	1,282	1.05	2.03	0.65	73
—	37.33	(0.13)	10	0.95	2.79	0.08	189

(0.24)	37.33	0.61	10	0.85	1.83	0.94	73
—	37.34	(0.11)	10	0.76	2.62	0.26	189

(0.22)	15.53	1.33	45,452	1.00	1.46	1.60	38
(0.23)	15.54	25.11	52,518	1.00	1.36	1.62	32
(0.23)	12.63	(1.94)	39,956	1.00	1.43	1.60	58
(0.17)	13.11	20.22	62,155	1.00	1.32	1.76	21
(0.16)	11.07	18.41	58,135	1.00	1.26	1.29	12

(0.20)	15.52	1.14	103	1.20	1.66	1.39	38
0.00 (f)	15.54	2.85	103	1.18	1.53	(4.51)	32

(0.14)	15.45	0.33	118	1.95	2.41	0.62	38
—	15.53	2.78	103	1.91	2.27	(5.25)	32

(0.23)	15.54	1.35	241	0.95	1.41	1.38	38
0.00 (f)	15.55	2.93	103	0.93	1.29	(4.27)	32

(0.25)	15.55	1.62	103	0.75	1.21	1.84	38
(0.01)	15.55	2.95	103	0.74	1.08	(4.07)	32

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	71

SSGA Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Voluntary Contribution from Adviser	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
SSGA Enhanced Small Cap Fund
Class N
August 31, 2015	17.12	0.19	0.13	0.32	—	(0.11)	(2.52)
August 31, 2014	14.44	0.13	2.84	2.97	—	(0.29)	—
August 31, 2013	11.54	0.18	2.84	3.02	—	(0.12)	—
August 31, 2012	10.14	0.11	1.37	1.48	—	(0.08)	—
August 31, 2011	7.95	0.07	2.17	2.24	—	(0.05)	—
Class A
August 31, 2015	17.11	0.17	0.11	0.28	—	(0.09)	(2.52)
August 31, 2014*	17.23	(0.02)	(0.10)	(0.12)	—	—	—
Class C
August 31, 2015	17.10	0.05	0.11	0.16	—	(0.04)	(2.52)
August 31, 2014*	17.23	(0.04)	(0.09)	(0.13)	—	—	—
Class I
August 31, 2015	17.12	0.20	0.12	0.32	—	(0.11)	(2.52)
August 31, 2014*	17.23	(0.01)	(0.10)	(0.11)	—	—	—
Class K
August 31, 2015	17.13	0.21	0.14	0.35	—	(0.13)	(2.52)
August 31, 2014*	17.23	(0.01)	(0.09)	(0.10)	—	—	—
SSGA Emerging Markets Fund
Class N
August 31, 2015	19.22	0.20	(3.89)	(3.69)	—	(0.39)	(5.84)
August 31, 2014	18.47	0.26	2.53	2.79	0.01	(0.44)	(1.61)
August 31, 2013	18.71	0.37	(0.28)	0.09	—	(0.33)	—
August 31, 2012	20.81	0.34	(2.14)	(1.80)	—	(0.30)	—
August 31, 2011	19.20	0.29	1.70	1.99	—	(0.38)	—
Class A
August 31, 2015	19.22	0.26	(3.97)	(3.71)	—	(0.38)	(5.84)
August 31, 2014*	18.68	0.07	0.46 (g)	0.53 (g)	0.01	—	—
Class C
August 31, 2015	19.20	0.07	(3.87)	(3.80)	—	(0.32)	(5.84)
August 31, 2014*	18.68	0.04	0.47 (g)	0.51 (g)	0.01	—	—
Class I
August 31, 2015	19.23	0.20	(3.88)	(3.68)	—	(0.41)	(5.84)
August 31, 2014*	18.68	0.07	0.47 (g)	0.54 (g)	0.01	—	—
Class K
August 31, 2015	19.23	0.23	(3.89)	(3.66)	—	(0.42)	(5.84)
August 31, 2014*	18.68	0.08	0.46 (g)	0.54 (g)	0.01	—	—
Select Class
August 31, 2015	19.24	0.16	(3.83)	(3.67)	—	(0.41)	(5.84)
August 31, 2014	18.53	0.31	2.52	2.83	0.01	(0.52)	(1.61)
August 31, 2013	18.79	0.38	(0.23)	0.15	—	(0.41)	—
August 31, 2012	20.90	0.36	(2.13)	(1.77)	—	(0.34)	—
August 31, 2011	19.28	0.31	1.73	2.04	—	(0.42)	—

*	For the period July 7, 2014 (commencement of operations) to August 31, 2014.
(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 15.62% for Class N, 15.94% for Select Class, 2.84% for Class A, 2.73% for Class C, 2.89% for Class I, and 2.89% for Class K of SSGA Emerging Markets Fund.
(f)	If the Adviser had not made a contribution during the period ended August 31, 2013, the total return would have been 0.41% and 0.66% for the Class N shares and Select Class of SSGA Emerging Markets Fund, respectively.
(g)	Amount previously presented has been restated by $0.01.

See accompanying notes which are an integral part of the financial statements.

72	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(d)	% Ratio of Expenses to Average Net Assets, Gross(b)(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate(c)

(2.63)	14.81	1.74	32,432	0.75	1.47	1.22	90
(0.29)	17.12	20.71	31,706	0.75	1.28	0.78	71
(0.12)	14.44	26.45	29,321	0.75	1.36	1.35	57
(0.08)	11.54	14.76	27,134	0.75	1.58	1.06	64
(0.05)	10.14	28.19	27,311	0.75	1.44	0.69	57

(2.61)	14.78	1.51	179	0.95	1.67	1.09	90
—	17.11	(0.70)	99	0.93	1.98	(0.77)	71

(2.56)	14.70	0.70	147	1.70	2.42	0.31	90
—	17.10	(0.75)	99	1.67	2.72	(1.51)	71

(2.63)	14.81	1.76	90	0.70	1.42	1.26	90
—	17.12	(0.64)	99	0.69	1.73	(0.52)	71

(2.65)	14.83	1.93	135	0.50	1.21	1.39	90
—	17.13	(0.58)	10	0.49	1.50	(0.32)	71

(6.23)	9.30	(22.67)	171,885	1.25	1.40	1.54	78
(2.05)	19.22	15.68 (e)	495,509	1.20	1.24	1.44	89
(0.33)	18.47	0.45 (f)	938,195	1.25	1.26	1.86	56
(0.30)	18.71	(8.63)	1,273,588	1.25	1.28	1.80	74
(0.38)	20.81	10.25	1,451,810	1.25	1.26	1.29	50

(6.22)	9.29	(22.73)	19	1.45	1.59	2.19	78
—	19.22	2.89 (e)	10	1.36	1.77	2.27	89

(6.16)	9.24	(23.43)	49	2.20	2.34	0.56	78
—	19.20	2.78 (e)	103	2.11	2.52	1.51	89

(6.25)	9.30	(22.56)	1,447	1.20	1.34	1.83	78
—	19.23	2.94 (e)	10	1.12	1.52	2.52	89

(6.26)	9.31	(22.49)	5	1.01	1.15	1.78	78
—	19.23	2.94 (e)	10	0.97	1.42	2.65	89

(6.25)	9.32	(22.40)	10,259	1.03	1.17	1.05	78
(2.13)	19.24	15.95 (e)	164,226	0.98	1.03	1.68	89
(0.41)	18.53	0.69 (f)	197,040	1.03	1.04	1.92	56
(0.34)	18.79	(8.42)	436,595	1.02	1.05	1.90	74
(0.42)	20.90	10.48	715,328	1.02	1.04	1.40	50

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	73

SSGA Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
SSGA International Stock Selection Fund
Class N
August 31, 2015	11.24	0.25	(0.74)	(0.49)	(0.10)	—
August 31, 2014	9.90	0.27	1.53	1.80	(0.46)	—
August 31, 2013	8.61	0.23	1.40	1.63	(0.34)	—
August 31, 2012	9.24	0.23	(0.53)	(0.30)	(0.33)	—
August 31, 2011	8.81	0.23	0.46	0.69	(0.26)	—
Class A
August 31, 2015	11.23	0.24	(0.73)	(0.49)	(0.10)	—
August 31, 2014*	11.54	0.03	(0.34)	(0.31)	—	—
Class C
August 31, 2015	11.22	0.15	(0.73)	(0.58)	(0.06)	—
August 31, 2014*	11.54	0.02	(0.34)	(0.32)	—	—
Class I
August 31, 2015	11.24	0.29	(0.76)	(0.47)	(0.12)	—
August 31, 2014*	11.54	0.03	(0.33)	(0.30)	—	—
Class K
August 31, 2015	11.24	0.28	(0.73)	(0.45)	(0.12)	—
August 31, 2014*	11.54	0.04	(0.34)	(0.30)	—	—
SSGA High Yield Bond Fund
Class N
August 31, 2015	8.36	0.42	(0.62)	(0.20)	(0.46)	(0.15)
August 31, 2014	8.40	0.47	0.36	0.83	(0.47)	(0.40)
August 31, 2013	8.36	0.49	0.08	0.57	(0.51)	(0.02)
August 31, 2012	7.90	0.52	0.48	1.00	(0.54)	—
August 31, 2011	7.84	0.58	0.06	0.64	(0.58)	—
Class A
August 31, 2015	8.36	0.41	(0.63)	(0.22)	(0.44)	(0.15)
August 31, 2014*	8.41	0.07	(0.07)	—	(0.05)	—
Class C
August 31, 2015	8.36	0.35	(0.63)	(0.28)	(0.38)	(0.15)
August 31, 2014*	8.41	0.06	(0.07)	(0.01)	(0.04)	—
Class I
August 31, 2015	8.36	0.42	(0.61)	(0.19)	(0.46)	(0.15)
August 31, 2014*	8.41	0.07	(0.07)	—	(0.05)	—
Class K
August 31, 2015	8.36	0.45	(0.62)	(0.17)	(0.48)	(0.15)
August 31, 2014*	8.41	0.07	(0.07)	—	(0.05)	—

*	For the period July 7, 2014 (commencement of operations) to August 31, 2014.
(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	If the Adviser had not made a contribution during the period ended August 31, 2013, the total return would have been 0.41% and 0.66% for the Class N shares and Select Class of SSGA Emerging Markets Fund, respectively.

See accompanying notes which are an integral part of the financial statements.

74	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(d)	% Ratio of Expenses to Average Net Assets, Gross(b)(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate(c)

(0.10)	10.65	(4.31)	325,556	1.00	1.20	2.26	60
(0.46)	11.24	18.31	385,784	1.02	1.19	2.46	74
(0.34)	9.90	19.45 (e)	368,091	1.00	1.19	2.41	54
(0.33)	8.61	(3.16)	387,120	1.00	1.21	2.65	90
(0.26)	9.24	7.61	766,126	1.00	1.19	2.27	77

(0.10)	10.64	(4.39)	16	1.20	1.40	2.16	60
—	11.23	(2.69)	10	1.17	1.50	1.65	74

(0.06)	10.58	(5.18)	92	1.95	2.15	1.34	60
—	11.22	(2.77)	97	1.91	2.25	0.91	74

(0.12)	10.65	(4.21)	499	0.95	1.16	2.61	60
—	11.24	(2.60)	10	0.92	1.24	1.90	74

(0.12)	10.67	(4.01)	9	0.75	0.96	2.54	60
—	11.24	(2.60)	10	0.73	1.11	2.09	74

(0.61)	7.55	(2.38)	75,632	0.75	0.92	5.38	100
(0.87)	8.36	10.49	89,027	0.73	0.78	5.61	79
(0.53)	8.40	6.85	89,257	0.75	0.79	5.70	112
(0.54)	8.36	13.17	113,999	0.75	0.88	6.30	196
(0.58)	7.90	8.16	78,626	0.75	0.83	7.02	294

(0.59)	7.55	(2.57)	9	0.94	1.11	5.21	100
(0.05)	8.36	(0.05)	10	0.93	1.19	5.18	79

(0.53)	7.55	(3.28)	90	1.70	1.87	4.45	100
(0.04)	8.36	(0.09)	99	1.67	1.95	4.45	79

(0.61)	7.56	(2.22)	467	0.70	0.87	5.42	100
(0.05)	8.36	(0.03)	10	0.68	0.94	5.43	79

(0.63)	7.56	(2.16)	9	0.50	0.67	5.66	100
(0.05)	8.36	(0.02)	10	0.50	0.81	5.63	79

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	75

SSGA Funds

Notes to Financial Statements — August 31, 2015

1.	Organization

The SSGA Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Massachusetts business trust on October 3, 1987 and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Agreement”).

As of August 31, 2015, the Trust consisted of eleven (11) series and corresponding classes, each of which have the same rights and privileges, including voting rights. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at a $.001 par value. The financial statements herein relate to the following series (each a “Fund” and, collectively, the “Funds”):

Fund	Classes	Commencement of Operations:
SSGA Dynamic Small Cap Fund (diversified)	Class N Class A Class C Class I Class K	July 1, 1992 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSGA Clarion Real Estate Fund (non-diversified)	Class N Class A Class C Class I Class K	April 29, 1998 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSGA Enhanced Small Cap Fund (diversified)	Class N Class A Class C Class I Class K	March 22, 2005 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSGA Emerging Markets Fund (diversified)	Class N Select Class[1] Class A Class C Class I Class K	March 1, 1994 November 28, 2005 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSGA International Stock Selection Fund (diversified)	Class N Class A Class C Class I Class K	March 7, 1995 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSGA High Yield Bond Fund (diversified)	Class N Class A Class C Class I Class K	May 4, 1998 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014

The financial statements of the remaining 5 series are presented in separate reports.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

1	Select Class shares of the SSGA Emerging Markets Fund may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the Investment Company or State Street Global Markets LLC to offer shares (“Select Intermediaries”). Select Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the State Street Global Markets LLC with respect to investments of its accounts in the Select Class.

76	Notes to Financial Statements

SSGA Funds

Notes to Financial Statements, continued — August 31, 2015

Deloitte & Touche LLP (“Deloitte & Touche”) served as independent registered certified public accounting firm through November 19, 2014. On November 19, 2014, upon recommendation by the Audit Committee of the Funds, the Funds’ Board of Trustees selected Ernst & Young LLP to replace Deloitte & Touche as the independent public accountant for the fiscal year ending August 31, 2015.

The reports of Deloitte & Touche on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through November 19, 2014, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and Deloitte & Touche furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services Investment Companies (“ASC 946”).

Security Valuation

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to policies and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments. The members of the Committee are approved by the Board. Valuation techniques used to value each Fund’s investments by major category are as follows:

•

Equity investments (including preferred stock and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no prices are obtained from the pricing services or brokers, valuation will be based upon the intrinsic value.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit. Money market funds generally value portfolio investments using the amortized cost method as set forth in Rule 2a-7 under the 1940 Act and in accordance with funds’ procedures to stabilize net asset value.

•

Debt obligations (both governmental and non-governmental) purchased with greater than sixty days to maturity and not investment grade are valued at last reported evaluated bid prices obtained from independent pricing services or brokers. In

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determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•

Exchange-traded futures contracts are valued at the settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

•

Forward foreign currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. The rates are obtained from independent pricing services in accordance with valuation policy and procedures approved by the Board.

•

Swap agreements are valued daily based upon prices supplied by Board approved pricing vendors or through brokers. Depending on the product and terms of transaction, the value of agreements is determined using a series of techniques including valuation models that incorporate a number of market data factors, such as discounted cash flows, yields, curves, trades and values of the underlying reference instruments. In the event the advisor is unable to obtain an independent, third–party valuation on the settlement date of the swap agreements, the agreements will be fair valued.

•

Equity-Linked Securities are valued at the last reported sale or settlement price of the linked referenced equity. Foreign exchange adjustments, if any, are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency.

In the event prices or quotations are not readily available or that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with valuation policies and procedures approved by the Board.

Fair value pricing could result in a difference between the prices used to calculate a Funds’ net asset value and the prices used by the Funds’ benchmark indices, which in turn could result in a difference between the Funds’ performance and the performance of the Funds’ benchmark indices. Various inputs are used in determining the value of Funds’ investments. These inputs are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes. The Funds value its assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. During the year ended August 31, 2015, there were no material transfers between levels except for the International Stock Selection Fund which had $40,644,198 transferred from Level 1 to Level 2 due to a market closure in observance of a holiday.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at the source, if any. Interest income, if any, is recorded daily on an accrual basis. All premiums and discounts are amortized / accreted for financial

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reporting purposes using the interest method. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts, if any, are recorded as a reduction of the cost of investments or reclassified to capital gains. Certain Funds invest in Real Estate Investment Trusts (REITs). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as income, return of capital, or capital gain. The Funds’ policy is to record all REIT distributions initially as dividend income and re-designate to return of capital or capital gain distributions at year end based on information provided by the REIT and management’s estimates of such re-designations for which actual information has not yet been reported. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions are determined using the identified cost method.

Expenses

Certain expenses, which are directly identifiable to a specific Fund are applied to that Fund. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Investment income, realized and unrealized gains and losses, certain fund level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and shareholder servicing fees. Differences in class specific level expenses may result in payment of different per share dividends by class.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates deemed appropriate pursuant to the valuation policies and procedures at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of transactions. The Funds do not isolate the effect of fluctuations in foreign exchange from the effect of fluctuations in the market price of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

High Yield Securities

The SSGA High Yield Bond Fund may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Loan Agreements

The SSGA High Yield Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. These investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Forward Foreign Currency Contracts

Certain Funds may engage in forward foreign currency contracts to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Forward foreign currency contracts are valued based on that day’s

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prevailing forward exchange rate for the underlying currencies and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Certain risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gains on appreciated contracts, if any. Additionally, when utilizing forward foreign currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

For the year ended August 31, 2015, the Emerging Markets Fund entered into forward foreign currency exchange contracts.

Futures Contracts

Certain Funds may enter into future contracts to meet the Funds’ objectives. A Future contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Funds, which is recorded on the Statement of Assets and Liabilities. The Funds recognize a realized gain or loss when the contract is closed, which is recorded on the Statement of Operations. The risk of loss in trading futures contracts in some strategies is potentially unlimited. Losses may arise if the value of futures contract decreases due to unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of future contracts also involves the risk of an imperfect correlation in the movements in the price of the future contracts and the assets underlying such contracts.

For the year ended August 31, 2015, the following Funds entered into future contracts primarily for the strategies listed below:

Funds	Strategies
SSGA Enhanced Small Cap Fund	Exposing cash reserves to markets
SSGA Emerging Markets Fund	Return enhancement, hedging and exposing cash reserves to markets
SSGA International Stock Selection Fund	Exposing cash reserves to markets
SSGA High Yield Bond Fund	Hedging duration

Swaps:

Certain funds may enter into swap agreements, in which a Fund and counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“BL OTC”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

A BL OTC swap is a transaction between a fund and dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. For BL OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as credit default swap contracts premiums paid and credit default swap contracts premiums received, respectively, in the Statements of Assets and Liabilities and amortized to realized gain/loss ratably over the term of the BL OTC swap. Payments received or made by the Fund for BL OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When a BL OTC swap is terminated, a Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty (“CCP”), with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin if any, are designated on the Schedule of

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Investments and cash deposited is segregated and recorded on the Statements of Assets and Liabilities as Due from broker. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations. For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination.

Credit default swaps

The SSGA High Yield Bond Fund may enter into a credit default swap or a total return swap for hedging purposes or to seek to increase total return of the Fund. Credit default swap contracts may be entered into OTC or may be executed through a clearinghouse (“cleared credit default swap”). The Fund enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Accordingly, the Fund does not follow hedge accounting, even for derivatives employed as economic hedges.

Credit default swaps are typically governed by the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement or similar agreement (“Master Agreements”). A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry’s inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry’s inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Entering into a swap contract involves, to varying degrees, elements of credit, market and/or interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

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Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swap agreements in a net liability position as of August 31, 2015 is disclosed in the footnotes to the Schedule of Investments. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. If a defined credit event had occurred as of August 31, 2015, the swap agreement’s credit-risk-related contingent features would have been triggered and, for those swap agreements in a net liability position for which the fund is the protection seller, the fund in order to settle these swap agreements would have been required to either (1) pay the swap agreement’s notional value of $1,980,000 less the value of the agreements’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

The aggregate value of the collateral of the credit default swaps held as of August 31, 2015, was $107,274.

Risks associated with Derivatives

Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative. When the Fund invests in a derivative instrument, the future exposure is potentially unlimited. The value of a derivative instrument will depend on the ability and the willingness of the Funds’ derivative counterparty to perform its obligations under the transaction. A liquid secondary market may not always exist for the Funds’ derivative positions at any time and may impact the Funds’ ability to establish fair market value of a derivative transaction and close out derivative positions. Although the use of derivatives is intended to complement the Funds’ performance, it may instead reduce returns and increase volatility. The measurement of the risks associated with derivative instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets or engage in other appropriate measures to cover its obligations under these derivative instruments.

Regulations recently adopted or proposed by regulators in the U.S. and other countries may substantially affect the markets in which derivatives are traded, including requiring central clearing and reporting of transactions that may not have been previously required to be reported or cleared. These regulations may require, among other things, that the Funds post greater amounts of collateral or margin than the amounts currently posted by the Funds on a bilateral basis with its derivatives counterparties or with derivatives clearing organizations. In addition, the regulations may make certain types of derivatives uneconomical or unavailable to the Funds, and they may substantially reduce the liquidity for some derivatives. The full extent of the new regulations and their effects on the derivatives markets are not known at this time.

Certain derivatives, including forward foreign currency contracts and some swap contracts, as applicable, are entered into OTC under the terms and conditions of an ISDA Master Agreement, which are separately negotiated with each counterparty.

An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments.

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Notional principal amounts are one component used to calculate the amount of exposure to the underlying instrument, but is not the amount delivered under the contract. Accordingly, credit risk is limited to any amounts receivable from the counterparty. To reduce credit risk from potential counterparty default, the Fund enters into swap contracts with counterparties whose creditworthiness has been approved by the Trustee. The Fund bears the market risk arising from any change in index or security values or interest rates.

The fair values of the Funds’ derivative instruments as shown on the Statements of Assets and Liabilities, categorized by risk exposure for the year ended August 31, 2015 were as follows:

Asset Derivatives
		Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Other Contracts Risk	Total

SSGA Emerging Markets Fund	Forward Contract(a)	$—	$691,644	$—	$—	$—	$—	$691,644
	Futures Contract(b)	—	—	—	150,395	—	—	150,395

(a)	Unrealized appreciation on forward foreign currency contracts
(b) Daily	variation margin on futures contracts

Liability Derivatives
		Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Other Contracts Risk	Total

SSGA Enhanced Small Cap Fund	Futures Contract(a)	$—	$—	$—	$(16,487)	$—	$—	$(16,487)
SSGA Emerging Markets Fund	Forward Contract(b)	—	(1,597,327)	—	—	—	—	(1,597,327)
SSGA High Yield Bond Fund	Credit Default Swap Contracts(c)	—	—	(48,105)	—	—	—	(48,105)

(a)	Daily variation margin on futures contracts
(b)	Unrealized depreciation on forward foreign currency contracts
(c)	Amount represent the cumulative appreciation/(depreciation) as reported in the Schedule of Investments. The Statements of Assets and Liabilities only reflects the current day’s net variation margin.

Net Realized Gain (Loss)
		Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Other Contracts Risk	Total

SSGA Dynamic Small Cap Fund	Futures Contract(a)	$—	$—	$—	$39,220	$—	$—	$39,220
SSGA Enhanced Small Cap Fund	Futures Contract(a)	—	—	—	(5,868)	—	—	(5,868)
SSGA Emerging Markets Fund	Forward Contract(b)	—	(2,283,651)	—	—	—	—	(2,283,651)
	Futures Contract(a)	—	—	—	(1,399,388)	—	—	(1,399,388)
SSGA International Stock Selection Fund	Futures Contract(a)	—	—	—	(648,846)	—	—	(648,846)
SSGA High Yield Bond Fund	Credit Default Swap Contracts(c)	—	—	27,024	—	—	—	27,024

(a)	Net realized gain (loss) on futures contracts
(b)	Net realized gain (loss) on foreign currency-related transactions*
(c) Net	realized gain (loss) on credit default swap contracts
*	Includes only forward foreign currency-related transactions

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Net Change In Unrealized Appreciation (Depreciation)
		Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Other Contracts Risk	Total

SSGA Enhanced Small Cap Fund	Futures Contract(a)	$—	$—	$—	$(77,899)	$—	$—	$(77,899)
SSGA Emerging Markets Fund	Forward Contract(b)	—	(765,274)	—	—	—	—	(765,274)
	Futures Contract(a)	—	—	—	(383,100)	—	—	(383,100)
SSGA High Yield Bond Fund	Credit Default Swap Contracts(c)	—	—	(48,105)	—	—	—	(48,105)

(a) Net	change in unrealized appreciation (depreciation) on futures contracts
(b)	Net change in unrealized appreciation (depreciation) on foreign currency-related transactions*
(c) Net	change in unrealized appreciation (depreciation) on credit default swap contracts
*	Includes only forward foreign currency-related transactions

Average notional related to derivatives is included in the Schedules of Investments. SSGA Dynamic Small Cap Fund and SSGA International Stock Selection Fund had no open derivatives at August 31, 2015. During the year ended August 31, 2015, average notional value related to futures contracts was $61,683 or 0.3% of net assets for the SSGA Dynamic Small Cap Fund. During the year ended August 31, 2015, average notional value related to futures contracts was $10,866,834 or 3.3% of net assets for the SSGA International Stock Selection Fund.

For financial reporting purposes, the Fund does not offset derivative assets or liabilities, including those that may be subject to an enforceable Foreign Exchange Master Agreement that allows for net settlement between counterparties, on the Statement of Assets and Liabilities. The following tables set forth the Fund’s net exposure to derivative assets and liabilities available for offset and net of collateral at August 31, 2015.

Offsetting of Financial Assets and Derivative Assets
Emerging Markets Fund — Foreign Currency Exchange Contracts
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets presented in Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America	5,689	—	5,689	—	5,689
Barclays Bank PLC	94,053	—	94,053	94,053	—
Citibank N.A.	58,109	—	58,109	58,109	—
Credit Suisse International	3,242	—	3,242	166	3,076
Deutsche Bank AG	314,139	—	314,139	314,139	—
Goldman Sachs & Co.	9,319	—	9,319	9,319	—
JPMorgan Chase Bank NA	199,694	—	199,694	59,871	139,823
Toronto Dominion Bank	7,399	—	7,399	7,399	—

	691,644	—	691,644	543,056	148,588

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Offsetting of Financial Liabilities and Derivative Liabilities
Emerging Markets Fund — Foreign Currency Exchange Contracts
Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets presented in Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Barclays Bank PLC	243,791	—	243,791	94,053	149,738
Citibank N.A.	310,727	—	310,727	58,109	252,618
Credit Suisse International	166	—	166	166	—
Deutsche Bank AG	762,507	—	762,507	314,139	448,368
Goldman Sachs & Co.	63,807	—	63,807	9,319	54,488
JPMorgan Chase Bank NA	59,871	—	59,871	59,871	—
Standard Chartered Bank	13,135	—	13,135	—	13,135
Toronto Dominion Bank	143,323		143,323	7,399	135,924

	1,597,327	—	1,597,327	543,056	1,054,271

(a)	The actual collateral received and/or pledged may be more than the amount shown.
(b)	Net amount represents the net amount due from, or payable to, the counterparty in the event of default.

Equity Linked Securities

The SSGA Emerging Markets Fund may purchase equity-linked securities also known as participation notes. These securities are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country.

A Fund deposits cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in an exchange for equity linked security. Upon sale, a Fund receives cash from broker or custodian equal to the value of the underlying security.

The performance results of equity linked securities will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in equity linked securities involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate.

There can be no assurance that there will be a trading market or that the trading price of a these securities will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Fund relies on the creditworthiness of the counterparty issuing equity-linked securities and has no rights against the issuer of the underlying security. The Fund minimizes this risk by entering into agreements only with counterparties that the Funds’ investment adviser deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the participation notes are traded may be less liquid than the markets for other securities, or may be completely illiquid. As of August 31, 2015, the SSGA Emerging Markets Fund held four (4) Equity-Linked Notes which are identified on the Schedule of Investments.

Federal Income Taxes

The Funds have qualified and intends to continue to qualify for and elect treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Funds will not be subject to federal income taxes to the extent they distribute their taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net taxable income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. The book tax differences were attributable primarily due to timing and recognition of wash sales, Non-REIT return of capital adjustments, futures contracts, forward contracts, foreign currency transactions, foreign capital gains tax, tax equalization, passive foreign investment companies, real estate investment trusts, and credit default swaps.

Notes to Financial Statements	85

SSGA Funds

Notes to Financial Statements, continued — August 31, 2015

The Funds have reviewed the tax positions for the open tax years as of August 31, 2015 and have determined that no provision for income tax is required in the Funds’ Financial Statements. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. No income tax returns are currently under examination. Management has analyzed tax laws and regulations and their applications to the Funds’ facts and circumstances and does not believe there are any uncertain tax provisions that require recognition of tax liability.

At August 31, 2015, the following Funds had net tax basis capital loss carryforwards, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first:

	Expiration Year
	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Non-Expiring Short Term	Non-Expiring Long Term	Total
SSGA Dynamic Small Cap Fund	$—	$8,793,937	$6,490,926	$—	$—	$—	$15,284,863
SSGA Clarion Real Estate Fund	—	—	1,769,688	—	—	—	1,769,688
SSGA Enhanced Small Cap Fund	—	—	—	—	—	—	—
SSGA Emerging Markets Fund	—	—	—	—	—	—	—
SSGA International Stock Selection Fund	—	122,388,997	428,227,873	—	—	—	550,616,870
SSGA High Yield Bond Fund	—	—	—	—	—	—	—

During the year ended August 31, 2015, the Funds utilized/expired capital loss carryforwards in the following amounts:

	Amount Utilized	Amount Expired

SSGA Dynamic Small Cap Fund	$1,264,358	$ —
SSGA Clarion Real Estate Fund	6,902,964	—
SSGA Enhanced Small Cap Fund	—	—
SSGA Emerging Markets Fund	—	—
SSGA International Stock Selection Fund	27,978,520	—
SSGA High Yield Bond Fund	—	—

As of August 31, 2015, the Funds’ components of distributable earnings and tax composition of distributions for federal income tax purposes were as follows:

	Components of Distributable Earnings
	Undistributed Ordinary Income	Capital Loss Carryforward	Undistributed Long-term Capital Gains	Post October Capital Loss Deferrals

SSGA Dynamic Small Cap Fund	$82,426	$(15,284,863)	$—	$(202,882)
SSGA Clarion Real Estate Fund	190,652	(1,769,688)	—	—
SSGA Enhanced Small Cap Fund	150,785	—	2,233,974	—
SSGA Emerging Markets Fund	—	—	35,682,091	—
SSGA International Stock Selection Fund	6,897,654	(550,616,870)	—	(3,097,742)
SSGA High Yield Bond Fund	95,285	—	—	(1,505,884)

For the years ended August 31, 2015 and August 31, 2014, the Funds’ tax composition of distributions for federal income tax purposes were as follows:

	August 31, 2015		August 31, 2014
Tax Composition of Distributions	Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains

SSGA Dynamic Small Cap Fund	$131,052	$—	$155,550	$—
SSGA Clarion Real Estate Fund	711,764	—	711,185	—
SSGA Enhanced Small Cap Fund	294,855	4,478,885	585,136	—
SSGA Emerging Markets Fund	9,093,612	151,853,051	26,381,888	98,042,631
SSGA International Stock Selection Fund	3,465,133	—	16,373,374	—
SSGA High Yield Bond Fund	5,353,201	1,417,107	7,660,915	2,904,812

86	Notes to Financial Statements

SSGA Funds

Notes to Financial Statements, continued — August 31, 2015

Foreign Taxes

The Funds may be subject to foreign taxes ( a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statement of operations. Foreign taxes payable or deferred as of August 31, 2015 if any, are disclosed in the Funds’ statement of assets and liabilities.

The Emerging Markets Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at August 31, 2015. The accrual for unrealized capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Assets and Liabilities for the Fund. The amounts related to capital gain taxes are included in net realized gain (loss) on investments in the Statement of Operations for the Fund.

	Deferred Tax Liability	Capital Gains Taxes

Emerging Markets Fund	$673,749	$739,228

Dividends and Distributions

All Funds except SSGA Clarion Real Estate and SSGA High Yield Bond Funds declare and distribute dividends from net investment income, if any, to its shareholders annually. SSGA Clarion Real Estate Fund declares and distributes dividends from its net investment income to its shareholders quarterly and SSGA High Yield Bond Fund declares and distributes dividends from its net investment income to its shareholders monthly.

Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Investment Transactions

Securities

For the year ended August 31, 2015, purchases and sales of investment securities (excluding U.S. government and agency obligations, short-term investments and derivative contracts) aggregated to the following:

	Purchases	Sales

SSGA Dynamic Small Cap Fund	$17,753,892	$17,921,062
SSGA Clarion Real Estate Fund	19,556,133	25,398,643
SSGA Enhanced Small Cap Fund	31,745,996	30,972,904
SSGA Emerging Markets Fund	274,616,612	649,567,359
SSGA International Stock Selection Fund	209,476,442	244,334,007
SSGA High Yield Bond Fund	85,489,849	88,655,130

Securities Lending

The Trust participates in a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. Each Fund receives cash (U.S. currency), U.S. government, U.S. government agency obligations or foreign government securities as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral must be invested by State Street Bank and Trust Company (“State Street”), a wholly-owned subsidiary of State Street Corporation, as the lending agent, in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded by a lending Fund along with the related obligation to return the collateral. As of August 31, 2015, all such cash collateral was invested in the State Street Navigator Securities Lending Prime Portfolio, a money market fund affiliated with the Funds’ investment adviser.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between each Fund and the lending agent and is recorded as securities lending income for the

Notes to Financial Statements	87

SSGA Funds

Notes to Financial Statements, continued — August 31, 2015

Funds. To the extent that a loan is secured by non-cash collateral, brokers pay each Fund negotiated lenders’ fees, which are divided between each Fund and the lending agent and are recorded as security lending income for each Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds, and any additional required collateral is delivered to the Funds the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery or loss of rights in the securities loaned or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

The following table is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of August 31, 2015:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received*	Total Collateral Received

SSGA Dynamic Small Cap Fund	$5,712,651	$5,375,144	$520,102	$5,895,246
SSGA Clarion Real Estate Fund	6,157,410	4,470,984	1,986,466	6,457,450
SSGA Emerging Markets Fund	4,972,708	4,543,293	705,228	5,248,521
SSGA International Stock Selection Fund	3,033,762	3,247,773	—	3,247,773

*	The non-cash collateral includes US Treasuries and US Government Agency securities.

4.	Related Party Transactions, Fees and Expenses

Adviser and Affiliates

SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) manages the Funds pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Trust and the Adviser. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. CBRE Clarion Securities LLC serves as the sub-adviser for the SSGA Clarion Real Estate Fund. The Adviser provides reporting, operational compliance and general oversight services with respect to the investment advisory services of the sub-adviser. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For these services, each Fund pays a fee to the Adviser, calculated daily and paid monthly, at the following annual rates of their average daily net assets:

Funds	%
SSGA Dynamic Small Cap Fund	0.75
SSGA Clarion Real Estate Fund	0.65
SSGA Enhanced Small Cap Fund	0.45
SSGA Emerging Markets Fund	0.75
SSGA International Stock Selection Fund	0.75
SSGA High Yield Bond Fund	0.30

The Adviser is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and distribution, shareholder servicing, and sub-transfer agency fees) exceed the following percent of average daily net assets on an annual basis as follows:

SSGA Fund Name	Expense Limitation	Expiration Date
SSGA Dynamic Small Cap Fund	0.85%	December 31, 2015
SSGA Clarion Real Estate Fund	0.75%	December 31, 2015
SSGA Enhanced Small Cap Fund	0.50%	December 31, 2015
SSGA Emerging Markets Fund	1.00%	December 31, 2015
SSGA International Stock Selection Fund	0.75%	December 31, 2015
SSGA High Yield Bond Fund	0.50%	December 31, 2015

88	Notes to Financial Statements

SSGA Funds

Notes to Financial Statements, continued — August 31, 2015

Prior to December 31, 2015, this contract may not be terminated with respect to a Fund without the approval of the Board. The contract supersedes any prior voluntary waiver or reimbursement arrangements for the Funds specifically named above and may, at the Adviser’s option, continue after the dates designated above.

The total amount of waivers and reimbursements for the year ended August 31, 2015 is detailed in the following table. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

SSGA Fund Name	Amount Waived or Reimbursed

SSGA Dynamic Small Cap Fund	$241,438
SSGA Clarion Real Estate Fund	237,604
SSGA Enhanced Small Cap Fund	255,589
SSGA Emerging Markets Fund	512,864
SSGA International Stock Selection Fund	702,919
SSGA High Yield Bond Fund	141,437

The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the SSGA Prime Money Market Fund (“Central Fund”) (a series of the Trust not presented herein). Shares of the Central Fund sold to and redeemed from any participating fund will not be subject to a redemption fee, distribution fee or service fee. If the Central Fund shares sold to or redeemed from a participating fund are subject to any such distribution or service fee, the Adviser will waive its advisory fee for each participating fund in an amount that offsets the amount of such distribution or service fees incurred by the participating fund. The Adviser has voluntarily agreed to waive a portion of any participating Fund’s advisory fee equal to the advisory fee paid by that participating Fund to the Central Fund. As of August 31, 2015, $8,250,622 or 0.15% of the Central Fund’s net assets represents investments by these Funds.

For the year ended August 31, 2015, the total advisory fees waived pursuant to the voluntary waiver agreement were as follows:

Amount Waived

SSGA Dynamic Small Cap Fund	$509
SSGA Clarion Real Estate Fund	444
SSGA Enhanced Small Cap Fund	1,737
SSGA Emerging Markets Fund	4,255
SSGA International Stock Selection Fund	4,415
SSGA High Yield Bond Fund	5,985

Boston Financial Data Services, Inc. (“BFDS”) serves as the Funds’ transfer and dividend paying agent, pursuant to an agreement dated August 1, 2006, as amended. For these services, the Funds pay annual account services fees, activity based fees and charges related to compliance and regulatory services. BFDS is a joint venture of DST Systems, Inc., and State Street Corporation.

State Street provides custody and fund accounting services to the Funds pursuant to an Amended and Restated Custodian Agreement dated April 11, 2013. For these services, the Funds pay State Street asset based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

On August 19, 2014, the Custodian made a contribution of $252,840 to the SSGA Emerging Markets Fund to correct a processing error. This amount is included in the Statement of Changes.

Administrator and Sub-Administrator

Effective June 1, 2015, SSGA FM serves as Administrator and State Street serves as Sub-Administrator. Pursuant to the Administration Agreement between the Trust on behalf of the Funds and SSGA FM, each Fund pays a fee at an annual rate of 0.05% of the Funds’ net assets. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Board. Prior to June 1, 2015, State Street served as the Administrator of the Funds. For its services as Administrator, the Trust paid State Street an annual fee, payable monthly on a pro rata basis. The annual fee was based on the following percentages of the average daily net assets of the Trust: $0 to $10 billion — 0.0175%; next $10 billion — 0.0125%; next $10 billion — 0.0075% and 0.0050% thereafter. In addition, the Trust paid additional fees to the Administrator for certain services and reimbursed the Administrator for out-of-pocket expenses.

Notes to Financial Statements	89

SSGA Funds

Notes to Financial Statements, continued — August 31, 2015

For the year ended August 31, 2015, the total administration fees waived pursuant to the voluntary waiver agreement were as follows:

Amount Waived

SSGA Dynamic Small Cap Fund	$637
SSGA Clarion Real Estate Fund	1,256
SSGA Enhanced Small Cap Fund	1,002
SSGA Emerging Markets Fund	6,190
SSGA International Stock Selection Fund	9,118
SSGA High Yield Bond Fund	2,224

Securities Lending

State Street is authorized to act on behalf of the Trust as lending agent with respect to the lending of certain securities of the Trust held by State Street as custodian, pursuant to an amended and restated securities lending authorization agreement dated September 28, 2010. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated at 85% payment to the fund, and 15% payable to State Street (after deduction of such other amounts payable to State Street under the terms of the securities lending arrangement).

For the year September 1, 2014 through August 31, 2015, State Street earned securities lending agent fees as follows:

Agent Fees Earned

SSGA Dynamic Small Cap Fund	$5,651
SSGA Clarion Real Estate Fund	1,240
SSGA Emerging Markets Fund	9,185
SSGA International Stock Selection Fund	20,754

Transactions with Affiliates

Each Fund may invest in the SSGA Prime Money Market Fund, a series of the Trust. All income distributions earned by the Funds from affiliated money market funds are recorded as dividends from affiliated money market funds on the Statements of Operations. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio, a series of State Street Navigator Securities Lending Trust, for which SSGA FM serves as the investment adviser.

Amounts related to investments in the SSGA Prime Money Market Fund and/or State Street Navigator Securities Lending Prime Portfolio at August 31, 2015 and for the year then ended are:

SSGA Prime Money Market Fund	Value at 8/31/2014	Purchased Cost	Purchased Shares	Sold Proceeds	Sold Shares	Value at 8/31/2015	Income

SSGA Dynamic Small Cap Fund	$255,049	$4,268,150	4,268,150	$4,274,580	4,274,580	$248,619	$87
SSGA Clarion Real Estate Fund	621,712	12,210,835	12,210,835	12,629,136	12,629,136	203,411	74
SSGA Enhanced Small Cap Fund	519,323	21,375,930	21,375,930	20,902,793	20,902,793	992,460	305
SSGA Emerging Markets Fund	100	145,274,860	145,274,860	144,947,032	144,947,032	327,928	733
SSGA International Stock Selection Fund	815,887	65,560,813	65,560,813	62,884,218	62,884,218	3,492,482	803
SSGA High Yield Bond Fund	3,725,780	91,571,451	91,571,451	92,311,509	92,311,509	2,985,722	930

State Street Navigator Securities Lending Prime Portfolio	Value at 8/31/2014	Purchased Cost	Purchased Shares	Sold Cost	Sold Shares	Value at 8/31/2015	Income

SSGA Dynamic Small Cap Fund	$5,684,575	$9,298,368	9,298,368	$9,607,799	9,607,799	$5,375,144	$31,979
SSGA Clarion Real Estate Fund	3,796,807	74,232,304	74,232,304	73,558,127	73,558,127	4,470,984	6,038
SSGA Emerging Markets Fund	19,318,868	46,833,556	46,833,556	61,609,131	61,609,131	4,543,293	47,666
SSGA International Stock Selection Fund	9,985,733	148,408,201	148,408,201	155,146,161	155,146,161	3,247,773	113,787

90	Notes to Financial Statements

SSGA Funds

Notes to Financial Statements, continued — August 31, 2015

Distributor and Shareholder Servicing

State Street Global Markets, LLC (the “Distributor” or “SSGM”) promotes and offers shares of the Trust pursuant to an Amended and Restated Distribution Agreement dated April 14, 2014. The Distributor may enter into agreements with other related and non-related parties which act as agents to offer and sell shares of the Funds. The amounts paid to the Distributor are included in the accompanying Statements of Operations. The Distributor is a wholly-owned subsidiary of State Street Corporation.

With respect to the Class N shares of the SSGA Emerging Markets Fund, the Trust has adopted a distribution plan pursuant to Rule 12b-1 (the “Historical Class N Plan”) under the 1940 Act. Under the Historical Class N Plan, the Trust is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Historical Class N Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Trust and the servicing of investor accounts. Payments to the Distributor for the sale and distribution of Class N shares are not permitted by the Historical 12b-1 Plan to exceed 0.25% of the SSGA Emerging Markets Fund’s average net asset value per year.

The Trust, with the exception of the SSGA Emerging Markets Class N shares, adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Trust is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Trust and the servicing of investor accounts.

To compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of the Funds, each Fund may make payments from the assets attributable to certain classes of its shares to the Distributor under the Plan. The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) described below.

The Adviser, on behalf of the Distributor, will reimburse the SSGA Dynamic Small Cap Fund, SSGA Emerging Markets Fund and SSGA International Stock Selection Fund in the amount of $11,204, $541,314, and $332,287, respectively, in connection with excess expense payments made from the Funds to the Distributor in prior years. These amounts are contained within Receivable from Adviser on the Statements of Assets and Liabilities. The Adviser will also pay interest on the amounts for the time period the Distributor had use of the funds.

The Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board and a majority of the Trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”) and have no direct or indirect financial interest in the Plan or in any agreements related thereto (the “Qualified Distribution Plan Trustees”). The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. At the time of adoption, none of the Independent Trustees of the Trust had a direct or indirect financial interest in the operation of the Plan. The Plan calls for payments at an annual rate (based on average net assets) as follows:

Annual 12b-1 Fee

Class N	0.25%
Select Class	0.03%
Class A	0.25%
Class C	1.00%
Class I	0.00%
Class K	0.00%

The Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

Notes to Financial Statements	91

SSGA Funds

Notes to Financial Statements, continued — August 31, 2015

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Distributor to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries includes asset-based fees and account-based fees. The amount of continuing compensation paid by the Distributor to different financial intermediaries varies.

Some portion of the Distributor’s payments to financial intermediaries will be made out of amounts received by the Distributor under the Funds’ Plans. In addition, certain of the Funds may reimburse the Distributor for payments the Distributor makes to financial intermediaries that provide certain recordkeeping, administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

Each Fund listed in the table below has a shareholder servicing agreement with State Street and the following entities related to State Street: SSGM, Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”) and High Net Worth Services Division of State Street (“High Net Worth Services”), as well as unaffiliated services providers (collectively, the “Agents”). For these services, each Class N shares paid 0.025% to State Street and a maximum of 0.175% to each of the affiliated Agents, based upon the average daily value of all Class N shares held by or for customers of these Agents. Effective June 1, 2015, the shareholder service agreement between the Trust and State Street was terminated. For the year ended August 31, 2015, Class N shares paid the following shareholder servicing expenses:

	State Street	SSGM

SSGA Dynamic Small Cap Fund	$500	$326
SSGA Clarion Real Estate Fund	911	36
SSGA Enhanced Small Cap Fund	18	—
SSGA Emerging Markets Fund	2,365	2,194
SSGA International Stock Selection Fund	6,983	2
SSGA High Yield Bond Fund	3,396	30

The Funds did not incur any expenses from Fiduciary Investors Services during the year.

Board of Trustees

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

Each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSGA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. Trustees’ fees and expenses are allocated among the Trusts and Funds overseen by the Trustees in a manner deemed equitable taking into consideration the relative net assets of the Funds, subject to a $15,000 minimum per Fund. The Co-Chairmen each receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. Each Trust will bear a pro-rata allocation based on the Trust’s average monthly assets. As of the date of this Shareholder Report, the Trustees were not paid pension or retirement benefits as part of SSGA Funds’ expenses. However, the SSGA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSGA Funds. As of the year ended August 31, 2015, none of the Independent Trustees participated in the optional deferred compensation program.

92	Notes to Financial Statements

SSGA Funds

Notes to Financial Statements, continued — August 31, 2015

The Trust’s officers are compensated by the Adviser and its affiliates.

Accrued fees payable to affiliates and trustees as of August 31, 2015 were as follows:

	SSGA Dynamic Small Cap Fund	SSGA Clarion Real Estate Fund	SSGA Enhanced Small Cap Fund	SSGA Emerging Markets Fund	SSGA International Stock Selection Fund	SSGA High Yield Bond Fund

Advisory fees	$15,789	$27,200	$14,312	$670,310	$224,185	$20,754
Administration Fees	1,092	2,123	1,661	10,603	15,264	3,762
Custodian Fees	6,785	6,446	13,763	239,772	50,275	14,435
Distribution fees	1,982	18,508	4,704	46,091	26,652	4,094
Shareholder servicing fees	5,032	14,474	10,830	28,711	47,008	42,718
Transfer agent fees	4,942	6,090	4,134	62,059	33,341	5,873
Trustees’ fees	—	—	—	—	—	—

	$35,622	$74,841	$49,404	$1,057,546	$396,725	$91,636

5.	Aggregate Unrealized Appreciation and Depreciation

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

SSGA Dynamic Small Cap Fund	$27,373,917	$3,098,704	$1,265,031	$1,833,673
SSGA Clarion Real Estate Fund	$38,225,674	$12,584,292	$86,100	$12,498,192
SSGA Enhanced Small Cap Fund	$29,740,290	$5,173,162	$1,955,985	$3,217,177
SSGA Emerging Markets Fund	$166,276,349	$36,923,702	$18,932,191	$17,991,511
SSGA International Stock Selection Fund	$325,778,369	$31,211,113	$30,736,411	$474,702
SSGA High Yield Bond Fund	$77,356,893	$945,052	$3,221,069	$(2,276,017)

6.	Fund Share Transactions

	Year Ended August 31, 2015		Year Ended August 31, 2014*
SSGA Dynamic Small Cap Fund	Shares	Dollars	Shares	Dollars

Class N
Proceeds from shares sold	100,484	$3,690,512	321,133	$11,524,788
Proceeds from reinvestment of distributions	3,025	113,371	3,894	141,238
Payments for shares redeemed	(146,127)	(5,533,110)	(418,552)	(14,441,436)

Total net increase (decrease)	(42,618)	$(1,729,227)	(93,525)	$(2,775,410)

Class A
Proceeds from shares sold	—	$—	268	$10,000

Total net increase (decrease)	—	$—	268	$10,000

Class C
Proceeds from shares sold	—	$—	268	$10,000

Total net increase (decrease)	—	$—	268	$10,000

Class I
Proceeds from shares sold	34,766	$1,340,848	268	$10,000
Proceeds from reinvestment of distributions	57	2,135	—	—
Payments for shares redeemed	(669)	(26,096)	—	—

Total net increase (decrease)	34,154	$1,316,887	268	$10,000

Class K
Proceeds from shares sold	—	$—	268	$10,000

Total net increase (decrease)	—	$—	268	$10,000

Total net increase (decrease)	(8,464)	$(412,340)	(92,453)	$(2,735,410)

Notes to Financial Statements	93

SSGA Funds

Notes to Financial Statements, continued — August 31, 2015

	Year Ended August 31, 2015		Year Ended August 31, 2014*
SSGA Clarion Real Estate Fund	Shares	Dollars	Shares	Dollars

Class N
Proceeds from shares sold	455,564	$7,648,326	712,149	$10,230,602
Proceeds from reinvestment of distributions	42,565	683,409	51,265	693,736
Payments for shares redeemed	(950,872)	(15,305,682)	(549,308)	(7,586,097)

Total net increase (decrease)	(452,743)	$(6,973,947)	214,106	$3,338,241

Class A
Proceeds from shares sold	—	$—	6,618	$100,000

Total net increase (decrease)	—	$—	6,618	$100,000

Class C
Proceeds from shares sold	1,022	$17,501	6,618	$100,000
Proceeds from reinvestment of distributions	—	—	—	—

Total net increase (decrease)	1,022	$17,501	6,618	$100,000

Class I
Proceeds from shares sold	25,605	$444,756	6,618	$100,000
Proceeds from reinvestment of distributions	22	357	—	—
Payments for shares redeemed	(16,714)	(273,736)	—	—

Total net increase (decrease)	8,913	$171,377	6,618	$100,000

Class K
Proceeds from shares sold	—	$—	6,618	$100,000

Total net increase (decrease)	—	$—	6,618	$100,000

Total net increase (decrease)	(442,808)	$(6,785,069)	240,578	$3,738,241

SSGA Enhanced Small Cap Fund
Class N
Proceeds from shares sold	911,394	$14,231,626	287,118	$4,652,143
Proceeds from reinvestment of distributions	316,500	4,722,182	36,301	585,011
Payments for shares redeemed	(889,338)	(13,760,442)	(501,931)	(8,218,756)

Total net increase (decrease)	338,556	$5,193,366	(178,512)	$(2,981,602)

Class A
Proceeds from shares sold	6,330	$98,334	5,804	$100,000

Total net increase (decrease)	6,330	$98,334	5,804	$100,000

Class C
Proceeds from shares sold	4,202	$65,000	5,804	$100,000

Total net increase (decrease)	4,202	$65,000	5,804	$100,000

Class I
Proceeds from shares sold	284	$4,352	5,804	$100,000

Total net increase (decrease)	284	$4,352	5,804	$100,000

Class K
Proceeds from shares sold	8,513	$134,591	580	$10,000

Total net increase (decrease)	8,513	$134,591	580	$10,000

Total net increase (decrease)	357,885	$5,495,643	(160,520)	$(2,671,602)

94	Notes to Financial Statements

SSGA Funds

Notes to Financial Statements, continued — August 31, 2015

	Year Ended August 31, 2015		Year Ended August 31, 2014*
SSGA Emerging Markets Fund	Shares	Dollars	Shares	Dollars

Class N
Proceeds from shares sold	5,278,723	$64,140,257	10,903,514	$198,700,280
Proceeds from reinvestment of distributions	11,777,523	122,721,786	5,045,074	93,083,628
Payments for shares redeemed	(24,353,604)	(301,194,133)	(40,955,179)	(743,452,840)

Total net increase (decrease)	(7,297,358)	$(114,332,090)	(25,006,591)	$(451,668,932)

Class A
Proceeds from shares sold	1,531	$17,500	535	$10,000

Total net increase (decrease)	1,531	$17,500	535	$10,000

Class C
Proceeds from shares sold	—	$—	5,353	$100,000

Total net increase (decrease)	—	$—	5,353	$100,000

Class I
Proceeds from shares sold	714,604	$7,831,896	535	$10,000
Proceeds from reinvestment of distributions	35,640	370,658
Payments for shares redeemed	(595,089)	(6,054,402)

Total net increase (decrease)	155,155	$2,148,152	535	$10,000

Class K
Proceeds from shares sold	—	$—	535	$10,000

Total net increase (decrease)	—	$—	535	$10,000

Select Class
Proceeds from shares sold	423,337	$6,821,160	4,204,315	$83,742,567
Proceeds from reinvestment of distributions	2,763,883	28,799,663	961,567	17,755,377
Payments for shares redeemed	(10,620,895)	(139,298,451)	(7,267,953)	(128,627,003)

Total net increase (decrease)	(7,433,675)	$(103,677,628)	(2,102,071)	$(27,129,059)

Total net increase (decrease)	(14,574,347)	$(215,844,066)	(27,101,704)	$(478,667,991)

Notes to Financial Statements	95

SSGA Funds

Notes to Financial Statements, continued — August 31, 2015

	Year Ended August 31, 2015			Year Ended August 31, 2014*
SSGA International Stock Selection Fund	Shares	Dollars		Shares	Dollars

Class N
Proceeds from shares sold	3,765,663		$42,173,893	2,386,982	$26,345,285
Proceeds from reinvestment of distributions	325,333		3,425,748	1,464,645	16,159,709
Payments for shares redeemed	(7,851,715)		(85,356,738)	(6,703,641)	(73,782,618)

Total net increase (decrease)	(3,760,719)		$(39,757,097)	(2,852,014)	$(31,277,624)

Class A
Proceeds from shares sold	627		$7,000	867	$10,000

Total net increase (decrease)	627		$7,000	867	$10,000

Class C
Proceeds from shares sold	—	$		8,666	$100,000

Total net increase (decrease)	—	$		8,666	$100,000

Class I
Proceeds from shares sold	53,618		$587,661	867	$10,000
Proceeds from reinvestment of distributions	331		3,481	—	—
Payments for shares redeemed	(8,006)		(89,405)	—	—

Total net increase (decrease)	45,943		$501,737	867	$10,000

Class K
Proceeds from shares sold	—		$—	867	$10,000

Total net increase (decrease)	—		$—	867	$10,000

Total net increase (decrease)	(3,714,149)		$(39,248,360)	(2,840,747)	$(31,147,624)

SSGA High Yield Bond Fund
Class N
Proceeds from shares sold	10,797,255		$85,520,467	9,658,270	$80,713,840
Proceeds from reinvestment of distributions	810,758		6,340,786	1,234,272	10,197,119
Payments for shares redeemed	(12,228,937)		(96,072,295)	(10,887,467)	(90,476,395)

Total net increase (decrease)	(620,924)		$(4,211,042)	5,075	$434,564

Class A
Proceeds from shares sold	—		$—	1,189	$10,000

Total net increase (decrease)	—		$—	1,189	$10,000

Class C
Proceeds from shares sold	—		$—	11,891	$100,000

Total net increase (decrease)	—		$—	11,891	$100,000

Class I
Proceeds from shares sold	172,074		$1,375,265	1,189	$10,000
Proceeds from reinvestment of distributions	4,165		32,167	—	—
Payments for shares redeemed	(115,625)		(899,262)	—	—

Total net increase (decrease)	60,614		$508,170	1,189	$10,000

Class K
Proceeds from shares sold	—		$—	1,189	$10,000

Total net increase (decrease)	—		$—	1,189	$10,000

Total net increase (decrease)	(560,310)		$(3,702,872)	20,533	$564,564

*	For the period July 7, 2014 (commencement of operations) to August 31, 2014.

96	Notes to Financial Statements

SSGA Funds

Notes to Financial Statements, continued — August 31, 2015

7.	Concentration of Risk

The Funds’ assets may be concentrated in a particular state or geographic area, or in a particular industry, group of industries or sector. Because each Fund will generally concentrate its investments to approximately the same extent that its index is so concentrated, a Fund may be adversely affected by the performance of bonds of a particular state or geographic area, or in a particular industry, group of industries or sector, and its shares may be subject to increased price volatility. In addition, if a Fund concentrates in a single industry, group of industries or type of instrument, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry, group of industries or type of instrument.

8.	Foreign Investment Risks

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

Some foreign markets in which the Funds invest are considered emerging markets. Investment in these emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market.

9.	Interest Rate Risk

Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline.

10.	Line of Credit

Each Fund together with certain other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $300 million revolving credit facility provided by a syndication of banks. The Participants may borrow for the purpose of meeting shareholder redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on net assets. Commitment fees are ordinary fund operating expenses and are paid by the Adviser. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1%. The Funds may borrow up to a maximum of approximately 33 percent of its assets or a lower amount as may be set forth in the Funds’ prospectus.

During the year ended August 31, 2015, the following funds had a daily average balance on the line of credit (for those days on which there were borrowings):

	Weighted Average Loan Balance	Weighted Average borrowing cost	Number of days

SSGA Emerging Markets Fund	$8,110,000	1.18%	95
SSGA International Stock Selection Fund	9,190,000	1.18	9
SSGA Enhanced Small Cap Fund	3,200,000	1.20	5

As of August 31, 2015, SSGA International Stock Selection and SSGA Enhanced Small Cap Funds had no borrowings under this agreement. As of August 31, 2015, SSGA Emerging Markets had an outstanding balance of $9,200,000, recorded as Notes payable on the Statements of Assets and Liabilities.

11.	Interest Expense

The Funds may incur interest expense on cash overdrafts at the custodian or from the use of the line of credit. For the year ended August 31, 2015, SSGA Emerging Markets Fund had interest expense of $22,077 and SSGA International Stock Selection Fund had interest expense of $773.

Notes to Financial Statements	97

SSGA Funds

Notes to Financial Statements, continued — August 31, 2015

12.	Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) — Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and enhances the required disclosures for repurchase agreements, reverse repurchase agreements and other similar transactions accounted for as secured borrowings, including securities lending. Management is evaluating the impact, if any, of this standard on the Funds’ financial statements and related disclosures, which would first be for effective annual and interim reporting periods beginning after December 15, 2014.

13.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements other than below.

The Board of Trustees of SSGA Funds has approved changing the name of SSGA Emerging Markets Fund (the “Fund”), as well as changing the Fund’s Principal Investment Strategy. Effective on or about December 18, 2015, all references to SSGA Emerging Markets Fund in the Prospectus, Summary Prospectus and Statement of Additional Information shall be replaced by references to State Street Disciplined Emerging Markets Equity Fund.

98	Notes to Financial Statements

SSGA Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of SSGA Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSGA Dynamic Small Cap Fund, SSGA Clarion Real Estate Fund, SSGA Enhanced Small Cap Fund, SSGA Emerging Markets Fund, SSGA International Stock Selection Fund and SSGA High Yield Bond Fund (collectively, the “Funds”) (six of the portfolios constituting SSGA Funds) as of August 31, 2015, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended August 31, 2014 and the financial highlights for periods ended prior to September 1, 2014 were audited by another independent registered public accounting firm whose report, dated October 30, 2014, expressed an unqualified opinion on those statements of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of SSGA Funds at August 31, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 30, 2015

Report of Independent Registered Public Accounting Firm	99

SSGA Funds

Tax Information — August 31, 2015 (Unaudited)

Long term capital gains dividends of $4,478,885 were paid by the SSGA Enhanced Small Cap Fund during the year ended August 31, 2015.

Long term capital gains dividends of $151,853,051 were paid by the SSGA Emerging Markets Fund during the year ended August 31, 2015.

Long term capital gains dividends of $1,417,107 were paid by the SSGA High Yield Bond Fund during the year ended August 31, 2015. Short term capital gains dividends of $145,900 were paid by the SSGA High Yield Bond Fund during the year ended August 31, 2015.

The Funds designate dividends during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

SSGA Dynamic Small Cap Fund	89.18%
SSGA Clarion Real Estate Fund	0.36%
SSGA Enhanced Small Cap Fund	95.56%
SSGA Emerging Markets Fund	N/A
SSGA International Stock Selection Fund	0.00%
SSGA High Yield Bond Fund	0.00%

For the tax year ended August 31, 2015, the Funds hereby designate the following percentage of their net taxable income as qualified dividends taxed at individual net capital gain rates:

SSGA Dynamic Small Cap Fund	89.34%
SSGA Clarion Real Estate Fund	0.30%
SSGA Enhanced Small Cap Fund	95.86%
SSGA Emerging Markets Fund	90.88%
SSGA International Stock Selection Fund	91.11%
SSGA High Yield Bond Fund	N/A

Form 1099-DIV mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015.

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid and gross income earned from foreign sources in the taxable year ended August 31, 2015:

	Foreign Taxes Paid	Foreign Taxes Paid per Share	Foreign Source Income	Foreign Source Income per Share

SSGA Emerging Markets Fund	$1,620,873	$0.0821	$10,651,994	$0.5395
SSGA International Stock Selection Fund	$564,514	$0.0184	$10,670,715	$0.3485

Please consult a tax adviser for questions about federal or state income tax laws.

100	Tax Information

SSGA Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Trustee Considerations in Approving Continuation of Investment Advisory and Sub-Advisory Agreements1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser or sub-adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Independent Trustees on the Board of Trustees (the “Board”) of the SSGA Funds (the “Trust”), met in Executive Sessions on April 12-13, 2015, and May 18-19, 2015 to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (the “Adviser”), and, with respect to SSGA Clarion Real Estate Fund, the sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Advisory Agreements”) between the Adviser and CBRE Clarion Securities, LLC (the “Sub-Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and Sub-Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by co-counsel that is independent of the Adviser in connection with their consideration of approval of the Advisory Agreements. Following the April 12-13, 2015 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 18-19, 2015 meeting. The Independent Trustees considered, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent third-party provider of investment company data, which includes for each Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2014, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

¡	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider;

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•

Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds, as applicable; and

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

[1]

Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Investment Advisory Contracts	101

SSGA Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser and Sub-Adviser, as applicable, including their investment strategies and processes;

•

Information concerning the allocation of brokerage and the benefits received by the Adviser and Sub-Adviser, as applicable, as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•

Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Adviser in monitoring the effectiveness of such procedures and processes.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser, the Sub-Adviser, and their affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of each Code of Ethics adopted by the Adviser and Sub-Adviser, together with information relating to compliance with and the administration of such Codes;

•	A copy of the Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds;

•	A description of the business continuity and disaster recovery plans of the Adviser and Sub-Adviser; and

•	Information regarding the Adviser’s and the Sub-Adviser’s risk management processes.

Other Relevant Information

•

Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, administrator, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreements, Sub-Advisory Agreement and agreements with other service providers of the Funds;

•

Draft responses to the letter dated March 11, 2015 from Joseph P. Barri, LLC, co-counsel along with the law firm of Sullivan & Worcester LLP (together, “Independent Counsel”), to the Independent Trustees, and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

¡

The Adviser, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the sub-administrator, administrator, custodian, transfer agent, securities lending agent, and/or shareholder services, as applicable, for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Information from the Adviser, State Street and the Distributor providing any material changes to the previous information supplied in response to the letter dated March 11, 2015 from Joseph P. Barri, LLC prior to the Executive Sessions of the Board on May 18-19, 2015.

•

Excerpts from the Funds’ most recent Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2014, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Annual Shareholder Report for each Fund, including

102	Basis for Approval of Investment Advisory Contracts

SSGA Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Portfolio Management Discussion of Performance, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2014;

•	Lipper materials dated March 2015, circulated to the Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on May 18-19, 2015 the Board, including a majority of the Independent Trustees, voted to approve continuation of the Advisory Agreements and Sub-Advisory Agreement effective June 1, 2015, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Sub-Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser and Sub-Adviser, as applicable.

The Board considered the Adviser’s and Sub-Adviser’s, as applicable, management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser and Sub-Adviser, as applicable, in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of the Adviser, Sub-Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser and Sub-Adviser, as applicable, can be expected to continue to provide, high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2014. Among other information, the Board considered the following performance information in its evaluation of your Fund(s):

SSGA High Yield Bond Fund. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1-year period and outperformed the median of its Performance Group for the 3-, 5- and 10-year periods; (b) the Fund outperformed

Basis for Approval of Investment Advisory Contracts	103

SSGA Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods; and (c) the Fund underperformed its Lipper Index for the 1-, 3- and 5-year periods and outperformed its Lipper Index for the 10-year period.

SSGA Clarion Real Estate Fund. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1- year period, equaled the median of its Performance Group for the 5- year period, and underperformed the median of its Performance Group for the 3- and 10-year periods; and (b) outperformed the median of its Performance Universe and Lipper Index for the 1-, 3- and 5-year periods and underperformed the median of its Performance Universe and Lipper Index for the 10-year period.

SSGA Enhanced Small Cap Fund. The Board considered that the Fund outperformed the medians of its Performance Group and Performance Universe and Lipper Index for the 1-, 3- and 5-year periods.

SSGA Dynamic Small Cap Fund. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-, 3- and 5-year periods and underperformed the median of its Performance Group for the 10-year period; and (b) the Fund underperformed the median of its Performance Universe and Lipper Index for the 1- and 10-year periods and outperformed the median of its Performance Universe and Lipper Index for the 3- and 5-year periods.

SSGA Emerging Markets Fund. The Board considered that the Fund underperformed the medians of its Performance Group and Performance Universe and Lipper Index for the 1-, 3-, 5- and 10-year periods. The Board took into account management’s discussion of the Fund’s performance.

SSGA International Stock Selection Fund. The Board considered that: (a) the Fund outperformed the medians of its Performance Group and Performance Universe for the 1-, 3-, 5- and 10-year periods; and (b) the Fund outperformed its Lipper Index for the 1- and 3-year periods and underperformed its Lipper Index for the 5- and 10-year periods.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory or better (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds. The Board also considered the fees that Adviser pays to the Sub-Adviser for its services to the applicable Funds and noted that such fees were negotiated at arm’s length. Among other information, the Board considered the following expense information in its evaluation of your Fund(s):

SSGA High Yield Bond Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

SSGA Clarion Real Estate Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

SSGA Enhanced Small Cap Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

SSGA Dynamic Small Cap Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

104	Basis for Approval of Investment Advisory Contracts

SSGA Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

SSGA Emerging Markets Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

SSGA International Stock Selection Fund. The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Adviser and the Affiliated Service Providers in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds.

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

In considering the profitability to the Sub-Adviser in connection with its relationship to the applicable Fund, the Board noted that the fees under the Sub-Advisory Agreement are paid by the Adviser out of the advisory fees that the Adviser receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreement and the fees thereunder at arm’s length. For these reasons, the Board determined that the profitability to the Sub-Adviser from its relationship with the applicable Fund was not a material factor in their deliberations with respect to consideration of approval of the Sub-Advisory Agreement.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time. For similar reasons as stated above with respect to the Sub-Adviser’s profitability, the Board concluded that the potential for economies of scale in the Sub-Adviser’s management of the applicable Fund is not a material factor to the approval of the Sub-Advisory Agreement.

Conclusions

In reaching its decision to approve the Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser and the Sub-Adviser possess the capability and resources to perform the duties required of them under the respective Advisory Agreements.

Further, based upon its review of the Advisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreements are reasonable, fair, and in the best interests of each Fund and its respective shareholders, and (2) the rates payable under the Advisory Agreements are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

Basis for Approval of Investment Advisory Contracts	105

SSGA Funds

Shareholder Requests for Additional Information — August 31, 2015 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Funds have adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.SSGAfunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Funds voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-800-997-7327 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Funds will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.SSGAfunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

106	Shareholder Requests for Additional Information

SSGA Funds

Disclosure of Information about Fund Trustees and Officers —

August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
INDEPENDENT TRUSTEES
Michael F. Holland State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	71	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	71	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013- Present).

William L. Boyan State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 1/14	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society; Trustee, Children’s Hospital, Boston, MA.	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust.

Disclosure of Information about Fund Trustees and Officers	107

SSGA Funds

Disclosure of Information about Fund Trustees and Officers, continued —

August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
INDEPENDENT TRUSTEES (continued)
William L. Marshall State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, (2008-2014) Doylestown Health Foundation Board; and the Ann Silverman Community Clinic of Doylestown, PA.	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013: Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – Present).

Rina K. Spence State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

108	Disclosure of Information about Fund Trustees and Officers

SSGA Funds

Disclosure of Information about Fund Trustees and Officers, continued —

August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
INDEPENDENT TRUSTEES (continued)
Bruce D. Taber State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

Douglas T. Williams State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	President, Oakmont Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.
INTERESTED TRUSTEES(2)
Gregory A. Ehret SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1969	Trustee	Term: Indefinite Elected Trustee: 8/15	President and Global Chief Operating Officer State Street Global Advisors (2012 – Present); Head of Europe, the Middle East, and Africa, State Street Global Advisors (2008 – 2012); Head of Sales and Distribution in Europe, the Middle East, and Africa, State Street Global Advisors (2007 – 2008).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 1/14	Chairman and Director, SSGA Funds Management, Inc. (2012 – present); President, SSGA Funds Management, Inc. (2005 – 2012); Executive Vice President and Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	268	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSGA Active Trust; and Trustee, SSGA Master Trust.

(1)	As of October 12, 2015.
(2)	Mr. Ehret and Mr. Ross are Interested Trustees because of their employment by SSGA Funds Management, Inc., an affiliate of the Trust.

Disclosure of Information about Fund Trustees and Officers	109

SSGA Funds

Disclosure of Information about Fund Trustees and Officers, continued —

August 31, 2015 (Unaudited)

The following lists the principal officers for SSGA Funds and the State Street Master Funds, as well as their mailing addresses and ages, positions with the Trusts and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSGA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSGA Funds Management, Inc. (1992 – 2012) and Senior Managing Director, State Street Global Advisors (1992 – present).*

Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President Assistant Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 4/15	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Vice President, SSGA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*

Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Treasurer	Term: Indefinite Elected: 4/15	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. ( June 2013 – Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2006 – 2011).

David K. James State Street Bank and Trust Company 100 Huntington Avenue, 3rd Floor Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Elected: 4/13	Managing Director and Managing Counsel, State Street Bank and Trust Company (2009 – present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 – 2009).

Kristin Schantz State Street Bank and Trust Company 100 Huntington Avenue, 3rd Floor Boston, MA 02116 YOB: 1979	Assistant Secretary	Term: Indefinite Elected: 2/14	Vice President and Senior Counsel, State Street Bank and Trust Company (2013 – present); Vice President, Citi Fund Services Ohio, Inc. (2008 – 2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 800-977-7327.

110	Disclosure of Information about Fund Trustees and Officers

SSGA Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 647-7327

Trustees

William L. Boyan

Gregory A. Ehret

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Officers

Ellen M. Needham, President and Principal Executive Officer

Chad C. Hallett, Treasurer and Principal Accounting Officer

Ann M. Carpenter, Vice President and Assistant Treasurer

Brian Harris, Chief Compliance Officer

David James, Secretary

Joshua A. Weinberg, Chief Legal Officer

Kristin M. Schantz, Assistant Secretary

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Investment Sub-Adviser

CBRE Clarion Securities, LLC

201 King of Prussia Road, Suite 600

Radnor, Pennsylvania 19087

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSGA Funds pay State Street Bank and Trust Company for its services as sub-administrator, custodian, transfer agent and shareholder servicing agent and pays SSGA Funds Management, Inc. for investment advisory and administrator services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers	111

IBG-17011	SSGACOMBFDAR

Annual Report

31 August 2015

SSGA Funds

SSGA S&P 500 Index Fund

SSGA Funds

SSGA S&P 500 Index Fund

Annual Report

August 31, 2015

“SSGA” is a registered trademark of State Street Corporation and is licensed for use by the SSGA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSGA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

SSGA S&P 500 Index Fund

Portfolio Management Discussion and Analysis — August 31, 2015 (Unaudited)

Objective:   The Fund seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s® 500 Index.

Invests in:  State Street Equity 500 Index Portfolio (the “Portfolio”).

Strategy:   The Portfolio’s holdings are generally comprised of the 500 stocks in the S&P 500® Index. The Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market.

S&P 500 Index Fund

Period Ended 08/31/2015	Total Return
1 Year	0.36%
5 Years	15.72	%+
10 Years	7.01	%+

Standard & Poor’s® 500 Index#

Period Ended 08/31/2015	Total Return
1 Year	0.48%
5 Years	15.87	%+
10 Years	7.15	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the S&P 500 Index Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2014 (as amended September 4, 2015) is 0.157%.

See related Notes on following page.

2	SSGA S&P 500 Index Fund

SSGA S&P 500 Index Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2015 (Unaudited)

SSGA S&P 500 Index Fund (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s® 500 Index (the “Index”).

For the 12-month period ended August 31, 2015 (the “Reporting Period”), the total return for the Fund was 0.36%, and the total return for the Index was 0.48%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The Fund lagged behind the performance of the Index, due to management fees and expenses, as well as a small cash drag and transaction costs from participant cash flows.

With marked periods of volatility throughout the Reporting Period, the Fund posted a slightly positive return for the Reporting Period. Performance started strongly in the summer of 2014. The Dow Jones Industrial Average exceeded 17,000 for the first time, as stocks responded favorably to July’s strong US non-farm payroll report. However, the optimism was short-lived, due to the resumption of fighting in Gaza between the Israeli army and Hamas, and renewed fears about the banking sector in Europe, particularly in Greece. Positive earnings news from the US provided some relief from the gloom, as did Fed Chair Janet Yellen’s upbeat view on the economy in testimony before the US Senate. The year 2015 began with a flurry of global central bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation, and a major anticipated expansion of quantitative easing by the European Central Bank. With oil prices weak, many started to wonder if the Federal Reserve was really prepared to start raising interest rates. However, as widely expected, the Fed removed the word “patient” from its March 18 post-meeting statement, which many observers believed set the stage for a potential hike in rates. The Fed was also careful to say that a lack of “patience” did not mean that a rate hike was imminent. While stock markets rallied on this news, shares experienced pressure again in August 2015, as concerns over the Chinese economy weighed heavily on global markets.

The Fund invested in S&P 500 futures contracts to equitize the small amount of cash in the portfolio during the Reporting Period. Futures performance did not have a material impact on portfolio performance.

On an individual security level, the top positive contributors to the Fund’s performance were Apple, Inc., Amazon.com, Inc., and Visa, Inc. The top negative contributors to the Fund’s performance were Exxon Mobil Corp., Chevron Corp., and IBM Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2005.

#

The Standard & Poor’s® 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+	Annualized.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s Corporation and have been licensed for use by The SSGA Fund. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Product.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

SSGA S&P 500 Index Fund	3

SSGA S&P 500 Index Fund

Shareholder Expense Example — August 31, 2015 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example of the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2015 to August 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)*
Beginning Account Value
March 1, 2015	$1,000.00	$1,000.00
Ending Account Value
August 31, 2015	$946.40	$1,024.39
Expenses Paid During Period	$0.78	$0.82

*	Expenses are equal to the Fund’s annualized expense ratio of 0.16% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits and the Fund’s proportionate share of the expenses of the Portfolio. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

4	SSGA S&P 500 Index Fund

SSGA S&P 500 Index Fund

Presentation of Portfolio Holdings — August 31, 2015 (Unaudited)

Categories	% of Master Portfolio Net Assets

Common Stock
Consumer Discretionary	12.6
Consumer Staples	9.5
Energy	7.1
Financials	16.1
Health Care	14.9
Industrials	9.8
Information Technology	19.7
Materials	2.9
Telecommunication Services	2.4
Utilities	2.9
U.S. Government Securities	0.2
Money Market Fund	1.4

Total Investments	99.5
Other Assets and Liabilities, Net	0.5

100.0

Futures Contracts	(0.9)

See accompanying notes which are an integral part of the financial statements.

SSGA S&P 500 Index Fund	5

SSGA S&P 500 Index Fund

Statement of Assets and Liabilities — August 31, 2015

Assets
Investment in Portfolio, at value	$1,535,107,019
Receivables:
Fund shares sold	2,640,377
From adviser	13,775
Prepaid expenses	16,395

Total assets	1,537,777,566

Liabilities
Payables:
Fund shares redeemed	5,513,109
Accrued fees to affiliates and trustees	161,882
Other accrued expenses	53,205

Total liabilities	5,278,196

Net Assets	$1,532,049,370

Net Assets Consist of:
Undistributed net investment income	$6,944,457
Accumulated net realized loss allocated from Master Portfolio	(49,591,204)
Unrealized appreciation (depreciation) allocated from Master Portfolio on:
Investments	978,538,320
Futures contracts	(628,395)
Paid in capital	596,786,192

Net Assets	$1,532,049,370

Net Asset Value, offering and redemption price per share:
Net asset value per share:	$31.40
Net assets	$1,532,049,370
Shares of beneficial interest outstanding ($0.001 par value)	48,792,105

See accompanying notes which are an integral part of the financial statements.

6	Statement of Assets and Liabilities

SSGA S&P 500 Index Fund

Statement of Operations — For the Year Ended August 31, 2015

Investment Income Allocated From Master Portfolio
Dividends (net of foreign taxes withheld of $92,609)	$32,230,452
Interest	33,994
Expenses	(719,327)

Total investment income allocated from Master Portfolio	31,545,119

Fund Level Expenses
Administration fees	371,202
Custodian fees	27,686
Distribution fees	585,745
Transfer agent fees	265,102
Professional fees	44,183
Registration fees	30,962
Shareholder servicing fees	391,530
Trustees’ fees	14,444
Insurance fees	19,810
Printing fees	84,166
Miscellaneous	14,147

Expenses before reductions	1,848,977
Expense reductions	(41,097)

Net Fund Level expenses	1,807,880

Net investment income	29,737,239

Net Realized and Unrealized Gain (Loss) Allocated From Master Portfolio
Net realized gain on:
Investments	21,843,421
Futures contracts	2,690,169

Net realized gain	24,533,590

Net change in unrealized depreciation on:
Investments	(48,335,522)
Futures contracts	(2,743,406)

Net change in unrealized depreciation	(51,078,928)

Net realized and unrealized loss	(26,545,338)

Net Increase in Net Assets from Operations	$3,191,901

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	7

SSGA S&P 500 Index Fund

Statements of Changes in Net Assets

	Year Ended August 31, 2015	Year Ended August 31, 2014

Increase (Decrease) in Net Assets

Operations
Net investment income	$29,737,239	$25,768,660
Net realized gain	24,533,590	11,027,149
Net change in unrealized appreciation (depreciation)	(51,078,928)	265,441,600

Net increase in net assets from operations	3,191,901	302,237,409

Distributions
From net investment income	(28,788,517)	(25,005,413)
From net realized gains	(17,743,354)	(14,759,296)

Net decrease in net assets from distributions	(46,531,871)	(39,764,709)

Share Transactions
Net increase in net assets from share transactions (Note 4)	66,815,858	24,172,971

Net Increase in Net Assets	23,475,888	286,645,671

Net Assets
Beginning of year	1,508,573,482	1,221,927,811

End of year	$1,532,049,370	$1,508,573,482

Undistributed net investment income included in net assets	$6,944,457	$6,464,047

See accompanying notes which are an integral part of the financial statements.

8	Statements of Changes in Net Assets

This page has been intentionally left blank.

SSGA S&P 500 Index Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below. The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

	$ Net Asset Value, Beginning of Year	$ Net Investment Income (Loss)(a)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gains
August 31, 2015	32.23	0.61	(b)	(0.46)	0.15	(0.60)	(0.38)
August 31, 2014	26.57	0.56		5.96	6.52	(0.54)	(0.32)
August 31, 2013	23.18	0.52		3.67	4.19	(0.50)	(0.30)
August 31, 2012	20.09	0.47	(c)	3.09	3.56	(0.47)	—
August 31, 2011	17.31	0.38	(c)	2.78	3.16	(0.38)	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	Reflects amounts waived by the administrator.
(c)	Reflects amounts waived and/or reimbursed by the investment adviser.
(d)	Unaudited.

See accompanying notes which are an integral part of the financial statements.

10	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Year	% Total Return	$ Net Assets, End of Year (000)	% Ratio of Expenses to Average Net Assets, Net		% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets		% Portfolio Turnover Rate of the Master Portfolio(d)
(0.98)	31.40	0.36	1,532,049	0.16	(b)	0.16	1.88	(b)	2
(0.86)	32.23	24.98	1,508,573	0.15		0.15	1.88		2
(0.80)	26.57	18.54	1,221,928	0.17		0.17	2.08		2
(0.47)	23.18	18.00	1,131,262	0.18	(c)	0.19	2.21	(c)	19
(0.38)	20.09	18.26	1,126,485	0.18	(c)	0.19	1.82	(c)	2

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	11

SSGA S&P 500 Index Fund

Notes to Financial Statements — August 31, 2015

1.	Organization

The SSGA Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Massachusetts business trust on October 3, 1987. The Trust operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Agreement”).

As of August 31, 2015, the Trust consisted of eleven (11) series, and corresponding classes each of which have the same rights and privileges, including voting rights. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at a $.001 par value. The financial statements herein relate to the following “diversified” Fund (the “Fund”):

Fund	Classes	Commencement of Operations:

SSGA S&P 500 Index Fund	Class N	December 30, 1992

The financial statements of the remaining (10) series are presented in separate reports.

The Fund seeks to achieve its investment objective by investing all of its assets in State Street Equity 500 Index Portfolio (the “Portfolio”), a separate series of the State Street Master Funds. The value of the Fund’s investment in the Portfolio, reflects the Fund’s proportionate interest in net assets of the Portfolio (54.86% at August 31, 2015). The Fund invests as part of a “master-feeder” structure and has the same or substantially similar investment objective as the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including its Portfolio of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

Deloitte & Touche LLP (“Deloitte & Touche”) served as independent registered certified public accounting firm through November 19, 2014. On November 19, 2014, upon recommendation by the Audit Committee of the Fund, the Fund’s Board of Trustees selected Ernst & Young LLP to replace Deloitte & Touche as the independent public accountant for the fiscal year ending August 31, 2015.

The reports of Deloitte & Touche on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through November 19, 2014, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Fund requested and Deloitte & Touche furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services Investment Companies (“ASC 946”).

12	Notes to Financial Statements

SSGA S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2015

Security Valuation

The Fund records its investment in the Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Portfolio. The valuation policies of the Portfolio are discussed in Note 2 of the Portfolio’s Notes to Financial Statements, which are attached to this report.

Investment Transactions and Income Recognition

Investment transactions (contributions to and withdrawals from the Portfolio) are accounted for on trade date for financial reporting purposes. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds in the Trust.

Distributions

Dividends and capital gain distributions, if any, are recorded on ex-date. The Fund declares and distributes dividends from net investment income, if any, quarterly. Capital gain distributions, if any, are generally declared and paid annually.

The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

Federal Income Taxes

The Fund has qualified and intends to continue to qualify for and elect treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net taxable income and capital gains, if any, the Fund will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

At August 31, 2015, the cost of investments for U.S. federal income tax purposes was $633,953,667. Gross unrealized appreciation was $901,153,352 and gross unrealized depreciation was $0, resulting in net unrealized appreciation of $901,153,352.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2015 and has determined that no provision for income tax is required in the Fund’s Financial Statements. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

No income tax returns are currently under examination. Management has analyzed tax laws and regulations and their applications to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of tax liability.

Capital Loss Carryovers

At August 31, 2015, the Fund had no tax basis capital loss carryforwards.

Notes to Financial Statements	13

SSGA S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2015

For the year ended August 31, 2015, the Fund’s components of distributable earnings and tax composition of distributions for federal income tax purposes were as follows:

S&P 500 Index Fund

Components of Distributable Earnings:
Undistributed Ordinary Income	$6,944,457
Accumulated Undistributed Long-Term Capital Gains	$26,377,699
Post October Capital Loss Deferrals	$(395,549)

Tax Composition of Distributions:
Ordinary Income	$33,156,505
Long-Term Capital Gains	$13,375,366

For the year ended August 31, 2014, the Fund’s tax composition of distributions for federal income tax purposes were as follows:

S&P 500 Index Fund

Tax Composition of Distributions:
Ordinary Income	$27,146,288
Long-Term Capital Gains	$12,618,421

3.	Fees and Compensation paid to Affiliates and other Related Party Transactions

Adviser and Affiliates

The Fund pays no fee directly to SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) for so long as assets of the Fund are invested in the Portfolio. The Portfolio makes payments to the Adviser for the Adviser’s advisory and administration services and for State Street Bank and Trust Company’s custody and transfer agency services in the amount of 0.045% of average daily net assets on an annual basis, calculated daily and paid monthly. SSGA FM manages the Fund pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Trust and the Adviser. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations.

The Adviser is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.13% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees. The Adviser did not reimburse the Fund for the period ended August 31, 2015. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

Boston Financial Data Services, Inc. (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as the Fund’s transfer and dividend paying agent, pursuant to an agreement dated August 1, 2006, as amended. For these services, the Fund pays annual account services fees, activity based fees, charges related to compliance and regulatory services.

State Street Bank and Trust Company (“State Street”) provides custody and fund accounting services to the Fund pursuant to an Amended and Restated Custodian Contract dated April 11, 2012. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses. State Street is a wholly-owned subsidiary of State Street Corporation.

Administrator and Sub-Administrator

Effective June 1, 2015, SSGA FM serves as Administrator and State Street serves as Sub-Administrator. Pursuant to the Administration Agreement between the Trust on behalf of the Fund and SSGA FM, the Fund pays a fee at an annual rate of 0.05% of the Fund’s net assets. SSGA FM has contractually agreed to waive 0.01% of its administration fee. The waiver may

14	Notes to Financial Statements

SSGA S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2015

not be terminated or modified except with the approval of the Board. For the year ended August 31, 2015, SSGA FM waived fees in the amount of $41,097.

Prior to June 1, 2015, State Street served as the Administrator of the Fund. For its services as Administrator, the Trust paid State Street an annual fee, payable monthly on a pro rata basis. The annual fee was based on the following percentages of the average daily net assets of the Trust: $0 to $10 billion — 0.0175%; next $10 billion — 0.0125%; next $10 billion — 0.0075% and 0.0050% thereafter. In addition, the Trust paid additional fees to the Administrator for certain services and reimbursed the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

State Street Global Markets, LLC (the “Distributor” or “SSGM”) promotes and offers shares of the Trust pursuant to an Amended and Restated Distribution Agreement dated April 14, 2014. The Distributor may enter into agreements with other related and non-related parties which act as agents to offer and sell shares of the Fund. The amounts paid to the Distributor are included in the accompanying Statement of Operations. The Distributor is a wholly-owned subsidiary of State Street Corporation.

The Trust has adopted a shareholder service agreement with State Street, and the following entities related to State Street: SSGM, Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”) and High Net Worth Services Division of State Street (“High Net Worth Services”), as well as unaffiliated service providers (collectively, the “Agents”). For these services, the Fund paid 0.025% to State Street, and a fee to each of the Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents subject to the maximum of 0.05%. Effective June 1, 2015, the shareholder service agreement between the Trust and State Street was terminated.

To compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of the Fund, the Fund may make payments to the Distributor under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) described below.

The Plan will continue in effect only if such continuance is specifically approved at least annually by a vote of both a majority of the Board and a majority of the Trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”) and have no direct or indirect financial interest in the Plan or in any agreements related thereto (the “Qualified Distribution Plan Trustees”). The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. At the time of adoption, none of the Independent Trustees of the Trust had a direct or indirect financial interest in the operation of the Plan. The Plan calls for payments at an annual rate (based on average net assets) of 0.25%.

Additionally, the Board approved a limit of 0.062% on the amount of Rule 12b-1 fees paid to the Distributor.

The Plan may benefit the Fund by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Fund. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

Notes to Financial Statements	15

SSGA S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2015

The compensation paid by the Distributor to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The compensation to financial intermediaries includes asset-based fees and account-based fees. The amount of continuing compensation paid by the Distributor to different financial intermediaries varies.

Some portion of the Distributor’s payments to financial intermediaries will be made out of amounts received by the Distributor under the Fund’s Plan. In addition, the Fund may reimburse the Distributor for payments the Distributor makes to financial intermediaries that provide certain recordkeeping, administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

The Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of the Fund are unavailable for purchase.

For the year ended August 31, 2015, the Fund paid the following shareholder servicing expenses:

State Street

S&P 500 Index Fund	$20,722

The Fund did not make any payments to SSGM, Fiduciary Investors Services or High Net Worth Services during the year ended August 31, 2015.

Trustees’ Fees

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Fund does not receive compensation from the Fund for his or her service as a Trustee.

Each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSGA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. Trustees’ fees and expenses are allocated among the Trusts and Funds overseen by the Trustees in a manner deemed equitable taking into consideration the relative net assets of the Funds, subject to a $15,000 minimum per Fund. The Co-Chairmen each receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. Trustee fees are allocated among the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series. As of the date of this Shareholder Report, the Trustees were not paid pension or retirement benefits as part of SSGA Funds’ expenses. However, the SSGA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSGA Funds. As of the fiscal year ended August 31, 2015, none of the Independent Trustees participated in the optional deferred compensation program.

The Trust’s officers are compensated by the Adviser and its affiliates.

Accrued fees payable to affiliates and trustees as of August 31, 2015 were as follows:

S&P 500 Index Fund

Administration fees	$61,272
Custodian fees	7,678
Distribution and Shareholder servicing fees	37,919
Transfer agent fees	55,013

$161,882

16	Notes to Financial Statements

SSGA S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2015

4.	Fund Share Transactions

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	12,837,688	$418,680,658	10,723,266	$318,481,325
Proceeds from reinvestment of distributions	1,349,631	44,324,122	1,300,945	37,393,975
Payments for shares redeemed	(12,201,700)	(396,188,922)	(11,214,408)	(331,702,329)

Total net increase (decrease)	1,985,619	$66,815,858	809,803	$24,172,971

5.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Notes to Financial Statements	17

SSGA S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSGA Funds and Shareholders of the SSGA S&P 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of SSGA S&P 500 Index Fund (the “Fund”) (one of the Funds constituting the SSGA Funds (the “Trust”)) as of August 31, 2015, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2014 and the financial highlights for periods ended prior to September 1, 2014 were audited by another independent registered public accounting firm whose report, dated October 30, 2014, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSGA S&P 500 Index Fund (one of the Funds constituting the SSGA Funds) at August 31, 2015, and the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 30, 2015

18	Report of Independent Registered Public Accounting Firm

SSGA S&P 500 Index Fund

Tax Information — August 31, 2015 (Unaudited)

Long term capital gains dividends of $13,375,366 were paid by the Fund during the year ended August 31, 2015.

Short term capital gains dividends of $4,367,988 were paid by the Fund during the year ended August 31, 2015.

The Form 1099-DIV mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015.

Please consult a tax advisor for questions about federal or state income tax laws.

Tax Information	19

SSGA S&P 500 Index Fund

Basis for Approval of Investment Advisory Contracts (Unaudited)

Trustee Considerations in Approving Continuation of Investment Advisory Agreement1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Independent Trustees on the Board of Trustees (the “Board”) of the SSGA Funds (the “Trust”), met in Executive Sessions on April 12-13, 2015, and May 18-19, 2015 to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (the “Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by co-counsel that is independent of the Adviser in connection with their consideration of approval of the Advisory Agreement. Following the April 12-13, 2015 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 18-19, 2015 meeting. The Independent Trustees considered, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent third-party provider of investment company data, which includes for the Fund:

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Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2014, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

¡	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider;

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•

Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds, as applicable; and

•	Profitability analyses for (a) the Adviser with respect to the Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser, including its investment strategies and processes;

[1]

Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory agreement, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

20	Basis for Approval of Investment Advisory Contracts

SSGA S&P 500 Index Fund

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•

Information concerning the allocation of brokerage and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•

Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Adviser in monitoring the effectiveness of such procedures and processes.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of each Code of Ethics adopted by the Adviser, together with information relating to compliance with and the administration of such Codes;

•	A copy of the Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds;

•	A description of the business continuity and disaster recovery plans of the Adviser; and

•	Information regarding the Adviser’s risk management processes.

Other Relevant Information

•

Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, administrator, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement and agreements with other service providers of the Funds;

•

Draft responses to the letter dated March 11, 2015 from Joseph P. Barri, LLC, co-counsel along with the law firm of Sullivan & Worcester LLP (together, “Independent Counsel”), to the Independent Trustees), and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

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The Adviser, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the sub-administrator, administrator, custodian, transfer agent, securities lending agent, and/or shareholder services, as applicable, for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Information from the Adviser, State Street and the Distributor providing any material changes to the previous information supplied in response to the letter dated March 11, 2015 from Joseph P. Barri, LLC prior to the Executive Sessions of the Board on May 18-19, 2015.

•

Excerpts from the Funds’ most recent Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2014, including (i) the latest prospectus descriptions of the Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Annual Shareholder Report for the Fund, including

Basis for Approval of Investment Advisory Contracts	21

SSGA S&P 500 Index Fund

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Portfolio Management Discussion of Performance, as prepared by its portfolio management team, together with a graphic comparison of the performance of the Fund with its benchmark index, for its fiscal year ended August 31, 2014;

•	Lipper materials dated March 2015, circulated to the Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing the Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on May 18-19, 2015 the Board, including a majority of the Independent Trustees, voted to approve continuation of the Advisory Agreement effective June 1, 2015, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of the Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring the Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide, high quality investment management and related services for the Funds.

Fund Performance

The Board compared the Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2014. Among other information, the Board considered that the Fund outperformed the medians of its Performance Group and Performance Universe and its Lipper Index for the 1-, 3-, 5- and 10-year periods.

22	Basis for Approval of Investment Advisory Contracts

SSGA S&P 500 Index Fund

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory or better (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by the Fund and actual fees paid by the Fund, net of waivers. As part of its review, the Board considered the Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to the Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

Among other information, the Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were below the medians of its Expense Group and Expense Universe.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of the Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to the Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Adviser and the Affiliated Service Providers in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds.

The Board concluded that the profitability of the Adviser with respect to the Funds and the profitability range of each of the Affiliated Service Providers with respect to its services to the Fund, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of the Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to the Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of the Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Conclusions

In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.

Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of the Fund and its respective shareholders, and (2) the rates payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

Basis for Approval of Investment Advisory Contracts	23

SSGA S&P 500 Index Fund

Shareholder Requests for Additional Information (Unaudited)

Proxy Voting Policies and Procedures and Record

The Fund has adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities are contained in the Fund’s Statement of Additional Information, which is available (i) without charge, upon request, by calling the Fund at (800) 647-7327, (ii) on the Fund’s website at www.SSGAfunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Fund voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-800-997-7327 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Fund will file its complete schedule of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedule of investments is available in the Fund’s semi-annual and annual financial statements. The Fund’s Form N-Q is available (i) without charge, upon request, by calling the Fund at (800) 647-7327, (ii) on the Fund’s website at www.SSGAfunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

24	Shareholder Requests for Additional Information

SSGA S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
INDEPENDENT TRUSTEES
Michael F. Holland State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	71	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	71	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013- Present).

Disclosure of Information about Fund Trustees and Officers	25

SSGA S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
INDEPENDENT TRUSTEES (continued)
William L. Boyan State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 1/14	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society; Trustee, Children’s Hospital, Boston, MA.	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust.

William L. Marshall State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, (2008 – 2014) Doylestown Health Foundation Board; and the Ann Silverman Community Clinic of Doylestown, PA.	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013: Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – Present).

26	Disclosure of Information about Fund Trustees and Officers

SSGA S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
INDEPENDENT TRUSTEES (continued)
Rina K. Spence State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

Bruce D. Taber State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

Douglas T. Williams State Street Bank and Trust Company 100 Huntington Avenue, CPH 0326 Boston, MA 02116 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	President, Oakmont Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

Disclosure of Information about Fund Trustees and Officers	27

SSGA S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust(1)	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years(1)	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past Five Years(1)
INTERESTED TRUSTEES(2)
Gregory A. Ehret SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1969	Trustee	Term: Indefinite Elected Trustee: 8/15	President and Global Chief Operating Officer State Street Global Advisors (2012 – Present); Head of Europe, the Middle East, and Africa, State Street Global Advisors (2008 – 2012); Head of Sales and Distribution in Europe, the Middle East, and Africa, State Street Global Advisors (2007 – 2008).	71	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 1/14	Chairman and Director, SSGA Funds Management, Inc. (2012 – present); President, SSGA Funds Management, Inc. (2005 – 2012); Executive Vice President and Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	268	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSGA Active Trust; and Trustee, SSGA Master Trust.

(1)	As of October 12, 2015.
(2)	Mr. Ehret and Mr. Ross are Interested Trustees because of their employment by SSGA Funds Management, Inc., an affiliate of the Trust.

28	Disclosure of Information about Fund Trustees and Officers

SSGA S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2015 (Unaudited)

The following lists the principal officers for SSGA Funds and the State Street Master Funds, as well as their mailing addresses and ages, positions with the Trusts and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSGA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSGA Funds Management, Inc. (1992-2012) and Senior Managing Director, State Street Global Advisors (1992-present).*

Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President Assistant Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 4/15	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Vice President, SSGA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*

Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Treasurer	Term: Indefinite Elected: 4/15	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001-November 2014).*

Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2006 – 2011).

David K. James State Street Bank and Trust Company 100 Huntington Avenue, 3rd Floor Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Elected: 4/13	Managing Director and Managing Counsel, State Street Bank and Trust Company (2009 – present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006–2009).

Kristin Schantz State Street Bank and Trust Company 100 Huntington Avenue, 3rd Floor Boston, MA 02116 YOB: 1979	Assistant Secretary	Term: Indefinite Elected: 2/14	Vice President and Senior Counsel, State Street Bank and Trust Company (2013 – present); Vice President, Citi Fund Services Ohio, Inc. (2008 – 2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 800-997-7327.

Disclosure of Information about Fund Trustees and Officers	29

SSGA S&P 500 Index Fund

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 647-7327

Trustees

William L. Boyan

Gregory A. Ehret

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Officers

Ellen M. Needham, President and Principal Executive Officer

Chad C. Hallett, Treasurer and Principal Accounting Officer

Ann M. Carpenter, Vice President and Assistant Treasurer

Brian Harris, Chief Compliance Officer

David James, Secretary

Joshua A. Weinberg, Chief Legal Officer

Kristin M. Schantz, Assistant Secretary

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center,

One Lincoln Street

Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Distributor:    State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSGA Funds pay State Street Bank and Trust Company for its services as sub-administrator, custodian, transfer agent and shareholder servicing agent and pays SSGA Funds Management, Inc. for investment advisory and administrator services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

30	Fund Management and Service Providers

31 August 2015

State Street Master Funds

State Street Equity 500 Index Portfolio

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State Street Equity 500 Index Portfolio

Portfolio of Investments — August 31, 2015 (Unaudited)

	Shares	Value

Common Stocks - 97.9%
Consumer Discretionary - 12.6%
Advance Auto Parts, Inc.	11,500	$2,015,375
Amazon.com, Inc. (a)	59,802	30,671,848
AutoNation, Inc. (a)	12,469	746,145
AutoZone, Inc. (a)	4,988	3,571,358
Bed Bath & Beyond, Inc. (a)	25,130	1,560,824
Best Buy Co., Inc.	44,213	1,624,386
BorgWarner, Inc.	36,423	1,589,500
Cablevision Systems Corp. (Class A)	30,812	775,538
CarMax, Inc. (a)	32,197	1,964,017
Carnival Corp.	69,149	3,404,205
CBS Corp. (Class B)	72,993	3,302,203
Chipotle Mexican Grill, Inc. (a)	5,014	3,559,990
Coach, Inc.	45,800	1,385,450
Comcast Corp. (Class A)	395,665	22,287,809
D.R. Horton, Inc.	50,179	1,523,936
Darden Restaurants, Inc.	20,917	1,422,565
Delphi Automotive PLC	47,381	3,578,213
Discovery Communications, Inc. (Class A) (a)	21,597	574,480
Discovery Communications, Inc. (Class C) (a)	39,797	1,009,252
Dollar General Corp.	48,287	3,596,899
Dollar Tree, Inc. (a)	33,282	2,538,085
Expedia, Inc.	15,023	1,727,495
Ford Motor Co.	637,860	8,847,118
Fossil Group, Inc. (a)	7,617	469,055
GameStop Corp. (Class A)	16,878	716,977
Gap, Inc.	44,764	1,468,707
Garmin Ltd.	19,560	735,652
General Motors Co.	214,477	6,314,203
Genuine Parts Co.	24,420	2,038,826
Goodyear Tire & Rubber Co.	40,813	1,215,003
H&R Block, Inc.	45,551	1,549,645
Hanesbrands, Inc.	62,600	1,884,886
Harley-Davidson, Inc.	33,585	1,882,439
Harman International Industries, Inc.	10,405	1,016,985
Hasbro, Inc.	19,928	1,486,430
Home Depot, Inc.	203,310	23,677,483
Interpublic Group of Cos., Inc.	62,228	1,174,865
Johnson Controls, Inc.	102,206	4,204,755
Kohl’s Corp.	33,588	1,713,996
L Brands, Inc.	39,546	3,317,909
Leggett & Platt, Inc.	20,944	930,332
Lennar Corp. (Class A)	26,425	1,345,032
Lowe’s Cos., Inc.	144,712	10,009,729
Macy’s, Inc.	53,161	3,115,766
Marriott International, Inc. (Class A)	33,797	2,388,096
Mattel, Inc.	56,543	1,324,802
McDonald’s Corp.	149,715	14,225,919

	Shares	Value

Michael Kors Holdings, Ltd. (a)	33,686	$1,463,994
Mohawk Industries, Inc. (a)	9,669	1,904,503
Netflix, Inc. (a)	67,396	7,752,562
Newell Rubbermaid, Inc.	41,451	1,746,331
News Corp. (Class A) (a)	86,114	1,173,734
NIKE, Inc. (Class B)	110,751	12,376,424
Nordstrom, Inc.	23,856	1,738,625
O’Reilly Automotive, Inc. (a)	15,320	3,677,872
Omnicom Group, Inc.	38,550	2,582,079
Priceline Group, Inc. (a)	8,108	10,123,973
PulteGroup, Inc.	47,343	979,527
PVH Corp.	12,451	1,481,420
Ralph Lauren Corp.	9,236	1,026,951
Ross Stores, Inc.	67,544	3,283,989
Royal Caribbean Cruises, Ltd.	25,100	2,212,816
Scripps Networks Interactive, Inc. (Class A)	15,263	810,313
Signet Jewelers, Ltd.	12,600	1,738,800
Staples, Inc.	95,234	1,353,275
Starbucks Corp.	235,092	12,861,883
Starwood Hotels & Resorts Worldwide, Inc.	25,244	1,804,189
Target Corp.	99,044	7,696,709
TEGNA, Inc.	34,252	814,855
Tiffany & Co.	18,581	1,528,287
Time Warner Cable, Inc.	44,474	8,273,053
Time Warner, Inc.	130,780	9,298,458
TJX Cos., Inc.	109,375	7,691,250
Tractor Supply Co.	22,674	1,934,319
TripAdvisor, Inc. (a)	19,015	1,329,149
Twenty-First Century Fox, Inc. (Class A)	283,409	7,762,573
Under Armour, Inc. (Class A) (a)	25,076	2,395,510
Urban Outfitters, Inc. (a)	15,839	488,792
V.F. Corp.	53,528	3,877,033
Viacom, Inc. (Class B)	57,541	2,345,947
Walt Disney Co.	245,593	25,021,015
Whirlpool Corp.	12,459	2,094,358
Wyndham Worldwide Corp.	19,646	1,502,526
Wynn Resorts, Ltd.	11,859	890,018
Yum! Brands, Inc.	67,990	5,423,562

		353,944,857

Consumer Staples - 9.5%
Altria Group, Inc.	309,070	16,559,971
Archer-Daniels-Midland Co.	94,592	4,255,694
Brown-Forman Corp. (Class B)	24,161	2,370,194
Campbell Soup Co.	30,583	1,467,678
Clorox Co.	19,379	2,154,363
Coca-Cola Co.	614,722	24,170,869
Coca-Cola Enterprises, Inc.	35,313	1,818,266
Colgate-Palmolive Co.	134,579	8,452,907
ConAgra Foods, Inc.	66,051	2,753,006

State Street Equity 500 Index Portfolio	33

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2015 (Unaudited)

	Shares	Value

Constellation Brands, Inc. (Class A)	27,076	$3,465,728
Costco Wholesale Corp.	68,834	9,640,202
CVS Health Corp.	179,527	18,383,565
Dr. Pepper Snapple Group, Inc.	31,703	2,432,571
Estee Lauder Cos., Inc. (Class A)	36,263	2,892,700
General Mills, Inc.	94,522	5,365,069
Hershey Co.	23,615	2,114,015
Hormel Foods Corp.	23,349	1,426,624
J.M. Smucker Co.	14,855	1,748,731
Kellogg Co.	40,207	2,664,920
Keurig Green Mountain, Inc.	18,089	1,023,837
Kimberly-Clark Corp.	57,473	6,122,599
Kraft Heinz Co.	90,751	6,593,968
Kroger Co.	153,910	5,309,895
McCormick & Co., Inc.	20,261	1,606,292
Mead Johnson Nutrition Co.	30,568	2,394,697
Molson Coors Brewing Co. (Class B)	23,509	1,600,728
Mondelez International, Inc. (Class A)	255,994	10,843,906
Monster Beverage Corp. (a)	23,647	3,274,164
PepsiCo, Inc.	231,738	21,535,412
Philip Morris International, Inc.	245,087	19,557,943
Procter & Gamble Co.	425,161	30,046,128
Reynolds American, Inc.	65,846	5,514,602
Sysco Corp.	93,735	3,737,214
Tyson Foods, Inc. (Class A)	44,691	1,889,535
Wal-Mart Stores, Inc.	248,299	16,072,394
Walgreens Boots Alliance, Inc.	137,213	11,875,785
Whole Foods Market, Inc.	55,587	1,821,030

		264,957,202

Energy - 7.1%
Anadarko Petroleum Corp.	81,044	5,801,130
Apache Corp.	60,570	2,740,187
Baker Hughes, Inc.	69,094	3,869,264
Cabot Oil & Gas Corp.	65,622	1,553,273
Cameron International Corp. (a)	30,467	2,033,977
Chesapeake Energy Corp.	78,594	613,819
Chevron Corp.	294,834	23,878,606
Cimarex Energy Co.	13,242	1,463,373
Columbia Pipeline Group, Inc.	47,478	1,204,042
ConocoPhillips	191,303	9,402,542
CONSOL Energy, Inc.	32,173	489,995
Devon Energy Corp.	59,550	2,540,403
Diamond Offshore Drilling, Inc.	9,954	236,009
Ensco PLC (Class A)	32,889	595,620
EOG Resources, Inc.	86,263	6,755,256

	Shares	Value

EQT Corp.	22,243	$1,730,950
Exxon Mobil Corp.	656,372	49,385,429
FMC Technologies, Inc. (a)	39,709	1,381,079
Halliburton Co.	130,167	5,122,071
Helmerich & Payne, Inc.	18,874	1,113,755
Hess Corp.	38,344	2,279,551
Kinder Morgan, Inc.	272,976	8,847,152
Marathon Oil Corp.	109,289	1,889,607
Marathon Petroleum Corp.	87,602	4,144,451
Murphy Oil Corp.	24,962	773,822
National Oilwell Varco, Inc.	57,941	2,452,643
Newfield Exploration Co. (a)	29,185	972,152
Noble Energy, Inc.	62,595	2,091,299
Occidental Petroleum Corp.	121,135	8,844,066
ONEOK, Inc.	31,504	1,134,459
Phillips 66	85,692	6,775,666
Pioneer Natural Resources Co.	23,524	2,894,863
Range Resources Corp.	24,841	959,359
Schlumberger, Ltd.	202,072	15,634,311
Southwestern Energy Co. (a)	63,944	1,038,451
Spectra Energy Corp.	104,141	3,027,379
Tesoro Corp.	20,049	1,844,708
Transocean, Ltd.	47,690	678,629
Valero Energy Corp.	83,386	4,948,125
Williams Cos., Inc.	108,410	5,225,362

		198,366,835

Financials - 16.1%
ACE, Ltd.	52,067	5,319,165
Affiliated Managers Group, Inc. (a)	8,476	1,580,265
Aflac, Inc.	69,737	4,086,588
Allstate Corp.	63,967	3,727,997
American Express Co.	139,752	10,721,773
American International Group, Inc.	207,632	12,528,515
American Tower Corp. REIT	66,982	6,175,071
Ameriprise Financial, Inc.	29,963	3,375,931
Aon PLC	45,682	4,268,526
Apartment Investment & Management Co. (Class A) REIT	27,165	978,755
Assurant, Inc.	10,846	806,400
AvalonBay Communities, Inc. REIT	21,029	3,471,047
Bank of America Corp.	1,655,566	27,051,948
Bank of New York Mellon Corp.	180,491	7,183,542
BB&T Corp.	116,439	4,298,928
Berkshire Hathaway, Inc. (Class B) (a)	287,519	38,539,047
BlackRock, Inc.	20,118	6,085,091
Boston Properties, Inc. REIT	24,821	2,814,205
Capital One Financial Corp.	84,268	6,551,837

34	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2015 (Unaudited)

	Shares	Value

Care Capital Properties, Inc. REIT (a)	1	$24
CBRE Group, Inc. (a)	42,908	1,373,914
Charles Schwab Corp.	181,489	5,513,636
Chubb Corp.	35,896	4,336,596
Cincinnati Financial Corp.	23,305	1,219,551
Citigroup, Inc.	475,093	25,407,974
CME Group, Inc.	49,092	4,636,248
Comerica, Inc.	25,917	1,140,348
Crown Castle International Corp. REIT	51,842	4,323,104
Discover Financial Services	72,977	3,921,054
E*TRADE Financial Corp. (a)	43,889	1,153,842
Equity Residential REIT	56,238	4,006,958
Essex Property Trust, Inc. REIT	9,555	2,050,694
Fifth Third Bancorp	136,554	2,720,156
Franklin Resources, Inc.	62,651	2,542,378
General Growth Properties, Inc. REIT	100,542	2,551,756
Genworth Financial, Inc. (Class A) (a)	71,189	368,759
Goldman Sachs Group, Inc.	63,688	12,011,557
Hartford Financial Services Group, Inc.	63,130	2,900,824
HCP, Inc. REIT	69,777	2,585,936
Health Care REIT, Inc.	55,581	3,521,056
Host Hotels & Resorts, Inc. REIT	113,659	2,015,174
Hudson City Bancorp, Inc.	66,376	617,297
Huntington Bancshares, Inc.	122,865	1,340,457
Intercontinental Exchange, Inc.	17,525	4,002,885
Invesco Ltd.	65,489	2,233,830
Iron Mountain, Inc. REIT	33,274	942,985
JPMorgan Chase & Co.	582,072	37,310,815
KeyCorp	128,679	1,768,049
Kimco Realty Corp. REIT	64,016	1,475,569
Legg Mason, Inc.	15,615	692,213
Leucadia National Corp.	47,809	1,025,981
Lincoln National Corp.	40,310	2,047,345
Loews Corp.	48,012	1,750,037
M&T Bank Corp.	21,534	2,546,180
Macerich Co. REIT	20,945	1,595,590
Marsh & McLennan Cos., Inc.	82,934	4,456,044
McGraw Hill Financial, Inc.	43,298	4,199,473
MetLife, Inc.	175,626	8,798,863
Moody’s Corp.	26,634	2,724,925
Morgan Stanley	239,155	8,238,890
NASDAQ OMX Group, Inc.	21,225	1,086,508
Navient Corp.	59,941	766,645
Northern Trust Corp.	35,310	2,466,050
People’s United Financial, Inc.	49,334	764,677

	Shares	Value

Plum Creek Timber Co., Inc. REIT	27,186	$1,046,389
PNC Financial Services Group, Inc.	82,842	7,548,563
Principal Financial Group, Inc.	45,626	2,297,269
Progressive Corp.	85,852	2,572,126
ProLogis, Inc. REIT	80,147	3,045,586
Prudential Financial, Inc.	73,437	5,926,366
Public Storage, Inc. REIT	22,852	4,599,422
Realty Income Corp. REIT	35,500	1,586,495
Regions Financial Corp.	213,143	2,044,041
Simon Property Group, Inc. REIT	48,935	8,775,024
State Street Corp. (b)	66,647	4,793,252
SunTrust Banks, Inc.	78,882	3,184,466
T. Rowe Price Group, Inc.	41,420	2,977,270
Torchmark Corp.	19,384	1,133,189
Travelers Cos., Inc.	51,098	5,086,806
U.S. Bancorp	278,230	11,783,040
Unum Group	43,424	1,456,441
Ventas, Inc. REIT	51,003	2,806,185
Vornado Realty Trust REIT	27,746	2,419,174
Wells Fargo & Co.	735,046	39,200,003
Weyerhaeuser Co. REIT	81,681	2,282,167
XL Group PLC	48,220	1,798,124
Zions Bancorporation	31,258	906,482

		451,985,358

Health Care - 14.9%
Abbott Laboratories	233,759	10,586,945
AbbVie, Inc.	270,563	16,885,837
Aetna, Inc.	55,415	6,346,126
Agilent Technologies, Inc.	52,075	1,890,843
Alexion Pharmaceuticals, Inc. (a)	35,227	6,065,737
Allergan PLC (a)	61,526	18,687,907
AmerisourceBergen Corp.	33,552	3,356,542
Amgen, Inc.	119,991	18,212,234
Anthem, Inc.	42,119	5,940,885
Baxalta, Inc. (a)	86,645	3,045,572
Baxter International, Inc.	86,645	3,331,500
Becton Dickinson and Co.	33,504	4,724,734
Biogen, Inc. (a)	37,347	11,103,263
Boston Scientific Corp. (a)	208,377	3,488,231
Bristol-Myers Squibb Co.	261,112	15,528,331
C.R. Bard, Inc.	11,162	2,163,084
Cardinal Health, Inc.	52,424	4,312,923
Celgene Corp. (a)	125,265	14,791,291
Cerner Corp. (a)	47,263	2,918,963
CIGNA Corp.	39,511	5,562,754
DaVita HealthCare Partners, Inc. (a)	26,572	2,009,906
DENTSPLY International, Inc.	20,166	1,056,900

State Street Equity 500 Index Portfolio	35

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2015 (Unaudited)

	Shares	Value

Edwards Lifesciences Corp. (a)	16,445	$2,316,772
Eli Lilly & Co.	152,857	12,587,774
Endo International PLC (a)	31,900	2,456,300
Express Scripts Holding Co. (a)	106,747	8,924,049
Gilead Sciences, Inc.	232,946	24,475,636
HCA Holdings, Inc. (a)	46,800	4,053,816
Henry Schein, Inc. (a)	13,100	1,792,211
Hospira, Inc. (a)	28,117	2,529,687
Humana, Inc.	22,717	4,152,440
Intuitive Surgical, Inc. (a)	5,452	2,785,699
Johnson & Johnson (c)	437,341	41,101,307
Laboratory Corp. of America Holdings (a)	16,747	1,972,964
Mallinckrodt PLC (a)	17,700	1,526,448
McKesson Corp.	36,031	7,119,005
Medtronic PLC	227,004	16,410,119
Merck & Co., Inc.	445,198	23,973,912
Mylan NV (a)	64,807	3,213,779
Patterson Cos., Inc.	11,159	511,417
PerkinElmer, Inc.	16,632	809,646
Perrigo Co. PLC	22,414	4,101,090
Pfizer, Inc.	965,148	31,097,069
Quest Diagnostics, Inc.	22,158	1,502,312
Regeneron Pharmaceuticals, Inc. (a)	12,158	6,243,133
St. Jude Medical, Inc.	44,053	3,119,393
Stryker Corp.	45,595	4,497,947
Tenet Healthcare Corp. (a)	13,452	662,242
Thermo Fisher Scientific, Inc.	62,512	7,837,129
UnitedHealth Group, Inc.	151,622	17,542,665
Universal Health Services, Inc.	13,300	1,823,962
Varian Medical Systems, Inc. (a)	15,631	1,270,019
Vertex Pharmaceuticals, Inc. (a)	38,748	4,941,145
Waters Corp. (a)	14,215	1,725,417
Zimmer Biomet Holdings, Inc.	25,727	2,664,288
Zoetis, Inc.	76,228	3,420,350

		417,171,650

Industrials - 9.8%
3M Co.	99,043	14,077,972
ADT Corp.	25,056	821,336
Allegion PLC	17,437	1,039,420
American Airlines Group, Inc.	112,000	4,365,760
AMETEK, Inc.	37,101	1,996,776
Boeing Co.	102,124	13,345,564
C.H. Robinson Worldwide, Inc.	22,382	1,509,218
Caterpillar, Inc.	93,855	7,174,276
Cintas Corp.	15,222	1,293,718
CSX Corp.	155,859	4,267,419

	Shares	Value

Cummins, Inc.	26,444	$3,219,557
Danaher Corp.	96,478	8,395,516
Deere & Co.	53,554	4,379,646
Delta Air Lines, Inc.	130,566	5,716,179
Dover Corp.	27,945	1,731,193
Dun & Bradstreet Corp.	6,145	651,186
Eaton Corp. PLC	76,199	4,347,915
Emerson Electric Co.	102,369	4,885,049
Equifax, Inc.	20,295	1,986,880
Expeditors International of Washington, Inc.	29,444	1,441,873
Fastenal Co.	44,042	1,697,379
FedEx Corp.	41,950	6,318,089
Flowserve Corp.	23,555	1,063,037
Fluor Corp.	22,556	1,029,005
General Dynamics Corp.	48,689	6,915,299
General Electric Co.	1,586,963	39,388,422
Honeywell International, Inc.	123,603	12,270,070
Illinois Tool Works, Inc.	51,671	4,367,750
Ingersoll-Rand PLC	41,116	2,273,304
Jacobs Engineering Group, Inc. (a)	20,157	814,544
JB Hunt Transport Services, Inc.	14,500	1,055,310
Joy Global, Inc.	14,887	360,563
Kansas City Southern	16,704	1,549,129
L-3 Communications Holdings, Inc.	12,465	1,314,684
Lockheed Martin Corp.	42,749	8,600,244
Masco Corp.	54,139	1,420,066
Nielsen Holding PLC	61,375	2,775,991
Norfolk Southern Corp.	49,768	3,877,425
Northrop Grumman Corp.	31,686	5,188,266
PACCAR, Inc.	54,235	3,198,238
Parker-Hannifin Corp.	20,514	2,208,537
Pentair PLC	28,991	1,602,912
Pitney Bowes, Inc.	30,921	612,545
Precision Castparts Corp.	21,978	5,060,434
Quanta Services, Inc. (a)	30,293	734,302
Raytheon Co.	47,736	4,895,804
Republic Services, Inc.	41,114	1,684,852
Robert Half International, Inc.	20,374	1,039,685
Rockwell Automation, Inc.	21,779	2,435,546
Rockwell Collins, Inc.	22,300	1,825,255
Roper Technologies, Inc.	16,535	2,680,158
Ryder System, Inc.	9,755	799,617
Snap-on, Inc.	8,872	1,417,479
Southwest Airlines Co.	105,927	3,887,521
Stanley Black & Decker, Inc.	24,950	2,532,924
Stericycle, Inc. (a)	14,104	1,990,639
Textron, Inc.	44,906	1,742,353
Tyco International PLC	67,336	2,443,623
Union Pacific Corp.	140,038	12,006,858
United Parcel Service, Inc. (Class B)	109,455	10,688,281

36	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2015 (Unaudited)

	Shares	Value

United Rentals, Inc. (a)	15,200	$1,053,816
United Technologies Corp.	128,827	11,801,841
W.W. Grainger, Inc.	9,412	2,103,017
Waste Management, Inc.	68,204	3,414,292
Xylem, Inc.	32,634	1,058,973

		273,844,532

Information Technology - 19.7%
Accenture PLC (Class A)	99,282	9,359,314
Activision Blizzard, Inc.	79,200	2,267,496
Adobe Systems, Inc. (a)	73,813	5,799,487
Akamai Technologies, Inc. (a)	27,734	1,977,712
Alliance Data Systems Corp. (a)	10,204	2,624,367
Altera Corp.	44,454	2,158,242
Amphenol Corp. (Class A)	49,980	2,616,953
Analog Devices, Inc.	50,818	2,838,694
Apple, Inc.	905,664	102,122,673
Applied Materials, Inc.	190,653	3,066,654
Autodesk, Inc. (a)	34,170	1,597,448
Automatic Data Processing, Inc.	76,465	5,912,274
Avago Technologies, Ltd.	41,718	5,255,216
Broadcom Corp. (Class A)	87,635	4,528,100
CA, Inc.	54,159	1,477,999
Cisco Systems, Inc.	803,029	20,782,391
Citrix Systems, Inc. (a)	25,678	1,748,929
Cognizant Technology Solutions Corp. (Class A) (a)	93,627	5,892,883
Computer Sciences Corp.	22,732	1,409,157
Corning, Inc.	203,350	3,499,654
eBay, Inc. (a)	170,458	4,621,116
Electronic Arts, Inc. (a)	50,121	3,315,504
EMC Corp.	305,674	7,602,112
Equinix, Inc. REIT	8,800	2,373,976
F5 Networks, Inc. (a)	10,559	1,281,968
Facebook, Inc. (Class A) (a)	331,507	29,646,671
Fidelity National Information Services, Inc.	44,886	3,099,827
First Solar, Inc. (a)	11,749	562,072
Fiserv, Inc. (a)	35,642	3,039,193
FLIR Systems, Inc.	20,339	582,306
Google, Inc. (Class A) (a)	45,023	29,166,800
Google, Inc. (Class C) (a)	44,945	27,787,246
Harris Corp.	21,298	1,636,112
Hewlett-Packard Co.	289,363	8,119,526
Intel Corp.	741,920	21,174,397
International Business Machines Corp.	143,647	21,243,955
Intuit, Inc.	42,026	3,603,730
Juniper Networks, Inc.	58,444	1,502,595
KLA-Tencor Corp.	26,573	1,331,573
Lam Research Corp.	24,281	1,766,928
Linear Technology Corp.	35,021	1,410,646
Mastercard, Inc. (Class A)	151,149	13,961,633
Microchip Technology, Inc.	34,006	1,445,255

	Shares	Value

Micron Technology, Inc. (a)	173,328	$2,844,313
Microsoft Corp. (c)	1,270,377	55,286,807
Motorola Solutions, Inc.	33,022	2,140,486
NetApp, Inc.	49,643	1,586,590
NVIDIA Corp.	87,012	1,956,030
Oracle Corp.	507,070	18,807,226
Paychex, Inc.	49,131	2,194,190
PayPal Holdings, Inc. (a)	170,458	5,966,030
Qorvo, Inc. (a)	23,300	1,293,383
QUALCOMM, Inc.	258,985	14,653,371
Red Hat, Inc. (a)	28,130	2,031,267
Salesforce.com, Inc. (a)	93,805	6,506,315
SanDisk Corp.	33,206	1,811,719
Seagate Technology PLC	49,776	2,558,486
Skyworks Solutions, Inc.	29,700	2,594,295
SL Green Realty Corp. REIT	15,400	1,594,054
Symantec Corp.	108,203	2,217,079
TE Connectivity, Ltd.	64,849	3,844,897
Teradata Corp. (a)	21,913	640,517
Texas Instruments, Inc.	163,806	7,836,479
Total System Services, Inc.	22,999	1,054,044
VeriSign, Inc. (a)	19,320	1,331,921
Visa, Inc. (Class A)	304,440	21,706,572
Western Digital Corp.	33,647	2,757,708
Western Union Co.	89,340	1,647,430
Xerox Corp.	161,592	1,643,391
Xilinx, Inc.	39,642	1,660,603
Yahoo!, Inc. (a)(c)	137,637	4,437,417

		551,813,404

Materials - 2.9%
Air Products & Chemicals, Inc.	29,807	4,158,971
Airgas, Inc.	10,040	969,061
Alcoa, Inc.	221,689	2,094,961
Avery Dennison Corp.	13,318	773,509
Ball Corp.	21,658	1,427,479
C.F. Industries Holdings, Inc.	40,030	2,296,921
Dow Chemical Co.	173,790	7,605,050
E.I. du Pont de Nemours & Co.	142,594	7,343,591
Eastman Chemical Co.	25,372	1,838,455
Ecolab, Inc.	41,565	4,536,404
FMC Corp.	22,922	969,830
Freeport-McMoRan, Inc.	157,964	1,680,737
International Flavors & Fragrances, Inc.	13,780	1,509,599
International Paper Co.	66,808	2,882,097
LyondellBasell Industries NV (Class A)	62,452	5,332,152
Martin Marietta Materials, Inc.	10,555	1,771,129
Monsanto Co.	75,094	7,332,929
Mosaic Co.	47,516	1,940,078
Newmont Mining Corp.	73,573	1,255,891
Nucor Corp.	53,006	2,294,630
Owens-Illinois, Inc. (a)	22,763	474,609

State Street Equity 500 Index Portfolio	37

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2015 (Unaudited)

	Shares	Value

PPG Industries, Inc.	42,888	$4,086,798
Praxair, Inc.	45,000	4,758,750
Sealed Air Corp.	32,469	1,670,530
Sherwin-Williams Co.	11,887	3,040,813
Sigma-Aldrich Corp.	19,661	2,740,940
Vulcan Materials Co.	22,290	2,086,790
WestRock Co.	41,048	2,436,199

		81,308,903

Telecommunication Services - 2.4%
AT&T, Inc.	967,318	32,114,958
CenturyLink, Inc.	86,173	2,330,118
Frontier Communications Corp.	143,538	727,738
Level 3 Communications, Inc. (a)	49,300	2,205,189
Verizon Communications, Inc.	639,051	29,402,736

		66,780,739

Utilities - 2.9%
AES Corp.	98,059	1,176,708
AGL Resources, Inc.	18,002	1,097,942
Ameren Corp.	36,056	1,452,696
American Electric Power Co., Inc.	75,043	4,074,085
CenterPoint Energy, Inc.	65,335	1,216,538
CMS Energy Corp.	42,001	1,376,793
Consolidated Edison, Inc.	47,100	2,963,061
Dominion Resources, Inc.	91,268	6,365,943
DTE Energy Co.	29,539	2,305,814
Duke Energy Corp.	110,491	7,834,917
Edison International	49,505	2,895,052
Entergy Corp.	27,000	1,763,910
Eversource Energy	51,243	2,420,719
Exelon Corp.	131,659	4,049,831
FirstEnergy Corp.	68,129	2,177,403
NextEra Energy, Inc.	69,057	6,795,899
NiSource, Inc.	47,478	797,156
NRG Energy, Inc.	51,498	1,025,840
Pepco Holdings, Inc.	35,659	819,444
PG&E Corp.	77,112	3,823,213
Pinnacle West Capital Corp.	18,956	1,128,451
PPL Corp.	105,756	3,277,378
Public Service Enterprise Group, Inc.	76,936	3,096,674
SCANA Corp.	23,801	1,258,835
Sempra Energy	35,624	3,378,936
Southern Co.	139,484	6,055,000
TECO Energy, Inc.	42,650	898,636
WEC Energy Group, Inc.	45,587	2,172,221
Xcel Energy, Inc.	80,800	2,725,384

		80,424,479

Total Common Stocks (cost $1,398,454,456)		2,740,597,959

	Par Amount	Value

U.S. Government Securities - 0.2%
U.S. Treasury Bill (c)(d)(e) 0.01% due 10/01/2015	$3,760,000	$3,760,000
U.S. Treasury Bill (c)(d)(e) 0.01% due 10/01/2015	100,000	99,998

Total U.S. Government Securities (cost $3,859,998)		3,859,998

	Shares

Short Term Investment - 1.4%
Money Market Fund - 1.4%
State Street Institutional Liquid Reserve Fund, Premier Class 0.12% (b)(f)
(cost $39,469,325)	39,469,325	39,469,325

Total Investments - 99.5% (g) (cost $1,441,783,779) (h)		2,783,927,282

Other Assets in Excess of Liabilities - 0.5%		14,516,946

Net Assets - 100.0%		$2,798,444,228

(a)	Non-income producing security.
(b)	Affiliated issuer. See table that follows for more information.
(c)	All or part of this security has been designated as collateral for futures contracts.
(d)	Rate represents annualized yield at date of purchase.
(e)	Securities are valued in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs.
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by provisions surrounding fair value measurements and disclosures.
(h)	Cost of investments shown approximates cost for federal income tax purposes. Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2015 was $1,373,606,029 and $31,462,526, respectively, resulting in net unrealized appreciation of investments of $1,342,143,503.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying notes which are an integral part of the financial statements.

38	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2015 (Unaudited)

Security valuation — The Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to policies and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of the Trust (the “Board”). The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments. The members of the Committee are approved by the Board. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

•

Equity investments (including registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit. Money market funds generally value portfolio investments using the amortized cost method as set forth in Rule 2a-7 under the 1940 Act and in accordance with Fund procedures to stabilize net asset value.

•

Exchange-traded futures contracts are valued at the settlement price on the primary market on which, they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

In the event prices or quotations are not readily available or that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with valuation policies and procedures approved by the Board.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are categorized into a hierarchy consisting of three broad levels for financial reporting purposes. The Portfolio values its assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three tier hierarchy of inputs is summarized below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets and liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

See accompanying notes which are an integral part of the financial statements.

State Street Equity 500 Index Portfolio	39

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2015 (Unaudited)

The following is a summary of the inputs used, as of August 31, 2015, in valuing the Portfolio’s assets carried at fair value:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Assets:

Investments:
Common Stocks	$2,740,597,959	$—	$—	$2,740,597,959
U.S. Government Securities	—	3,859,998	—	3,859,998
Money Market Fund	39,469,325	—	—	39,469,325

Total Investments	2,780,067,284	3,859,998	—	2,783,927,282

Liabilities:

Other Financial Instruments:
Futures contracts	(2,632,420)	—	—	(2,632,420)

Total	$2,777,434,864	$3,859,998	$—	$2,781,294,862

The type of inputs used to value each security under the provisions surrounding fair value measurements and disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.

For the eight months ended August 31, 2015, there were no transfers between levels.

Derivatives

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

Schedule of Futures Contracts	Number of Contracts	Notional Value	Unrealized Depreciation

S&P 500 Financial Futures Contracts (long) Expiration Date 09/2015	505	$49,722,300	$(2,632,420)

Total unrealized depreciation on open futures contracts purchased			$(2,632,420)

The Portfolio adopted provisions surrounding Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the benchmark and the prices of futures contracts and the possibility of an illiquid market. To the extent permitted by the investment objective, restrictions and policies set forth in the Portfolio’s Prospectus and Statement of Additional Information, the Portfolio may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Portfolio’s use of derivatives includes futures. These instruments offer unique characteristics and risks that assist the Portfolio in meeting its investment objective. The Portfolio typically uses derivatives through cash equitization. Cash equitization is a technique that may be used by the Portfolio through the use of options and futures to earn “market-like” returns with the Portfolio’s excess and liquidity reserve cash balances and receivables. By purchasing certain instruments, the Portfolio may more effectively achieve the desired portfolio characteristics that assist in meeting the Portfolio’s investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

See accompanying notes which are an integral part of the financial statements.

40	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2015 (Unaudited)

The following table discloses the amounts related to the Portfolio’s use of derivative instruments and hedging activities at August 31, 2015:

Asset Derivatives(1)

	Equity Contracts Risk	Total

Futures Contracts	$(2,632,420)	$(2,632,420)

(1)	Portfolio of Investments: Unrealized depreciation of futures contracts. Only unsettled receivable/payable for variation margin is reported with the Statement of Assets and Liabilities.

The average notional value of futures outstanding during the eight months ended August 31, 2015, was $57,626,954.

Affiliates Table

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSGA Funds Management, Inc. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The Portfolio also invested in the State Street Institutional Liquid Reserves Fund. Transactions in all affiliates for the eight months ending August 31, 2015 were as follows:

Security Description	Number of Shares Held at 12/31/14	Shares Purchased for the Eight Months Ended 08/31/15	Shares Sold for the Eight Months Ended 08/31/15	Number of Shares Held at 08/31/15	Value at 08/31/15	Income Earned for the Eight Months Ended 08/31/15	Realized Gain/Loss on Shares Sold

State Street Corp.	62,947	3,700	—	66,647	$4,793,252	$42,654	$—
State Street Institutional Liquid Reserves Fund, Premier Class	91,116,189	208,209,116	259,855,980	39,469,325	39,469,325	42,828	—

See accompanying notes which are an integral part of the financial statements.

State Street Equity 500 Index Portfolio	41

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities — August 31, 2015 (Unaudited)

Assets
Investments in unaffiliated issuers at market value (identified cost $1,399,963,253)	$2,739,664,705
Investments in non-controlled affiliates at market value (identified cost $41,820,526) (Note 4)	44,262,577

Total investments at market value (identified cost $1,441,783,779)	2,783,927,282
Receivable for investment securities sold	11,438,121
Dividends and interest receivable	6,170,956
Dividends receivable from non-controlled affiliates	6,964

Total assets	2,801,543,323

Liabilities
Investment securities purchased	2,315,554
Daily variation margin on futures contracts	517,625
Management fees payable (Note 4)	265,916

Total liabilities	3,099,095

Net Assets	$2,798,444,228

See accompanying notes which are an integral part of the financial statements.

42	Statement of Assets and Liabilities

31 December 2014

State Street Master Funds

State Street Equity 500 Index Portfolio

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State Street Equity 500 Index Portfolio

Portfolio of Investments — December 31, 2014

	Shares	Market Value

Common Stocks - 96.9%
Consumer Discretionary - 11.7%
Amazon.com, Inc. (a)	58,102	$18,031,956
AutoNation, Inc. (a)	12,469	753,252
AutoZone, Inc. (a)	4,988	3,088,121
Bed Bath & Beyond, Inc. (a)	31,630	2,409,257
Best Buy Co., Inc.	44,213	1,723,423
BorgWarner, Inc.	36,423	2,001,444
Cablevision Systems Corp. Class A	30,812	635,960
CarMax, Inc. (a)	32,197	2,143,676
Carnival Corp.	69,149	3,134,524
CBS Corp. Class B	72,993	4,039,433
Chipotle Mexican Grill, Inc. (a)	4,614	3,158,329
Coach, Inc.	38,800	1,457,328
Comcast Corp. Class A	391,565	22,714,686
D.R. Horton, Inc.	50,179	1,269,027
Darden Restaurants, Inc.	20,917	1,226,364
Delphi Automotive PLC	43,681	3,176,482
DIRECTV (a)	76,375	6,621,712
Discovery Communications, Inc. Class A (a)	21,597	744,017
Discovery Communications, Inc. Class C (a)	39,797	1,341,955
Dollar General Corp. (a)	44,487	3,145,231
Dollar Tree, Inc. (a)	30,293	2,132,021
Expedia, Inc.	15,023	1,282,363
Family Dollar Stores, Inc.	13,465	1,066,563
Ford Motor Co.	589,560	9,138,180
Fossil Group, Inc. (a)	7,617	843,506
GameStop Corp. Class A	16,878	570,476
Gannett Co., Inc.	34,252	1,093,666
Gap, Inc.	44,764	1,885,012
Garmin Ltd.	19,560	1,033,355
General Motors Co.	206,677	7,215,094
Genuine Parts Co.	24,420	2,602,439
Goodyear Tire & Rubber Co.	40,813	1,166,027
H&R Block, Inc.	45,551	1,534,158
Harley-Davidson, Inc.	33,585	2,213,587
Harman International Industries, Inc.	10,405	1,110,317
Hasbro, Inc.	15,428	848,386
Home Depot, Inc.	201,910	21,194,493
Interpublic Group of Cos., Inc.	62,228	1,292,475
Johnson Controls, Inc.	102,206	4,940,638
Kohl’s Corp.	29,888	1,824,363
L Brands, Inc.	36,546	3,163,056
Leggett & Platt, Inc.	20,944	892,424
Lennar Corp. Class A	26,425	1,184,104
Lowe’s Cos., Inc.	150,012	10,320,826
Macy’s, Inc.	53,161	3,495,336
Marriott International, Inc. Class A	33,797	2,637,180
Mattel, Inc.	47,843	1,480,502

	Shares	Market Value

McDonald’s Corp.	147,715	$13,840,895
Michael Kors Holdings, Ltd. (a)	29,886	2,244,439
Mohawk Industries, Inc. (a)	9,669	1,502,176
Netflix, Inc. (a)	8,828	3,015,733
Newell Rubbermaid, Inc.	41,451	1,578,869
News Corp. Class A (a)	69,414	1,089,106
NIKE, Inc. Class B	105,051	10,100,654
Nordstrom, Inc.	20,456	1,624,002
O’Reilly Automotive, Inc. (a)	15,320	2,950,938
Omnicom Group, Inc.	38,550	2,986,468
PetSmart, Inc.	14,973	1,217,230
Priceline Group, Inc. (a)	7,908	9,016,781
PulteGroup, Inc.	47,343	1,015,981
PVH Corp.	12,451	1,595,845
Ralph Lauren Corp.	9,236	1,710,138
Ross Stores, Inc.	31,072	2,928,847
Royal Caribbean Cruises, Ltd.	25,100	2,068,993
Scripps Networks Interactive, Inc. Class A	15,263	1,148,846
Staples, Inc.	95,234	1,725,640
Starbucks Corp.	114,546	9,398,499
Starwood Hotels & Resorts Worldwide, Inc.	29,944	2,427,560
Target Corp.	95,444	7,245,154
Tiffany & Co.	16,081	1,718,416
Time Warner Cable, Inc.	42,574	6,473,802
Time Warner, Inc.	127,580	10,897,884
TJX Cos., Inc.	105,275	7,219,759
Tractor Supply Co.	19,474	1,534,941
TripAdvisor, Inc. (a)	15,715	1,173,282
Twenty-First Century Fox, Inc. Class A	285,609	10,968,814
Under Armour, Inc. Class A (a)	25,076	1,702,660
Urban Outfitters, Inc. (a)	15,839	556,424
V.F. Corp.	53,528	4,009,247
Viacom, Inc. Class B	57,541	4,329,960
Walt Disney Co.	236,793	22,303,533
Whirlpool Corp.	12,459	2,413,807
Wyndham Worldwide Corp.	19,646	1,684,841
Wynn Resorts, Ltd.	11,859	1,764,145
Yum! Brands, Inc.	67,990	4,953,071

		337,114,104

Consumer Staples - 9.5%
Altria Group, Inc.	303,870	14,971,675
Archer-Daniels-Midland Co.	97,392	5,064,384
Avon Products, Inc.	58,558	549,860
Brown-Forman Corp. Class B	24,161	2,122,302
Campbell Soup Co.	24,983	1,099,252
Clorox Co.	19,379	2,019,486
Coca-Cola Co.	599,122	25,294,931
Coca-Cola Enterprises, Inc.	35,313	1,561,541
Colgate-Palmolive Co.	130,379	9,020,923

State Street Equity 500 Index Portfolio	45

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2014

	Shares	Market Value

ConAgra Foods, Inc.	66,051	$2,396,330
Constellation Brands, Inc. Class A (a)	24,776	2,432,260
Costco Wholesale Corp.	66,834	9,473,719
CVS Health Corp.	174,027	16,760,540
Dr. Pepper Snapple Group, Inc.	28,303	2,028,759
Estee Lauder Cos., Inc. Class A	32,763	2,496,541
General Mills, Inc.	94,522	5,040,858
Hershey Co.	23,615	2,454,307
Hormel Foods Corp.	18,349	955,983
J.M. Smucker Co.	14,855	1,500,058
Kellogg Co.	40,207	2,631,146
Keurig Green Mountain, Inc.	18,089	2,394,893
Kimberly-Clark Corp.	57,473	6,640,430
Kraft Foods Group, Inc.	90,751	5,686,458
Kroger Co.	76,955	4,941,281
Lorillard, Inc.	53,128	3,343,876
McCormick & Co., Inc.	20,261	1,505,392
Mead Johnson Nutrition Co.	30,568	3,073,307
Molson Coors Brewing Co. Class B	23,509	1,751,891
Mondelez International, Inc. Class A	255,894	9,295,350
Monster Beverage Corp. (a)	21,547	2,334,617
PepsiCo, Inc.	226,738	21,440,345
Philip Morris International, Inc.	237,687	19,359,606
Procter & Gamble Co.	411,961	37,525,527
Reynolds American, Inc.	45,070	2,896,649
Safeway, Inc.	32,165	1,129,635
Sysco Corp.	87,335	3,466,326
Tyson Foods, Inc. Class A	44,691	1,791,662
Wal-Mart Stores, Inc.	241,499	20,739,934
Walgreens Boots Alliance, Inc.	133,713	10,188,931
Whole Foods Market, Inc.	55,587	2,802,697

		272,183,662

Energy - 8.2%
Anadarko Petroleum Corp.	77,544	6,397,380
Apache Corp.	56,370	3,532,708
Baker Hughes, Inc.	64,694	3,627,393
Cabot Oil & Gas Corp.	65,622	1,943,067
Cameron International Corp. (a)	30,467	1,521,827
Chesapeake Energy Corp.	78,594	1,538,085
Chevron Corp. (b)	287,334	32,233,128
Cimarex Energy Co.	13,242	1,403,652
ConocoPhillips	187,103	12,921,333
CONSOL Energy, Inc.	32,173	1,087,769
Denbury Resources, Inc.	53,229	432,752
Devon Energy Corp.	59,550	3,645,056

	Shares	Market Value

Diamond Offshore Drilling, Inc.	9,954	$365,411
Ensco PLC Class A	32,889	985,026
EOG Resources, Inc.	83,263	7,666,024
EQT Corp.	22,243	1,683,795
ExxonMobil Corp. (b)	644,672	59,599,926
FMC Technologies, Inc. (a)	33,409	1,564,878
Halliburton Co.	130,167	5,119,468
Helmerich & Payne, Inc.	14,974	1,009,547
Hess Corp.	38,344	2,830,554
Kinder Morgan, Inc.	258,176	10,923,427
Marathon Oil Corp.	99,689	2,820,202
Marathon Petroleum Corp.	43,801	3,953,478
Murphy Oil Corp.	24,962	1,261,080
Nabors Industries, Ltd.	41,720	541,526
National Oilwell Varco, Inc.	66,641	4,366,985
Newfield Exploration Co. (a)	20,685	560,977
Noble Corp. PLC	37,996	629,594
Noble Energy, Inc.	54,795	2,598,927
Occidental Petroleum Corp.	117,635	9,482,557
ONEOK, Inc.	31,504	1,568,584
Phillips 66	85,692	6,144,116
Pioneer Natural Resources Co.	23,524	3,501,547
QEP Resources, Inc.	27,323	552,471
Range Resources Corp.	24,841	1,327,751
Schlumberger, Ltd.	195,272	16,678,182
Southwestern Energy Co. (a)	51,844	1,414,823
Spectra Energy Corp.	104,141	3,780,318
Tesoro Corp.	20,049	1,490,643
Transocean, Ltd.	47,690	874,158
Valero Energy Corp.	78,586	3,890,007
Williams Cos., Inc. (The)	102,610	4,611,293

		234,081,425

Financials - 16.1%
ACE, Ltd.	49,767	5,717,233
Affiliated Managers Group, Inc. (a)	8,476	1,798,946
Aflac, Inc.	69,737	4,260,233
Allstate Corp.	63,967	4,493,682
American Express Co.	136,052	12,658,278
American International Group, Inc.	215,932	12,094,351
American Tower Corp. REIT	59,682	5,899,566
Ameriprise Financial, Inc.	27,963	3,698,107
Aon PLC	42,882	4,066,500
Apartment Investment & Management Co. Class A REIT	19,865	737,985
Assurant, Inc.	10,846	742,192
AvalonBay Communities, Inc. REIT	19,529	3,190,843
Bank of America Corp.	1,598,166	28,591,190
Bank of New York Mellon Corp.	172,691	7,006,074

46	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2014

	Shares	Market Value

BB&T Corp.	109,439	$4,256,083
Berkshire Hathaway, Inc. Class B (a)	277,919	41,729,538
BlackRock, Inc.	19,418	6,943,100
Boston Properties, Inc. REIT	22,821	2,936,835
Capital One Financial Corp.	85,268	7,038,873
CBRE Group, Inc. (a)	42,908	1,469,599
Charles Schwab Corp.	172,289	5,201,405
Chubb Corp.	35,896	3,714,159
Cincinnati Financial Corp.	23,305	1,207,898
Citigroup, Inc.	462,693	25,036,318
CME Group, Inc.	49,092	4,352,006
Comerica, Inc.	25,917	1,213,952
Crown Castle International Corp. REIT	51,842	4,079,965
Discover Financial Services	68,377	4,478,010
E*TRADE Financial Corp. (a)	43,889	1,064,528
Equity Residential REIT	56,238	4,040,138
Essex Property Trust, Inc. REIT	9,555	1,974,063
Fifth Third Bancorp	122,654	2,499,075
Franklin Resources, Inc.	57,851	3,203,210
General Growth Properties, Inc. REIT	91,342	2,569,450
Genworth Financial, Inc. Class A (a)	71,189	605,107
Goldman Sachs Group, Inc.	62,188	12,053,900
Hartford Financial Services Group, Inc.	70,630	2,944,565
HCP, Inc. REIT	69,777	3,072,281
Health Care REIT, Inc.	49,581	3,751,794
Host Hotels & Resorts, Inc. REIT	113,659	2,701,674
Hudson City Bancorp, Inc.	66,376	671,725
Huntington Bancshares, Inc.	122,865	1,292,540
Intercontinental Exchange, Inc.	17,525	3,843,057
Invesco Ltd.	65,489	2,588,125
Iron Mountain, Inc. REIT	33,274	1,286,373
J.P. Morgan Chase & Co.	571,672	35,775,234
KeyCorp	128,679	1,788,638
Kimco Realty Corp. REIT	64,016	1,609,362
Legg Mason, Inc.	15,615	833,373
Leucadia National Corp.	47,809	1,071,878
Lincoln National Corp.	40,310	2,324,678
Loews Corp.	48,012	2,017,464
M&T Bank Corp.	19,334	2,428,737
Marsh & McLennan Cos., Inc.	82,934	4,747,142
McGraw Hill Financial, Inc.	40,298	3,585,716
MetLife, Inc.	175,626	9,499,610
Moody’s Corp.	27,234	2,609,290
Morgan Stanley	231,955	8,999,854
NASDAQ OMX Group, Inc.	15,925	763,763
Navient Corp.	59,941	1,295,325
Northern Trust Corp.	35,310	2,379,894

	Shares	Market Value

People’s United Financial, Inc.	49,334	$748,890
Plum Creek Timber Co., Inc. REIT	27,186	1,163,289
PNC Financial Services Group, Inc.	82,842	7,557,676
Principal Financial Group, Inc.	40,326	2,094,532
Progressive Corp.	85,852	2,317,146
ProLogis, Inc. REIT	74,347	3,199,151
Prudential Financial, Inc.	70,037	6,335,547
Public Storage, Inc. REIT	21,452	3,965,402
Regions Financial Corp.	213,143	2,250,790
Simon Property Group, Inc. REIT	47,435	8,638,388
State Street Corp. (c)	62,947	4,941,340
SunTrust Banks, Inc.	78,882	3,305,156
T. Rowe Price Group, Inc.	38,320	3,290,155
The Macerich Co. REIT	20,945	1,747,022
Torchmark Corp.	19,384	1,050,031
Travelers Cos., Inc.	51,098	5,408,723
U.S. Bancorp	271,630	12,209,769
Unum Group	35,424	1,235,589
Ventas, Inc. REIT	44,703	3,205,205
Vornado Realty Trust REIT	27,746	3,265,982
Wells Fargo & Co.	721,646	39,560,634
Weyerhaeuser Co. REIT	81,681	2,931,531
XL Group PLC	38,920	1,337,680
Zions Bancorporation	31,258	891,166

		463,155,278

Health Care - 13.8%
Abbott Laboratories	227,959	10,262,714
AbbVie, Inc.	241,063	15,775,163
Actavis PLC (a)	40,969	10,545,830
Aetna, Inc.	52,415	4,656,024
Agilent Technologies, Inc.	52,075	2,131,951
Alexion Pharmaceuticals, Inc. (a)	30,127	5,574,399
Allergan, Inc.	45,014	9,569,526
AmerisourceBergen Corp.	33,552	3,025,048
Amgen, Inc.	116,391	18,539,922
Anthem, Inc.	42,119	5,293,095
Baxter International, Inc.	82,545	6,049,723
Becton Dickinson and Co.	28,992	4,034,527
Biogen Idec, Inc. (a)	35,847	12,168,264
Boston Scientific Corp. (a)	208,377	2,760,995
Bristol-Myers Squibb Co.	251,212	14,829,044
C.R. Bard, Inc.	11,162	1,859,812
Cardinal Health, Inc.	52,424	4,232,190
CareFusion Corp. (a)	29,322	1,739,968
Celgene Corp. (a)	122,865	13,743,679
Cerner Corp. (a)	47,263	3,056,026
CIGNA Corp.	39,811	4,096,950
Covidien PLC	68,613	7,017,738

State Street Equity 500 Index Portfolio	47

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2014

	Shares	Market Value

DaVita HealthCare Partners, Inc. (a)	26,572	$2,012,563
DENTSPLY International, Inc.	20,166	1,074,243
Edwards Lifesciences Corp. (a)	16,445	2,094,764
Eli Lilly & Co.	149,057	10,283,442
Express Scripts Holding Co. (a)	111,647	9,453,152
Gilead Sciences, Inc. (a)	228,746	21,561,598
Hospira, Inc. (a)	25,017	1,532,291
Humana, Inc.	22,917	3,291,569
Intuitive Surgical, Inc. (a)	5,452	2,883,781
Johnson & Johnson	427,741	44,728,876
Laboratory Corp. of America Holdings (a)	13,347	1,440,141
Mallinckrodt PLC (a)	17,700	1,752,831
McKesson Corp.	36,031	7,479,315
Medtronic, Inc.	148,410	10,715,202
Merck & Co., Inc.	435,198	24,714,894
Mylan, Inc. (a)	56,907	3,207,848
Patterson Cos., Inc.	11,159	536,748
PerkinElmer, Inc.	16,632	727,317
Perrigo Co. PLC	20,814	3,479,268
Pfizer, Inc.	958,648	29,861,885
Quest Diagnostics, Inc.	22,158	1,485,915
Regeneron Pharmaceuticals, Inc. (a)	11,458	4,700,645
St. Jude Medical, Inc.	44,053	2,864,767
Stryker Corp.	45,595	4,300,976
Tenet Healthcare Corp. (a)	13,452	681,613
Thermo Fisher Scientific, Inc.	60,512	7,581,549
UnitedHealth Group, Inc.	146,122	14,771,473
Universal Health Services, Inc.	13,300	1,479,758
Varian Medical Systems, Inc. (a)	15,631	1,352,238
Vertex Pharmaceuticals, Inc. (a)	36,648	4,353,782
Waters Corp. (a)	11,915	1,343,059
Zimmer Holdings, Inc.	25,727	2,917,956
Zoetis, Inc.	76,228	3,280,091

		394,908,138

Industrials - 10.1%
3M Co.	97,443	16,011,834
ADT Corp.	25,056	907,779
Allegion PLC	12,837	711,940
AMETEK, Inc.	37,101	1,952,626
Boeing Co.	100,924	13,118,102
C.H. Robinson Worldwide, Inc.	22,382	1,676,188
Caterpillar, Inc.	93,855	8,590,548
Cintas Corp.	15,222	1,194,014
CSX Corp.	148,359	5,375,047
Cummins, Inc.	26,444	3,812,431

	Shares	Market Value

Danaher Corp.	93,178	$7,986,286
Deere & Co.	53,954	4,773,310
Delta Air Lines, Inc.	125,066	6,151,997
Dover Corp.	24,145	1,731,679
Dun & Bradstreet Corp.	6,145	743,299
Eaton Corp. PLC	72,099	4,899,848
Emerson Electric Co.	105,369	6,504,428
Equifax, Inc.	17,295	1,398,647
Expeditors International of Washington, Inc.	29,444	1,313,497
Fastenal Co.	44,042	2,094,638
FedEx Corp.	40,350	7,007,181
Flowserve Corp.	18,955	1,134,078
Fluor Corp.	22,556	1,367,570
General Dynamics Corp.	48,689	6,700,580
General Electric Co.	1,530,863	38,684,908
Honeywell International, Inc.	120,603	12,050,652
Illinois Tool Works, Inc.	56,071	5,309,924
Ingersoll-Rand PLC	41,116	2,606,343
Jacobs Engineering Group, Inc. (a)	20,157	900,816
Joy Global, Inc.	14,887	692,543
Kansas City Southern	16,704	2,038,389
L-3 Communications Holdings, Inc.	12,465	1,573,208
Lockheed Martin Corp.	41,249	7,943,320
Masco Corp.	54,139	1,364,303
Nielsen NV	52,275	2,338,261
Norfolk Southern Corp.	47,268	5,181,045
Northrop Grumman Corp.	31,686	4,670,200
PACCAR, Inc.	54,235	3,688,522
Pall Corp.	16,107	1,630,189
Parker-Hannifin Corp.	21,814	2,812,915
Pentair PLC	28,991	1,925,582
Pitney Bowes, Inc.	30,921	753,545
Precision Castparts Corp.	21,978	5,294,061
Quanta Services, Inc. (a)	30,293	860,018
Raytheon Co.	47,736	5,163,603
Republic Services, Inc.	41,114	1,654,839
Robert Half International, Inc.	20,374	1,189,434
Rockwell Automation, Inc.	21,779	2,421,825
Rockwell Collins, Inc.	19,500	1,647,360
Roper Industries, Inc.	14,835	2,319,452
Ryder System, Inc.	6,855	636,487
Snap-on, Inc.	8,872	1,213,157
Southwest Airlines Co.	105,927	4,482,831
Stanley Black & Decker, Inc.	24,950	2,397,196
Stericycle, Inc. (a)	12,204	1,599,700
Textron, Inc.	44,906	1,890,992
Tyco International PLC	67,336	2,953,357
Union Pacific Corp.	134,838	16,063,251
United Parcel Service, Inc. Class B	106,455	11,834,602
United Rentals, Inc. (a)	15,200	1,550,552
United Technologies Corp.	130,327	14,987,605

48	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2014

	Shares	Market Value

W.W. Grainger, Inc.	9,412	$2,399,025
Waste Management, Inc.	63,304	3,248,761
Xylem, Inc.	24,834	945,430

		290,075,750

Information Technology - 19.1%
Accenture PLC Class A	96,082	8,581,083
Adobe Systems, Inc. (a)	73,813	5,366,205
Akamai Technologies, Inc. (a)	27,734	1,746,133
Alliance Data Systems Corp. (a)	10,204	2,918,854
Altera Corp.	43,754	1,616,273
Amphenol Corp. Class A	45,180	2,431,136
Analog Devices, Inc.	46,018	2,554,919
Apple, Inc.	894,664	98,753,012
Applied Materials, Inc.	190,653	4,751,073
Autodesk, Inc. (a)	34,170	2,052,250
Automatic Data Processing, Inc.	73,365	6,116,440
Avago Technologies, Ltd.	38,718	3,894,644
Broadcom Corp. Class A	81,235	3,519,913
CA, Inc.	45,959	1,399,452
Cisco Systems, Inc.	781,729	21,743,792
Citrix Systems, Inc. (a)	25,678	1,638,256
Cognizant Technology Solutions Corp. Class A (a)	93,627	4,930,398
Computer Sciences Corp.	22,732	1,433,253
Corning, Inc.	191,950	4,401,413
eBay, Inc. (a)	172,158	9,661,507
Electronic Arts, Inc. (a)	50,121	2,356,439
EMC Corp.	306,874	9,126,433
F5 Networks, Inc. (a)	10,559	1,377,580
Facebook, Inc. Class A (a)	319,407	24,920,134
Fidelity National Information Services, Inc.	44,886	2,791,909
First Solar, Inc. (a)	11,749	523,947
Fiserv, Inc. (a)	36,442	2,586,289
FLIR Systems, Inc.	20,339	657,153
Google, Inc. Class A (a)	43,323	22,989,783
Google, Inc. Class C (a)	43,523	22,910,507
Harris Corp.	16,098	1,156,158
Hewlett-Packard Co.	282,863	11,351,292
Intel Corp.	746,920	27,105,727
International Business Machines Corp.	139,847	22,437,053
Intuit, Inc.	43,326	3,994,224
Juniper Networks, Inc.	58,444	1,304,470
KLA-Tencor Corp.	26,573	1,868,613
Lam Research Corp.	24,281	1,926,454
Linear Technology Corp.	35,021	1,596,958
Mastercard, Inc. Class A	148,349	12,781,750
Microchip Technology, Inc.	28,206	1,272,373
Micron Technology, Inc. (a)	163,528	5,725,115
Microsoft Corp. (b)	1,254,977	58,293,682
Motorola Solutions, Inc.	33,022	2,215,116

	Shares	Market Value

NetApp, Inc.	49,643	$2,057,702
NVIDIA Corp.	75,012	1,503,991
Oracle Corp.	493,470	22,191,346
Paychex, Inc.	49,131	2,268,378
QUALCOMM, Inc.	255,185	18,967,901
Red Hat, Inc. (a)	28,130	1,944,908
Salesforce.com, Inc. (a)	89,205	5,290,749
SanDisk Corp.	33,206	3,253,524
Seagate Technology PLC	49,776	3,310,104
Symantec Corp.	108,203	2,775,948
TE Connectivity, Ltd.	60,849	3,848,699
Teradata Corp. (a)	21,913	957,160
Texas Instruments, Inc.	158,906	8,495,909
Total System Services, Inc.	22,999	781,046
VeriSign, Inc. (a)	19,320	1,101,240
Visa, Inc. Class A	74,910	19,641,402
Western Digital Corp.	33,647	3,724,723
Western Union Co.	74,940	1,342,175
Xerox Corp.	161,592	2,239,665
Xilinx, Inc.	39,642	1,716,102
Yahoo!, Inc. (a)	137,637	6,952,045

		547,143,882

Materials - 3.1%
Air Products & Chemicals, Inc.	29,807	4,299,064
Airgas, Inc.	10,040	1,156,407
Alcoa, Inc.	183,889	2,903,607
Allegheny Technologies, Inc.	14,911	518,455
Avery Dennison Corp.	13,318	690,938
Ball Corp.	21,658	1,476,426
C.F. Industries Holdings, Inc.	8,006	2,181,955
Dow Chemical Co.	168,090	7,666,585
E.I. du Pont de Nemours & Co.	138,794	10,262,428
Eastman Chemical Co.	21,472	1,628,866
Ecolab, Inc.	41,565	4,344,374
FMC Corp.	18,522	1,056,310
Freeport-McMoRan, Inc.	157,964	3,690,039
International Flavors & Fragrances, Inc.	11,280	1,143,341
International Paper Co.	66,808	3,579,573
LyondellBasell Industries NV Class A	62,952	4,997,759
Martin Marietta Materials, Inc.	8,655	954,820
MeadWestvaco Corp.	24,943	1,107,220
Monsanto Co.	72,794	8,696,699
Mosaic Co.	47,516	2,169,105
Newmont Mining Corp.	73,573	1,390,530
Nucor Corp.	47,306	2,320,359
Owens-Illinois, Inc. (a)	22,763	614,373
PPG Industries, Inc.	21,444	4,956,781
Praxair, Inc.	45,000	5,830,200
Sealed Air Corp.	32,469	1,377,660
Sherwin-Williams Co.	12,287	3,231,972
Sigma-Aldrich Corp.	17,761	2,438,052

State Street Equity 500 Index Portfolio	49

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2014

	Shares	Market Value

Vulcan Materials Co.	18,490	$1,215,348

		87,899,246

Telecommunication Services - 2.2%
AT&T, Inc.	788,273	26,478,090
CenturyLink, Inc.	86,173	3,410,727
Frontier Communications Corp.	143,538	957,399
Level 3 Communications, Inc. (a)	41,500	2,049,270
Verizon Communications, Inc.	633,251	29,623,482
Windstream Holdings, Inc.	85,867	707,544

		63,226,512

Utilities - 3.1%
AES Corp.	98,059	1,350,272
AGL Resources, Inc.	18,002	981,289
Ameren Corp.	36,056	1,663,263
American Electric Power Co., Inc.	75,043	4,556,611
CenterPoint Energy, Inc.	65,335	1,530,799
CMS Energy Corp.	42,001	1,459,535
Consolidated Edison, Inc.	43,500	2,871,435
Dominion Resources, Inc.	87,668	6,741,669
DTE Energy Co.	26,039	2,248,988
Duke Energy Corp.	107,391	8,971,444
Edison International	49,505	3,241,587
Entergy Corp.	27,000	2,361,960
Exelon Corp.	131,659	4,881,916
FirstEnergy Corp.	61,729	2,406,814
Integrys Energy Group, Inc.	11,180	870,363
NextEra Energy, Inc.	66,357	7,053,086
NiSource, Inc.	47,478	2,014,017
Northeast Utilities	46,443	2,485,629
NRG Energy, Inc.	51,498	1,387,871
Pepco Holdings, Inc.	35,659	960,297
PG&E Corp.	72,012	3,833,919
Pinnacle West Capital Corp.	15,456	1,055,799
PPL Corp.	98,256	3,569,641
Public Service Enterprise Group, Inc.	76,936	3,185,920
SCANA Corp.	23,801	1,437,580
Sempra Energy	35,624	3,967,089
Southern Co.	139,484	6,850,059
TECO Energy, Inc.	30,250	619,823
Wisconsin Energy Corp.	32,976	1,739,154
Xcel Energy, Inc.	80,800	2,902,336

		89,200,165

Total Common Stocks (cost: $1,279,834,253)		2,778,988,162

	Par Amount	Market Value

U.S. Government Securities - 0.2%
U.S. Treasury Bill (b)(d)(e) 0.01% due 01/15/2015	$2,000,000	$1,999,992
U.S. Treasury Bill (b)(d)(e) 0.00% due 01/29/2015	3,760,000	3,760,000
U.S. Treasury Bill (b)(d)(e) 0.00% due 03/12/2015	400,000	400,000

Total U.S. Government Securities (cost: $6,159,992)		6,159,992

	Shares

Money Market Fund - 3.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.07% (c)(f)	91,116,189	91,116,189

Total Money Market Fund (cost: $91,116,189)		91,116,189

Total Investments - 100.3% (cost $1,377,110,434)		2,876,264,343

Liabilities in Excess of Other Assets - (0.3)%		(6,941,471)

Net Assets - 100.0%		$2,869,322,872

(a)	Non-income producing security
(b)	All or part of this security has been designated as collateral for futures contracts
(c)	Affiliated issuer. See table that follows for more information.
(d)	Rate represents annualized yield at date of purchase
(e)	Securities are valued in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs.
(f)	The rate shown is the annualized seven-day yield at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying notes which are an integral part of the financial statements.

50	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2014

Schedule of Futures Contracts	Number of Contracts	Notional Value	Unrealized Appreciation

S&P 500 Financial Futures Contracts (long) Expiration Date 03/2015	875	$89,792,500	$2,382,058

Total unrealized appreciation on open futures contracts purchased			$2,382,058

Affiliates Table

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSGA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The Portfolio also invested in the State Street Institutional Liquid Reserves Fund. Transactions in all affiliates for the period ending December 31, 2014 were as follows:

Security Description	Number of Shares Held at 12/31/13	Shares Purchased for the Year Ended 12/31/14	Shares Sold for the Year Ended 12/31/14		Number of Shares Held at 12/31/14	Value at 12/31/14	Income Earned for the Year Ended 12/31/14	Realized Gain/Loss on Shares Sold

State Street Corp.	72,725	—	9,778	*	62,947	$4,941,340	$78,494	$—
State Street Institutional Liquid Reserves Fund, Premier Class	41,178,491	407,287,719	357,350,021		91,116,189	91,116,189	45,460	—

*	Shares of State Street Corp. were disposed of in a tax-free redemption in-kind (Note 7).

See accompanying notes which are an integral part of the financial statements.

State Street Equity 500 Index Portfolio	51

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities — December 31, 2014

Assets
Investments in unaffiliated issuers at market value (identified cost $1,283,925,771)	$2,780,206,814
Investments in non-controlled affiliates at market value (identified cost $93,184,663) (Note 4)	96,057,529

Total investments at market value (identified cost $1,377,110,434)	2,876,264,343
Dividends and interest receivable	3,680,254
Dividend receivable from non-controlled affiliates (Note 4)	18,884

Total assets	2,879,963,481

Liabilities
Investment securities purchased	4,649,775
Due to custodian	4,769,756
Daily variation margin on futures contracts	1,063,125
Management fees payable (Note 4)	157,953

Total liabilities	10,640,609

Net Assets	$2,869,322,872

See accompanying notes which are an integral part of the financial statements.

52	Statement of Assets and Liabilities

State Street Equity 500 Index Portfolio

Statement of Operations — Year Ended December 31, 2014

Investment Income
Dividend income — unaffiliated issuers (net of foreign taxes withheld of $132,666)	$55,933,764
Dividend income — non-controlled affiliated issuer	123,954
Interest	46,355

Total investment income	56,104,073

Expenses
Management fees (Note 4)	1,246,586
Other expenses	12,081

Total expenses	1,258,667

Net investment income	54,845,406

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments — unaffiliated issuers	10,063,213
Futures contracts	7,781,141

17,844,354

Net change in net unrealized appreciation (depreciation) on:
Investments	278,443,408
Futures contracts	664,091

279,107,499

Net realized and unrealized gain	296,951,853

Net Increase in Net Assets Resulting from Operations	$351,797,259

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	53

State Street Equity 500 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets From Operations:
Net investment income	$54,845,406	$49,096,073
Net realized gain on investments and futures contracts	17,844,354	26,611,003
Net change in net unrealized appreciation on investments and futures contracts	279,107,499	590,532,985

Net increase in net assets from operations	351,797,259	666,240,061

Capital Transactions:
Contributions	353,779,321	235,748,437
Withdrawals	(185,039,609)	(217,635,806)
In-kind redemptions (Note 7)	(390,808,177)	—

Net increase (decrease) in net assets from capital transactions	(222,068,465)	18,112,631

Net Increase in Net Assets	129,728,794	684,352,692

Net Assets
Beginning of year	2,739,594,078	2,055,241,386

End of year	$2,869,322,872	$2,739,594,078

See accompanying notes which are an integral part of the financial statements.

54	Statements of Changes in Net Assets

State Street Equity 500 Index Portfolio

Financial Highlights

The following table includes selected supplemental data and ratios to average net assets:

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$2,869,323	$2,739,594	$2,055,241	$1,825,528	$2,098,137
Ratios to average net assets:
Expenses	0.045%	0.045%	0.045%	0.045%	0.045%
Net investment income	1.98%	2.05%	2.26%	2.04%	1.99%
Portfolio turnover rate (a)	2%	4%	9%	15%	12%
Total return (b)	13.62%	32.30%	15.97%	2.03%	15.08%

(a)	The portfolio turnover rate excludes in-kind security transactions (Note 7).
(b)	Results represent past performance and are not indicative of future results.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	55

State Street Equity 500 Index Portfolio

Notes to Financial Statements — December 31, 2014

1.	Organization

State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust consists of ten investment portfolios: State Street Equity 500 Index Portfolio, State Street Equity 400 Index Portfolio, State Street Equity 2000 Index Portfolio, State Street Aggregate Bond Index Portfolio, State Street Money Market Portfolio, State Street Tax Free Money Market Portfolio, State Street Limited Duration Bond Portfolio, State Street Treasury Money Market Portfolio, State Street Treasury Plus Money Market Portfolio and State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”).

At December 31, 2014, the following Portfolios were operational: State Street Money Market Portfolio, State Street Tax Free Money Market Portfolio, State Street U.S. Government Money Market Portfolio, State Street Treasury Money Market Portfolio and State Street Treasury Plus Money Market Portfolio. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the U.S. There is no assurance that the Portfolio will achieve its objective.

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation — The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed income securities and options are valued on the basis of the closing bid price. Futures contracts are valued at the quoted daily settlement price at the end of each day on the exchange upon which they are traded. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. Investments in other mutual funds are valued at the net asset value per share. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

The Portfolio adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in generally accepted accounting principles and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and apply broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

56	Notes to Financial Statements

State Street Equity 500 Index Portfolio

Notes to Financial Statements, continued — December 31, 2014

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Portfolio’s assets carried at fair value:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Assets:

Investments:
Common Stocks	$2,778,988,162	$—	$—	$2,778,988,162
U.S. Government Securities	—	6,159,992	—	6,159,992
Money Market Fund	91,116,189	—	—	91,116,189

Total Investments	2,870,104,351	6,159,992	—	2,876,264,343

Other Assets:
Futures contracts*	2,382,058	—	—	2,382,058

Total Assets	$2,872,486,409	$6,159,992	$—	$2,878,646,401

*	Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.

For the year ended December 31, 2014, there were no transfers between levels.

Securities transactions, investment income and expenses — Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Federal income taxes — The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio has reviewed the tax positions for open years as of and during the year ended December 31, 2014, and determined it did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2014, tax years 2011 through 2013 remain subject to examination by the Portfolio’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

At December 31, 2014, the tax cost of investments was $1,377,110,434 on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $1,513,888,774 and $14,734,865, respectively, resulting in net appreciation of $1,499,153,909 for all securities as computed on a federal income tax basis.

Futures — The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio, which is recorded on the Statement of Assets and Liabilities. The Portfolio recognizes a realized gain or loss when the contract is closed, which is recorded on the Statement of Operations.

Notes to Financial Statements	57

State Street Equity 500 Index Portfolio

Notes to Financial Statements, continued — December 31, 2014

The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the benchmark and the prices of futures contracts and the possibility of an illiquid market. To the extent permitted by the investment objective, restrictions and policies set forth in the Portfolio’s Prospectus and Statement of Additional Information, the Portfolio may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Portfolio’s use of derivatives includes futures. These instruments offer unique characteristics and risks that assist the Portfolio in meeting its investment objective. The Portfolio typically uses derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Portfolio through the use of options and futures to earn “market-like” returns with the Portfolio’s excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Portfolio. By purchasing certain instruments, the Portfolio may more effectively achieve the desired portfolio characteristics that assist in meeting the Portfolio’s investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

The following table, grouped into appropriate risk categories, discloses the amounts related to the Portfolio’s use of derivative instruments and hedging activities at December 31, 2014:

Asset Derivatives(1)

	Equity Contracts Risk	Total

Futures Contracts	$2,382,058	$2,382,058

Transactions in derivative instruments during the year ended December 31, 2014, were as follows:

Realized Gain (Loss)(2)

	Equity Contracts Risk	Total

Futures Contracts	$7,781,141	$7,781,141

Change in Appreciation (Depreciation)(3)

	Equity Contracts Risk	Total

Futures Contracts	$664,091	$664,091

(1)	Portfolio of Investments: Unrealized appreciation of futures contracts. Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.
(2)	Statement of Operations location: Net realized gain (loss) on: Futures contracts
(3)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on: Futures contracts

The average notional of futures outstanding during the year ended December 31, 2014 was $66,568,250.

Use of estimates — The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates. Actual results could differ from those estimates. It is reasonably possible that these differences could be material.

3.	Securities Transactions

For the year ended December 31, 2014, purchases and sales of investment securities, excluding short-term investments, and futures contracts, aggregated to $253,957,017 and $65,856,635, respectively.

58	Notes to Financial Statements

State Street Equity 500 Index Portfolio

Notes to Financial Statements, continued — December 31, 2014

4.	Related Party Fees and Transactions

The Portfolio has entered into an investment advisory agreement with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which SSGA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSGA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSGA FM. Investments in State Street Corporation, the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at December 31, 2014 is listed in the Portfolio of Investments.

5.	Trustees’ Fees

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

Each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSGA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. The Trust will bear a pro rata allocation based on the Trust’s average monthly assets. The Co-Chairmen each receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Report, the Trustees were not paid pension or retirement benefits as part of the Trust’s expenses.

The Trust’s officers are compensated by the Adviser and its affiliates.

6.	Indemnifications

The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

7.	In-Kind Redemptions

On August 11, 2014, the State Street Equity 500 Index Fund redeemed its interest in the Portfolio in connection with a transfer of net assets to the State Street Equity 500 Index II Portfolio, a series of State Street Institutional Investment Trust. The transfer consisted of five hundred and three (503) securities totaling $387,955,841 at market value or 13% of the Portfolio and $2,852,336 in cash, and is disclosed in the Statement of Changes in Net Assets.

8.	Line of Credit

The Portfolio and other affiliated funds (each a “Participant” and, collectively, the “Participants”) share in a $300 million revolving credit facility provided by a syndication of banks. The Participants may borrow for the purpose of meeting shareholder redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on net assets. Commitment fees are ordinary fund operating expenses and are paid by the Adviser. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1%. The Portfolio may borrow up to a maximum of 33 percent of its assets. The Portfolio had no outstanding loans during the period ended December 31, 2014.

Notes to Financial Statements	59

State Street Equity 500 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Owners of Beneficial Interest of State Street Master Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) (the “Portfolio”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2015

60	Report of Independent Registered Public Accounting Firm

State Street Equity 500 Index Portfolio

General Information — December 31, 2014

Proxy Voting Policies and Procedures

Information regarding the Fund’s proxy voting policies and procedures, as well as information regarding how the Fund voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling

1-877-521-4083 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on
Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-877-521-4083 (toll-free).

General Information	61

State Street Equity 500 Index Portfolio

Trustees and Officers Information — December 31, 2014

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Michael F. Holland State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	59	Trustee, State Street Institutional Investment Trust; Trustee SSGA Funds; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	59	Trustee, State Street Institutional Investment Trust; Trustee SSGA Funds; Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

William L. Boyan State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	59	Trustee, State Street Institutional Investment Trust; Trustee SSGA Funds; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA.

62	Trustees and Officers Information

State Street Equity 500 Index Portfolio

Trustees and Officers Information, continued — December 31, 2014

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, (2008 – 2014) Doylestown Health Foundation Board; and the Ann Silverman Community Clinic of Doylestown, PA.	59	Trustee, State Street Institutional Investment Trust; Trustee SSGA Funds; Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	59	Trustee, State Street Institutional Investment Trust; Trustee SSGA Funds; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – Present).

Rina K. Spence State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	59	Trustee, State Street Institutional Investment Trust; Trustee SSGA Funds; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

Trustees and Officers Information	63

State Street Equity 500 Index Portfolio

Trustees and Officers Information, continued — December 31, 2014

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	59	Trustee, State Street Institutional Trust; Trustee SSGA Funds.

Douglas T. Williams State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	President, Oakmont Homeowners Association (2012 – 2013); President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 –1999); President, Boston Stock Exchange Depository Trust Company, 1981 –1982.	59	Trustee, State Street Institutional Investment Trust; Trustee SSGA Funds; Treasurer, Nantucket Educational Trust, (2002 – 2007).
Interested Trustees(1)
Scott F. Powers State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1959	Trustee	Term: Indefinite Elected Trustee: 1/14	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 – 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	59

James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 2/07	Chairman and Director, SSGA Funds Management, Inc. (2012 – present); President, SSGA Funds Management, Inc. (2005 – 2012); Executive Vice President and Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	254

(1)	Mr. Powers and Mr. Ross are Interested Trustees because of their employment by SSGA Funds Management, Inc., an affiliate of the Trust.

64	Trustees and Officers Information

State Street Equity 500 Index Portfolio

Trustees and Officers Information, continued — December 31, 2014

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc.
(June 2012 – present); Chief Operating Officer, SSGA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSGA Funds Management, Inc. (1992 – 2012) and Senior Managing Director, State Street Global Advisors (1992 – present).*

Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Chief Operating Officer, SSGA Funds Management, Inc.
(April 2014 – present); Vice President, SSGA Funds Management, Inc. (2008 –present); Principal, State Street Global Advisors
(2005 – 2008 – present).*

Laura F. Dell State Street Bank and Trust Company 100 Huntington Avenue Boston, MA 02116 YOB: 1964	Treasurer	Term: Indefinite Elected: 11/10	Vice President, State Street Bank and Trust Company (2002 – present).*

Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1969	Assistant Treasurer	Term: Indefinite Elected: 09/11	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Caroline M. Connolly State Street Bank and Trust Company 100 Huntington Avenue Boston, MA 02116 YOB: 1975	Assistant Treasurer	Term: Indefinite Elected: 09/11	Assistant Vice President, State Street Bank and Trust Company (2007 – present).

Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

Trustees and Officers Information	65

State Street Equity 500 Index Portfolio

Trustees and Officers Information, continued — December 31, 2014

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
David K. James State Street Bank and Trust Company 100 Huntington Avenue Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Elected: 4/13	Managing Director and Managing Counsel, State Street Bank and Trust Company (2009 – present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 – 2009).

Kristin Schantz State Street Bank and Trust Company 100 Huntington Avenue Boston, MA 02116 YOB: 1979	Assistant Secretary	Term: Indefinite Elected: 2/14	Vice President and Counsel, State Street Bank and Trust Company (2013 – present); Vice President, Citi Fund Services Ohio, Inc. (2008 – 2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

66	General Information

Trustees

William L. Boyan

Michael F. Holland

William L. Marshall

Scott F. Powers

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02119

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Equity 500 Index Portfolio

State Street Bank and Trust Company

P.O. Box 5049

Boston, MA 02206

IBG-14272

IBG-17014	SSGASPFDAR

Item 2. Code of Ethics.

As of the end of the period covered by this report, SSGA Funds (the “Registrant”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that a Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by a Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and accountability for adherence to the Code. As of the end of the period covered by the report, the Code was combined with other mutual funds advised by SSGA Funds Management, Inc. (“SSGA FM”). The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Registrant’s Code is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Michael F. Holland, William L. Boyan and Mr. Richard D. Shirk. The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended August 31, 2015, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“E&Y”), the Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements or services normally provided by E&Y in connection with the Registrant’s statutory and regulatory filings and engagements was $307,600. For the fiscal year ended August 31, 2014, the aggregate audit fees billed for professional services rendered by the Registrant’s previous principal accountant, for the audit of the Registrant’s annual financial statements or services normally provided in connection with the Registrant’s statutory and regulatory filings and engagements was $430,700.

(b)	Audit-Related Fees

For the fiscal years ended August 31, 2014 and August 31, 2015, there were no fees for assurance and related services by the Registrant’s principal accountant reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

The aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended August 31, 2015 was $92,000. The aggregate tax fees billed for professional services rendered by the Registrant’s principal accountant for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended August 31, 2014 was $77,640.

(d)	All Other Fees

For the fiscal year ended August 31, 2015, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to SSGA Funds Management, Inc. (the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that (i) relate directly to the operations and financial reporting of the Registrant and (ii) were pre-approved by the Registrant’s audit committee was approximately $7,638,332. For the fiscal year ended August 31, 2014, the aggregate fees for professional services rendered by the Registrant’s principal accountant for products and services provided to SSGA Funds Management, Inc. (the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that (i) relate directly to the operations and financial reporting of the Registrant and (ii) were pre-approved by the Registrant’s audit committee was approximately $4,701,109.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

  The Trust’s Audit Committee Charter states the following with respect to pre-approval procedures:

Pre-Approval Requirements. Before the independent accountants are engaged by the Trust to render audit or non-audit services, either:

1.	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting; or

2.	The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent accountants during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent accountants to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent accountants’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent accountants to notify the Audit Committee of any non-audit services that need to be pre-approved.

Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the

“total amount of revenues” calculation is based on the total amount of revenues paid to the independent accountants by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).”

(e)(2)	Percentages of Services

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

(f)	Not applicable.

(g)	Total Fees Paid By Adviser and Certain Affiliates

For the corporate year ended December 31, 2012, the aggregate non-audit fees billed by E&Y for services rendered to the Registrant and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Registrant was approximately $22,779,805. For the fiscal year ended August 31, 2014, the aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Registrant was approximately $4,800,849.

(h)	E&Y notified the Registrant’s Audit Committee of all non-audit services that were rendered by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Registrant’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5. Audit Committees of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

(a)	Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board of Trustees approved an Amended and Restated Nominating Committee Charter (the “Charter”) at their February 13, 2014 Board Meeting. The Charter contains new procedures related to how shareholders are to submit recommendations for Trustee candidates to the Trust. Those new procedures are as follows:

Procedures for Shareholders to Submit Nominee Candidates

(As of February 13, 2014)

A shareholder of the Trust, or of any series thereof, if applicable, must follow the following procedures in order to submit properly a nominee recommendation for the Nominating Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Nominating Committee in connection with the Nominating Committee’s nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Nominating Committee in connection with any subsequent nomination(s).

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references; (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Nominating Committee, for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years, and (vi) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

4.	The Nominating Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Nominating Committee will not be required to consider such candidate.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR filing that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2) Certifications of principal executive officer and principal financial and accounting officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable to the Registrant.

(b) Certifications of principal executive officer and principal financial and accounting officer of the Registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SSGA FUNDS

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	November 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	November 9, 2015

By:	/s/ Chad C. Hallett
Chad C. Hallett
Principal Financial Officer,
Principal Accounting Officer and Treasurer

Date:	November 9, 2015